                            PNC MORTGAGE SECURITIES CORP.,

                           as Depositor and Master Servicer

                                         and

                                      U.S. BANK
                                NATIONAL ASSOCIATION,

                                      as Trustee




                           POOLING AND SERVICING AGREEMENT

                                   $350,143,810.79

                            PNC Mortgage Securities Corp.

                          Mortgage Pass-Through Certificates
                                    Series 1997-5
                                 (Certificate Trust)

                       Mortgage Trust Pass Through Certificates
                                    Series 1997-5
                                   (Mortgage Trust)

                           Cut-Off Date:  September 1, 1997

                                  TABLE OF CONTENTS
                                                                           PAGE

Preliminary Statement. . . . . . . . . . . . . . . . . . . . . . . . . . .   1

                                      ARTICLE I

Section 1.01. DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . .   6
              Accrual Amount . . . . . . . . . . . . . . . . . . . . . . .   6
              Aggregate Certificate Principal Balance. . . . . . . . . . .   6
              Appraised Value. . . . . . . . . . . . . . . . . . . . . . .   6
              Assignment of Proprietary Lease. . . . . . . . . . . . . . .   6
              Authenticating Agent . . . . . . . . . . . . . . . . . . . .   6
              Authorized Denomination. . . . . . . . . . . . . . . . . . .   6
              Bankruptcy Coverage. . . . . . . . . . . . . . . . . . . . .   6
              Bankruptcy Coverage Initial Amount . . . . . . . . . . . . .   7
              Bankruptcy Loss. . . . . . . . . . . . . . . . . . . . . . .   7
              Beneficial Holder: . . . . . . . . . . . . . . . . . . . . .   7
              Book-Entry Certificates. . . . . . . . . . . . . . . . . . .   7
              Business Day . . . . . . . . . . . . . . . . . . . . . . . .   7
              Buydown Agreement. . . . . . . . . . . . . . . . . . . . . .   7
              Buydown Fund . . . . . . . . . . . . . . . . . . . . . . . .   7
              Buydown Fund Account . . . . . . . . . . . . . . . . . . . .   7
              Buydown Loan . . . . . . . . . . . . . . . . . . . . . . . .   8
              Certificate. . . . . . . . . . . . . . . . . . . . . . . . .   8
              Certificate Account. . . . . . . . . . . . . . . . . . . . .   8
              Certificateholder or Holder. . . . . . . . . . . . . . . . .   8
              Certificate Principal Balance. . . . . . . . . . . . . . . .   8
              Certificate Register and Certificate Registrar . . . . . . .   8
              Certificate Trust. . . . . . . . . . . . . . . . . . . . . .   8
              Certificate Trust Available Distribution Amount. . . . . . .   8
              Certificate Trust Certificate Distribution Amount. . . . . .   9
              Certificate Trust Certificates . . . . . . . . . . . . . . .   9
              Certificate Trust Fund . . . . . . . . . . . . . . . . . . .   9
              Class. . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
              Class A Certificates . . . . . . . . . . . . . . . . . . . .  10
              Class A-1 Certificates . . . . . . . . . . . . . . . . . . .  10
              Class A-2 Certificates . . . . . . . . . . . . . . . . . . .  10
              Class A-3 Certificates . . . . . . . . . . . . . . . . . . .  10
              Class A-4 Accretion Termination Date . . . . . . . . . . . .  10
              Class A-4 Accrual Amount . . . . . . . . . . . . . . . . . .  10
              Class A-4 Certificates . . . . . . . . . . . . . . . . . . .  10
              Class A-5 Certificates . . . . . . . . . . . . . . . . . . .  10
              Class A-6 Certificates . . . . . . . . . . . . . . . . . . .  10
              Class A-7 Certificates . . . . . . . . . . . . . . . . . . .  10
              Class A-8 Certificates . . . . . . . . . . . . . . . . . . .  10
              Class A-9 Certificates . . . . . . . . . . . . . . . . . . .  11
              Class A-10 Certificates. . . . . . . . . . . . . . . . . . .  11
              Class A-10 Notional Amount . . . . . . . . . . . . . . . . .  11
              Class A-11 Certificates. . . . . . . . . . . . . . . . . . .  11

                                                                           PAGE

              Class A-12 Certificates. . . . . . . . . . . . . . . . . . .  11
              Class A-13 Certificates. . . . . . . . . . . . . . . . . . .  11
              Class A-14 Certificates. . . . . . . . . . . . . . . . . . .  11
              Class A1-L Certificates. . . . . . . . . . . . . . . . . . .  11
              Class A2-L Certificates. . . . . . . . . . . . . . . . . . .  11
              Class A3-L Certificates. . . . . . . . . . . . . . . . . . .  11
              Class A4-L Certificates. . . . . . . . . . . . . . . . . . .  11
              Class A5-L Certificates. . . . . . . . . . . . . . . . . . .  11
              Class A6-L Certificates. . . . . . . . . . . . . . . . . . .  11
              Class A7-L Certificates. . . . . . . . . . . . . . . . . . .  11
              Class A8-L Certificates. . . . . . . . . . . . . . . . . . .  11
              Class A9-L Certificates. . . . . . . . . . . . . . . . . . .  11
              Class A11-L Certificates . . . . . . . . . . . . . . . . . .  12
               . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
              Class A12-L Certificates . . . . . . . . . . . . . . . . . .  12
              Class A13-L Certificates . . . . . . . . . . . . . . . . . .  12
              Class A14-L Certificates . . . . . . . . . . . . . . . . . .  12
              Class B Certificates . . . . . . . . . . . . . . . . . . . .  12
              Class B-1 Certificates . . . . . . . . . . . . . . . . . . .  12
              Class B-2 Certificates . . . . . . . . . . . . . . . . . . .  12
              Class B-3 Certificates . . . . . . . . . . . . . . . . . . .  12
              Class B-4 Certificates . . . . . . . . . . . . . . . . . . .  12
              Class B-5 Certificates . . . . . . . . . . . . . . . . . . .  12
              Class B-6 Certificates . . . . . . . . . . . . . . . . . . .  12
              Class B1-L Certificates. . . . . . . . . . . . . . . . . . .  12
              Class B2-L Certificates. . . . . . . . . . . . . . . . . . .  12
              Class B3-L Certificates. . . . . . . . . . . . . . . . . . .  12
              Class B4-L Certificates. . . . . . . . . . . . . . . . . . .  12
              Class B5-L Certificates. . . . . . . . . . . . . . . . . . .  12
              Class B6-L Certificates. . . . . . . . . . . . . . . . . . .  13
              Class Notional Amount. . . . . . . . . . . . . . . . . . . .  13
              Class X Certificates . . . . . . . . . . . . . . . . . . . .  13
              Class X-L Certificates . . . . . . . . . . . . . . . . . . .  13
              Class X Notional Amount. . . . . . . . . . . . . . . . . . .  13
              Class Principal Balance. . . . . . . . . . . . . . . . . . .  13
              Class R Certificates . . . . . . . . . . . . . . . . . . . .  13
              Class R-L Certificates . . . . . . . . . . . . . . . . . . .  13
              Class R-1 Certificates . . . . . . . . . . . . . . . . . . .  14
              Clearing Agency. . . . . . . . . . . . . . . . . . . . . . .  14
              Closing Date . . . . . . . . . . . . . . . . . . . . . . . .  14
              Code . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
              Company. . . . . . . . . . . . . . . . . . . . . . . . . . .  14
              Compensating Interest. . . . . . . . . . . . . . . . . . . .  14
              Component. . . . . . . . . . . . . . . . . . . . . . . . . .  14
              Component A-1-1. . . . . . . . . . . . . . . . . . . . . . .  14
              Component A1-1-L . . . . . . . . . . . . . . . . . . . . . .  14
              Component A-1-2. . . . . . . . . . . . . . . . . . . . . . .  14
              Component A1-2-L . . . . . . . . . . . . . . . . . . . . . .  14

                                                                           PAGE

              Component A-1-2 Accretion Termination Date . . . . . . . . .  14
              Component A-1-2 Accrual Amount . . . . . . . . . . . . . . .  14
              Component A-1-3. . . . . . . . . . . . . . . . . . . . . . .  15
              Component A-1-4. . . . . . . . . . . . . . . . . . . . . . .  15
              Component A1-4-L . . . . . . . . . . . . . . . . . . . . . .  15
              Component A-1-5. . . . . . . . . . . . . . . . . . . . . . .  15
              Component A1-5-L . . . . . . . . . . . . . . . . . . . . . .  15
              Component A-1-5 Notional Amount. . . . . . . . . . . . . . .  15
              Component A-9-1. . . . . . . . . . . . . . . . . . . . . . .  15
              Component A9-1-L . . . . . . . . . . . . . . . . . . . . . .  15
              Component A-9-2. . . . . . . . . . . . . . . . . . . . . . .  15
              Component A9-2-L . . . . . . . . . . . . . . . . . . . . . .  15
              Component Principal Balance. . . . . . . . . . . . . . . . .  16
              Cooperative. . . . . . . . . . . . . . . . . . . . . . . . .  16
              Cooperative Apartment. . . . . . . . . . . . . . . . . . . .  16
              Cooperative Lease. . . . . . . . . . . . . . . . . . . . . .  16
              Cooperative Loans. . . . . . . . . . . . . . . . . . . . . .  16
              Cooperative Stock. . . . . . . . . . . . . . . . . . . . . .  17
              Cooperative Stock Certificate. . . . . . . . . . . . . . . .  17
              Corporate Trust Office . . . . . . . . . . . . . . . . . . .  17
              Corresponding Class. . . . . . . . . . . . . . . . . . . . .  17
              Credit Support Depletion Date. . . . . . . . . . . . . . . .  17
              Curtailment. . . . . . . . . . . . . . . . . . . . . . . . .  17
              Curtailment Shortfall. . . . . . . . . . . . . . . . . . . .  17
              Custodial Account for P&I. . . . . . . . . . . . . . . . . .  17
              Custodial Account for Reserves . . . . . . . . . . . . . . .  18
              Custodial Agreement. . . . . . . . . . . . . . . . . . . . .  18
              Custodian. . . . . . . . . . . . . . . . . . . . . . . . . .  18
              Cut-Off Date . . . . . . . . . . . . . . . . . . . . . . . .  18
              Definitive Certificates. . . . . . . . . . . . . . . . . . .  18
              Depositary Agreement . . . . . . . . . . . . . . . . . . . .  18
              Destroyed Mortgage Note. . . . . . . . . . . . . . . . . . .  18
              Determination Date . . . . . . . . . . . . . . . . . . . . .  18
              Disqualified Organization. . . . . . . . . . . . . . . . . .  18
              Distribution Date. . . . . . . . . . . . . . . . . . . . . .  18
              DTC. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
              DTC Participant. . . . . . . . . . . . . . . . . . . . . . .  19
              Due Date . . . . . . . . . . . . . . . . . . . . . . . . . .  19
              Eligible Institution . . . . . . . . . . . . . . . . . . . .  19
              Eligible Investments . . . . . . . . . . . . . . . . . . . .  19
              ERISA. . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
              Event of Default . . . . . . . . . . . . . . . . . . . . . .  20
              Excess Liquidation Proceeds. . . . . . . . . . . . . . . . .  20
              FDIC . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
              FHA. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
              FHLB . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
              FHLMC. . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
              FNMA . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

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                                                                           PAGE

              Fraud Coverage . . . . . . . . . . . . . . . . . . . . . . .  21
              Fraud Coverage Initial Amount. . . . . . . . . . . . . . . .  21
              Fraud Loss . . . . . . . . . . . . . . . . . . . . . . . . .  21
              Indirect DTC Participants. . . . . . . . . . . . . . . . . .  21
              Insurance Proceeds . . . . . . . . . . . . . . . . . . . . .  21
              Interest Distribution Amount . . . . . . . . . . . . . . . .  21
              Investment Account . . . . . . . . . . . . . . . . . . . . .  22
              Investment Depository. . . . . . . . . . . . . . . . . . . .  22
              Lender . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
              LIBOR. . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
              LIBOR Determination Date . . . . . . . . . . . . . . . . . .  23
              Liquidated Mortgage Loan . . . . . . . . . . . . . . . . . .  23
              Liquidation Principal. . . . . . . . . . . . . . . . . . . .  23
              Liquidation Proceeds . . . . . . . . . . . . . . . . . . . .  23
              Loan-to-Value Ratio. . . . . . . . . . . . . . . . . . . . .  23
              Lockout Liquidation Amount . . . . . . . . . . . . . . . . .  23
              Lockout Percentage . . . . . . . . . . . . . . . . . . . . .  23
              Lockout Prepayment Percentage. . . . . . . . . . . . . . . .  24
              Lockout Principal Distribution Amount. . . . . . . . . . . .  24
              Master Servicer. . . . . . . . . . . . . . . . . . . . . . .  24
              Master Servicing Fee . . . . . . . . . . . . . . . . . . . .  24
              Monthly P&I Advance. . . . . . . . . . . . . . . . . . . . .  24
              Monthly Payment. . . . . . . . . . . . . . . . . . . . . . .  24
              Mortgage . . . . . . . . . . . . . . . . . . . . . . . . . .  24
              Mortgaged Property . . . . . . . . . . . . . . . . . . . . .  24
              Mortgage File. . . . . . . . . . . . . . . . . . . . . . . .  24
              Mortgage Interest Rate . . . . . . . . . . . . . . . . . . .  27
              Mortgage Loan Schedule . . . . . . . . . . . . . . . . . . .  27
              Mortgage Loans . . . . . . . . . . . . . . . . . . . . . . .  27
              Mortgage Note. . . . . . . . . . . . . . . . . . . . . . . .  27
              Mortgage Pool. . . . . . . . . . . . . . . . . . . . . . . .  27
              Mortgage Trust . . . . . . . . . . . . . . . . . . . . . . .  28
              Mortgage Trust Available Distribution Amount . . . . . . . .  28
              Mortgage Trust Certificate Distribution Amount . . . . . . .  29
              Mortgage Trust Certificates. . . . . . . . . . . . . . . . .  38
              Mortgage Trust Fund. . . . . . . . . . . . . . . . . . . . .  38
              Mortgagor. . . . . . . . . . . . . . . . . . . . . . . . . .  38
              Nonrecoverable Advance . . . . . . . . . . . . . . . . . . .  38
              Non-U.S. Person. . . . . . . . . . . . . . . . . . . . . . .  38
              OTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
              Officer's Certificate. . . . . . . . . . . . . . . . . . . .  38
              Opinion of Counsel . . . . . . . . . . . . . . . . . . . . .  38
              Original Value . . . . . . . . . . . . . . . . . . . . . . .  38
              Ownership Interest . . . . . . . . . . . . . . . . . . . . .  38
              Pass-Through Entity. . . . . . . . . . . . . . . . . . . . .  38
              Pass-Through Rate. . . . . . . . . . . . . . . . . . . . . .  39
              Paying Agent . . . . . . . . . . . . . . . . . . . . . . . .  39
              Payoff . . . . . . . . . . . . . . . . . . . . . . . . . . .  39

                                                                           PAGE

              Payoff Earnings. . . . . . . . . . . . . . . . . . . . . . .  39
              Payoff Interest. . . . . . . . . . . . . . . . . . . . . . .  39
              Payoff Period. . . . . . . . . . . . . . . . . . . . . . . .  39
              Percentage Interest. . . . . . . . . . . . . . . . . . . . .  39
              Permitted Transferee . . . . . . . . . . . . . . . . . . . .  41
              Person . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
              Planned Principal Balance. . . . . . . . . . . . . . . . . .  41
              PO Fraction. . . . . . . . . . . . . . . . . . . . . . . . .  41
              PO Mortgage Loan . . . . . . . . . . . . . . . . . . . . . .  41
              Premium Rate Mortgage Loans. . . . . . . . . . . . . . . . .  41
              Prepaid Monthly Payment. . . . . . . . . . . . . . . . . . .  41
              Primary Insurance Policy . . . . . . . . . . . . . . . . . .  41
              Principal Balance. . . . . . . . . . . . . . . . . . . . . .  41
              Principal Payment. . . . . . . . . . . . . . . . . . . . . .  42
              Principal Payment Amount . . . . . . . . . . . . . . . . . .  42
              Principal Prepayment . . . . . . . . . . . . . . . . . . . .  42
              Principal Prepayment Amount. . . . . . . . . . . . . . . . .  42
              Prior Period . . . . . . . . . . . . . . . . . . . . . . . .  42
              Pro Rata Allocation. . . . . . . . . . . . . . . . . . . . .  42
              Purchase Obligation. . . . . . . . . . . . . . . . . . . . .  43
              Purchase Price . . . . . . . . . . . . . . . . . . . . . . .  43
              Qualified Insurer. . . . . . . . . . . . . . . . . . . . . .  43
              Rating Agency. . . . . . . . . . . . . . . . . . . . . . . .  43
              Ratings. . . . . . . . . . . . . . . . . . . . . . . . . . .  44
              Realized Loss. . . . . . . . . . . . . . . . . . . . . . . .  44
              Record Date. . . . . . . . . . . . . . . . . . . . . . . . .  45
              Reference Banks. . . . . . . . . . . . . . . . . . . . . . .  45
              Regular Interest Certificates. . . . . . . . . . . . . . . .  45
              REMIC. . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
              REMIC Provisions . . . . . . . . . . . . . . . . . . . . . .  45
              Remittance Rate. . . . . . . . . . . . . . . . . . . . . . .  45
              Residual Certificates. . . . . . . . . . . . . . . . . . . .  45
              Residual Distribution Amount . . . . . . . . . . . . . . . .  45
              Responsible Officer. . . . . . . . . . . . . . . . . . . . .  46
              S&P. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
              Securities Act . . . . . . . . . . . . . . . . . . . . . . .  46
              Security Agreement . . . . . . . . . . . . . . . . . . . . .  46
              Selling and Servicing Contract . . . . . . . . . . . . . . .  46
              Senior Certificates. . . . . . . . . . . . . . . . . . . . .  46
              Senior Liquidation Amount. . . . . . . . . . . . . . . . . .  46
              Senior Percentage. . . . . . . . . . . . . . . . . . . . . .  46
              Senior Prepayment Percentage . . . . . . . . . . . . . . . .  46
              Servicer . . . . . . . . . . . . . . . . . . . . . . . . . .  48
              Servicing Fee. . . . . . . . . . . . . . . . . . . . . . . .  48
              Servicing Officer. . . . . . . . . . . . . . . . . . . . . .  48
              Special Hazard Coverage. . . . . . . . . . . . . . . . . . .  48
              Special Hazard Coverage Initial Amount . . . . . . . . . . .  48
              Special Hazard Loss. . . . . . . . . . . . . . . . . . . . .  48

                                                                           PAGE

              Step Down Percentage . . . . . . . . . . . . . . . . . . . .  49
              Stripped Interest Rate . . . . . . . . . . . . . . . . . . .  49
              Subordinate Certificates . . . . . . . . . . . . . . . . . .  49
              Subordinate Liquidation Amount . . . . . . . . . . . . . . .  49
              Subordinate Percentage . . . . . . . . . . . . . . . . . . .  49
              Subordinate Prepayment Percentage. . . . . . . . . . . . . .  49
              Subordinate Principal Distribution Amount. . . . . . . . . .  49
              Subordination Level. . . . . . . . . . . . . . . . . . . . .  50
              Substitute Mortgage Loan . . . . . . . . . . . . . . . . . .  50
              Targeted Principal Balance . . . . . . . . . . . . . . . . .  50
              Tax Matters Person . . . . . . . . . . . . . . . . . . . . .  50
              Termination Date . . . . . . . . . . . . . . . . . . . . . .  50
              Termination Payment. . . . . . . . . . . . . . . . . . . . .  50
              Transfer . . . . . . . . . . . . . . . . . . . . . . . . . .  50
              Transferee . . . . . . . . . . . . . . . . . . . . . . . . .  50
              Transferee Affidavit and Agreement . . . . . . . . . . . . .  50
              Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . .  51
              Uncollected Interest . . . . . . . . . . . . . . . . . . . .  51
              Uncompensated Interest Shortfall . . . . . . . . . . . . . .  51
              Underwriting Standards . . . . . . . . . . . . . . . . . . .  51
              Uninsured Cause. . . . . . . . . . . . . . . . . . . . . . .  51
              U.S. Person. . . . . . . . . . . . . . . . . . . . . . . . .  51
              VA . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
              WAC IO Notional Amount . . . . . . . . . . . . . . . . . . .  51
              Withdrawal Date. . . . . . . . . . . . . . . . . . . . . . .  51

                                      ARTICLE II

           CONVEYANCE OF THE TRUST FUNDS; REMIC ELECTION AND DESIGNATIONS;
                          ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01. CONVEYANCE OF THE MORTGAGE TRUST FUND; REMIC ELECTION AND
              DESIGNATIONS.. . . . . . . . . . . . . . . . . . . . . . . .  52
Section 2.02. ACCEPTANCE BY TRUSTEE. . . . . . . . . . . . . . . . . . . .  56
Section 2.03. REPRESENTATIONS AND WARRANTIES OF THE COMPANY CONCERNING
              THE MORTGAGE LOANS . . . . . . . . . . . . . . . . . . . . .  58
Section 2.04. AUTHENTICATION OF THE MORTGAGE TRUST CERTIFICATES AND THE
              CLASS R-1 CERTIFICATES . . . . . . . . . . . . . . . . . . .  62
Section 2.05. CONVEYANCE OF THE CERTIFICATE TRUST FUND; REMIC ELECTION
              AND DESIGNATIONS . . . . . . . . . . . . . . . . . . . . . .  62
Section 2.06. ACCEPTANCE BY TRUSTEE. . . . . . . . . . . . . . . . . . . .  65
Section 2.07. REPRESENTATIONS AND WARRANTIES OF THE COMPANY CONCERNING
              THE MORTGAGE TRUST CERTIFICATES. . . . . . . . . . . . . . .  65
Section 2.08. AUTHENTICATION OF CERTIFICATE TRUST CERTIFICATES AND THE
              CLASS R CERTIFICATES . . . . . . . . . . . . . . . . . . . .  66

                                     ARTICLE III

                                                                           PAGE

                    ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01. THE COMPANY TO ACT AS MASTER SERVICER. . . . . . . . . . . .  66
Section 3.02. CUSTODIAL ACCOUNTS . . . . . . . . . . . . . . . . . . . . .  67
Section 3.03. THE INVESTMENT ACCOUNT; ELIGIBLE INVESTMENTS . . . . . . . .  68
Section 3.04. THE CERTIFICATE ACCOUNT. . . . . . . . . . . . . . . . . . .  69
Section 3.05. PERMITTED WITHDRAWALS FROM THE CERTIFICATE ACCOUNT AND
              CUSTODIAL ACCOUNTS FOR P&I AND OF BUYDOWN FUNDS FROM THE
              BUYDOWN FUND ACCOUNTS. . . . . . . . . . . . . . . . . . . .  70
Section 3.06. MAINTENANCE OF PRIMARY INSURANCE POLICIES; COLLECTIONS
              THEREUNDER . . . . . . . . . . . . . . . . . . . . . . . . .  71
Section 3.07. MAINTENANCE OF HAZARD INSURANCE. . . . . . . . . . . . . . .  71
Section 3.08. ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS. .  72
Section 3.09. REALIZATION UPON DEFAULTED MORTGAGE LOANS. . . . . . . . . .  73
Section 3.10. TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES. . . . . . .  74
Section 3.11. COMPENSATION TO THE MASTER SERVICER AND THE SERVICERS. . . .  75
Section 3.12. REPORTS TO THE TRUSTEE; CERTIFICATE ACCOUNT STATEMENT. . . .  75
Section 3.13. ANNUAL STATEMENT AS TO COMPLIANCE. . . . . . . . . . . . . .  76
Section 3.14. ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING
              THE MORTGAGE LOANS . . . . . . . . . . . . . . . . . . . . .  76
Section 3.15. ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT. . .  76
Section 3.16. [RESERVED.]. . . . . . . . . . . . . . . . . . . . . . . . .  76
Section 3.17. [RESERVED.]. . . . . . . . . . . . . . . . . . . . . . . . .  76
Section 3.18. [RESERVED.]. . . . . . . . . . . . . . . . . . . . . . . . .  76
Section 3.19. [RESERVED.]. . . . . . . . . . . . . . . . . . . . . . . . .  76
Section 3.20. [RESERVED.]. . . . . . . . . . . . . . . . . . . . . . . . .  76
Section 3.21. ASSUMPTION OR TERMINATION OF SELLING AND SERVICING
              CONTRACTS BY TRUSTEE . . . . . . . . . . . . . . . . . . . .  76

                                      ARTICLE IV

                 PAYMENTS TO CERTIFICATEHOLDERS; PAYMENT OF EXPENSES

Section 4.01. DISTRIBUTIONS TO CERTIFICATEHOLDERS. . . . . . . . . . . . .  77
Section 4.02. STATEMENTS TO MORTGAGE TRUST CERTIFICATEHOLDERS. . . . . . .  78
Section 4.03. ADVANCES BY THE MASTER SERVICER; DISTRIBUTION REPORTS TO
              THE TRUSTEE. . . . . . . . . . . . . . . . . . . . . . . . .  79
Section 4.04. NONRECOVERABLE ADVANCES. . . . . . . . . . . . . . . . . . .  80
Section 4.05. CERTIFICATE TRUST DISTRIBUTIONS. . . . . . . . . . . . . . .  80
Section 4.06. STATEMENTS TO CERTIFICATE TRUST CERTIFICATEHOLDERS . . . . .  81

                                      ARTICLE V

                                   THE CERTIFICATES

Section 5.01. THE CERTIFICATES . . . . . . . . . . . . . . . . . . . . . .  82
Section 5.02. CERTIFICATES ISSUABLE IN CLASSES; DISTRIBUTIONS OF
              PRINCIPAL AND INTEREST; AUTHORIZED DENOMINATIONS . . . . . .  88
Section 5.03. REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES. . . .  88
Section 5.04. MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. . . . . .  89

                                                                           PAGE

Section 5.05. PERSONS DEEMED OWNERS. . . . . . . . . . . . . . . . . . . .  89
Section 5.06. TEMPORARY CERTIFICATES . . . . . . . . . . . . . . . . . . .  89
Section 5.07. BOOK-ENTRY FOR BOOK-ENTRY CERTIFICATES.. . . . . . . . . . .  90
Section 5.08. NOTICES TO CLEARING AGENCY.. . . . . . . . . . . . . . . . .  91
Section 5.09. DEFINITIVE CERTIFICATES. . . . . . . . . . . . . . . . . . .  91
Section 5.10. OFFICE FOR TRANSFER OF CERTIFICATES. . . . . . . . . . . . .  91

                                      ARTICLE VI

                         THE COMPANY AND THE MASTER SERVICER

Section 6.01. LIABILITY OF THE COMPANY AND THE MASTER SERVICER . . . . . .  91
Section 6.02. MERGER OR CONSOLIDATION OF THE COMPANY OR THE MASTER
              SERVICER . . . . . . . . . . . . . . . . . . . . . . . . . .  92
Section 6.03. LIMITATION ON LIABILITY OF THE COMPANY, THE MASTER
              SERVICER AND OTHERS. . . . . . . . . . . . . . . . . . . . .  92
Section 6.04. THE COMPANY AND MASTER SERVICER NOT TO RESIGN. . . . . . . .  92

                                     ARTICLE VII

                                       DEFAULT

Section 7.01. EVENTS OF DEFAULT. . . . . . . . . . . . . . . . . . . . . .  93
Section 7.02. TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR . . . . . . . . . .  95
Section 7.03. NOTIFICATION TO CERTIFICATEHOLDERS . . . . . . . . . . . . .  96

                                     ARTICLE VIII

                                CONCERNING THE TRUSTEE

Section 8.01. DUTIES OF TRUSTEE. . . . . . . . . . . . . . . . . . . . . .  96
Section 8.02. CERTAIN MATTERS AFFECTING THE TRUSTEE. . . . . . . . . . . .  97
Section 8.03. TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS. . . .  98
Section 8.04. TRUSTEE MAY OWN CERTIFICATES . . . . . . . . . . . . . . . .  98
Section 8.05. THE MASTER SERVICER TO PAY TRUSTEE'S FEES AND EXPENSES . . .  98
Section 8.06. ELIGIBILITY REQUIREMENTS FOR TRUSTEE . . . . . . . . . . . .  99
Section 8.07. RESIGNATION AND REMOVAL OF TRUSTEE . . . . . . . . . . . . .  99
Section 8.08. SUCCESSOR TRUSTEE. . . . . . . . . . . . . . . . . . . . . . 100
Section 8.09. MERGER OR CONSOLIDATION OF TRUSTEE . . . . . . . . . . . . . 100
Section 8.10. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE. . . . . . . . 100
Section 8.11. AUTHENTICATING AGENTS. . . . . . . . . . . . . . . . . . . . 101
Section 8.12. PAYING AGENTS. . . . . . . . . . . . . . . . . . . . . . . . 102

                                      ARTICLE IX

                                     TERMINATION

Section 9.01. TERMINATION UPON REPURCHASE BY THE COMPANY OR LIQUIDATION
              OF ALL MORTGAGE LOANS. . . . . . . . . . . . . . . . . . . . 103

                                                                           PAGE

Section 9.02.  ADDITIONAL TERMINATION REQUIREMENTS . . . . . . . . . . . . 104
Section 9.03.  TRUSTS IRREVOCABLE. . . . . . . . . . . . . . . . . . . . . 105

                                      ARTICLE X

                               MISCELLANEOUS PROVISIONS

Section 10.01. AMENDMENT . . . . . . . . . . . . . . . . . . . . . . . . . 105
Section 10.02. RECORDATION OF AGREEMENT. . . . . . . . . . . . . . . . . . 106
Section 10.03. LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS. . . . . . . . . 106
Section 10.04. ACCESS TO LIST OF CERTIFICATEHOLDERS. . . . . . . . . . . . 107
Section 10.05. GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . 107
Section 10.06. NOTICES . . . . . . . . . . . . . . . . . . . . . . . . . . 107
Section 10.07. SEVERABILITY OF PROVISIONS. . . . . . . . . . . . . . . . . 108
Section 10.08. COUNTERPART SIGNATURES. . . . . . . . . . . . . . . . . . . 108
Section 10.09. BENEFITS OF AGREEMENT . . . . . . . . . . . . . . . . . . . 108
Section 10.10. NOTICES AND COPIES TO RATING AGENCY.. . . . . . . . . . . . 108

                                       EXHIBITS

Exhibit A --   Forms of Certificate Trust Certificates
Exhibit B --   Form of Residual Certificates
Exhibit C --   Forms of Mortgage Trust Certificates
Exhibit D --   Schedule of Mortgage Loans
Exhibit E --   Form of Selling and Servicing Contract
Exhibit F --   Form of Transferor Certificate for Class B-4, Class B-5 and
                 Class B-6 Certificates
Exhibit G --   Form of Transferee's Certificate for Class B-4, Class B-5 and
                 Class B-6 Certificates
Exhibit H --   Form of Additional Matter Incorporated into the Form of the
                 Mortgage Trust Certificates
Exhibit I --   Form of Transferor Certificate
Exhibit J --   Form of Transferee Affidavit and Agreement
Exhibit K --   Form of Additional Matter Incorporated into the Form of the
                 Certificate Trust Certificates
Exhibit L --   Form of Rule 144A Investment Representation
Exhibit M --   Form of Trustee's Certificate of Review of Mortgage Loans
Exhibit N --   Schedule of Certain Mortgage Loans With Group Primary Insurance
                 Policies
Exhibit O --   Planned Principal Balances
Exhibit P --   Targeted Principal Balances

    This Pooling and Servicing Agreement, dated and effective as of September 1, 1997 (this "Agreement"), is executed between PNC Mortgage Securities Corp., as Depositor and Master Servicer (the "Company"), and U.S. Bank National Association, as Trustee (the "Trustee"). Capitalized terms used in this Agreement and not otherwise defined have the meanings ascribed to such terms in
Article I hereof.

                                PRELIMINARY STATEMENT

    The Company at the Closing Date is the owner of the Mortgage Loans and the other property being conveyed by it to the Trustee for inclusion in the Mortgage Trust Fund. On the Closing Date, the Company will acquire the Mortgage Trust Certificates and the Class R-1 Certificates from the Mortgage Trust Fund as consideration for its transfer to the Mortgage Trust Fund of the Mortgage Loans and certain other assets and will be the owner of the Mortgage Trust Certificates and the Class R-1 Certificates. The Company has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Mortgage Loans and the issuance to the Company of the Mortgage Trust Certificates representing in the aggregate the entire beneficial ownership of the Mortgage Trust Fund (except for that portion represented by the Class R-1 Certificates), the conveyance to the Trustee by the Company of the Mortgage Trust Certificates and the issuance of the Certificate Trust Certificates representing in the aggregate the entire beneficial interest in the Certificate Trust Fund (except for that portion represented by the Class R Certificates). On the Closing Date, the Company will acquire the Certificate Trust Certificates and the ClassR Certificates from the Certificate Trust Fund as consideration for its transfer to the Certificate Trust Fund of the Mortgage Trust Certificates and will be the owner of the Certificate Trust Certificates and the Class R Certificates. All covenants and agreements made by the Company and the Trustee herein with respect to the Mortgage Loans and the other property constituting the Mortgage Trust Fund are for the benefit of the Holders from time to time of the Mortgage Trust Certificates and the Class R-1 Certificates. All covenants and agreements made by the Company and the Trustee herein with respect to the Mortgage Trust Certificates and the other property constituting the Certificate Trust Fund are for the benefit of the Holders from time to time of the Certificate Trust Certificates and the Class R Certificates. The Company is entering into this Agreement, and the Trustee is accepting the two separate trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

    The Certificates issued hereunder, other than the Class A-1, Class B-4, Class B-5, and Class B-6 Certificates, have been offered for sale pursuant to a Prospectus, dated September 18, 1997, and a Prospectus Supplement, dated September 26, 1997, of the Company (together, the "Prospectus"). The Class A-1, Class B-4, Class B-5 and Class B-6 Certificates have been offered for sale pursuant to a Private Placement Memorandum, dated September 30, 1997. The Mortgage Trust Fund and the Certificate Trust Fund created hereunder are intended to be the "Mortgage Trust" and the "Certificate Trust," respectively, as described in the Prospectus and the Private Placement Memorandum and the Certificate Trust Certificates and the Residual Certificates are intended to be the "Certificates" described therein. The following tables set forth the designation, type of interest, initial Remittance Rate, initial Class Principal Balance and last scheduled Distribution Date for each Class of Certificates comprising the interests in the Mortgage Trust Fund and the Certificate Trust Fund created hereunder:

                                 MORTGAGE TRUST FUND



                                                        INITIAL CLASS
                 TYPE OF          REMITTANCE              PRINCIPAL                LAST SCHEDULED
  DESIGNATION    INTEREST           RATE(1)                BALANCE               DISTRIBUTION DATE*
  ------------   --------         ------------         --------------            ------------------
  Class A1-L     Regular             7.250%(2)         $58,367,850.14             October 25, 2027
  Class A2-L     Regular             6.750%             18,990,025.00             October 25, 2027
  Class A3-L     Regular             7.400%             19,125,000.00             October 25, 2027
  Class A4-L     Regular             7.400%(3)           5,200,000.00             October 25, 2027
  Class A5-L     Regular             7.000%             41,133,333.00             October 25, 2027
  Class A6-L     Regular             7.750%             22,066,667.00             October 25, 2027
  Class A7-L     Regular             6.750%             11,050,000.00             October 25, 2027
  Class A8-L     Regular             6.750%             14,917,610.00             October 25, 2027
  Class A9-L     Regular             9.000%(4)          34,314,211.00             October 25, 2027
  Class A11-L    Regular             7.150%             17,300,000.00             October 25, 2027
  Class A12-L    Regular             7.150%             66,649,102.00             October 25, 2027
  Class A13-L    Regular             7.150%             18,772,000.00             October 25, 2027
  Class A14-L    Regular             7.000%              3,000,000.00             October 25, 2027
  Class X-L      Regular             7.250%(5)                   0.00             October 25, 2027
  Class B1-L     Regular             7.250%              9,628,954.00             October 25, 2027
  Class B2-L     Regular             7.250%              2,626,078.00             October 25, 2027
  Class B3-L     Regular             7.250%              3,501,438.00             October 25, 2027
  Class B4-L     Regular             7.250%              1,575,647.00             October 25, 2027
  Class B5-L     Regular             7.250%                700,287.00             October 25, 2027
  Class B6-L     Regular             7.250%              1,225,508.65             October 25, 2027
  Class R-L      Regular             7.250%                     50.00             October 25, 2027
  Class R-1+     Residual            7.250%                     50.00             October 25, 2027




* The Distribution Date in the month after the maturity date for the latest maturing Mortgage Loan in the Mortgage Pool.

+ The Class R-1 Certificates are entitled to receive the applicable Residual Distribution Amount and Excess Liquidation Proceeds.

(1) Interest distributed to the Mortgage Trust Certificates and Class R-1 Certificates on each Distribution Date will have accrued during the Prior Period, except for (i) the Class A9-L Certificates which will accrue interest during the period from the 25th day of the month prior to each Distribution Date to the 24th day of the month of such Distribution Date and (ii) Component A1-3-L and Component A1-4-L of the Class A1-L Certificates which will not be entitled to receive interest.
(2) For purposes of calculating distributions, the Class A1-L Certificates will be comprised of five Components having the designations, initial Component Principal Balances and Remittance Rates set forth below:

                             INITIAL COMPONENT
         DESIGNATION         PRINCIPAL BALANCE          REMITTANCE RATE
       ----------------      -----------------          ---------------
       Component A1-1-L       $    898,297.00               7.400%
       Component A1-2-L         52,000,000.00               7.400%(A)
       Component A1-3-L          5,363,095.00              (B)
       Component A1-4-L            106,458.14              (B)
       Component A1-5-L                  0.00               7.250%(C)

    (A) On each Distribution Date on or before the Component A-1-2 Accretion Termination Date, an amount equal to the Component A-1-2 Accrual Amount will be added to the Component A1-2-L Principal Balance, and such amount will be distributed as principal on the Class A3-L, Class A4-L, Class A11-L, Class A12-L and Class A13-L Certificates and on Component A9-2-L of the Class A9-L Certificates and on Component A1-2-L of the Class A1-L Certificates as described herein.
    (B) Each of Component A1-3-L and Component A1-4-L will not have a Remittance Rate and will not be entitled to receive distributions of interest.
    (C) The Remittance Rate on Component A1-5-L will be 7.250% per annum. Component A1-5-L will accrue interest on the Component A-1-5 Notional Amount. The Component A-1-5 Notional Amount as of the Cut-Off Date will be $10,180,726.00. Component A1-5-L will not be entitled to receive distributions of principal.

    (3) On each Distribution Date on or before the Class A-4 Accretion Termination Date, an amount equal to the Class A-4 Accrual Amount will be added to the Class A4-L Principal Balance, and such amount will be distributed as principal on the Class A3-L, Class A4-L, Class A11-L, Class A12-L and Class A13-L Certificates and on Component A9-2-L of the Class A9-L Certificates and on Component A1-2-L of the Class A1-L Certificates, as described herein.
    (4) For purposes of calculating distributions, the Class A9-L Certificates will be comprised of two Components having the designations, initial Component Principal Balances and Remittance Rates set forth below:

                                           INITIAL
             DESIGNATION        COMPONENT PRINCIPAL BALANCE    REMITTANCE RATE
           ----------------     ---------------------------    ---------------
           Component A9-1-L            $18,264,039.00
                9.00%

           Component A9-2-L            $16,050,172.00
                9.00%

    (5) The Remittance Rate on the Class X-L Certificates will be 7.250% per annum. The Class X-L Certificates will accrue interest on the Class X Notional Amount.


         As provided herein, with respect to the Mortgage Trust Fund, the Company will cause an election to be made on behalf of the Mortgage Trust Fund to be treated for federal income tax purposes as a REMIC. The Class A2-L, Class A3-L, Class A4-L, Class A5-L, Class A6-L, Class A7-L, Class A8-L, Class A9-L, Class A11-L, Class A12-L, Class A13-L, Class X-L, Class B1-L, Class B2-L, Class B3-L, Class B4-L, Class B5-L, Class B6-L and R-L Certificates and Component A1-1-L, Component A1-2-L, Component A1-3-L, Component A1-4-L and Component A1-5-L will be designated regular interests in the Mortgage Trust Fund and the Class R-1 Certificates will be designated the sole class of residual interest in the Mortgage Trust Fund, for purposes of the REMIC Provisions.

                                CERTIFICATE TRUST FUND



                                                      INITIAL CLASS
                 TYPE OF          REMITTANCE            PRINCIPAL                  LAST SCHEDULED
  DESIGNATION    INTEREST           RATE(1)              BALANCE                 DISTRIBUTION DATE*
  ------------   --------        --------------      ----------------            ------------------

  Class A-1      Regular              7.250%(2)      $  58,367,850.14              October 25, 2027
  Class A-2      Regular              6.750%            18,990,025.00              October 25, 2027
  Class A-3      Regular              7.400%            19,125,000.00              October 25, 2027
  Class A-4      Regular              7.400%(3)          5,200,000.00              October 25, 2027
  Class A-5      Regular              7.000%            41,133,333.00              October 25, 2027
  Class A-6      Regular              7.750%            22,066,667.00              October 25, 2027
  Class A-7      Regular              6.750%            11,050,000.00              October 25, 2027
  Class A-8      Regular              6.750%            14,917,610.00              October 25, 2027
  Class A-9      Regular             (4)                34,314,211.00              October 25, 2027
  Class A-10     Regular             (5)                         0.00              October 25, 2027
  Class A-11     Regular              7.150%            17,300,000.00              October 25, 2027
  Class A-12     Regular              7.150%            66,649,102.00              October 25, 2027
  Class A-13     Regular              7.150%            18,772,000.00              October 25, 2027
  Class A-14     Regular              7.000%             3,000,000.00              October 25, 2027
  Class X        Regular              7.250%(6)                  0.00              October 25, 2027
  Class B-1      Regular              7.250%             9,628,954.00              October 25, 2027
  Class B-2      Regular              7.250%             2,626,078.00              October 25, 2027
  Class B-3      Regular              7.250%             3,501,438.00              October 25, 2027
  Class B-4      Regular              7.250%             1,575,647.00              October 25, 2027
  Class B-5      Regular              7.250%               700,287.00              October 25, 2027
  Class B-6      Regular              7.250%             1,225,508.65              October 25, 2027
  Class R+       Residual             7.250%                    50.00              October 25, 2027


* The Distribution Date in the month after the maturity date for the latest maturing Mortgage Loan in the Mortgage Pool (the "latest possible maturity date" for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations).
+ The Class R Certificates are entitled to receive the applicable Residual Distribution Amount.

(1) Interest distributed to the Certificate Trust Certificates on each Distribution Date will have accrued during the Prior Period at the applicable per annum Remittance Rate except for (i) the Class A-9 and Class A-10 Certificates which will accrue interest during the period from the 25th day of the month prior to each Distribution Date to the 24th day of the month of such Distribution Date and (ii) the Class A-1 Certificates in respect of Component A-1-3 and Component A-1-4 which will not be entitled to receive distributions of interest.

(2) For purposes of calculating distributions, the Class A-1 Certificates will be comprised of five Components having the designations, initial Component Principal Balances and Remittance Rates set forth below:

                             INITIAL COMPONENT
        DESIGNATION          PRINCIPAL BALANCE        REMITTANCE RATE
      ---------------        -----------------        ----------------
      Component A-1-1         $    898,297.00            7.400%
      Component A-1-2           52,000,000.00            7.400%(A)
      Component A-1-3            5,363,095.00          (B)
      Component A-1-4              106,458.14          (B)
      Component A-1-5                    0.00            7.250%(C)

    (A) On each Distribution Date on or before the Component A-1-2 Accretion Termination Date, an amount equal to the Component A-1-2 Accrual Amount will be added to the Component A-1-2 Principal Balance, and such amount will be distributed as principal on the Class A-3, Class A-4, Class A-11, Class A-12 and Class A-13 Certificates and on Component A-9-2 of the Class A-9 Certificates and on Component A-1-2 of the Class A-1 Certificates as described herein.
    (B) Each of Component A-1-3 and Component A-1-4 will not have a Remittance Rate and will not be entitled to receive distributions of interest.
    (C) The Remittance Rate on Component A-1-5 will be 7.250% per annum. Component A-1-5 will accrue interest on the Component A-1-5 Notional Amount. The Component A-1-5 Notional Amount as of the Cut-Off Date will be $10,180,726.00. Component A-1-5 will not be entitled to receive distributions of principal.

(3) On each Distribution Date on or before the Class A-4 Accretion Termination Date, an amount equal to the Class A-4 Accrual Amount will be added to the Class A-4 Principal Balance, and such amount will be distributed as principal on the Class A-3, Class A-4, Class A-11, Class A-12 and Class A-13 Certificates and on Component A-9-2 of the Class A-9 Certificates and on Component A-1-2 of the Class A-1 Certificates, as described herein.

(4) For purposes of calculating distributions, the Class A-9 Certificates will be comprised of two Components having the designations, initial Component Principal Balances and Remittance Rates set forth below:

                                       INITIAL
         DESIGNATION         COMPONENT PRINCIPAL BALANCE   REMITTANCE RATE
       ---------------       ---------------------------   ---------------
       Component A-9-1             $  18,264,039
              (A)
       Component A-9-2             $  16,050,172
              (A)

    (A) The initial Remittance Rate for Component A-9-1 and Component A-9-2 of the Class A-9 Certificates will be 6.0250% per annum. Thereafter, Component A-9-1 and Component A-9-2 of the Class A-9 Certificates will accrue interest at a per annum rate equal to LIBOR plus 0.400%, subject to a minimum and maximum Remittance Rate of 0.400% and 9.000% per annum, respectively.

(5) The initial Remittance Rate for the Class A-10 Certificates will be 2.975% per annum. Thereafter, the Class A-10 Certificates will accrue interest at a per annum rate equal to 8.600% minus LIBOR, subject to a minimum and maximum Remittance Rate of 0.000% and 8.600% per annum, respectively. The Class A-10 Certificates will not be entitled to receive distributions of principal and will accrue interest on the Class A-10 Notional Amount, which will equal the Class A-9 Principal Balance at the time of determination.

(6) The Remittance Rate on the Class X Certificates will be 7.250% per annum. The Class X Certificates will accrue interest on the Class X Notional Amount. The ClassX Notional Amount as of the Cut-Off Date will be $25,712,833.00. The Class X Certificates will not be entitled to receive distributions of principal.

    As provided herein, with respect to the Certificate Trust Fund, the Company will cause an election to be made on behalf of the Certificate Trust Fund to be treated for federal income tax purposes as a REMIC. The Certificate Trust Certificates (other than the Class A-1 and Class R Certificates) and Component A-1-1, Component A-1-2, Component A-1-3, Component A-1-4 and Component A-1-5 will be designated "regular interests" in the Certificate Trust Fund and the Class R Certificates will be designated the sole class of "residual interests" in the Certificate Trust Fund, for purposes of the REMIC Provisions. As of the Cut-Off Date, the Mortgage Loans have an aggregate Principal Balance of $350,143,810.79, the Mortgage Trust Certificates and the Class R-1 Certificates have an Aggregate Certificate Principal Balance of $350,143,810.79 and the Certificate Trust Certificates and the Class R Certificates have an Aggregate Certificate Principal Balance of $350,143,760.79.


                                     WITNESSETH:

    WHEREAS, the Company is a corporation duly organized and existing under and by virtue of the laws of the State of Delaware and has full corporate power and authority to enter into this Agreement and to undertake the obligations undertaken by it herein;

    WHEREAS, the Company is the owner of the Mortgage Loans identified in the Mortgage Loan Schedule hereto having unpaid Principal Balances on the Cut-Off Date as stated therein;

    WHEREAS, the Company has been duly authorized to create a trust (the "Mortgage Trust") to (i) hold the Mortgage Trust Fund, consisting of the Mortgage Loans and certain other property and (ii) sell undivided beneficial ownership interests in such Mortgage Trust and in order to do so is selling the Mortgage Trust Certificates and Class R-1 Certificates issued hereunder as hereinafter provided;

    WHEREAS, the Company has been duly authorized to create a trust (the "Certificate Trust") to (i) hold the Certificate Trust Fund consisting of the Mortgage Trust Certificates and (ii) sell undivided beneficial ownership interests in such Certificate Trust and in order to do so is selling the Certificate Trust Certificates and Class R Certificates issued hereunder as hereinafter provided; and

    WHEREAS, the Trustee is a national banking association duly organized and existing under the laws of the United States and has full power and authority to enter into this Agreement.

    NOW, THEREFORE, in order to declare the terms and conditions upon which the Certificates are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Certificates by the Holders thereof, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective Holders from time to time of the Certificates, as follows:


                                      ARTICLE I

    Section 1.01.  DEFINITIONS.

    Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

    ACCRUAL AMOUNT: The Class A-4 Accrual Amount and Component A-1-2 Accrual Amount, as applicable.

    AGGREGATE CERTIFICATE PRINCIPAL BALANCE: At any given time, (a) the sum of the then current Class Principal Balances of the Certificate Trust Certificates and Class R Certificates or (b) the sum of the then current Class Principal Balances of the Mortgage Trust Certificates and Class R-1 Certificates, as applicable.

    APPRAISED VALUE: The amount set forth in an appraisal made by or for the mortgage originator in connection with its origination of each Mortgage Loan.

    ASSIGNMENT OF PROPRIETARY LEASE: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

    AUTHENTICATING AGENT: Any authenticating agent appointed by the Trustee pursuant to Section 8.11.

    AUTHORIZED DENOMINATION: With respect to the Certificates (except the Class X, Class A-10, Residual, Class X-L and Class R-L Certificates), an initial Certificate Principal Balance equal to $25,000 and integral multiples of $1 in excess thereof, except that one Certificate of each of the Class A-1, Class A1-L, Class B-6 and Class B6-L Certificates may be issued in a different amount. With respect to the Class A-10, Class X and Class X-L Certificates, a Class Notional Amount as of the Cut-Off Date equal to $100,000 and integral multiples of $1 in excess thereof, except that one Certificate of each such Class may be issued in a different amount. With respect to each of the Residual Certificates, one Certificate with a Percentage Interest equal to 0.01% and one Certificate with a Percentage Interest equal to 99.99%. With respect to the Class R-L Certificates, one Certificate with an initial Certificate Principal Balance equal to $50.

    BANKRUPTCY COVERAGE: The Bankruptcy Coverage Initial Amount less (a) any scheduled or permissible reduction in the amount of Bankruptcy Coverage pursuant to this definition and (b) Bankruptcy Losses allocated to the Certificates. Bankruptcy Coverage may be reduced upon written confirmation from the Rating Agency that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agency.

    BANKRUPTCY COVERAGE INITIAL AMOUNT: $127,085.

    BANKRUPTCY LOSS: A loss on a Mortgage Loan arising out of (i) a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a case under the United States Bankruptcy Code, other than any such reduction that arises out of clause (ii) of this definition of "Bankruptcy Loss," including, without limitation, any such reduction that results in a permanent forgiveness of principal, or (ii) with respect to any Mortgage Loan, a valuation, by a court of competent jurisdiction in a case under such Bankruptcy Code, of the related Mortgaged Property in an amount less than the then outstanding Principal Balance of such Mortgage Loan.

    BENEFICIAL HOLDER: A Person holding a beneficial interest in any Book-Entry Certificate as or through a DTC Participant or an Indirect DTC Participant or a Person holding a beneficial interest in any Definitive Certificate.

    BOOK-ENTRY CERTIFICATES: The Class A Certificates that are Certificate Trust Certificates (except the Class A-1 and Class A-10 Certificates), beneficial ownership and transfers of which shall be made through book entries as described in Section 5.07.

    BUSINESS DAY: Any day other than a Saturday, a Sunday, or a day on which banking institutions in Chicago, Illinois or New York, New York are authorized or obligated by law or executive order to be closed.

    BUYDOWN AGREEMENT: An agreement between a Person and a Mortgagor pursuant to which such Person has provided a Buydown Fund.

    BUYDOWN FUND: A fund provided by the originator of a Mortgage Loan or another Person with respect to a Buydown Loan which provides an amount sufficient to subsidize regularly scheduled principal and interest payments due on such Buydown Loan for a period. Buydown Funds may be (i) funded at the par values of future payment subsidies, or (ii) funded in an amount less than the par values of future payment subsidies, and determined by discounting such par values in accordance with interest accruing on such amounts, in which event they will be deposited in an account bearing interest. Buydown Funds may be held in a separate Buydown Fund Account or may be held in a Custodial Account for P&I or a Custodial Account for Reserves and monitored by a Servicer.

    BUYDOWN FUND ACCOUNT: A separate account or accounts created and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agency) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. Such account or accounts may be non-interest bearing or may bear interest. In the event that a Buydown Fund Account is established pursuant to clause (b) of the preceding sentence, amounts held in such Buydown Fund Account shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Buydown Fund Account may be established.

    BUYDOWN LOAN: A Mortgage Loan for which the Mortgage Interest Rate has been subsidized through a Buydown Fund provided at the time of origination of such Mortgage Loan.

    CERTIFICATE: Any one of the Mortgage Trust Certificates, the Certificate Trust Certificates or the Residual Certificates, issued pursuant to this Agreement, executed by the Trustee and authenticated by or on behalf of the Trustee hereunder in substantially one of the forms set forth in Exhibits A, B and C hereto. The additional matter appearing in Exhibit K shall be deemed incorporated into Exhibit A and the form of the Class R Certificates as though set forth at the end of Exhibit A and the appropriate portion of Exhibit B, as applicable, and the additional matter appearing in Exhibit H shall be deemed incorporated into Exhibit C and the form of the Class R-1 Certificates as though set forth at the end of Exhibit C and the appropriate portion of Exhibit B, as applicable.

    CERTIFICATE ACCOUNT: The separate trust account created and maintained with the Trustee, the Investment Depository or any other bank or trust company acceptable to the Rating Agency which is incorporated under the laws of the United States or any state thereof pursuant to Section 3.04, which account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trustee on behalf of the Certificateholders or any other account serving a similar function acceptable to the Rating Agency. Funds in the Certificate Account may be invested in Eligible Investments and reinvestment earnings thereon (net of investment losses and Payoff Earnings applied to Compensating Interest) shall be paid to the Master Servicer as additional servicing compensation, in the same manner and subject to the same terms and conditions that apply to the Investment Account under this Agreement. Funds deposited in the Certificate Account (exclusive of the Master Servicing
Fee) shall be held in trust for the Certificateholders and for the uses and purposes set forth in Section 3.04, Section 3.05 and Section 4.01.

    CERTIFICATEHOLDER OR HOLDER: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Company, the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Percentage Interests necessary to effect any such consent has been obtained; provided, that the Trustee may conclusively rely upon an Officer's Certificate to determine whether any Person is an affiliate of the Company or the Master Servicer.

    CERTIFICATE PRINCIPAL BALANCE: For each Certificate of any Class, the portion of the related Class Principal Balance, if any, represented by such Certificate.

    CERTIFICATE REGISTER AND CERTIFICATE REGISTRAR: The register maintained and the registrar appointed, respectively, pursuant to Section 5.03.

    CERTIFICATE TRUST: As defined in Section 2.05.

    CERTIFICATE TRUST AVAILABLE DISTRIBUTION AMOUNT: With respect to any Distribution Date, the aggregate of all distributions with respect to the Mortgage Trust Certificates.

    CERTIFICATE TRUST CERTIFICATE DISTRIBUTION AMOUNT: For any Distribution Date, the Certificate Trust Available Distribution Amount shall be distributed to the Certificate Trust Certificates and Class R Certificates in the following amounts and priority:

              (i) (A) to each Class of Certificate Trust Certificates, other than the Class A-9 and Class A-10 Certificates, the amounts distributed to its Corresponding Class on such Distribution Date, (B) to the Class A-9 Certificates, the amount distributed to the Class A9-L Certificates as principal on such Distribution Date and (C) to the Class A-9 and Class A-10 Certificates, concurrently, the amount distributed as interest to the Class A9-L Certificates on such Distribution Date, as follows: (x) to the Class A-9 Certificates, an amount equal to the product of the Class A-9
    Remittance Rate and the Class A-9 Principal Balance on such Distribution Date before allocating Realized Losses and giving effect to distributions of interest and principal, in each case for such Distribution Date and
    (y) to the Class A-10 Certificates, the product of the Class A-10 Remittance Rate and the Class A-10 Notional Amount; and

              (ii) to the Class R Certificates, the sum of (a) the amounts distributed to its Corresponding Class on such Distribution Date, and (b) the applicable Residual Distribution Amount, if any.

    In each case where a distribution is required to be made concurrently to two Classes of Certificate Trust Certificates pursuant to the preceding sentence, if the portion of the Mortgage Trust Certificate Distribution Amount from which such distribution is required to be made is insufficient to make such distribution in full to both Classes of Certificate Trust Certificates, such distribution shall be allocated between the two Classes of Certificate Trust Certificates pro rata according to the respective amounts to which they are otherwise entitled from such distribution.

    CERTIFICATE TRUST CERTIFICATES: The Class A-1, Class A-2, Class A-3,
Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class X, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates issued pursuant to this Agreement.

    CERTIFICATE TRUST FUND: The Certificate Trust Fund created pursuant to
Section 2.04 of this Agreement. The Certificate Trust Fund consists of the Mortgage Trust Certificates to be held by the Trustee for the benefit of the Holders from time to time of the Certificate Trust Certificates and the Class R Certificates hereunder.

    CLASS: All Mortgage Trust Certificates or the Class R-1 Certificates having the same priority and rights to payments on the Mortgage Loans from the Mortgage Trust Available Distribution Amount and all Certificate Trust Certificates or the Class R Certificates having the same priority and rights to payment from distributions on the Mortgage Trust Certificates, as applicable, which Certificates, as applicable, shall be designated as a separate Class, as set forth in the applicable forms of Certificates attached hereto as Exhibits A, B and C. Each Class of Mortgage Trust Certificates and the Class R-1 Certificates shall be entitled to receive the amounts allocated to such Class pursuant to the definition of "Mortgage Trust Certificate Distribution Amount" only to the extent of the Mortgage Trust Available Distribution Amount for such Distribution Date remaining after distributions in accordance with prior clauses of the definition of "Mortgage Trust Certificate Distribution Amount," and each Class of Certificate Trust Certificates and the Class R Certificates shall be entitled to receive the amounts allocated to such Class pursuant to the definition of "Certificate Trust Certificate Distribution Amount" only to the extent of the Certificate Trust Available Distribution Amount for such Distribution Date remaining after distributions in accordance with prior clauses of the definition of "Certificate Trust Certificate Distribution Amount."

    CLASS A CERTIFICATES: With respect to the Mortgage Trust Certificates, the Class A1-L, Class A2-L, Class A3-L, Class A4-L, Class A5-L, Class A6-L, Class A7-L, Class A8-L, Class A9-L, Class A11-L, Class A12-L, Class A13-L and Class A14-L Certificates, collectively, and with respect to the Certificate Trust Certificates, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13 and Class A-14 Certificates, collectively.

    CLASS A-1 CERTIFICATES: The Certificates designated as "Class A-1" on the face thereof in substantially the form attached hereto as Exhibit A-1.

    CLASS A-2 CERTIFICATES: The Certificates designated as "Class A-2" on the face thereof in substantially the form attached hereto as Exhibit A-2.

    CLASS A-3 CERTIFICATES: The Certificates designated as "Class A-3" on the face thereof in substantially the form attached hereto as Exhibit A-3.

    CLASS A-4 ACCRETION TERMINATION DATE: The earlier to occur of (i) the Distribution Date on which the Component A-1-2 Principal Balance has been reduced to zero and (ii) the Credit Support Depletion Date.

    CLASS A-4 ACCRUAL AMOUNT: On any Distribution Date, an amount equal to the lesser of (i) the amount allocable to the Class A4-L Certificates on such Distribution Date pursuant to the definition of "Interest Distribution Amount" herein, without regard to the proviso at the end of the first sentence of such definition, and (ii) the Component A1-2-L Principal Balance. Notwithstanding the foregoing, for any Distribution Date after the Class A-4 Accretion Termination Date, the Class A-4 Accrual Amount shall be zero.

    CLASS A-4 CERTIFICATES: The Certificates designated as "Class A-4" on the face thereof in substantially the form attached hereto as Exhibit A-4.

    CLASS A-5 CERTIFICATES: The Certificates designated as "Class A-5" on the face thereof in substantially the form attached hereto as Exhibit A-5.

    CLASS A-6 CERTIFICATES: The Certificates designated as "Class A-6" on the face thereof in substantially the form attached hereto as Exhibit A-6.

    CLASS A-7 CERTIFICATES: The Certificates designated as "Class A-7" on the face thereof in substantially the form attached hereto as Exhibit A-7.

    CLASS A-8 CERTIFICATES: The Certificates designated as "Class A-8" on the face thereof in substantially the form attached hereto as Exhibit A-8.

    CLASS A-9 CERTIFICATES: The Certificates designated as "Class A-9" on the face thereof in substantially the form attached hereto as Exhibit A-9.

    CLASS A-10 CERTIFICATES: The Certificates designated as "Class A-10" on the face thereof in substantially the form attached hereto as Exhibit A-10.

    CLASS A-10 NOTIONAL AMOUNT: With respect to any Distribution Date, the Class A9-L Principal Balance for such Distribution Date prior to giving effect to any distributions thereon or allocation of Realized Losses thereto on such Distribution Date.

    CLASS A-11 CERTIFICATES: The Certificates designated as "Class A-11" on the face thereof in substantially the form attached hereto as Exhibit A-11.

    CLASS A-12 CERTIFICATES: The Certificates designated as "Class A-12" on the face thereof in substantially the form attached hereto as Exhibit A-12.

    CLASS A-13 CERTIFICATES: The Certificates designated as "Class A-13" on the face thereof in substantially the form attached hereto as Exhibit A-13.

    CLASS A-14 CERTIFICATES: The Certificates designated as "Class A-14" on the face thereof in substantially the form attached hereto as Exhibit A-14.

    CLASS A1-L CERTIFICATES: The Certificates designated as "Class A1-L" on the face thereof in substantially the form attached hereto as Exhibit C-1.

    CLASS A2-L CERTIFICATES: The Certificates designated as "Class A2-L" on the face thereof in substantially the form attached hereto as Exhibit C-2.

    CLASS A3-L CERTIFICATES: The Certificates designated as "Class A3-L" on the face thereof in substantially the form attached hereto as Exhibit C-3.

    CLASS A4-L CERTIFICATES: The Certificates designated as "Class A4-L" on the face thereof in substantially the form attached hereto as Exhibit C-4.

    CLASS A5-L CERTIFICATES: The Certificates designated as "Class A5-L" on the face thereof in substantially the form attached hereto as Exhibit C-5.

    CLASS A6-L CERTIFICATES: The Certificates designated as "Class A6-L" on the face thereof in substantially the form attached hereto as Exhibit C-6.

    CLASS A7-L CERTIFICATES: The Certificates designated as "Class A7-L" on the face thereof in substantially the form attached hereto as Exhibit C-7.

    CLASS A8-L CERTIFICATES: The Certificates designated as "Class A8-L" on the face thereof in substantially the form attached hereto as Exhibit C-8.

    CLASS A9-L CERTIFICATES: The Certificates designated as "Class A9-L" on the face thereof in substantially the form attached hereto as Exhibit C-9.

    CLASS A11-L CERTIFICATES: The Certificates designated as "Class A11-L" on the face thereof in substantially the form attached hereto as Exhibit C-10.

    CLASS A12-L CERTIFICATES: The Certificates designated as "Class A12-L" on the face thereof in substantially the form attached hereto as Exhibit C-11.

    CLASS A13-L CERTIFICATES: The Certificates designated as "Class A13-L" on the face thereof in substantially the form attached hereto as Exhibit C-12.

    CLASS A14-L CERTIFICATES: The Certificates designated as "Class A14-L" on the face thereof in substantially the form attached hereto as Exhibit C-13.

    CLASS B CERTIFICATES: The Class B1-L, Class B2-L, Class B3-L, Class B4-L, Class B5-L and Class B6-L Certificates, collectively.

    CLASS B-1 CERTIFICATES: The Certificates designated as "Class B-1" on the face thereof in substantially the form attached hereto as Exhibit A-16.

    CLASS B-2 CERTIFICATES: The Certificates designated as "Class B-2" on the face thereof in substantially the form attached hereto as Exhibit A-17.

    CLASS B-3 CERTIFICATES: The Certificates designated as "Class B-3" on the face thereof in substantially the form attached hereto as Exhibit A-18.

    CLASS B-4 CERTIFICATES: The Certificates designated as "Class B-4" on the face thereof in substantially the form attached hereto as Exhibit A-19.

    CLASS B-5 CERTIFICATES: The Certificates designated as "Class B-5" on the face thereof in substantially the form attached hereto as Exhibit A-20.

    CLASS B-6 CERTIFICATES: The Certificates designated as "Class B-6" on the face thereof in substantially the form attached hereto as Exhibit A-21.

    CLASS B1-L CERTIFICATES: The Certificates designated as "Class B1-L" on the face thereof in substantially the form attached hereto as Exhibit C-15.

    CLASS B2-L CERTIFICATES: The Certificates designated as "Class B2-L" on the face thereof in substantially the form attached hereto as Exhibit C-16.

    CLASS B3-L CERTIFICATES: The Certificates designated as "Class B3-L" on the face thereof in substantially the form attached hereto as Exhibit C-17.

    CLASS B4-L CERTIFICATES: The Certificates designated as "Class B4-L" on the face thereof in substantially the form attached hereto as Exhibit C-18.

    CLASS B5-L CERTIFICATES: The Certificates designated as "Class B5-L" on the face thereof in substantially the form attached hereto as Exhibit C-19.

    CLASS B6-L CERTIFICATES: The Certificates designated as "Class B6-L" on the face thereof in substantially the form attached hereto as Exhibit C-20.

    CLASS NOTIONAL AMOUNT: With respect to the Class X and Class X-L Certificates, the Class X Notional Amount, and with respect to the Class A-10 Certificates, the Class A-10 Notional Amount.

    CLASS X CERTIFICATES: The Certificates designated as "Class X" on the face thereof in substantially the form attached hereto as Exhibit A-15.

    CLASS X-L CERTIFICATES: The Certificates designated as "Class X-L" on the face thereof in substantially the form attached hereto as Exhibit C-14.

    CLASS X NOTIONAL AMOUNT: For any Distribution Date, with respect to the Class X and Class X-L Certificates, 68.60% of the WAC IO Notional Amount.

    CLASS PRINCIPAL BALANCE: For any Class of Certificates, other than the Class A1-L and Class A9-L Certificates, the applicable Initial Class Principal Balance therefor set forth in the Preliminary Statement hereto, corresponding to the rights of such Class in payments of principal due to be passed through to Certificateholders from principal payments on the Mortgage Loans or Mortgage Trust Certificates, as applicable, as reduced from time to time by (x) distributions of principal to Certificateholders of such Class (including, with respect to the Class A3-L, Class A11-L, Class A12-L and Class A13-L Certificates, the portions of the Component A-1-2 Accrual Amount and Class A-4 Accrual Amount distributed to such Class of Certificates) and
(y) the portion of Realized Losses allocated to the Class Principal Balance of such Class pursuant to the definition of "Realized Loss" with respect to a given Distribution Date. For any Distribution Date, the reduction of the Class Principal Balance of any Class of Certificates pursuant to the definition of "Realized Loss" shall be deemed effective prior to the determination and distribution o fprincipal on such Class pursuant to the definition of "Mortgage Trust Certificate Distribution Amount." In addition to the foregoing, on each Distribution Date on or before the Class A-4 Accretion Termination Date, the Class A4-L Principal Balance will be increased by the Class A-4 Accrual Amount for such Distribution Date. The Class Principal Balance for the Class A1-L Certificates shall be referred to as the "Class A1-L Principal Balance," the Class Principal Balance for the Class A2-L Certifictaes shall be referred to as the "Class A2-L Principal Balance" and so on. The Class A1-L Principal Balance shall equal the sum of the Component A1-1-L Principal Balance,

Component A1-2-L Principal Balance, Component A1-3-L Principal Balance and Component A1-4-L Principal Balance. The Class A9-L Principal Balance shall equal the sum of the Component A9-1-L Principal Balance and Component A9-2-L Principal Balance. The Class A-10, Class X and Class X-L Principal Balances shall be zero.

    CLASS R CERTIFICATES: The Certificates designated as "Class R" on the face thereof in substantially the form attached hereto as Exhibit B-2, which have been designated as the single class of "residual interest" in the Certificate Trust Fund pursuant to Section 2.05.

    CLASS R-L CERTIFICATES: The Certificates designated as "Class R-L" on the face thereof in substantially the form attached hereto as Exhibit C-20.

    CLASS R-1 CERTIFICATES: The Certificates designated as "Class R-1" on the face thereof in substantially the form attached hereto as Exhibit B-1, which have been designated as the single class of "residual interest" in the Mortgage Trust Fund pursuant to Section 2.01.

    CLEARING AGENCY: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, which initially shall be DTC.

    CLOSING DATE: September 30, 1997, which is the date of settlement of the sale of the Certificates to the original purchasers thereof.

    CODE: The Internal Revenue Code of 1986, as amended.

    COMPANY: PNC Mortgage Securities Corp., a Delaware corporation, or its successor-in-interest.

    COMPENSATING INTEREST: For any Distribution Date, the lesser of (i) the sum of (a) the aggregate Master Servicing Fee, (b) Payoff Earnings and (c) aggregate Payoff Interest and (ii) aggregate Uncollected Interest.

    COMPONENT: A portion of the Class A-1, Class A-9, Class A1-L or Class A9-L Certificates representing parts of the entitlement of such Classes to principal and/or interest as described in the Preliminary Statement hereto and the remainder of the Agreement.

    COMPONENT A-1-1: A portion of the Class A-1 Certificates representing part of the entitlement of such Class to principal and interest as described in the Preliminary Statement hereto and the remainder of the Agreement.

    COMPONENT A1-1-L: A portion of the Class A1-L Certificates representing part of the entitlement of such Class to principal and interest as described in the Preliminary Statement hereto and the remainder of the Agreement.

    COMPONENT A-1-2: A portion of the Class A-1 Certificates representing part of the entitlement of such Class to principal and interest as described in the Preliminary Statement hereto and the remainder of the Agreement.

    COMPONENT A1-2-L: A portion of the Class A1-L Certificates representing part of the entitlement of such Class to principal and interest as described in the Preliminary Statement hereto and the remainder of the Agreement.

    COMPONENT A-1-2 ACCRETION TERMINATION DATE: The earlier to occur of (i)the Distribution Date on which the Class Principal Balances of the Class A-3, Class A-11, Class A-12 and Class A-13 Certificates and the Component A-9-2 Principal Balance have been reduced to zero and (ii)the Credit Support Depletion Date.

    COMPONENT A-1-2 ACCRUAL AMOUNT: On any Distribution Date, an amount equal to the lesser of (i)the amount allocable to Component A1-2-L on such Distribution Date pursuant to the definition of "Interest Distribution Amount" herein, without regard to the proviso at the end of the first sentence of such definition, and (ii)the sum of the Class A3-L Principal Balance, Class A11-L Principal Balance, Component A9-2-L Principal Balance, Class A12-L Principal Balance and Class A13-L Principal Balance. Notwithstanding the foregoing, for any Distribution Date after the Component A-1-2 Accretion Termination Date, the Component A-1-2 Accrual Amount shall be zero.

    COMPONENT A-1-3: A portion of the Class A-1 Certificates representing part of the entitlement of such Class to principal as described in the Preliminary Statement hereto and the remainder of the Agreement.

    COMPONENT A1-3-L: A portion of the Class A1-L Certificates representing part of the entitlement of such Class to principal as described in the Preliminary Statement hereto and the remainder of the Agreement.

    COMPONENT A-1-4: A portion of the Class A-1 Certificates representing part of the entitlement of such Class to principal as described in the Preliminary Statement hereto and the remainder of the Agreement.

    COMPONENT A1-4-L: A portion of the Class A1-L Certificates representing part of the entitlement of such Class to principal as described in the Preliminary Statement hereto and the remainder of the Agreement.

    COMPONENT A-1-5: A portion of the Class A-1 Certificates representing part of the entitlement of such Class to interest as described in the Preliminary Statement hereto and the remainder of the Agreement.

    COMPONENT A1-5-L: A portion of the Class A1-L Certificates representing part of the entitlement of such Class to interest as described in the Preliminary Statement hereto and the remainder of the Agreement.

    COMPONENT A-1-5 NOTIONAL AMOUNT: For any Distribution Date, with respect to Component A-1-5 and Component A1-5-L, 31.40% of the WAC IO Notional Amount.

    COMPONENT A-9-1: A portion of the Class A-9 Certificates representing part of the entitlement of such Class to principal and interest as described in the Preliminary Statement hereto and the remainder of the Agreement.

    COMPONENT A9-1-L: A portion of the Class A9-L Certificates representing part of the entitlement of such Class to principal and interest as described in the Preliminary Statement hereto and the remainder of the Agreement.

    COMPONENT A-9-2: A portion of the Class A-9 Certificates representing part of the entitlement of such Class to principal and interest as described in the Preliminary Statement hereto and the remainder of the Agreement.

    COMPONENT A9-2-L: A portion of the Class A9-L Certificates representing part of the entitlement of such Class to principal and interest as described in the Preliminary Statement hereto and the remainder of the Agreement.

    COMPONENT PRINCIPAL BALANCE: For any Component of the Class A-1, Class A-9, Class A1-L or Class A9-L Certificates, the applicable Initial Component Principal Balance therefor set forth in the Preliminary Statement hereto, corresponding to the rights of such Component in payments of principal due to be passed through to the Component from principal payments on the Mortgage Loans or Mortgage Trust Certificates, as applicable, as reduced from time to time by (x) distributions of principal to the Class A-1, Class A-9, Class A1-L or Class A9-L Certificates, as applicable, in respect of such Component (including, with respect to Component A-1-2, Component A1-2-L, Component A-9-2 and Component A9-2-L, the portions of the Class A-4 Accrual Amount and Component A-1-2 Accrual Amount distributed to such Components) and (y) the portion of Realized Losses allocated to the Component Principal Balance in respect of such Component pursuant to the definition of "Realized Loss" with respect to a given Distribution Date. In addition to the foregoing, on each Distribution Date on or before the Component A-1-2 Accretion Termination Date, the Component A-1-2 Principal Balance and Component A1-2-L Principal Balance will be increased by the Component A-1-2 Accrual Amount for such Distribution Date. For any Distribution Date, the reduction of the Component Principal Balance of any Component pursuant to the definition of "Realized Loss" shall be deemed effective prior to the determination and distribution of principal on such Component pursuant to the definition of "Mortgage Trust Certificate Distribution Amount" or "Certificate Trust Certificate Distribution Amount." Notwithstanding the foregoing, any amounts distributed in respect of losses pursuant to paragraphs (I)(v) or (I)(vi) of the definition of "Mortgage Trust Certificate Distribution Amount" shall not cause a further reduction in the Component A1-4-L Principal Balance. The Component Principal Balance for Component A-1-1 of the Class A-1 Certificates shall be referred to as the "Component A-1-1 Principal Balance," the Component Principal Balance for Component A-1-2 of the Class A-1 Certificates shall be referred to as the "Component A-1-2 Principal Balance" and so on. The Component A-1-5 Principal Balance and Component A1-5-L Principal Balance shall be zero.

    COOPERATIVE: A private, cooperative housing corporation organized under the laws of, and headquartered in, the State of New York which owns or leases land and all or part of a building or buildings located in the State of New York, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

    COOPERATIVE APARTMENT: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

    COOPERATIVE LEASE: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

    COOPERATIVE LOANS: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

    COOPERATIVE STOCK: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

    COOPERATIVE STOCK CERTIFICATE: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

    CORPORATE TRUST OFFICE: The corporate trust office of the Trustee in the State of Minnesota, at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 180 East 5th Street, SPFT0210, St. Paul, MN 55101, Attention: Structured Finance PNC 1997-5.

    CORRESPONDING CLASS: With respect to each of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-11, Class A-12, Class A-13, Class A-14, Class X, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class R Certificates: the Class A1-L, Class A2-L, Class A3-L, Class A4-L, Class A5-L, Class A6-L, Class A7-L, Class A8-L, Class A9-L, Class A11-L, Class A12-L, Class A13-L, Class A14-L, Class X-L, Class B1-L, Class B2-L, Class B3-L, Class B4-L, Class B5-L, Class B6-L and Class R-L Certificates, respectively. With respect to each of the Class A1-L, Class A2-L, Class A3-L, Class A4-L, Class A5-L, Class A6-L, Class A7-L, Class A8-L, Class A9-L, Class A11-L, Class A12-L, Class A13-L, Class A14-L, Class X-L, Class B1-L, Class B2-L, Class B3-L, Class B4-L, Class B5-L, Class B6-L and Class R-L Certificates: the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-11, Class A-12, Class A-13, Class A-14, Class X, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class R Certificates, respectively.

    CREDIT SUPPORT DEPLETION DATE: The first Distribution Date on which the aggregate Class Principal Balance of the Class B Certificates has been or will be reduced to zero as a result of principal distributions thereon and the allocation of Realized Losses on such Distribution Date.

    CURTAILMENT: Any payment of principal on a Mortgage Loan, made by or on behalf of the related Mortgagor, other than a Monthly Payment, a Prepaid Monthly Payment or a Payoff, which is applied to reduce the outstanding Principal Balance of the Mortgage Loan.

    CURTAILMENT SHORTFALL: With respect to any Curtailment applied with a Monthly Payment other than a Prepaid Monthly Payment, an amount equal to one month's interest on such Curtailment at the applicable Pass-Through Rate on such Mortgage Loan.

    CUSTODIAL ACCOUNT FOR P&I: The Custodial Account for Principal and Interest established and maintained by each Servicer pursuant to its Selling and Servicing Contract and caused by the Master Servicer to be established and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer such that the rights of the Master Servicer, the Trustee and the Certificateholders thereto shall be fully protected against the claims of any creditors of the applicable Servicer and of any creditors or depositors of the institution in which such account is maintained, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agency) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. In the event that a Custodial Account for P&I is established pursuant to clause (b) of the preceding sentence, amounts held in such Custodial Account for P&I shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Custodial Account for P&I may be established. Any amount that is at any time not protected or insured in accordance with the first sentence of this definition of "Custodial Account for P&I" shall promptly be withdrawn from such Custodial Account for P&I and be remitted to the Investment Account.

    CUSTODIAL ACCOUNT FOR RESERVES: The Custodial Account for Reserves established and maintained by each Servicer pursuant to its Selling and Servicing Contract and caused by the Master Servicer to be established and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer such that the rights of the Master Servicer, the Trustee and the Certificateholders thereto shall be fully protected against the claims of any creditors of the applicable Servicer and of any creditors or depositors of the institution in which such account is maintained, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agency) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. In the event that a Custodial Account for Reserves is established pursuant to clause (b) of the preceding sentence, amounts held in such Custodial Account for Reserves shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Custodial Account for Reserves may be established. Any amount that is at any time not protected or insured in accordance with the first sentence of this definition of "Custodial Account for Reserves" shall promptly be withdrawn from such Custodial Account for Reserves and be remitted to the Investment Account.

    CUSTODIAL AGREEMENT: The agreement, if any, among the Master Servicer, the Trustee and a Custodian providing for the safekeeping of the Mortgage Files on behalf of the Certificateholders.

    CUSTODIAN: A custodian which is not an affiliate of the Master Servicer or the Company and which is appointed pursuant to a Custodial Agreement. Any Custodian so appointed shall act as agent on behalf of the Trustee, and shall be compensated by the Trustee at no additional charge to the Master Servicer. The Trustee shall remain at all times responsible under the terms of this Agreement, notwithstanding the fact that certain duties have been assigned to a Custodian.

    CUT-OFF DATE: September 1, 1997.

    DEFINITIVE CERTIFICATES: As defined in Section 5.07.

    DEPOSITARY AGREEMENT: The Letter of Representations, dated September 30, 1997 by and among DTC, the Company and the Trustee.

    DESTROYED MORTGAGE NOTE: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

    DETERMINATION DATE: A day not later than the 10th day preceding a related Distribution Date.

    DISQUALIFIED ORGANIZATION: As defined in Section 5.01(b).

    DISTRIBUTION DATE: With respect to distributions on the Certificate Trust Certificates, the Mortgage Trust Certificates or the Residual Certificates, the 25th day (or, if such 25th day is not a Business Day, the Business Day immediately succeeding such 25th day) of each month, with the first such date being October 27, 1997.

    DTC: The Depository Trust Company.

    DTC PARTICIPANT: A broker, dealer, bank, other financial institution or other Person for whom DTC effects book-entry transfers and pledges of securities deposited with DTC.

    DUE DATE: The first day of each calendar month, which is the day on which the Monthly Payment for each Mortgage Loan is due.

    ELIGIBLE INSTITUTION: An institution having (i) the highest short-term debt rating, and one of the two highest long-term debt ratings of the Rating Agency, (ii) with respect to any Custodial Account for P&I and special Custodial Account for Reserves, an unsecured long-term debt rating of at least one of the two highest unsecured long-term debt ratings of the Rating Agency, (iii) with respect to any Buydown Fund Account or

Custodial Account which also serves as a Buydown Fund Account, the highest unsecured long-term debt rating by the Rating Agency, or (iv) the approval of the Rating Agency. Such institution may be the Servicer if the applicable Selling and Servicing Contract requires the Servicer to provide the Master Servicer with written notice on the Business Day following the date on which the Servicer determines that such Servicer's short-term debt and unsecured long-term debt ratings fail to meet the requirements of the prior sentence.

    ELIGIBLE INVESTMENTS: Any one or more of the obligations or securities listed below in which funds deposited in the Reserve Fund, if any, the Investment Account, the Certificate Account, the Custodial Account for P&I and the Custodial Account for Reserves may be invested:

         (i) Obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

         (ii) Repurchase agreements on obligations described in clause (i) of this definition of "Eligible Investments," provided that the unsecured obligations of the party agreeing to repurchase such obligations have at the time the highest short term debt rating of the Rating Agency and provided that such repurchaser's unsecured long term debt has one of the two highest unsecured long term debt ratings of the Rating Agency;

         (iii) Federal funds, certificates of deposit, time deposits and bankers' acceptances of any U.S. bank or trust company incorporated under the laws of the United States or any state, provided that the debt obligations of such bank or trust company at the date of acquisition thereof have the highest short term debt rating of the Rating Agency and unsecured long term debt has one of the two highest unsecured long term debt ratings of the Rating Agency;

         (iv) Obligations of, or obligations guaranteed by, any state of the United States or the District of Columbia, provided that such obligations at the date of acquisition thereof shall have the highest long-term debt ratings available for such securities from the Rating Agency;

         (v) Commercial paper of any corporation incorporated under the laws of the United States or any state thereof, which on the date of acquisition has the highest commercial paper rating of the Rating Agency, provided that the corporation has unsecured long term debt that has one of the two highest unsecured long term debt ratings of the Rating Agency;

         (vi) Securities (other than stripped bonds or stripped coupons) bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States or any state thereof and have the highest long-term unsecured rating available for such securities from the Rating Agency; provided, however, that securities issued by any such corporation will not be investments to the extent that investment therein would cause the outstanding principal amount of securities issued by such corporation that are then held as part of the Investment Account or the Certificate Account to exceed 20% of the aggregate principal amount of all Eligible Investments then held in the Investment Account and the Certificate Account;

         (vii) Units of taxable money market funds (which may be 12b-1 funds, as contemplated under the rules promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940), which funds have the highest rating available for such securities from the Rating Agency or which have been designated in writing by the Rating Agency as Eligible Investments; and

         (viii) Such other instruments as shall not affect the Ratings;

PROVIDED, HOWEVER, that such obligation or security is held for a temporary period pursuant to Section 1.860G-2(g)(1) of the Treasury Regulations, and that such period can in no event exceed thirteen months.

    In no event shall an instrument be an Eligible Investment if such instrument (a) evidences a right to receive only interest payments with respect to the obligations underlying such instrument or (b) has been purchased at a price greater than the outstanding principal balance of such instrument.

    ERISA: The Employee Retirement Income Security Act of 1974, as amended.

    EVENT OF DEFAULT: Any event of default as specified in Section 7.01.

    EXCESS LIQUIDATION PROCEEDS: With respect to any Distribution Date, the excess, if any, of aggregate Liquidation Proceeds in the preceding month over the amount that would have been received if a Payoff had been made on the last day of such month with respect to each Mortgage Loan which became a Liquidated Mortgage Loan during such month.

    FDIC: Federal Deposit Insurance Corporation, or any successor thereto.

    FHA: Federal Housing Administration, or any successor thereto.

    FHLB: Federal Home Loan Bank of San Francisco, or any successor thereto.

    FHLMC: Federal Home Loan Mortgage Corporation, or any successor thereto.

    FITCH: Fitch Investors Service, L.P., provided that at any time it be a Rating Agency.

    FNMA: Federal National Mortgage Association, or any successor thereto.

    FRAUD COVERAGE: During the period prior to the first anniversary of the Cut-Off Date, the Fraud Coverage Initial Amount reduced by Fraud Losses allocated to the Certificates; during the period from the first anniversary of the Cut-Off Date to (but not including) the fifth anniversary of the Cut-Off Date, the amount of the Fraud Coverage on the most recent previous anniversary of the Cut-Off Date (calculated in accordance with the second sentence of this definition) reduced by Fraud Losses allocated to the Certificates since such anniversary; and during the period on and after the fifth anniversary of the Cut-Off Date, Fraud Coverage will be zero. On each anniversary of the Cut-Off Date, Fraud Coverage shall be reduced to the lesser of (i) on the first, second, third, and fourth anniversaries of the Cut-Off Date, 1.0% of the aggregate principal balance of the Mortgage Loans as of the Due Date in the preceding month and (ii) the excess of the Fraud Coverage Initial Amount over cumulative Fraud Losses allocated to the Certificates to date. Fraud Coverage may be reduced upon written confirmation from the Rating Agency that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agency.

    FRAUD COVERAGE INITIAL AMOUNT: $7,002,876.

    FRAUD LOSS: The occurrence of a loss on a Mortgage Loan arising from any action, event or state of facts with respect to such Mortgage Loan which, because it involved or arose out of any dishonest, fraudulent, criminal, negligent or knowingly wrongful act, error or omission by the Mortgagor, originator (or assignee thereof) of such Mortgage Loan, Lender, a Servicer or the Master Servicer, would result in an exclusion from, denial of, or defense to coverage which otherwise would be provided by a Primary Insurance Policy previously issued with respect to such Mortgage Loan.

    INDIRECT DTC PARTICIPANTS: Entities such as banks, brokers, dealers or trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly.

    INSURANCE PROCEEDS: Amounts paid or payable by the insurer under any Primary Insurance Policy or any other insurance policy (including any replacement policy permitted under this Agreement), covering any Mortgage Loan or Mortgaged Property, including, without limitation, any hazard insurance policy required pursuant to Section 3.07, any title insurance policy required pursuant to Section 2.03, and any FHA insurance policy or VA guaranty.

    INTEREST DISTRIBUTION AMOUNT: On any Distribution Date, for any Class of Mortgage Trust Certificates or the Class R-1 Certificates (other than the Class A1-L and Class A9-L Certificates) or Component of the Mortgage Trust Certificates (other than Component A1-3-L and Component A1-4-L of the Class A1-L Certificates), the amount of interest accrued on the respective Class Principal Balance, Component Principal Balance, Class Notional Amount or Component A-1-5 Notional Amount, as applicable, at 1/12th of the related Remittance Rate for such Class or Component, with respect to (i) the Class A9-L Certificates, during the monthly period from the 25th day of the month preceding such Distribution Date through the 24th day of the month of such Distribution Date and (ii) any Class of Mortgage Trust Certificates or the Class R-1 Certificates (other than the Class A9-L Certificates) or Component of the Mortgage Trust Certificates, during the Prior Period, in each case before giving effect to allocations of Realized Losses for the Prior Period or distributions to be made on such Distribution Date, reduced by Uncompensated Interest Shortfall and the interest portion of Realized Losses allocated to such Class or Component pursuant to the definitions of "Uncompensated Interest Shortfall" and "Realized Loss," respectively; PROVIDED, HOWEVER, that (a) in the case of the A4-L Certificates, such amount shall be reduced by the Class A-4 Accrual Amount and (b) in the case of Component A1-2-L of the Class A1-L Certificates, such amount shall be reduced by the Component A-1-2 Accrual Amount. The Interest Distribution Amount for Component A1-3-L and Component A1-4-L of the Class A1-L Certificates on any Distribution Date shall equal zero.

    INVESTMENT ACCOUNT: The commingled account (which shall be commingled only with investment accounts related to series of pass-through certificates with a class of certificates which has a rating equal to the highest of the Ratings of the Certificates) maintained by the Master Servicer in the trust department of the Investment Depository pursuant to Section 3.03 and which bears a designation acceptable to the Rating Agency.

    INVESTMENT DEPOSITORY: Chemical Bank, New York, New York or another bank or trust company designated from time to time by the Master Servicer. The Investment Depository shall at all times be an Eligible Institution.

    LENDER: An institution from which the Company purchased any Mortgage Loan pursuant to a Selling and Servicing Contract.

    LIBOR: With respect to each Distribution Date, the London Interbank Offered Rate for one-month United States dollar-denominated deposits determined by the Master Servicer on the basis of quotations as of approximately 11:00 a.m. (London time) appearing on the Telerate Page 3750 (as defined in the International Swap Dealers Association Inc. Code of 1987 Interest Rate and Currency Exchange Definitions) of the Reference Banks, as follows:

         (a) in the event that fewer than two Reference Banks provide such quotations, the higher of

              (i) LIBOR as determined on the immediately preceding LIBOR Determination Date (or, in the case of the first LIBOR Determination Date, 5.625%) and

             (ii) the Reserve Rate. The "Reserve Rate" will be the rate per annum (rounded upward, if necessary, to the nearest multiple of 1/16th of 1%) that the Master Servicer determines to be either

                 (x) the arithmetic mean of the offered quotations that the leading banks in New York City selected by the Master Servicer in its sole discretion are then quoting on the relevant LIBOR Determination Date for one-month United States dollar deposits to the principal London office of each of the Reference Banks or those of them (being at least two in number) to which such offered quotations are, in the opinion of the Master Servicer, being so made, or

                 (y) in the event that the Master Servicer can determine no such arithmetic mean, the arithmetic mean of the offered quotations that the leading banks in New York City selected by the Master Servicer in its sole discretion are quoting on such LIBOR Determination Date to leading European banks for one-month United States dollar deposits, provided, however, that if the banks selected by the Master Servicer are not then so quoting, LIBOR shall be as determined on the immediately preceding LIBOR Determination Date (or, in the case of the first LIBOR Determination Date, 5.625%, as specified above);

         (b) otherwise, the arithmetic mean (rounded upward, if necessary, to the nearest multiple of 1/16th of 1%) of the offered quotations of the Reference Banks on the applicable LIBOR Determination Date the establishment of which, in each case, shall be final and binding upon the Certificateholders in the absence of manifest error.

    LIBOR DETERMINATION DATE: With respect to interest paid on any Distribution Date, other than the first Distribution Date, the second day on which banks in London and New York City are open for the transaction of international business prior to the 25th day of the month preceding the Distribution Date.

    LIQUIDATED MORTGAGE LOAN: A Mortgage Loan as to which the Master Servicer or the applicable Servicer has determined in accordance with its customary servicing practices that all amounts which it expects to recover from or on account of such Mortgage Loan, whether from Insurance Proceeds, Liquidation Proceeds or otherwise have been recovered. For purposes of this definition, acquisition of a Mortgaged Property by the Trust Fund shall not constitute final liquidation of the related Mortgage Loan.

    LIQUIDATION PRINCIPAL: The principal portion of Liquidation Proceeds received (exclusive of the portion thereof attributable to distributions to the Class A1-L Certificates in respect of Component A1-4-L pursuant to clause (I)(i) of the definition of "Mortgage Trust Certificate Distribution Amount" herein) with respect to each Mortgage Loan which became a Liquidated Mortgage Loan (but not in excess of the principal balance thereof) during the Prior Period.

    LIQUIDATION PROCEEDS: Amounts after deduction of amounts reimbursable under
Section 3.05(a)(i) and (ii) received and retained in connection with the liquidation of defaulted Mortgage Loans, whether through foreclosure or otherwise, other than Insurance Proceeds.

    LOAN-TO-VALUE RATIO: The original principal amount of a Mortgage Loan divided by the Original Value; however, references to "current Loan-to-Value Ratio" shall mean the then current Principal Balance of a Mortgage Loan divided by the Original Value.

    LOCKOUT LIQUIDATION AMOUNT: The aggregate, for each Mortgage Loan which became a Liquidated Mortgage Loan during the Prior Period, of the lesser of (i) the Lockout Percentage of the Principal Balance of such Mortgage Loan (exclusive of the PO Fraction thereof, if applicable) and (ii) the Lockout Percentage on any Distribution Date occurring prior to the fifth anniversary of the first Distribution Date, and the Lockout Prepayment Percentage on any Distribution Date thereafter, in each case, of the Liquidation Principal with respect to such Mortgage Loan.

    LOCKOUT PERCENTAGE: For any Distribution Date, (x) the sum of the Class A5-L Principal Balance, Class A6-L Principal Balance and Class A14-L Principal Balance divided by (y) the sum of the Class Principal Balances of the Mortgage Trust Certificates (reduced by the Component A1-4-L Principal Balance), in each case, immediately prior to such Distribution Date.

    LOCKOUT PREPAYMENT PERCENTAGE: For any Distribution Date, the product of
(a) the Lockout Percentage for such Distribution Date and (b) the applicable Step Down Percentage.

    LOCKOUT PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the sum of (i) the Lockout Percentage of the Principal Payment Amount (exclusive of the portion thereof attributable to principal distributions to the Class A1-L Certificates in respect of Component A1-4-L pursuant to clause (I)(i) of the definition of "Mortgage Trust Certificate Distribution Amount"), (ii) the Lockout Prepayment Percentage of the Principal Prepayment Amount (exclusive of the portion thereof attributable to principal distributions to the Class A1-L Certificates in respect of Component A1-4-L pursuant to clause (I)(i) of the definition of "Mortgage Trust Certificate Distribution Amount"), and (iii) the Lockout Liquidation Amount.

    MASTER SERVICER: The Company, or any successor Master Servicer appointed as provided pursuant to Section 7.02, acting to service and administer the Mortgage Loans pursuant to Section 3.01.

    MASTER SERVICING FEE: The fee charged by the Master Servicer for supervising the mortgage servicing and advancing certain expenses, equal to a per annum rate set forth for each Mortgage Loan in Exhibit D on the outstanding Principal Balance of such Mortgage Loan, payable monthly from the Certificate Account.

    MONTHLY P&I ADVANCE: An advance of funds by the Master Servicer pursuant to
Section 4.03 or a Servicer pursuant to its Selling and Servicing Contract to cover delinquent principal and interest installments.

    MONTHLY PAYMENT: The scheduled payment of principal and interest on a Mortgage Loan (including any amounts due from a Buydown Fund, if any) which is due on the related Due Date for such Mortgage Loan.

    MORTGAGE: The mortgage, deed of trust or other instrument securing a Mortgage Note.

    MORTGAGED PROPERTY: With respect to any Mortgage Loan, other than a Cooperative Loan, the real property, together with improvements thereto, and, with respect to any Cooperative Loan, the related Cooperative Stock and Cooperative Lease, securing the indebtedness of the Mortgagor under the related Mortgage Loan.

    MORTGAGE FILE: The following documents or instruments with respect to each Mortgage Loan transferred and assigned pursuant to Section 2.01, (X) with respect to each Mortgage Loan that is not a Cooperative Loan:

         (i) The original Mortgage Note endorsed to (a) "First Bank National Association, as Custodian/Trustee, without recourse" or "First Bank National Association, as Trustee for the benefit of the Holders from time to time of PNC Securities Corp. Mortgage Pass-Through Certificates, Series 1997-5, without recourse" or (b) "U.S. Bank National Association, as Custodian/Trustee, without recourse" or to "U.S. Bank National Association, as trustee for the benefit of the Holders from time to time of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1997-5, without recourse" and all intervening endorsements evidencing a complete chain of endorsements from the originator to the Trustee, or, in the event of any Destroyed Mortgage Note, a copy or a duplicate original of the Mortgage Note, together with an original lost note affidavit from the originator of the related Mortgage Loan or the Company stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note; in the event the Mortgage Notes or the assignments referred to in Section (iii)(2) of this definition of "Mortgage File" are endorsed or executed in blank as of the Closing Date, the Company shall, within 45 days of the Closing Date, cause such Mortgage Notes or assignments to be endorsed or executed pursuant to the terms set forth herein;

         (ii) The Buydown Agreement, if applicable;

         (iii) A Mortgage that is either

              (1) the original recorded Mortgage with recording information thereon for the jurisdiction in which the Mortgaged Property is located, together with a Mortgage assignment thereof in recordable form to "First Bank National Association, as Custodian/Trustee," to "U.S. Bank National Association, as Custodian/Trustee," to "First Bank National Association, as Trustee for the Holders of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1997-5" or to "U.S. Bank National Association, as Trustee for the Holders of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1997-5" and all intervening assignments evidencing a complete chain of assignment, from the originator to the name holder or the payee endorsing the related Mortgage Note; or

              (2) a copy of the Mortgage which represents a true and correct reproduction of the original Mortgage and which has either been certified (i) on the face thereof by the public recording office in the appropriate jurisdiction in which the Mortgaged Property is located, or (ii) by the originator or Lender as a true and correct copy the original of which has been sent for recordation and an original Mortgage assignment thereof duly executed and acknowledged in recordable form to "First Bank National Association, as Custodian/Trustee," to "U.S. Bank National Association, as Custodian/Trustee," to "First Bank National Association, as Trustee for the Holders of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1997-5" or to "U.S. Bank National Association, as Trustee for the Holders of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1997-5" and all intervening assignments evidencing a complete chain of assignment from the originator to the name holder or the payee endorsing the related Mortgage Note;

         (iv) A copy of (a) the title insurance policy, or (b) in lieu thereof, a title insurance binder, a copy of an attorney's title opinion, certificate or other evidence of title acceptable to the Company; and

         (v) For any Mortgage Loan that has been modified or amended, the original instrument or instruments effecting such modification or amendment.

and (Y) with respect to each Cooperative Loan:

         (i) the original Mortgage Note endorsed to "First Bank National Association, as Custodian/Trustee," to "U.S. Bank National Association, as Custodian/Trustee," to "First Bank National Association, as Trustee for the Holders of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1997-5" or to "U.S. Bank National Association, as Trustee for the Holders of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1997-5" and all intervening endorsements evidencing a complete chain of endorsements, from the originator to the Trustee, or, in the event of any Destroyed Mortgage Note, a copy or a duplicate original of the Mortgage Note, together with an original lost note affidavit from the originator of the related Mortgage Loan or the Company stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

         (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

         (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

         (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

         (v) The Security Agreement;

         (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

         (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

         (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

         (ix) An executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans; and

         (x) For any Cooperative Loan that has been modified or amended, the original instrument or instruments effecting such modification or amendment.

    MORTGAGE INTEREST RATE: For any Mortgage Loan, the per annum rate at which interest accrues on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

    MORTGAGE LOAN SCHEDULE: The schedule, as amended from time to time, of Mortgage Loans attached hereto as Exhibit D, which shall set forth as to each Mortgage Loan the following, among other things:

         (i)       its loan number,

         (ii)      the address of the Mortgaged Property,

         (iii)     the name of the Mortgagor,

         (iv)      the Original Value of the property subject to the Mortgage,

         (v)       the Principal Balance as of the Cut-Off Date,

         (vi)      the Mortgage Interest Rate borne by the Mortgage Note,

         (vii)     whether a Primary Insurance Policy is in effect as of the
                     Cut-Off Date,

         (viii)    the maturity of the Mortgage Note, and

         (ix)      the Servicing Fee and Master Servicing Fee.

    MORTGAGE LOANS: With respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, and, with respect to each Mortgage Loan other than a Cooperative Loan, the Mortgages and the related Mortgage Notes, each transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as part of the Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

    MORTGAGE NOTE: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

    MORTGAGE POOL: All of the Mortgage Loans.

    MORTGAGE TRUST: As defined in Section 2.01.

    MORTGAGE TRUST AVAILABLE DISTRIBUTION AMOUNT: On any Distribution Date, the sum of the following amounts:

         (1) the total amount of all cash received by or on behalf of the Master Servicer with respect to the Mortgage Loans by the Determination Date for such Distribution Date and not previously distributed (including Monthly P&I Advances made by Servicers, proceeds of Liquidated

Mortgage Loans and scheduled amounts of distributions from Buydown Funds respecting Buydown Loans, if any), except:

                   (a) all scheduled payments of principal and interest collected but due on a date subsequent to the related Due Date;

                   (b) all Curtailments received after the Prior Period (together with any interest payment received with such prepayments to the extent that it represents the payment of interest accrued on a related Mortgage Loan subsequent to the Prior Period);

                   (c) all Payoffs received on or after the 15th day of the month of any such Determination Date (together with any interest payment received with such Payoffs to the extent that it represents the payment of interest accrued on a related Mortgage Loan subsequent to the Prior Period), and interest accrued during the period from the 1st to the 14th day of the month of such Determination Date and received with Payoffs received during such period, which interest shall not be included in the calculation of the Available Distribution Amount for any Distribution Date;

                   (d) Insurance Proceeds and Liquidation Proceeds received after the Prior Period;

                   (e) all amounts in the Certificate Account which are due and reimbursable to a Servicer or the Master Servicer pursuant to the terms of this Agreement;

                   (f) the sum of the Master Servicing Fee and the Servicing Fee for each Mortgage Loan; and

                   (g)  Excess Liquidation Proceeds;

         (2) the sum, to the extent not previously distributed, of the following amounts, to the extent advanced or received, as applicable, by the Master Servicer by the Distribution Date:

                   (a) any Monthly P&I Advance made by the Master Servicer to the Trustee with respect to such Distribution Date; and

                   (b)  Compensating Interest; and

         (3) the total amount, to the extent not previously distributed, of all cash received by the Distribution Date by the Trustee, in respect of a Purchase Obligation under Section 2.02 and Section 2.03 or any permitted repurchase of a Mortgage Loan.

    MORTGAGE TRUST CERTIFICATE DISTRIBUTION AMOUNT: (I) For any Distribution Date prior to the Credit Support Depletion Date, the Mortgage Trust Available Distribution Amount shall be distributed to the Mortgage Trust Certificates and the Class R-1 Certificates in the following amounts and priority and to the extent of the Mortgage Trust Available Distribution Amount:

         (i) First, to the Class A1-L Certificates in respect of Component A1-4-L, the aggregate for all PO Mortgage Loans of the product for each PO Mortgage Loan of the applicable PO Fraction and the sum of (x) scheduled payments of principal on such PO Mortgage Loan due on or before the related Due Date in respect of which no distribution has been made on any previous Distribution Date and which were received by the Determination Date, or which have been advanced as part of a Monthly P&I Advance with respect to such Distribution Date, (y) the principal portion received in respect of such PO Mortgage Loan during the Prior Period of (1) Curtailments,
(2) Insurance Proceeds, (3) the amount, if any, of the principal portion of the Purchase Price pursuant to a Purchase Obligation or any repurchase of a Mortgage Loan permitted hereunder and (4) Liquidation Proceeds and (z) the principal portion of Payoffs received in respect of such PO Mortgage Loan during the Payoff Period;

    (ii) Second, to the Class A Certificates that are Mortgage Trust Certificates (except the Class A1-L Certificates), Class X-L Certificates and Class A1-L Certificates in respect of Component A1-1-L, Component A1-2-L and Component A1-5-L, concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates or Components remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

    (iii)   Third,

         (a) to the Class A Certificates that are Mortgage Trust Certificates (except the Class A1-L Certificates), Class X-L Certificates and Class A1-L Certificates in respect of the Component A1-1-L, Component A1-2-L and Component A1-5-L, concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates or Components for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

         (b) on or before the Component A-1-2 Accretion Termination Date, the Component A-1-2 Accrual Amount, as principal, as follows:

              (1)  first, concurrently, as follows:

                   (A) 13.8691202055% to the Class A3-L Certificates to the extent necessary to reduce the Class A3-L Principal Balance to its Targeted Principal Balance for such Distribution Date;

                   (B) 12.5456616761% to the Class A11-L Certificates to the extent necessary to reduce the Class A11-L Principal Balance to its Targeted Principal Balance for such Distribution Date;

                   (C) 11.6393079627% to Component A9-2-L of the Class A9-L Certificates to the extent necessary to reduce the Component A9-2-L Principal Balance to its Targeted Principal Balance for such Distribution Date; and

                   (D) 61.9459101557%, to the extent necessary to reduce the aggregate Class Principal Balance of the Class A12-L and Class A13-L Certificates to its combined Targeted Principal Balance for such Distribution Date, sequentially as follows:

                   (I) to the Class A13-L Certificates to the extent necessary to reduce the Class A13-L Principal Balance to its Planned Principal Balance for such Distribution Date;

                   (II) to the Class A12-L Certificates, until the Class A12-L Principal Balance has been reduced to zero; and

                   (III) to the Class A13-L Certificates, until the Class A13-L Principal Balance has been reduced to zero;

              (2) second, to Component A1-2-L of the Class A1-L Certificates to the extent necessary to reduce the Component A1-2-L Principal Balance to its Targeted Principal Balance for such Distribution Date;

              (3) third, to the Class A4-L Certificates, until the Class A4-L Principal Balance has been reduced to zero;

              (4)     fourth, concurrently, as follows:

                   (A)   90.0000000000%, concurrently, as follows:

                         (I) 13.8691202055% to the Class A3-L
                   Certificates, until the Class A3-L Principal Balance has been reduced to zero;

                         (II)     12.5456616761% to the Class A11-L
                   Certificates, until the Class A11-L Principal Balance has been reduced to zero;

                         (III) 11.6393079627% to Component A9-2-L of the Class A9-L Certificates until the Component A9-2-L Principal Balance has been reduced to zero; and

                         (IV)     61.9459101557%, sequentially, as follows:

                             (a) to the Class A13-L Certificates to the extent necessary to reduce the Class A13-L Principal Balance to its Planned Principal Balance for such Distribution Date;

                             (b) to the Class A12-L Certificates until the Class A12-L Principal Balance has been reduced to zero; and

                             (c) to the Class A13-L Certificates until the Class A13-L Principal Balance has been reduced to zero; and

                   (B) 10.0000000000% to Component A1-2-L of the Class A1-L Certificates; and

              (5) fifth, to Component A1-2-L of the Class A1-L Certificates, until the Component A1-2-L Principal Balance has been reduced to zero;

         (c) on or before the Class A4-L Accretion Termination Date, after the Component A-1-2 Accrual Amount has been distributed pursuant to paragraph (I)(iii)(b) above, the Class A4-L Accrual Amount, as principal, as follows:

              (1)     first, concurrently, as follows:

                    (A) 13.8691202055% to the Class A3-L Certificates to the extent necessary to reduce the Class A3-L Principal Balance to its Targeted Principal Balance for such Distribution Date;

                    (B) 12.5456616761% to the Class A11-L Certificates to the extent necessary to reduce the Class A11-L Principal Balance to its Targeted Principal Balance for such Distribution Date;

                    (C) 11.6393079627% to Component A9-2-L of the Class A9-L Certificates to the extent necessary to reduce the Component A9-2-L Principal Balance to its Targeted Principal Balance for such Distribution Date; and

                    (D) 61.9459101556%, to the extent necessary to reduce the aggregate Class Principal Balance of the Class A12-L and Class A13-L Certificates to its combined Targeted Principal Balance for such Distribution Date, sequentially as follows:

                        (I) to the Class A13-L Certificates to the extent necessary to reduce the Class A13-L Principal Balance to its Planned Principal Balance for such Distribution Date;

                        (II) to the Class A12-L Certificates, until the Class A12-L Principal Balance has been reduced to zero; and

                        (III) to the Class A13-L Certificates, until the Class A13-L Principal Balance has been reduced to zero; and

              (2) second, to Component A1-2-L of the Class A1-L Certificates to the extent necessary to reduce the Component A1-2-L Principal Balance to its Targeted Principal Balance for such Distribution Date; and

              (3) third, to the Class A4-L Certificates until the Class A4-L Principal Balance has been reduced to zero;

       (iv) Fourth, to the Class A Certificates that are Mortgage Trust Certificates (except the Class A1-L Certificates) and the Class A1-L Certificates in respect of Component A1-1-L, Component A1-2-L and Component A1-3-L, the Senior Principal Distribution Amount as follows:

         (a) first, to the Class A5-L, Class A6-L and Class A14-L Certificates, pro rata, an amount up to the amount of the Lockout Principal Distribution Amount for such

    Distribution Date, until the Class Principal Balances of the Class A5-L, Class A6-L and Class A14-L Certificates have been reduced to zero;

         (b) second, to the Class R-L and Class R-1 Certificates until the Class Principal Balances of the Class R-L and Class R-1 Certificates have been reduced to zero;

         (c) third, the portion of the Senior Principal Distribution Amount remaining after the distributions in paragraphs (I)(iv)(a) and (b) above, concurrently as follows:

              (1) 2.0270271292% to Component A1-3-L of the Class A1-L Certificates, until the Component A1-3-L Principal Balance has been reduced to zero;

              (2)  97.9729728708%, sequentially, as follows:

                   (A) first, concurrently, to the extent necessary to reduce the Class A2-L Principal Balance to its Planned Principal Balance for such Distribution Date, 71.1111101958% to the Class A2-L Certificates and 28.8888898042% to Component A9-1-L of the Class A9-L Certificates;

                   (B) second, concurrently, to the extent necessary to reduce the Class A7-L Principal Balance to its Planned Principal Balance for such Distribution Date, 71.1111133993% to the Class A7-L Certificates and 28.8888866007% to Component A9-1-L of the Class A9-L Certificates;

                   (C) third, concurrently, in each case to the extent necessary to reduce the Class A8-L Principal Balance and the Component A-9-1 Principal Balance to their Planned Principal Balances for such Distribution Date, 71.1111113230% to the Class A8-L Certificates and 28.8888886770% to Component A9-1-L of the Class A9-L Certificates;

                   (D) fourth, to Component A1-1-L of the Class A1-L Certificates to the extent necessary to reduce the Component A1-1-L Principal Balance to its Planned Principal Balance for such Distribution Date;

                   (E)     fifth, concurrently, as follows:

                        (I)       13.8691202055% to the Class A3-L
                   Certificates, to the extent necessary to reduce the Class A3-L Principal Balance to its Targeted Principal Balance for such Distribution Date;

                        (II)      12.5456616761% to the Class A11-L
                   Certificates, to the extent necessary to reduce the Class A11-L Principal Balance to its Targeted Principal Balance for such Distribution Date;

                        (III) 11.6393079627% to Component A9-2-L of the Class A9-L Certificates, to the extent necessary to reduce the Component A9-2-L Principal Balance to its Targeted Principal Balance for such Distribution Date; and

                        (IV) 61.9459101557%, to the extent necessary to reduce the aggregate Class Principal Balance of the Class A12-L and Class A13-L Certificates to its combined Targeted Principal Balance for such Distribution Date, sequentially as follows:

                             (a) to the Class A13-L Certificates, to the extent necessary to reduce the Class A13-L Principal Balance to its Planned Principal Balance for such Distribution Date;

                             (b) to the Class A12-L Certificates, until the Class A12-L Principal Balance has been reduced to zero; and

                             (c) to the Class A13-L Certificates, until the Class A13-L Principal Balance has been reduced to zero;

                   (F) sixth, to Component A1-2-L of the Class A1-L Certificates, to the extent necessary to reduce the Component A1-2-L Principal Balance to its Targeted Principal Balance for such Distribution Date;

                   (G) seventh, to the Class A4-L Certificates, until the Class A4-L Principal Balance has been reduced to zero;

                   (H)  eighth, concurrently, as follows:

                        (I)     90.0000000000%, concurrently, as follows:

                             (a)     13.8691202055% to the Class A3-L
                        Certificates, until the Class A3-L Principal Balance has been reduced to zero;

                             (b)     12.5456616761% to the Class A11-L
                        Certificates, until the Class A11-L Principal Balance has been reduced to zero;

                             (c)     11.6393079627% to Component A9-2-L, of the
                        Class A9-L Certificates until the Component A9-2-L Principal Balance has been reduced to zero; and

                             (d)     61.9459101557%, sequentially, as follows:

                                  (i)     to the Class A13-L Certificates, to
                             the extent necessary to reduce the Class A13-L Principal Balance to its Planned Principal Balance for such Distribution Date;

                                  (ii)    to the Class A12-L Certificates,
                             until the Class A12-L Principal Balance has been reduced to zero; and

                                  (iii)   to the Class A13-L Certificates,
                             until the Class A13-L Principal Balance has been reduced to zero; and

                       (II) 10.0000000000% to Component A1-2-L of the Class A1-L Certificates;

                      (I) ninth, to Component A1-2-L of the Class A1-L Certificates, until the Component A1-2-L Principal Balance has been reduced to zero;

                      (J) tenth, concurrently, until the Class A2-L Principal Balance has been reduced to zero, 71.1111101958% to the Class A2-L Certificates and 28.8888898042% to Component A9-1-L of the Class A9-L Certificates;

                      (K) eleventh, concurrently, until the Class A7-L Principal Balance has been reduced to zero, 71.1111133993% to the Class A7-L Certificates and 28.8888866007% to Component A9-1-L of the Class A9-L Certificates;

                      (L) twelfth, concurrently, in each case until the Class A8-L Principal Balance and the Component A9-1-L Principal Balance have been reduced to zero, 71.1111113230% to the Class A8-L Certificates and 28.8888886770% to Component A9-1-L of the Class A9-L Certificates; and

                      (M) thirteenth, to Component A1-1-L of the Class A1-L Certificates, until the Component A1-1-L Principal Balance has been reduced to zero; and

              (iv) Fourth, to the Class A5-L, A6-L and Class A14-L Certificates, pro rata, the portion of the Senior Principal Distribution Amount remaining after the distributions in paragraphs (I)(iv)(a) through
    (c) above, until the Class Principal Balances of the Class A5-L, Class A6-L and Class A14-L Certificates have been reduced to zero.

              (v) Fifth, to the Class A1-L Certificates in respect of Component A1-4-L, to the extent of amounts otherwise available to pay the Subordinate Principal Distribution Amount (without regard to clause (B) of the definition thereof) on such Distribution Date, the amount payable to the Class A1-L Certificates in respect of Component A1-4-L on previous Distribution Dates pursuant to clause (I)(vi) of this definition of "Mortgage Trust Certificate Distribution Amount" and remaining unpaid from such previous Distribution Dates;

              (vi) Sixth, to the Class A1-L Certificates in respect of Component A1-4-L as principal, to the extent of amounts otherwise available to pay the Subordinate Principal Distribution Amount (without regard to clause (B) of the definition thereof) on such Distribution Date, an amount equal to the PO Fraction of any Realized Loss on a PO Mortgage Loan, other than a Special Hazard Loss, Fraud Loss or Bankruptcy Loss in excess of the Special Hazard Coverage, Fraud Coverage or Bankruptcy Coverage, as applicable, PROVIDED that any amounts distributed in respect of losses pursuant to paragraph (I)(v) or this paragraph (I)(vi) of this definition of "Mortgage Trust Certificate Distribution Amount" shall not cause a further reduction in the Component A1-4-L Balance;

         (vii) Seventh, to the Class B1-L Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

         (viii) Eighth, to the Class B1-L Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (ix) Ninth, to the Class B1-L Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B1-L Principal Balance has been reduced to zero;

           (x) Tenth, to the Class B2-L Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xi) Eleventh, to the Class B2-L Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

         (xii) Twelfth, to the Class B2-L Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B2-L Principal Balance has been reduced to zero;

         (xiii) Thirteenth, to the Class B3-L Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

         (xiv) Fourteenth, to the Class B3-L Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xv) Fifteenth, to the Class B3-L Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B3-L Principal Balance has been reduced to zero;

         (xvi) Sixteenth, to the Class B4-L Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

         (xvii) Seventeenth, to the Class B4-L Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

         (xviii)      Eighteenth, to the Class B4-L Certificates, the portion
    of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B4-L Principal Balance has been reduced to zero;

         (xix) Nineteenth, to the Class B5-L Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xx) Twentieth, to the Class B5-L Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

         (xxi) Twenty-first, to the Class B5-L Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B5-L Principal Balance has been reduced to zero;

         (xxii) Twenty-second, to the Class B6-L Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

         (xxiii)      Twenty-third, to the Class B6-L Certificates, the
    Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

         (xxiv) Twenty-fourth, to the Class B6-L Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B6-L Principal Balance has been reduced to zero; and

         (xxv) Twenty-fifth, to the Class R-1 Certificates, the Residual Distribution Amount for such Distribution Date;

    (II) For any Distribution Date on or after the Credit Support Depletion Date, the Mortgage Trust Available Distribution Amount shall be distributed to the outstanding Classes of Certificates in the following amounts and priority to the extent of the Mortgage Trust Available Distribution Amount;

            (i) First, to the Class A1-L Certificates in respect of Component A1-4-L, principal in the amount that would otherwise be distributed to such Class on such Distribution Date pursuant to clause
    (I)(i) of this definition of "Mortgage Trust Certificate Distribution
    Amount";

            (ii) Second, to the Class A Certificates that are Mortgage Trust Certificates (except the Class A1-L Certificates), Class X-L Certificates and Class A1-L Certificates in respect of Component A1-1-L, Component A1-2-L and Component A1-5-L, the amount payable to each such Class of Certificates or Component on prior Distribution Dates pursuant to clause (I)(ii) or (II)(iii) of this definition of "Mortgage Trust Certificate Distribution Amount," and remaining unpaid, pro rata according to such amount payable to the extent of amounts available;

            (iii) Third, to the Class A Certificates that are Mortgage Trust Certificates (except the Class A1-L Certificates), Class X-L Certificates and Class A1-L Certificates in respect of Component A1-1-L, Component A2-1-L and Component A1-5-L, concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates or Components for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

            (iv) Fourth, to the Class A Certificates that are Mortgage Trust Certificates (except the Class A1-L Certificates) and the Class A-1 Certificates in respect of Component A1-1-L, Component A1-2-L and Component A1-3-L, the Senior Principal Distribution Amount allocated pro rata according to their respective Class Principal Balances or Component Principal Balances until such Class Principal Balances or Component Principal Balances have been reduced to zero; and

            (v) Fifth, to the Class R-1 Certificates, the Residual Distribution Amount for such Distribution Date.

    MORTGAGE TRUST CERTIFICATES: The Class A1-L, Class A2-L, Class A3-L, Class A4-L, Class A5-L, Class A6-L, Class A7-L, Class A8-L, Class A9-L, Class A11-L, Class A12-L, Class A13-L, Class A14-L, Class X-L, Class B1-L, Class B2-L, Class B3-L, Class B4-L, Class B5-L, Class B6-L and Class R-L Certificates issued pursuant to this Agreement.

    MORTGAGE TRUST FUND: The corpus of the trust created pursuant to Section
2.01 of this Agreement. The Mortgage Trust Fund consists of (i) the Mortgage Loans and all rights pertaining thereto; (ii) such assets as from time to time may be held by the Trustee (or its duly appointed agent) in the Certificate Account or the Investment Account (except amounts representing the Master Servicing Fee or the Servicing Fee); (iii) such assets as from time to time may be held by Servicers in a Custodial Account for P&I related to the Mortgage Loans (except amounts representing the Master Servicing Fee or the Servicing
Fee); (iv) property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure or, in the case of a Cooperative Loan, a similar form of conversion, after the Cut-Off Date; and (v) amounts paid or payable by the insurer under any FHA insurance policy or any Primary Insurance Policy and proceeds of any VA guaranty and any other insurance policy related to any Mortgage Loan or the Mortgage Pool.

    MORTGAGOR: The obligor on a Mortgage Note.

    NONRECOVERABLE ADVANCE: Any advance which the Master Servicer shall determine to be a Nonrecoverable Advance pursuant to Section 4.04 and which was, or is proposed to be, made by (i) the Master Servicer or (ii) a Servicer pursuant to its Selling and Servicing Contract.

    NON-U.S. PERSON: A Person that is not a U.S. Person.

    OTS: The Office of Thrift Supervision, or any successor thereto.

    OFFICER'S CERTIFICATE: A certificate signed by the Chairman of the Board, the President, a Vice President, or the Treasurer of the Master Servicer and delivered to the Trustee.

    OPINION OF COUNSEL: A written opinion of counsel, who shall be reasonably acceptable to the Trustee and who may be counsel for the Company or the Master Servicer.

    ORIGINAL VALUE: With respect to any Mortgage Loan other than a Mortgage
Loan originated for the purpose of refinancing an existing mortgage debt, the lesser of (a) the Appraised Value (if any) of the Mortgaged Property at the time the Mortgage Loan was originated or (b) the purchase price paid for the Mortgaged Property by the Mortgagor. With respect to a Mortgage Loan originated for the purpose of refinancing existing mortgage debt, the Original Value shall be equal to the Appraised Value of the Mortgaged Property at the time the Mortgage Loan was originated or the appraised value at the time the refinanced mortgage debt was incurred.

    OWNERSHIP INTEREST: As defined in Section 5.01(b).

    PASS-THROUGH ENTITY: As defined in Section 5.01(b).

    PASS-THROUGH RATE: For each Mortgage Loan, a rate equal to the Mortgage Interest Rate for such Mortgage Loan less the applicable per annum percentage rates related to each of the Servicing Fee and the Master Servicing Fee. For each Mortgage Loan, any calculation of monthly interest at such rate shall be based upon annual interest at such rate (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid Principal Balance of the related Mortgage Loan divided by twelve, and any calculation of interest at such rate by reason of a Payoff shall be based upon annual interest at such rate on the outstanding Principal

Balance of the related Mortgage Loan multiplied by a fraction, the numerator of which is the number of days elapsed from the Due Date of the last scheduled payment of principal and interest to, but not including, the date of such Payoff, and the denominator of which is (a) for Payoffs received on a Due Date, 360, and (b) for all other Payoffs, 365.

    PAYING AGENT: Any paying agent appointed by the Trustee pursuant to Section 8.12.

    PAYOFF: Any Mortgagor payment of principal on a Mortgage Loan equal to the entire outstanding Principal Balance of such Mortgage Loan, if received in advance of the last scheduled Due Date for such Mortgage Loan and accompanied by an amount of interest equal to accrued unpaid interest on the Mortgage Loan to the date of such payment-in-full.

    PAYOFF EARNINGS: For any Distribution Date with respect to each Mortgage Loan on which a Payoff was received by the Master Servicer during the Payoff Period, the aggregate of the interest earned by the Master Servicer from investment of each such Payoff from the date of receipt of such Payoff until the Business Day immediately preceding the related Distribution Date (net of investment losses).

    PAYOFF INTEREST: For any Distribution Date with respect to a Mortgage Loan for which a Payoff was received on or after the second calendar day of the month of such Distribution Date and before the 15th calendar day of such month, an amount of interest thereon at the applicable Pass-Through Rate from the first day of the month of distribution through the day of receipt thereof; to the extent (together with Payoff Earnings and the aggregate Master Servicing Fee) not required to be distributed as Compensating Interest on such Distribution Date, Payoff Interest shall be payable to the Master Servicer as additional servicing compensation.

    PAYOFF PERIOD: With respect to the first Distribution Date, the period from the Cut-Off Date through October 14, 1997, inclusive; and with respect to any Distribution Date thereafter, the period from the 15th day of the Prior Period through the 14th day of the month of such Distribution Date, inclusive.

    PERCENTAGE INTEREST: (a) With respect to the right of each Certificate of a particular Class in the distributions allocated to such Class, "Percentage Interest" shall mean the percentage undivided beneficial ownership interest evidenced by such Certificate of such Class, which percentage shall equal:

            (i) with respect to any Certificate (other than the Residual, Class X, Class X-L and Class A-10 Certificates), its Certificate Principal Balance divided by the applicable Class Principal Balance or, with respect to any Class A-1 or Class A1-L Certificate if the Class Principal Balance for such Class has been reduced to zero but the Component A-1-5 Notional Amount is greater than zero, its Certificate Principal Balance immediately prior to the Distribution Date on which such Class Principal Balance was reduced to zero divided by the Class Principal Balance for such Class as of such time;

            (ii) with respect to the Class X, Class X-L and Class A-10 Certificates, the portion of the respective Class Notional Amount evidenced by such Certificate divided by the respective Class Notional Amount; and

            (iii) with respect to the Residual Certificates, the percentage set forth on the face of such Certificate.

    (b) With respect to the rights of each Certificate in connection with Sections 5.09, 7.01, 8.01(c), 8.02, 8.07, 10.01 and 10.03, "Percentage Interest"
shall mean the percentage undivided beneficial interest evidenced by such Certificate in the Certificate Trust Fund, which for purposes of such rights only shall equal:

            (i) if the Class A-1 Principal Balance is greater than zero or the Class A-1 Principal Balance and the Component A-1-5 Notional Amount have both been reduced to zero,

                (a) with respect to any Certificate (other than the Class X and Class A-10 Certificates), the product of (x) ninety-eight percent (98%) and (y) the percentage calculated by dividing its Certificate Principal Balance by the Aggregate Certificate Principal Balance of the Certificate Trust Certificates; PROVIDED, HOWEVER, that the percentage in (x) above shall be increased by one percent (1%) upon each retirement of the Class X and Class A-10 Certificates; and

                (b) with respect to any Class of Class X or Class A-10 Certificate, one percent (1%) of such Certificate's Percentage Interest as calculated by paragraph (a)(ii) of this definition;

                (c)   with respect to the Class R Certificates, zero; and

            (ii) if the Class A-1 Principal Balance has been reduced to zero but the Component A-1-5 Notional Amount is greater than zero,

                (a) with respect to any Certificate (other than the Class A-1, Class X and Class A-10 Certificates), the product of (x) ninety-seven percent (97%) and (y) the percentage calculated by dividing its Certificate Principal Balance by the Aggregate Certificate Principal Balance of the Certificate Trust Certificates; PROVIDED, HOWEVER, that the percentage in (x) above shall be increased by one percent (1%) upon each retirement of the Class A-1, Class X and Class A-10 Certificates;

                (b) with respect to any Class of A-1, Class X or Class A-10 Certificate, one percent (1%) of such Certificate's Percentage Interest as calculated by paragraph (a)(ii) of this definition; and

                (c)   with respect to the Class R Certificates, zero.

    PERMITTED TRANSFEREE: With respect to the holding or ownership of any Residual Certificate, any Person other than (i) the United States, a State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Code Section 521) which is exempt from the taxes imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C), (v) any Person from whom the Trustee has not received an affidavit to the effect that it is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Code, and (vi) any other Person so designated by the Company based upon an Opinion of Counsel that the transfer of an Ownership Interest in a Residual Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code Section 7701 or successor provisions. A corporation shall not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and, with the exception of the FHLMC, a majority of its board of directors is not selected by such governmental unit.

    PERSON: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

    PLANNED PRINCIPAL BALANCE: The amount set forth in the table attached hereto as Exhibit O, for the applicable Distribution Date, for each of the Class A-2, Class A-7, Class A-8, Class A-13, Class A2-L, Class A7-L, Class A8-L and Class A13-L Certificates, Component A-1-1 of the Class A-1 Certificates, Component A-9-1 of the Class A-9 Certificates, Component A1-1-L of the Class A1-L Certificates and Component A9-1-L of the Class A9-L Certificates, as applicable.

    PO FRACTION: For each PO Mortgage Loan, a fraction, the numerator of which is 7.250% less the Pass-Through Rate on such PO Mortgage Loan and the denominator of which is 7.250%.

    PO MORTGAGE LOAN: Any Mortgage Loan with a Pass-Through Rate of less than 7.250% per annum.

    PREMIUM RATE MORTGAGE LOANS: The Mortgage Loans having Pass-Through Rates in excess of 7.250% per annum.

    PREPAID MONTHLY PAYMENT: Any Monthly Payment received prior to its scheduled Due Date, which is intended to be applied to a Mortgage Loan on its scheduled Due Date and held in the related Custodial Account for P&I until the Withdrawal Date following its scheduled Due Date.

    PRIMARY INSURANCE POLICY: A policy of mortgage guaranty insurance, if any, on an individual Mortgage Loan, providing coverage as required by Section 2.03(xi).

    PRINCIPAL BALANCE: At the time of any determination, the principal balance of a Mortgage Loan remaining to be paid at the close of business on the Cut-Off Date, after deduction of all principal payments due on or before the Cut-Off Date whether or not paid, reduced by all amounts distributed or to be distributed to Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal of such Mortgage Loan.

    In the case of a Substitute Mortgage Loan, "Principal Balance" shall mean, at the time of any determination, the principal balance of such Substitute Mortgage Loan transferred to the Trust Fund on the date of substitution, reduced by all amounts distributed or to be distributed to Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal of such Substitute Mortgage Loan.

    The Principal Balance of a Mortgage Loan (including a Substitute Mortgage
Loan) shall not be adjusted solely by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period. Whenever a Realized Loss has been incurred with respect to a Mortgage Loan during a calendar month, the Principal Balance of such Mortgage Loan shall be reduced by the amount of such Realized Loss as of the Distribution Date next following the end of such calendar month after giving effect to the allocation of Realized Losses and distributions of principal to the Certificates.

    PRINCIPAL PAYMENT: Any payment of principal on a Mortgage Loan other than a Principal Prepayment.

    PRINCIPAL PAYMENT AMOUNT: On any Distribution Date, the sum of (i) the scheduled principal payments on the Mortgage Loans due on the related Due Date,
(ii) the principal portion of repurchase proceeds received with respect to any Mortgage Loan which was repurchased by the Company pursuant to a Purchase Obligation or as permitted by this Agreement during the Prior Period, and (iii) any other unscheduled payments of principal which were received with respect to any Mortgage Loan during the Prior Period, other than Payoffs, Curtailments and Liquidation Principal.

    PRINCIPAL PREPAYMENT: Any payment of principal on a Mortgage Loan which constitutes a Payoff or a Curtailment.

    PRINCIPAL PREPAYMENT AMOUNT: On any Distribution Date, the sum of (i) Curtailments received during the Prior Period and (ii) Payoffs received during the Payoff Period.

    PRIOR PERIOD: The calendar month immediately preceding any Distribution
Date.

    PRO RATA ALLOCATION: The allocation of the interest and principal portions of Realized Losses among or between specified Classes of Mortgage Trust Certificates (or Components of the Mortgage Trust Certificates) as follows: (a) the principal portion of Realized Losses to the outstanding Classes of Mortgage Trust Certificates (or Components of the Mortgage Trust Certificates, in the case of the Class A1-L and Class A9-L Certificates), other than the Component A1-4-L, pro rata according to their respective Class Principal Balances (or Component Principal Balances, in the case of Component A1-1-L, Component A1-2-L and Component A1-3-L of the Class A1-L Certificates and Component A9-1-L and Component A9-2-L of the Class A9-L Certificates), in reduction their respective Class Principal Balances or Component Principal Balances, except if the loss is recognized with respect to a PO Mortgage Loan, in which event the PO Fraction of such loss will first be allocated to Component A1-4-L of the Class A1-L Certificates and then the remainder of such loss will be allocated as described above to the other outstanding Classes of Mortgage Trust Certificates (or Components thereof); and for the interest portion of Realized Losses, pro rata according to the amount of interest accrued on each such Class of Mortgage Trust Certificates (or each Component thereof, in the case of the Class A1-L or Class A9-L Certificates), other than Component A1-4-L, in reduction thereof, and then pro rata according to the respective Class Principal Balances (or Component Principal Balances, in the case of Component A1-1-L, Component A1-2-L and Component A1-5-L of the Class A1-L Certificates and Component A9-1-L and Component A9-2-L of the Class A9-L Certificates) of each such Class of Mortgage Trust Certificates or each Component in reduction of their respective Class Principal Balances or Component Principal Balances; PROVIDED, HOWEVER, that all Realized Losses allocated to principal and interest that would otherwise be allocable to the Class A1-L Certificates (other than Realized Losses allocated to Component A1-4-L of the Class A1-L Certificates) on any Distribution Date will be allocated to the Class A14-L Certificates, until the Class A14-L Principal Balance has been reduced to zero. Any losses allocated among all Classes of Mortgage Trust Certificates pursuant to this definition of "Pro Rata Allocation" shall also be allocated to the Corresponding Class of Certificate Trust Certificates in the same manner and amounts as they reduce such attributes of the Corresponding Class of Mortgage Trust Certificates; PROVIDED, HOWEVER, that the interest portion of such losses allocated to the Class A9-L Certificates and applied to reduce the Interest Distribution Amount thereof shall be allocated to the Class A-9 and Class A-10 Certificates in reduction of the distribution to such Certificates pursuant to clause (i)(C) of the definition of "Certificate Trust Certificate Distribution Amount," pro rata according to the allocation set forth in such clause.

    PURCHASE OBLIGATION: An obligation of the Company to repurchase Mortgage Loans under the circumstances and in the manner provided in Section 2.02 or
Section 2.03.

    PURCHASE PRICE: With respect to any Mortgage Loan to be purchased pursuant to a Purchase Obligation, an amount equal to the sum of the Principal Balance thereof, and unpaid accrued interest thereon, if any, to the last day of the calendar month in which the date of repurchase occurs at a rate equal to the applicable Pass-Through Rate; provided, however, that no Mortgage Loan shall be purchased or required to be purchased pursuant to Section 2.03, or more than two years after the Closing Date under Section 2.02, unless (a) the Mortgage Loan to be purchased is in default, or default is in the judgment of the Company reasonably imminent, or (b) the Company, at its expense, delivers to the Trustee an Opinion of Counsel to the effect that the purchase of such Mortgage Loan will not give rise to a tax on a prohibited transaction, as defined in Section 860F(a) of the Code; provided, further, that in the case of clause (b) above, the Company will use its reasonable efforts to obtain such Opinion of Counsel if such opinion is obtainable.

    QUALIFIED INSURER: A mortgage guaranty insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located if such qualification is necessary to issue the applicable insurance policy or bond, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided by the Primary Insurance Policies and approved as an insurer by FHLMC or FNMA and the Master Servicer. A Qualified Insurer must have the rating required by the Rating Agency.

    RATING AGENCY: Initially, each of S&P and Fitch, thereafter, each nationally recognized statistical rating organization that has rated the Certificates at the request of the Company, or their respective successors in interest.

    RATINGS: As of any date of determination, the ratings, if any, of the Certificate Trust Certificates and the Residual Certificates as assigned by the Rating Agency.

    REALIZED LOSS: For any Distribution Date, with respect to any Mortgage Loan which became a Liquidated Mortgage Loan during the related Prior Period, the sum of (i) the principal balance of such Mortgage Loan remaining outstanding and the principal portion of Nonrecoverable Advances actually reimbursed with respect to such Mortgage Loan (the principal portion of such Realized Loss), and (ii) the accrued interest on such Mortgage Loan remaining unpaid and the interest portion of Nonrecoverable Advances actually reimbursed with respect to such Mortgage Loan (the interest portion of such Realized Loss). For any Distribution Date, with respect to any Mortgage Loan which is not a Liquidated Mortgage Loan, the amount of the Bankruptcy Loss incurred with respect to such Mortgage Loan as of the related Due Date.

    Realized Losses, Special Hazard Losses, Fraud Losses and Bankruptcy Losses allocated to any Class of Mortgage Trust Certificates shall also be allocated to the Corresponding Class of Certificate Trust Certificates and applied to reduce the Class Principal Balance for such Class of Certificate Trust Certificates in the same manner and amounts as they reduce such attributes of the Corresponding Class of Mortgage Trust Certificates; PROVIDED, HOWEVER, that the interest portion of such losses allocated to the Class A9-L Certificates shall be allocated to the Class A-9 and Class A-10 Certificates in accordance with the proviso contained in the definition of "Pro Rata Allocation" herein.

    Except for Special Hazard Losses in excess of Special Hazard Coverage,
Fraud Losses in excess of Fraud Coverage and Bankruptcy Losses in excess of Bankruptcy Coverage, Realized Losses shall be allocated among the Certificates
(i) for Realized Losses allocable to principal (a) first, to the Class B6-L Certificates, until the Class B6-L Principal Balance has been reduced to zero,
(b) second, to the Class B5-L Certificates, until the Class B5-L Principal Balance has been reduced to zero, (c) third, to the Class B4-L Certificates, until the Class B4-L Principal Balance has been reduced to zero, (d) fourth, to the Class B3-L Certificates, until the Class B3-L Principal Balance has been reduced to zero, (e) fifth, to the Class B2-L Certificates, until the Class B2-L Principal Balance has been reduced to zero, (f) sixth, to the Class B1-L Certificates, until the Class B1-L Principal Balance has been reduced to zero, and (g) seventh, to the Senior Certificates (except the Class X-L and Class A10-L Certificates and Component A1-4-L of the Class A1-L Certificates), pro rata to such Classes of Certificates according to their respective Class Principal Balances (or Component Principal Balances, in the case of Component A1-1-L, Component A1-2-L and Component A1-3-L of the Class A1-L Certificates and Component A9-1-L and Component A9-2-L of the Class A9-L Certificates) in reduction their respective Class Principal Balances or Component Principal Balances; PROVIDED, HOWEVER, that if the loss is recognized with respect to a PO Mortgage Loan, the PO Fraction of such loss will first be allocated to the Class A1-L Certificates in respect of Component A1-4-L and the remainder of such loss will be allocated as described above in this clause (i), and (ii) for Realized Losses allocable to interest (a) first, to the Class B6-L Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B6-L Principal Balance, (b) second, to the Class B5-L Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B5-L Principal Balance, (c) third, to the Class B4-L Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B4-L Principal Balance, (d) fourth, to the Class B3-L Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B3-L Principal Balance, (e) fifth, to the B2-L Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B2-L Principal Balance, (f) sixth, to the Class B1-L Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B1-L Principal Balance, and (g) seventh, to the Senior Certificates, pro rata according to accrued but unpaid interest on such Classes of Certificates (or Components thereof) and then pro rata according to their respective Class Principal Balances (or Component Principal Balances, in the case of Component A1-1-L, Component A1-2-L and Component A1-5-L of the Class A1-L Certificates and Component A9-1-L and Component A9-2-L of the Class A9-L Certificates) in reduction of their respective Class Principal Balances or Component Principal Balances; PROVIDED, FURTHER, that all Realized Losses allocated to principal and interest that would otherwise be allocable to the Class A1-L Certificates (other than Realized Losses allocated to Component A1-4-L of the Class A1-L Certificates) on any Distribution Date shall be allocated to the Class A14-L Certificates, until the Class A14-L Principal Balance has been reduced to zero.

    Special Hazard Losses in excess of the Special Hazard Coverage, Fraud Losses in excess of the Fraud Coverage, and Bankruptcy Losses in excess of the Bankruptcy Coverage shall be allocated among all Classes of Certificates by Pro Rata Allocation.

    RECORD DATE: The last Business Day of the month immediately preceding the month of the related Distribution Date.

    REFERENCE BANKS: Barclays Bank PLC, Bankers Trust Company and The Bank of Tokyo, Ltd. or, if any such bank shall cease to provide quotations for one-month United States dollar-denominated deposits, any other leading bank with an established place of business in London engaged in transactions in Eurodollar deposits in the international Eurocurrency market not controlling, controlled by or under common control with the Company, designated by the Company from time to time for the purpose of providing quotations for one-month United States dollar-denominated deposits.

    REGULAR INTEREST CERTIFICATES: (i) with respect to the Mortgage Trust Fund, the Mortgage Trust Certificates, and (ii) with respect to the Certificate Trust Fund, the Certificate Trust Certificates.

    REMIC: A real estate mortgage investment conduit, as such term is defined in the Code.

    REMIC PROVISIONS: Sections 860A through 860G of the Code, related Code provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

    REMITTANCE RATE: For each Class of Certificates or Component of the Class A-1, Class A-9, Class A1-L and Class A9-L Certificates, the per annum rate set forth as the Remittance Rate for such Class or Component in the Preliminary Statement hereto.

    RESIDUAL CERTIFICATES: (i) with respect to the Mortgage Trust Fund, the Class R-1 Certificates, which are being issued in a single class, and (ii) with respect to the Certificate Trust Fund, the Class R Certificates, which are being issued in a single class. The Class R and Class R-1 Certificates are hereby designated the sole

Class of "residual interests" in the REMIC related to the Certificate Trust Fund and Mortgage Trust Fund, respectively, for purposes of Section 860G(a)(2) of the Code.

    RESIDUAL DISTRIBUTION AMOUNT: On any Distribution Date, with respect to the Class R-1 Certificates, any portion of the Mortgage Trust Available Distribution Amount remaining after all distributions to the Mortgage Trust Certificates and Class R-1 Certificates, or, with respect to the Class R Certificates, any portion of the Certificate Trust Available Distribution Amount remaining after all distributions to the Certificate Trust Certificates and Class R Certificates. Upon termination of the obligations created by this Agreement and the Mortgage Trust Fund and Certificate Trust Fund created hereby, with respect to the Class R-1 Certificates, the amounts which remain on deposit in the Certificate Account after payment to the Holders of the Mortgage Trust Certificates of the amounts set forth in Section 9.01 of this Agreement, and subject to the conditions set forth therein.

    RESPONSIBLE OFFICER: When used with respect to the Trustee, any officer assigned to and working in its Corporate Trust Department or similar group and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

    S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., provided that at any time it be a Rating Agency.

    SECURITIES ACT: The Securities Act of 1933, as amended.

    SECURITY AGREEMENT: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator of the Cooperative Loan in the related Cooperative Stock.

    SELLING AND SERVICING CONTRACT: (a) The contract (including the PNC
Mortgage Securities Corp. Selling Guide and PNC Mortgage Securities Corp. Servicing Guide to the extent incorporated by reference therein) between the Master Servicer and a Person relating to the sale of the Mortgage Loans to the Company and the servicing of such Mortgage Loans, on behalf of the Master Servicer for the benefit of the Certificateholders, which contract is substantially in the form of Exhibit E hereto, as such contract may be amended or modified; provided, however, that any such amendment or modification shall not materially adversely affect the interests and rights of Certificateholders; and (b) any other similar contract providing substantially similar rights and benefits as those provided by the form of contract attached as Exhibit E hereto.

    SENIOR CERTIFICATES: The Class A Certificates that are Mortgage Trust Certificates, Class X-L, Class R-L and Class R-1 Certificates, collectively.

    SENIOR LIQUIDATION AMOUNT: The aggregate for each Mortgage Loan which became a Liquidated Mortgage Loan during the Prior Period, of the lesser of (i) the Senior Percentage of the Principal Balance of such Mortgage Loan (exclusive of the PO Fraction thereof, if applicable), and (ii) the Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

    SENIOR PERCENTAGE: With respect to any Distribution Date, the sum of the Class Principal Balances of the Senior Certificates that are Mortgage Trust Certificates (reduced by the Component A1-4-L Principal Balance) divided by the aggregate Class Principal Balance of all Classes of Mortgage Trust Certificates (reduced by the Component A1-4-L Principal Balance), in each case immediately prior to such Distribution Date.

    SENIOR PREPAYMENT PERCENTAGE: (i) On any Distribution Date occurring before the Distribution Date in the month of the fifth anniversary of the first Distribution Date, 100%; (ii) on any other Distribution Date on which the Senior Percentage for such Distribution Date exceeds the initial Senior Percentage as of the Cut-Off Date, 100%; and (iii) on any other Distribution Date in each of the months of the fifth anniversary of the first Distribution Date and thereafter, 100%, unless:

    (a) the mean aggregate Principal Balance of Mortgage Loans which are 60 or more days delinquent (including loans in foreclosure and property held by the Mortgage Trust Fund) for each of the immediately preceding six calendar months is less than or equal to 50% of the mean aggregate of the Class Principal Balances of the Class B Certificates as of such Distribution Date, and

    (b) cumulative Realized Losses on the Mortgage Loans allocated to the Class B Certificates are less than or equal to (1) for any Distribution Date before the month of the sixth anniversary of the month of the first Distribution Date, 30% of the sum of the Class Principal Balances of the Class B Certificates as of the Cut-Off Date, (2) for any Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, 35% of the sum of the Class Principal Balances of the Class B Certificates as of the Cut-Off Date, (3) for any Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, 40% of the sum of the Class Principal Balances of the Class B Certificates as of the Cut-Off Date, (4) for any Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, 45% of the sum of the Class Principal Balances of the Class B Certificates as of the Cut-Off Date, and (5) for any Distribution Date in or after the month of the ninth anniversary of the month of the first Distribution Date, 50% of the sum of the Class Principal Balances of the Class B Certificates as of the Cut-Off Date,

in which case, as follows: (1) for any such Distribution Date in or after the month of the fifth anniversary of the month of the first Distribution Date but before the sixth anniversary of the month of the first Distribution Date, the Senior Percentage for such Distribution Date plus 70% of the Subordinate Percentage Senior such Distribution Date; (2) for any such Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, the Senior Percentage for such Distribution Date plus 60% of the Subordinate Percentage for such Distribution Date; (3) for any such Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, the Senior Percentage for such Distribution Date plus 40% of the Subordinate Percentage for such Distribution Date; (4) for any such Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, the Senior Percentage for such Distribution Date plus 20% of the Subordinate Percentage for such Distribution Date; and (5) for any such Distribution Date thereafter, the Senior Percentage for such Distribution Date.

    SENIOR PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the sum of (a) the Senior Percentage of the Principal Payment Amount (exclusive of the portion thereof attributable to principal distributions to Component A1-4-L pursuant to clause (I)(i) of the definition of "Mortgage Trust Certificate Distribution Amount"), (b) the Senior Prepayment Percentage of the Principal Prepayment Amount (exclusive of the portion thereof attributable to principal distributions to Component A1-4-L pursuant to clause (I)(i) of the definition of "Mortgage Trust Certificate Distribution Amount") and (c) the Senior Liquidation Amount.

    SERVICER: A mortgage loan servicing institution to which the Master
Servicer has assigned servicing duties with respect to any Mortgage Loan under a Selling and Servicing Contract; provided, however, the Master Servicer may designate itself or one or more other mortgage loan servicing institutions as Servicer upon termination of an initial Servicer's servicing duties.

    SERVICING FEE: For each Mortgage Loan, the fee paid to the Servicer thereof to perform primary servicing functions for the Master Servicer with respect to such Mortgage Loan, equal to the per annum rate set forth for each Mortgage Loan in the Mortgage Loan Schedule on the outstanding Principal Balance of such Mortgage Loan.

    SERVICING OFFICER: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

    SPECIAL HAZARD COVERAGE: The Special Hazard Coverage Initial Amount less Special Hazard Losses allocated to the Certificates and the amount of any scheduled reduction in the amount of Special Hazard Coverage as follows: on each anniversary of the Cut-Off Date, the Special Hazard Coverage shall be reduced, but not increased, to an amount equal to the lesser of (1) the greatest of
(a) the aggregate principal balance of the Mortgage Loans located in the single California zip code area containing the largest aggregate principal balance of the Mortgage Loans, (b) 1% of the aggregate unpaid principal balance of the Mortgage Loans and (c) twice the unpaid principal balance of the largest single Mortgage Loan, in each case calculated as of the Due Date in the immediately preceding month, and (2) the Special Hazard Coverage Initial Amount as reduced by the Special Hazard Losses allocated to the Certificates since the Cut-Off Date. Special Hazard Coverage may be reduced upon written confirmation from the Rating Agency that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agency.

    SPECIAL HAZARD COVERAGE INITIAL AMOUNT: $5,838,756.

    SPECIAL HAZARD LOSS: The occurrence of any direct physical loss or damage to a Mortgaged Property not covered by a standard hazard maintenance policy with extended coverage which is caused by or results from any cause except: (i) fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, vandalism, aircraft, vehicles, smoke, sprinkler leakage, except to the extent of that portion of the loss which was uninsured because of the application of a co-insurance clause of any insurance policy covering these perils; (ii) normal wear and tear, gradual deterioration, inherent vice or inadequate maintenance of all or part thereof; (iii) errors in design, faulty workmanship or materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss; (iv) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by this definition of Special Hazard Loss; (v) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (a) by any government of sovereign power (DE JURE or DE FACTO), or by an authority maintaining or using military, naval or air forces, (b) by military, naval or air forces, or (c) by an agent of any such government, power, authority or forces; (vi) any weapon of war employing atomic fission or radioactive force whether in time of peace or war;
(vii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such occurrence; or (viii) seizure or destruction under quarantine or customs regulations, or confiscation by order of any government or public authority.

    STEP DOWN PERCENTAGE: For any Distribution Date, the percentage indicated below:

         Distribution Date Occurring In               Step Down Percentage
         ------------------------------               --------------------

         October 1997 through September 2002                          0%
         October 2002 through September 2003                          30%
         October 2003 through September 2004                          40%
         October 2004 through September 2005                          60%
         October 2005 through September 2006                          80%
         October 2006 and thereafter                                 100%

    STRIPPED INTEREST RATE: For each Mortgage Loan, the excess, if any, of the Pass-Through Rate for such Mortgage Loan over 7.250%.

    SUBORDINATE CERTIFICATES: The Class B1-L, Class B2-L, Class B3-L, Class B4-L, Class B5-L and Class B6-L Certificates, collectively.

    SUBORDINATE LIQUIDATION AMOUNT: The excess, if any, of the aggregate of Liquidation Principal for all Mortgage Loans which became Liquidated Mortgage Loans during the Prior Period, over the Senior Liquidation Amount for such Distribution Date.

    SUBORDINATE PERCENTAGE: On any Distribution Date, the excess of 100% over the Senior Percentage for such Distribution Date.

    SUBORDINATE PREPAYMENT PERCENTAGE: On any Distribution Date, the excess of 100% over the Senior Prepayment Percentage for such Distribution Date.

    SUBORDINATE PRINCIPAL DISTRIBUTION AMOUNT: On any Distribution Date, the excess of (A) the sum of (a) the Subordinate Percentage of the Principal Payment Amount (exclusive of the portion thereof attributable to principal distributions to Component A1-4-L of the Class A1-L Certificates pursuant to clause (I)(i) of the definition of "Mortgage Trust Certificate Distribution Amount"), (b) the Subordinate Prepayment Percentage of the Principal Prepayment Amount (exclusive of the portion thereof attributable to principal distributions to Component A1-4-L of the Class A1-L Certificates pursuant to clause (I)(i) of the definition of "Mortgage Trust Certificate Distribution Amount") and (c) the Subordinate Liquidation Amount over (B) the amounts required to be distributed to the Component A1-4-L of the Class A1-L Certificates pursuant to clauses
(I)(v) and (I)(vi) of the definition of "Mortgage Trust Certificate Distribution Amount" on such Distribution Date. On any Distribution Date, the Subordinate Principal Distribution Amount shall be allocated pro rata, by Class Principal Balance, among the Classes of Subordinate Certificates and paid in the order of distribution to such Classes pursuant to clause (I) in the definition of "Mortgage Trust Certificate Distribution Amount" herein. Notwithstanding the foregoing, on any Distribution Date prior to distributions on such date, if the Subordination Level for any Class of Subordinate Certificates is less than such percentage as of the Cut-Off Date, the pro rata portion of the Subordinate Principal Distribution Amount otherwise allocable to the Class or Classes junior to such Class will be distributed to the most senior Class of the Subordinate Certificates for which the Subordination Level is less than such percentage as of the Cut-Off Date, and to the Classes of Subordinate Certificates senior thereto, pro rata according to the Class Principal Balances of such Classes. For purposes of this definition and the definition of "Subordination Level," the relative seniority, from highest to lowest, of the Classes of Subordinate Certificates shall be as follows: Class B1-L, Class B2-L, Class B3-L,
Class B4-L, Class B5-L and Class B6-L.

    SUBORDINATION LEVEL: On any specified date, with respect to any of the Class B Certificates, the percentage obtained by dividing the sum of the Class Principal Balances of the Classes of Mortgage Trust Certificates which are subordinate in right of payment to such Class (provided that no Class of Certificates shall be subordinate in right of payment to the Class B6-L Certificates) by the aggregate of the Class Principal Balances of all Classes of Mortgage Trust Certificates as of such date prior to giving effect to distributions of principal or interest or allocations of Realized Losses on the Mortgage Loans on such date.

    SUBSTITUTE MORTGAGE LOAN: As defined in Section 2.02.

    TARGETED PRINCIPAL BALANCE: The amount set forth in the table attached hereto as Exhibit P, for the applicable Distribution Date, for each of the Class A-3, Class A-11, Class A-12, Class A3-L, Class A11-L and Class A12-L Certificates and Component A-1-2 of the Class A-1 Certificates, Component A-9-2 of the Class A-9 Certificates, Component A1-2-L of the Class A1-L Certificates and Component A9-2-L of the Class A9-L Certificates, as applicable.

    TAX MATTERS PERSON: The Holder of the Class R-1 Certificate, with respect to the Mortgage Trust Fund, and Class R Certificate, with respect to the Certificate Trust Fund, in each case having an Authorized Denomination of 0.01% or any Permitted Transferee of such Class R-1 or Class R Certificateholder. If the Tax Matters Person for the Mortgage Trust Fund or the Certificate Trust Fund becomes a Disqualified Organization, the last preceding Holder of such Authorized Denomination of the Class R-1 and Class R Certificate, as applicable, that is not a Disqualified Organization shall be Tax Matters Person for such trust pursuant to Section 5.01(c). If any Person is appointed as tax matters person by the Internal Revenue Service pursuant to the Code, such Person shall be Tax Matters Person.

    TERMINATION DATE: As defined in Section 9.01(b).

    TERMINATION PAYMENT: As defined in Section 9.01(b).

    TRANSFER: As defined in Section 5.01(b).

    TRANSFEREE: As defined in Section 5.01(b).

    TRANSFEREE AFFIDAVIT AND AGREEMENT: As defined in Section 5.01(c)(i)(B).

    TRUSTEE: U.S. Bank National Association, or its successor-in-interest as provided in Section 8.09, or any successor trustee appointed as herein provided.

    UNCOLLECTED INTEREST: With respect to any Distribution Date for any Mortgage Loan on which a Payoff was made by a Mortgagor during the related Payoff Period, except for Payoffs received during the period from the first through the 14th day of the month of such Distribution Date, an amount equal to one month's interest at the applicable Pass-Through Rate on such Mortgage Loan less the amount of interest actually paid by the Mortgagor with respect to such Payoff.

    UNCOMPENSATED INTEREST SHORTFALL: For any Distribution Date, the excess, if any, of (i) the sum of (a) aggregate Uncollected Interest and (b) aggregate Curtailment Shortfall over (ii) Compensating Interest, which excess shall be allocated to each Class of Mortgage Trust Certificates pro rata according to the amount of interest accrued thereon in reduction thereof.

    UNDERWRITING STANDARDS: The underwriting standards of the Company, Old Kent Mortgage Co., HomeSide Lending, Inc., Chase Manhattan Mortgage Corporation, Headlands Mortgage Company, Commerce Security Bank, National City Mortgage and Western Financial Savings Bank.

    UNINSURED CAUSE: Any cause of damage to a Mortgaged Property, the cost of the complete restoration of which is not fully reimbursable under the hazard insurance policies required to be maintained pursuant to Section 3.07.

    U.S. PERSON: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust.

    VA: The Department of Veterans Affairs, formerly known as the Veterans Administration, or any successor thereto.

    WAC IO NOTIONAL AMOUNT: For any Distribution Date, the product of (x) the aggregate scheduled Principal Balance as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-Off Date, of the Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 7.250%.

    WITHDRAWAL DATE: Any day during the period commencing on the 18th day of the month of the related Distribution Date (or if such day is not a Business Day, the immediately preceding Business Day) and ending on the last Business Day prior to the 21st day of the month of such Distribution Date.

                                      ARTICLE II

           CONVEYANCE OF THE TRUST FUNDS; REMIC ELECTION AND DESIGNATIONS;
                          ORIGINAL ISSUANCE OF CERTIFICATES

    Section 2.01. CONVEYANCE OF THE MORTGAGE TRUST FUND; REMIC ELECTION AND DESIGNATIONS. A trust (the "Mortgage Trust") of which the Trustee is the trustee is hereby created under the laws of the State of New York for the benefit of the Holders of the Mortgage Trust Certificates and the Class R-1 Certificates. The purpose of the Mortgage Trust is to hold the Mortgage Trust Fund and provide for the issuance, execution and delivery of the Mortgage Trust Certificates and the Class R-1 Certificates. The assets of the Mortgage Trust shall consist of the Mortgage Trust Fund. The Mortgage Trust shall be irrevocable.

    The assets of the Mortgage Trust shall remain in the custody of the Trustee, on behalf of the Mortgage Trust, and shall be kept in the Mortgage Trust. Moneys to the credit of the Mortgage Trust shall be held by the Trustee and invested as provided herein. All assets received and held in the Mortgage Trust will not be subject to any right, charge, security interest, lien or claim of any kind in favor of U.S. Bank National Association in its own right, or any Person claiming through it. The Trustee, on behalf of the Mortgage Trust, shall not have the power or authority to transfer, assign, hypothecate, pledge or otherwise dispose of any of the assets of the Mortgage Trust to any Person, except as permitted herein. No creditor of a beneficiary of the Mortgage Trust, of the Trustee, or of the Company shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Mortgage Trust, except in accordance with the terms of this Agreement.

    Concurrently with the execution and delivery hereof, the Company does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Trustee, in trust for the benefit of the Holders of the Mortgage Trust Certificates and the Class R-1 Certificates, without recourse, all the Company's right, title and interest in and to the Mortgage Trust Fund, including but not limited to all scheduled payments of principal and interest due after the Cut-Off Date and received by the Company with respect to the Mortgage Loans at any time, and all Principal Prepayments received by the Company after the Cut-Off Date (such transfer and assignment by the Company to be referred to herein as the "Conveyance"). The Trustee hereby accepts the Mortgage Trust created hereby and accepts delivery of the Mortgage Trust Fund on behalf of the Mortgage Trust and acknowledges that it holds the Mortgage Loans for the benefit of the Holders of the Mortgage Trust Certificates and the Class R-1 Certificates issued pursuant to this Agreement. It is the express intent of the parties hereto that the Conveyance of the Mortgage Trust Fund to the Trustee by the Company as provided in this Section 2.01 be, and be construed as, an absolute sale of the Mortgage Trust Fund. It is, further, not the intention of the parties that such Conveyance be deemed a pledge of the Mortgage Trust Fund by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that, notwithstanding the intent of the parties, the Mortgage Trust Fund is held to be the property of the Company, or if for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Trust Fund, then

         (a)  this Agreement shall be deemed to be a security agreement;

         (b) the Conveyance provided for in this Section 2.01 shall be deemed to be a grant by the Company to the Trustee of a security interest in all of the Company's right, title, and interest, whether now owned or hereafter acquired, in and to:

              (I) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and uncertificated securities consisting of, arising from or relating to any of the property described in (x) and (y) below: (x) the Mortgage Loans including the Mortgage Notes, related Mortgages, Cooperative Stock Certificates, Cooperative Leases, and title, hazard and primary mortgage insurance policies identified on the Mortgage Loan Schedule as defined herein, including all Substitute Mortgage Loans, and all distributions with respect thereto payable on and after the Cut-Off Date; and (y) the Certificate Account, the Investment Account, the Custodial Account for P&I and the Custodial Account for Reserves, including all property therein and all income from the investment of funds therein (including any accrued discount realized on liquidation of any investment purchased at a discount);

              (II) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, uncertificated securities, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (I) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

              (III) All cash and non-cash proceeds of the collateral described in (I) and (II) above;

         (c) the possession by the Trustee of the Mortgage Notes, the Mortgages, the Security Agreements, Assignments of Proprietary Lease, Cooperative Stock Certificates, Cooperative Leases and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305, 8-313 or 8-321 thereof) as in force in the relevant jurisdiction; and

         (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

    The Company and the Trustee at the direction of the Company shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In connection herewith, the Trustee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

    In connection with the sale, transfer and assignment referred to in the first paragraph of this Section 2.01, the Company, concurrently with the execution and delivery hereof, does deliver to, and deposit with, or cause to be delivered to and deposited with, the Trustee or Custodian the Mortgage Files.

    Concurrently with the execution and delivery hereof, the Company shall cause assignments of the Mortgage Loans to the Trustee to be recorded or filed, except in states where, in the opinion of counsel admitted to practice in such state acceptable to the Company, the Trustee and the Rating Agency submitted in lieu of such recording or filing, such recording or filing is not required to protect the Trustee's interest in the Mortgage Loans against creditors of, or against sale, further assignments, satisfaction or discharge by the Lender, a Servicer, the Company or the Master Servicer, and the Company shall cause to be filed the Form UCC-3 assignment and Form UCC-1 financing statement referred to in clause (Y)(vii) and (ix), respectively, of the definition of "Mortgage File." In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements, if necessary, with regard to each financing statement and assignment relating to Cooperative Loans.

    In instances where the original recorded Mortgage or any intervening assignment thereof (recorded or in recordable form) cannot be delivered by the Company to the Trustee prior to or concurrently with the execution and delivery hereof (due to a delay on the part of the recording office), the Company may, in lieu of delivering such original documents, deliver to the Trustee a fully legible reproduction of the original Mortgage or intervening assignment provided that the related Lender or originator certifies on the face of such reproduction(s) or copy as follows: "Certified true and correct copy of original which has been transmitted for recordation." For purposes hereof, transmitted for recordation means having been mailed or otherwise delivered for recordation to the appropriate authority. In all such instances, the Company shall transmit the original recorded Mortgage and any intervening assignments with evidence of recording thereon (or a copy of such original Mortgage or intervening assignment certified by the applicable recording office)(collectively, "Recording Documents") to the Trustee within 270 days after the execution and delivery hereof. In instances where, due to a delay on the part of the recording office where any such Recording Documents have been delivered for recordation, the Recording Documents cannot be delivered to the Trustee within 270 days after execution and delivery hereof, the Company shall deliver to the Trustee within such time period a certificate (a "Company Officer's Certificate") signed by the Chairman of the Board, President, any Vice President or Treasurer of the Company stating the date by which the Company expects to receive such Recording Documents from the applicable recording office. In the event that Recording Documents have still not been received by the Company and delivered to the Trustee by the date specified in its previous Company Officer's Certificate delivered to the Trustee, the Company shall deliver to the Trustee by such date an additional Company Officer's Certificate stating a revised date by which the Company expects to receive the applicable Recording Documents. This procedure shall be repeated until the Recording Documents have been received by the Company and delivered to the Trustee.

    In instances where, due to a delay on the part of the title insurer, a copy of the title insurance policy for a particular Mortgage Loan cannot be delivered to the Trustee prior to or concurrently with the execution and delivery hereof, the Company shall provide a copy of such title insurance policy to the Trustee within 90 days after the Company's receipt of the Recording Documents necessary to issue such title insurance policy. In addition, the Company shall, subject to the limitations set forth in the preceding sentence, provide to the Trustee upon request therefor a duplicate title insurance policy for any Mortgage Loan.

    For Mortgage Loans for which the Company has received a Payoff after the Cut-Off Date and prior to the date of execution and delivery hereof, the Company, in lieu of delivering the above documents, herewith delivers to the Trustee a certification of a Servicing Officer of the nature set forth in
Section 3.10.

    The Trustee is authorized, with the Master Servicer's consent, to appoint any bank or trust company approved by and unaffiliated with each of the Company and the Master Servicer as Custodian of the documents or instruments referred to above in this Section 2.01, and to enter into a Custodial Agreement for such purpose, provided, however, that the Trustee shall be and remain liable for the acts of any such Custodian only to the extent that it is responsible for its own acts hereunder.

    The Company and the Trustee agree that the Company, as agent for the Tax Matters Person, shall, on behalf of the Mortgage Trust Fund, elect to treat the Mortgage Trust Fund as a REMIC within the meaning of Section 860D of the Code and, if necessary, under applicable state laws. Such election shall be included in the Form 1066 and any appropriate state return to be filed on behalf of the REMIC constituted by the Mortgage Trust Fund for its first taxable year.

    The Closing Date is hereby designated as the "startup day" of the REMIC constituted by the Mortgage Trust Fund within the meaning of Section 860G(a)(9) of the Code.

    The regular interests (as set forth in the table contained in the Preliminary Statement hereto) relating to the Mortgage Trust Fund are hereby designated as "regular interests" for purposes of Section 860G(a)(1) of the Code. The Class R-1 Certificates are being issued in a single Class, which is hereby designated as the sole class of "residual interest" in the Mortgage Trust Fund for purposes of Section 860G(a)(2) of the Code.

    The parties intend that the affairs of the Mortgage Trust Fund formed hereunder shall constitute, and that the affairs of the Mortgage Trust Fund shall be conducted so as to qualify the Mortgage Trust Fund as a REMIC. In furtherance of such intention, the Company covenants and agrees that it shall act as agent for the Tax Matters Person (and the Company is hereby appointed to act as agent for such Tax Matters Person) on behalf of the Mortgage Trust Fund and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, a federal tax return using a calendar year as the taxable year and using an accrual method of accounting for the Mortgage Trust Fund when and as required by the REMIC Provisions and other applicable federal income tax laws; (b) make an election, on behalf of the trust, for the Mortgage Trust Fund to be treated as a REMIC on the federal tax return of the Mortgage Trust Fund for its first taxable year, in accordance with the REMIC Provisions; (c) prepare and forward, or cause to be prepared and forwarded, to the holders of the Mortgage Trust Certificates and the Class R-1 Certificates and the Trustee, all information reports as and when required to be provided to them in accordance with the REMIC Provisions, and make available the information necessary for the application of Section 860E(e) of the Code; (d) conduct the affairs of the Mortgage Trust Fund at all times that any Mortgage Trust Certificates are outstanding so as to maintain the status of the Mortgage Trust Fund as a REMIC under the REMIC Provisions; (e) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the Mortgage Trust Fund; and (f) pay the amount of any federal prohibited transaction penalty taxes imposed on the Mortgage Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); provided, that the Company shall be entitled to be indemnified by the Mortgage Trust Fund for any such prohibited transaction penalty taxes if the Company's failure to exercise reasonable care was not the primary cause of the imposition of such prohibited transaction penalty taxes.

    The Trustee and the Master Servicer shall promptly provide the Company with such information as the Company may from time to time request for the purpose of enabling the Company to prepare tax returns.

    In the event that a Mortgage Loan is discovered to have a defect which, had such defect been discovered before the startup day, would have prevented the Mortgage Loan from being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, and the Company does not repurchase such Mortgage Loan within 90 days of such date, the Master Servicer, on behalf of the Trustee, shall within 90 days of the date such defect is discovered sell such Mortgage Loan at such price as the Master Servicer in its sole discretion, determines to be the greatest price that will result in the purchase thereof within 90 days of such date, unless the Master Servicer delivers to the Trustee an Opinion of Counsel to the effect that continuing to hold such Mortgage Loan will not adversely affect the status of the electing portion of the Mortgage Trust Fund as a REMIC for federal income tax purposes.

    In the event that any tax is imposed on "prohibited transactions" of the Mortgage Trust Fund as defined in Section 860F of the Code and not paid by the Company pursuant to clause (f) of the third preceding paragraph, such tax shall be charged against amounts otherwise distributable to the Class R-1 Certificateholders. Notwithstanding anything to the contrary contained herein, the Trustee is hereby authorized to retain from amounts otherwise distributable to the Class R-1 Certificateholders on any

Distribution Date sufficient funds to reimburse the Company in its capacity as agent for the Tax Matters Person for the payment of such tax (upon the written request of the Company, to the extent reimbursable, and to the extent that the Company has not been previously reimbursed therefor).

    Section 2.02. ACCEPTANCE BY TRUSTEE. The Trustee acknowledges receipt (or with respect to any Mortgage Loan subject to a Custodial Agreement, receipt by the Custodian thereunder) of the documents (or certified copies thereof as specified in Section 2.01) referred to in Section 2.01 above, but without having made the review required to be made within 45 days pursuant to this
Section 2.02, and declares that as of the Closing Date it holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, and the Trust Fund, as Trustee in trust, upon the trusts herein set forth, for the use and benefit of the Holders from time to time of the Mortgage Trust Certificates and Class R-1 Certificates. The Trustee agrees, for the benefit of the Holders of the Mortgage Trust Certificates and Class R-1 Certificates, to review or cause the Custodian to review each Mortgage File within 45 days after the Closing Date and deliver to the Company a certification in the form attached as Exhibit M hereto, to the effect that all documents required (in the case of instruments described in clauses (X)(vi) and (Y)(x) of the definition of "Mortgage File," known by the Trustee to be required) pursuant to the third paragraph of Section 2.01 have been executed and received, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule. In performing such review, the Trustee may rely upon the purported genuineness and due execution of any such document, and on the purported genuineness of any signature thereon. The Trustee shall not be required to make any independent examination of any documents contained in each Mortgage File beyond the review specifically required herein. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or
(ii) the collectability, insurability, effectiveness or suitability of any Mortgage Loan. If the Trustee finds any document or documents constituting a part of a Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule, the Trustee shall promptly so notify the Company. The Company hereby covenants and agrees that, if any such defect cannot be corrected or cured, the Company shall, not later than 60 days after the Trustee's notice to it respecting such defect, within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation Section 1.860G-2(f)), either (i) repurchase the related Mortgage Loan from the Trustee at the Purchase Price, or (ii) substitute for any Mortgage Loan to which such defect relates a different mortgage loan (a "Substitute Mortgage Loan") which is a "qualified replacement mortgage" (as defined in the Code) and, (iii) after such three-month or two-year period, as applicable, the Company shall repurchase the Mortgage Loan from the Trustee at the Purchase Price but only if the Mortgage Loan is in default or default is, in the judgment of the Company, reasonably imminent. If such defect would cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), then notwithstanding the previous sentence, repurchase or substitution must occur within the sooner of (i) 90 days from the date the defect was discovered or (ii) in the case of substitution, two years from the Closing Date.

    Such Substitute Mortgage Loan shall mature no later than, and not more than two years earlier than, have a principal balance and Loan-to-Value Ratio equal to or less than, and have a Pass-Through Rate on the date of substitution equal to or no more than 1% greater than the Mortgage Loan being substituted for. If the aggregate of the principal balances of the Substitute Mortgage Loans substituted for a Mortgage Loan is less than the Principal Balance of such Mortgage Loan, the Company shall pay the difference in cash to the Trustee for deposit into the Certificate Account, and such payment by the Company shall be treated in the same manner as proceeds of the repurchase by the Company of a Mortgage Loan pursuant to this Section 2.02. Furthermore, such Substitute Mortgage Loan shall otherwise have such characteristics so that the representations and warranties of the Company set forth in Section 2.03 hereof would not have been incorrect had such Substitute Mortgage Loan originally been a Mortgage Loan. A Substitute Mortgage Loan may be substituted for a defective Mortgage Loan whether or not such defective Mortgage Loan is itself a Substitute Mortgage Loan.

    The Purchase Price for each repurchased Mortgage Loan shall be deposited by the Company in the Certificate Account and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall release to the Company the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company or its designee or assignee title to any Mortgage Loan released pursuant hereto. The obligation of the Company to repurchase or substitute any Mortgage Loan as to which such a defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Mortgage Trust Certificateholders or the Class R-1 Certificateholders or the Trustee on behalf of the Mortgage Trust Certificateholders or the Class R-1 Certificateholders.

    Section 2.03. REPRESENTATIONS AND WARRANTIES OF THE COMPANY CONCERNING THE MORTGAGE LOANS. The Company hereby represents and warrants to the Trustee that:

                (i) The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished;

               (ii) As of the Closing Date, other than with respect to Cooperative Loans, each Mortgage is a valid and enforceable (subject to Section 2.03(xvi)) first lien on an unencumbered estate in fee simple or leasehold estate in the related Mortgaged Property subject only to (a) liens for current real property taxes and special assessments; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the Mortgage Loan; (c) exceptions set forth in the title insurance policy relating to such Mortgage, such exceptions being acceptable to mortgage lending institutions generally; and
    (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage;

              (iii) As of the Closing Date, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any encumbrance or lien, and immediately upon the transfer and assignment herein contemplated, the Trustee shall have good title to, and will be the sole legal owner of, each Mortgage Loan, free and clear of any encumbrance or lien (other than any lien under this Agreement);

               (iv) As of the day prior to the Cut-Off Date, all payments due on each Mortgage Loan had been made and no Mortgage Loan had been delinquent (I.E., was more than 30 days past due) more than once in the preceding 12 months and any such delinquency lasted for no more than 30 days;

                (v) As of the Closing Date, there is no late assessment for delinquent taxes outstanding against any Mortgaged Property;

               (vi) As of the Closing Date, there is no offset, defense or counterclaim to any Mortgage Note, including the obligation of the Mortgagor to pay the unpaid principal or interest on such Mortgage Note except to the extent that the Buydown Agreement for a Buydown Loan forgives certain indebtedness of a Mortgagor;

              (vii) As of the Closing Date, each Mortgaged Property is free of damage and in good repair, ordinary wear and tear excepted;

              (viii) Each Mortgage Loan at the time it was made complied with all applicable state and federal laws, including, without limitation, usury, equal credit opportunity, disclosure and recording laws;

                (ix) Each Mortgage Loan was originated by a savings association, savings bank, credit union, insurance company, or similar institution which is supervised and examined by a federal or state authority or by a mortgagee approved by the FHA and will be serviced by an institution which meets the servicer eligibility requirements established by the Company;

                 (x) As of the Closing Date, each Mortgage Loan (except the Cooperative Loans) is covered by an ALTA form or CLTA form of mortgagee title insurance policy or other form of policy of insurance which, as of the origination date of such Mortgage Loan, was acceptable to FNMA or FHLMC, and has been issued by, and is the valid and binding obligation of, a title insurer which, as of the origination date of such Mortgage Loan, was acceptable to FNMA or FHLMC and qualified to do business in the state in which the related Mortgaged Property is located. Such policy insures the originator of the Mortgage Loan, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan subject to the exceptions set forth in such policy. Such policy is in full force and effect and will be in full force and effect and inure to the benefit of the Mortgage Trust Certificateholders and Class R-1 Certificateholders upon the consummation of the transactions contemplated by this Agreement and no claims have been made under such policy, and no prior holder of the related Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such policy;

                (xi) As of the Closing Date, each Mortgage Loan which had a Loan-to-Value Ratio at the time of the origination of the Mortgage Loan in excess of 80% was covered by a Primary Insurance Policy or an FHA insurance policy or a VA guaranty, and such policy or guaranty is valid and remains in full force and effect, except for any Mortgage Loan for which the outstanding Principal Balance thereof at any time subsequent to origination was 80% or less of the then current value of the related Mortgaged Property (as determined by an appraisal obtained subsequent to origination);

               (xii) As of the Closing Date, all policies of insurance required by this Agreement or by a Selling and Servicing Contract have been validly issued and remain in full force and effect, including such policies covering the Company or any Servicer;

              (xiii) As of the Closing Date, each insurer issuing a Primary Insurance Policy holds a rating acceptable to the Rating Agency;

               (xiv) Each Mortgage was documented by appropriate FNMA/FHLMC mortgage instruments in effect at the time of origination, or other instruments approved by the Company;

                (xv) As of the Closing Date, other than with respect to a Cooperative Loan, the Mortgaged Property securing each Mortgage is improved with a one- to four-family dwelling unit, including units in a duplex, condominium project, townhouse, a planned unit development or a de minimis planned unit development;

               (xvi) As of the Closing Date, each Mortgage and Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by laws affecting the enforcement of creditors' rights generally and principles of equity;

               (xvii) As of the date of origination, as to Mortgaged Properties which are units in condominiums or planned unit developments, all of such units met FNMA or FHLMC requirements, are located in a condominium or planned unit development projects which have received FNMA or FHLMC approval, or are approvable by FNMA or FHLMC;

              (xviii)   Approximately 0.4% (by Principal Balance) of the
    Mortgage Loans are Buydown Loans;

                (xix) As of the Cut-Off Date, based solely on representations of the Mortgagors obtained at the origination of the related Mortgage Loans, approximately 94.1% (by Principal Balance) of the Mortgage Loans will be secured by owner occupied Mortgaged Properties which are the primary residences of the related Mortgagors, approximately 0.8% (by Principal Balance) of the Mortgage Loans will be secured by owner occupied Mortgaged Properties which were second or vacation homes of the Mortgagors and approximately 5.1% (by Principal Balance) of the Mortgage Loans will be secured by Mortgaged Properties which were investor properties of the related Mortgagors; and as of the Cut-Off Date, none of the Mortgage Loans will be secured by interests in Cooperative Apartments;

                 (xx) Prior to origination or refinancing, an appraisal of each Mortgaged Property was made by an appraiser on a form satisfactory to FNMA or FHLMC;

                (xxi) The Mortgage Loans have been underwritten substantially in accordance with the applicable Underwriting Standards;

               (xxii) All of the Mortgage Loans have due-on-sale clauses; by the terms of the Mortgage Notes, however, the due on sale provisions may not be exercised at the time of a transfer if prohibited by law;

              (xxiii)   The Company used no adverse selection procedures in
    selecting the Mortgage Loans from among the outstanding fixed-rate conventional mortgage loans purchased by it which were available for inclusion in the Mortgage Pool and as to which the representations and warranties in this Section 2.03 could be made;

               (xxiv) With respect to a Mortgage Loan that is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

                (xxv) Each Cooperative Loan is secured by a valid, subsisting and enforceable perfected first lien and security interest in the related Cooperative Stock securing the related Mortgage Note, subject only to (a) liens of the Cooperative for unpaid assessments representing the Mortgagor's pro rata share of the Cooperative's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject, and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement;

               (xxvi) With respect to any Mortgage Loan as to which an affidavit has been delivered to the Trustee certifying that the original Mortgage Note is a Destroyed Mortgage Note, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan or of the related Mortgage by or on behalf of the Trustee will not be materially adversely affected by the absence of the original Mortgage Note;

              (xxvii)   As of the date of origination, based upon an appraisal
    of the Mortgaged Property securing each Mortgage Loan, approximately 88.6% (by Principal Balance) of the Mortgage Loans had a Loan-to-Value Ratio less than or equal to 80%, approximately 11.4% (by Principal Balance) of the Mortgage Loans had a Loan-to-Value Ratio greater than 80% but less than or equal to 95% and no Mortgage Loan had a Loan-to-Value Ratio at origination greater than 95%;

              (xviii)   Approximately 31.9% (by Principal Balance) of the
    Mortgage Loans were originated for the purpose of refinancing existing mortgage debt, including cash-out refinancings and approximately 68.1% (by Principal Balance) of the Mortgage Loans were originated for the purpose of purchasing the Mortgaged Property;

                (xix) Not less than approximately 72.5% (by Principal Balance) of the Mortgage Loans were originated under full documentation programs;

               (xxix) Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1).

    It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian, as the case may be, and shall continue throughout the term of this Agreement. Upon discovery by any of the Company, the Master Servicer, the Trustee or the Custodian of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the related Mortgage Loans or the interests of the Certificateholders in the related Mortgage Loans, the Company, the Master Servicer, the Trustee or the Custodian, as the case may be, discovering such breach shall give prompt written notice to the others. Within 90 days of its discovery or its receipt of notice of breach, the Company shall repurchase, subject to the limitations set forth in the definition of "Purchase Price," or substitute for the affected Mortgage Loan or Mortgage Loans or any property acquired in respect thereof from the Trustee, unless it has cured such breach in all material respects. After the end of the three-month period beginning on the "start-up day," any such substitution shall be made only if the Company provides to the Trustee an Opinion of Counsel reasonably satisfactory to the Trustee that each Substitute Mortgage Loan will be a "qualified replacement mortgage" within the meaning of Section 860G(a)(4) of the Code. Such substitution shall be made in the manner and within the time limits set forth in Section 2.02. Any such repurchase by the Company shall be accomplished in the manner and at the Purchase Price, if applicable, but shall not be subject to the time limits, set forth in Section 2.02. It is understood and agreed that the obligation of the Company to provide such substitution or to make such repurchase of any affected Mortgage Loan or Mortgage Loans or any property acquired in respect thereof as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Mortgage Trust Certificateholders and Class R-1 Certificateholders or the Trustee on behalf of the Mortgage Trust Certificateholders and Class R-1 Certificateholders.

    Section 2.04. AUTHENTICATION OF THE MORTGAGE TRUST CERTIFICATES AND THE CLASS R-1 CERTIFICATES. The Trustee acknowledges the transfer and assignment to it of the property constituting the Mortgage Trust Fund, but without having made the review required to be made within 45 days pursuant to Section 2.02, and, as of the Closing Date, shall cause to be authenticated and delivered to or upon the order of the Company, in exchange for the property constituting the Mortgage Trust Fund, the Mortgage Trust Certificates and the Class R-1 Certificates in Authorized Denominations evidencing the entire beneficial ownership interest in the Mortgage Trust Fund and relating to the Mortgage Loans.

    Section 2.05.   CONVEYANCE OF THE CERTIFICATE TRUST FUND; REMIC ELECTION
AND DESIGNATIONS. A trust (the "Certificate Trust") of which the Trustee is the trustee is hereby created under the laws of the State of New York for the benefit of the Holders of the Certificate Trust Certificates and the Class R Certificates.

The purpose of the Certificate Trust is to hold the Certificate Trust Fund and provide for the issuance, execution and delivery of the Certificate Trust Certificates and the Class R Certificates. The assets of the Certificate Trust shall consist of the Certificate Trust Fund. The Certificate Trust shall be irrevocable.

    The assets of the Certificate Trust shall remain in the custody of the Trustee, on behalf of the Certificate Trust, and shall be kept in the Certificate Trust. Moneys to the credit of the Certificate Trust shall be held by the Trustee and invested as provided herein. All assets received and held in the Certificate Trust will not be subject to any right, charge, security interest, lien or claim of any kind in favor of U.S. Bank National Association in its own right, or any Person claiming through it. The Trustee, on behalf of the Certificate Trust, shall not have the power or authority to transfer, assign, hypothecate, pledge or otherwise dispose of any of the assets of the Certificate Trust to any Person, except as permitted herein. No creditor of a beneficiary of the Certificate Trust, of the Trustee, or of the Company shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Certificate Trust, except in accordance with the terms of this Agreement.

    Concurrently with the execution and delivery hereof, the Company does hereby agree to irrevocably sell, transfer, assign, set over, and otherwise convey to the Trustee in trust for the benefit of the Certificate Trust Certificateholders and the Class R Certificateholders, without recourse, all the Company's right, title and interest in and to the Certificate Trust Fund, including all interest and principal received by the Company on or with respect to the Mortgage Trust Certificates after the Cut-Off Date. The Trustee hereby accepts the Certificate Trust created hereby and accepts delivery of the Certificate Trust Fund on behalf of the Certificate Trust and acknowledges that it holds the Mortgage Trust Certificates for the benefit of the holders of the Certificate Trust Certificates and the Class R Certificates issued pursuant to this Agreement. It is the express intent of the parties hereto that the conveyance of the Certificate Trust Fund to the Trustee by the Company as provided in this Section 2.05 be, and be construed as, an absolute sale of the Certificate Trust Fund. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Certificate Trust Fund by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that, notwithstanding the intent of the parties, the Certificate Trust Fund is held to be the property of the Company, or if for any other reason this Agreement is held or deemed to create a security interest in the Certificate Trust Fund, then

    (a)  this Agreement shall be deemed to be a security agreement;

    (b) the conveyance provided for in this Section 2.05 shall be deemed to be a grant by the Company to the Trustee of a security interest in all of the Company's right, title, and interest, whether now owned or hereafter acquired, in and to:

         (I) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and uncertificated securities consisting of, arising from or relating to any of the property described below: The Mortgage Trust Certificates, including without limitation all rights represented thereby in and to (i) the Mortgage Loans including the Mortgage Notes, the related Mortgages, Cooperative Stock Certificates, Cooperative Leases, and title, hazard and primary mortgage insurance policies identified on the Mortgage Loan Schedule as defined in this Agreement, including all Substitute Mortgage Loans, and all distributions with respect thereto payable on and after the Cut-Off Date,
    (ii) the Certificate Account, the Investment Account, the Custodial Account for P&I and the Custodial Account for Reserves, including all income from the investment of funds therein (including any accrued discount realized on liquidation of any investment purchased at a discount), (iii) all property or rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (i)-(ii) above (including any accrued discount realized on liquidation of any investment purchased at a discount), and (iv) all cash and non-cash proceeds of the collateral described in (i)-(iii) above;

         (II) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, uncertificated securities and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (I) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

         (III)   All cash and non-cash proceeds of the collateral described in
    (I) and (II) above;

    (c) the possession by the Trustee of the Mortgage Trust Certificates, and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be "possession by the secured party", or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305, 8-313 or 8-321 thereof) as in force in the relevant jurisdiction; and

    (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

    The Company and the Trustee shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Certificate Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, the Trustee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

    In connection with the transfer and assignment described in the first paragraph of this Section 2.05, the Company shall, concurrently with the execution and delivery hereof, deliver to, and deposit with, the Trustee the Mortgage Trust Certificates, which shall on original issuance thereof and at all times be registered in the name of the Trustee.

    The Trustee is authorized, with the Master Servicer's consent, to appoint any bank or trust company approved by and unaffiliated with each of the Company and the Master Servicer as Custodian of the documents or instruments referred to above in this Section 2.05, and to enter into a Custodial Agreement for such purpose; provided, however, that the Trustee shall be and remain liable for actions of any such Custodian only to the extent it would otherwise be responsible for such acts hereunder.

    The Company and the Trustee agree that the Company, on behalf of the Certificate Trust Fund, shall elect to treat the Certificate Trust Fund as a REMIC within the meaning of Section 860D of the Code and, if necessary, under applicable state laws. Such election shall be included in the Form 1066 and any appropriate state return to be filed on behalf of the REMIC constituted by the Certificate Trust Fund for its first taxable year.

    The Closing Date is hereby designated as the "startup day" of the REMIC constituted by the Certificate Trust Fund within the meaning of Section 860G(a)(9) of the Code.


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

    The regular interests (as set forth in the table contained in the Preliminary Statement hereto) relating to the Certificate Trust Fund are hereby designated as "regular interests" for purposes of Section 860G(a)(1) of the Code. The Class R Certificates are being issued in a single Class, which is hereby designated as the sole class of "residual interest" in the Certificate Trust Fund for purposes of Section 860G(a)(2) of the Code.

    The parties intend that the affairs of the Certificate Trust Fund formed hereunder shall constitute, and that the affairs of the Certificate Trust Fund shall be conducted so as to qualify it as, a REMIC. In furtherance of such intention, the Company covenants and agrees that it shall act as agent for the Tax Matters Person (and the Company is hereby appointed to act as Tax Matters Person) on behalf of the Certificate Trust Fund and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, a federal tax return using a calendar year as the taxable year for the Certificate Trust Fund when and as required by the REMIC provisions and other applicable federal income tax laws; (b) make an election, on behalf of the Certificate Trust Fund, to be treated as a REMIC on the federal tax return of the Certificate Trust Fund for its first taxable year, in accordance with the REMIC provisions; (c) prepare and forward, or cause to be prepared and forwarded, to the Certificate Trust Certificateholders and the Class R Certificateholders all information reports as and when required to be provided to them in accordance with the REMIC provisions; (d) conduct the affairs of the Certificate Trust Fund at all times that any Certificate Trust Certificates are outstanding so as to maintain the status of the Certificate Trust Fund as a REMIC under the REMIC provisions;
(e) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the Certificate Trust Fund; and (f) pay the amount of any federal prohibited transaction penalty taxes imposed on the Certificate Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); provided, that the Company shall be entitled to be indemnified from the Certificate Trust Fund for any such prohibited transaction penalty taxes if the Company's failure to exercise reasonable care was not the primary cause of the imposition of such prohibited transaction penalty taxes.

    In the event that any tax is imposed on "prohibited transactions" of the Certificate Trust Fund as defined in Section 860F of the Code and not paid by the Company pursuant to clause (f) of the preceding paragraph, such tax shall be charged against amounts otherwise distributable to the Holders of the Class R Certificates. Notwithstanding anything to the contrary contained herein, the Company is hereby authorized to retain from amounts otherwise distributable to the Holders of the Class R Certificates on any Distribution Date sufficient funds to reimburse the Company for the payment of such tax (to the extent that the Company has not been previously reimbursed therefor).

    Section 2.06. ACCEPTANCE BY TRUSTEE. The Trustee acknowledges receipt of the Mortgage Trust Certificates referred to in Section 2.05 above and declares that as of the Closing Date it holds and shall hold such documents, and the Certificate Trust Fund, as Trustee in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificate Trust Certificateholders and the Class R Certificateholders.

    Section 2.07. REPRESENTATIONS AND WARRANTIES OF THE COMPANY CONCERNING THE MORTGAGE TRUST CERTIFICATES. The Company hereby represents and warrants to the Trustee that:

              (i) immediately prior to the transfer and assignment of the Mortgage Trust Certificates to the Trustee herein contemplated, the Company had good title to, and was the sole owner and holder of, each Mortgage Trust Certificate, free and clear of all liens, pledges, charges or security interests of any nature, and there had been no other sale or assignment thereof; the Company had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same; and immediately upon such transfer and assignment, the Trustee will have good title thereto and will be the sole legal owner thereof;

              (ii) as of the date of the transfer of the Mortgage Trust Certificates to the Trustee there is no valid offset, defense or counterclaim to any Mortgage Trust Certificates;

              (iii) each Mortgage Trust Certificate complies in all material respects with applicable state or federal laws, regulations and other requirements pertaining to usury; and

              (iv) as of the date of the initial issuance of the Mortgage Trust Certificates, all taxes and government assessments due and owing in connection with such issuance have been paid.

    It is understood and agreed that the representations and warranties set forth in this Section 2.07 shall survive delivery of the Mortgage Trust Certificates to the Trustee, or to a Custodian, as the case may be. Upon discovery by the Company, the Trustee or any Custodian of a breach of any of the foregoing representations and warranties (referred to herein as a "breach"), which breach materially and adversely affects the interests of the Certificate Trust Certificateholders in the related Mortgage Trust Certificate, the party discovering such breach shall give prompt written notice to the others and to the Rating Agency.

    Section 2.08. AUTHENTICATION OF CERTIFICATE TRUST CERTIFICATES AND THE CLASS R CERTIFICATES. The Trustee acknowledges the transfer and assignment to it of the property constituting the Certificate Trust Fund and, as of the Closing Date, shall cause to be authenticated and delivered to or upon the order of the Company, in exchange for the property constituting the Certificate Trust Fund, Certificate Trust Certificates and the Class R Certificates in Authorized Denominations evidencing the entire ownership of the Certificate Trust Fund.


                                     ARTICLE III

                    ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

    Section 3.01. THE COMPANY TO ACT AS MASTER SERVICER. The Company shall act as Master Servicer to service and administer the Mortgage Loans on behalf of the Trustee and for the benefit of the Certificateholders in accordance with the terms hereof and in the same manner in which, and with the same care, skill, prudence and diligence with which, it services and administers similar mortgage loans for other portfolios, and shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable, including, without limitation, the power and authority to bring actions and defend the Mortgage Trust Fund or the Certificate Trust Fund, as applicable, on behalf of the Trustee in order to enforce the terms of the Mortgage Notes. The Master Servicer may perform its master servicing responsibilities through agents or independent contractors, but shall not thereby be released from any of its responsibilities hereunder and the Master Servicer shall diligently pursue all of its rights against such agents or independent contractors.

    The Master Servicer shall make reasonable efforts to collect or cause to be collected all payments called for under the terms and provisions of the Mortgage Loans and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any Primary Insurance Policy, any FHA insurance policy or VA guaranty, any hazard insurance policy, and federal flood insurance, cause to be followed such collection procedures as are followed with respect to mortgage loans comparable to the Mortgage Loans and held in portfolios of responsible mortgage lenders in the local areas where each Mortgaged Property is located. The Master Servicer shall enforce "due-on-sale" clauses with respect to the Mortgage Loans, to the extent permitted by law, subject to the provisions set forth in Section 3.08.

    Consistent with the foregoing, the Master Servicer may in its discretion
(i) waive or cause to be waived any assumption fee or late payment charge in connection with the prepayment of any Mortgage Loan and (ii) only upon determining that the coverage of any applicable insurance policy or guaranty related to a Mortgage Loan will not be materially adversely affected, arrange a schedule, running for no more than 180 days after the first delinquent Due Date, for payment of any delinquent installment on any Mortgage Note or for the liquidation of delinquent items. The Master Servicer shall have the right, but not the obligation, to repurchase any delinquent Mortgage Loan 90 days after the first delinquent Due Date for an amount equal to its Purchase Price; PROVIDED, HOWEVER, that the aggregate Purchase Price of Mortgage Loans so repurchased shall not exceed one-half of one percent (0.50%) of the aggregate Principal Balance of all Mortgage Loans as of the Cut-Off Date.

    The Master Servicer is hereby authorized and empowered by the Trustee to execute and deliver or cause to be executed and delivered on behalf of the Mortgage Trust Certificateholders, the Class R-1 Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release, discharge or modification, assignments of Mortgages and endorsements of Mortgage Notes in connection with refinancings (in jurisdictions where such assignments are the customary and usual standard of practice of mortgage lenders) and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Trustee shall furnish the Master Servicer, at the Master Servicer's direction, with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to carry out its supervisory, servicing and administrative duties under this Agreement.

    The Master Servicer and each Servicer shall obtain (to the extent generally commercially available from time to time) and maintain fidelity bond and errors and omissions coverage acceptable to FNMA or FHLMC with respect to their obligations under this Agreement and the applicable Selling and Servicing Contract, respectively. The Master Servicer or each Servicer, as applicable, shall establish escrow accounts for, or pay when due (by means of an advance), any tax liens in connection with the Mortgaged Properties that are not paid by the Mortgagors when due to the extent that any such payment would not constitute a Nonrecoverable Advance when made. Notwithstanding the foregoing, the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code (including any proposed, temporary or final regulations promulgated thereunder) (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment or in a default situation) and cause either REMIC to fail to qualify as such under the Code. The Master Servicer shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that the Trust Fund would not fail to continue to qualify as a REMIC under the Code as a result thereof and that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on either REMIC as a result thereof.

    Section 3.02. CUSTODIAL ACCOUNTS. The Master Servicer shall cause to be established and maintained Custodial Accounts for P&I, Buydown Fund Accounts (if any) and special Custodial Account for Reserves and shall deposit or cause to be deposited therein daily the amounts related to the Mortgage Loans required by the Selling and Servicing Contracts to be so deposited. Proceeds received with respect to individual Mortgage Loans from any title, hazard, or FHA insurance policy, VA guaranty, Primary Insurance Policy, or other


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

insurance policy covering such Mortgage Loans shall be deposited first in the Custodial Account for Reserves if required for the restoration or repair of the related Mortgaged Property. Proceeds from such insurance policies not so deposited in the Custodial Account for Reserves shall be deposited in the Custodial Account for P&I, and shall be applied to the balances of the related Mortgage Loans as payments of interest and principal.

          The Master Servicer is hereby authorized to make withdrawals from and to draft the Custodial Account for P&I and the Custodial Account for Reserves for the purposes required or permitted by this Agreement. The Custodial Account for P&I and the Custodial Account for Reserves shall each bear a designation clearly showing the respective interests of the applicable Servicer, as trustee, and of the Master Servicer, in substantially one of the following forms:

        (a) With respect to the Custodial Account for P&I: (i) [Servicer's Name], as agent, trustee and/or bailee of principal and interest custodial account for PNC Mortgage Securities Corp., its successors and assigns, for various owners of interests in PNC Mortgage Securities Corp. mortgage-backed pools or (ii) [Servicer's Name] in trust for PNC Mortgage Securities Corp.;

        (b) With respect to the Custodial Account for Reserves: (i) [Servicer's Name], as agent, trustee and/or bailee of taxes and insurance custodial account for PNC Mortgage Securities Corp., its successors and assigns for various mortgagors and/or various owners of interests in PNC Mortgage Securities Corp. mortgage-backed pools or (ii) [Servicer's Name] in trust for PNC Mortgage Securities Corp. and various Mortgagors.

          The Master Servicer hereby undertakes to assure remittance to the Mortgage Trust Certificateholders and Class R-1 Certificateholders of all amounts relating to Mortgage Loans that have been collected by any Servicer and are due to the Mortgage Trust Certificateholders and Class R-1
Certificateholders pursuant to Section 4.01 of this Agreement.

          Section 3.03.   THE INVESTMENT ACCOUNT; ELIGIBLE INVESTMENTS.

      (a) Not later than the Withdrawal Date, the Master Servicer shall withdraw or direct the withdrawal of funds in the Custodial Accounts for P&I, for deposit in the Certificate Account or Investment Account at the Master Servicer's option, in an amount representing:

               (i) Scheduled installments of principal and interest on the Mortgage Loans received or advanced by the applicable Servicer which were due on the Due Date prior to such Withdrawal Date, net of Servicing Fees due the applicable Servicer and less any amounts to be withdrawn later by the applicable Servicer from the applicable Buydown Fund Accounts;

               (ii) Payoffs and the proceeds of other types of liquidations of Mortgage Loans received by the applicable Servicer for such Mortgage Loans during the applicable period, with interest to the date of Payoff or liquidation less any amounts to be withdrawn later by the applicable Servicer from the applicable Buydown Fund Accounts; and

               (iii) Curtailments received by the applicable Servicer in the Prior Period.

       In addition, the Master Servicer may, at its option, withdraw or direct the withdrawal, for deposit in the Investment Account, of any funds in the Certificate Account to be distributed on the related Distribution Date.

       At its option, the Master Servicer may invest funds withdrawn from the Custodial Accounts for P&I, as well as any Buydown Funds, Insurance Proceeds and Liquidation Proceeds previously received by the Master Servicer (including amounts paid by the Company in respect of any Purchase Obligation or its substitution obligations set forth in Section 2.02 or Section 2.03 or in connection with the exercise of the option to terminate this Agreement pursuant to Section 9.01) for its own account and at its own risk, during any period prior to their deposit in the Certificate Account. Such funds, as well as any funds which were withdrawn from the Custodial Accounts for P&I on or before the Withdrawal Date, but not yet deposited into the Certificate Account, shall immediately be deposited by the Master Servicer with the Investment Depository in an Investment Account in the name of the Master Servicer and the Trustee for investment only as set forth in this Section 3.03. The Master Servicer shall bear any and all losses incurred on any investments made with such funds and shall be entitled to retain all gains realized on such investments as additional servicing compensation. Not later than the Business Day prior to the Distribution Date, the Master Servicer shall deposit such funds, net of any gains (except Payoff Earnings) earned thereon, in the Certificate Account.

        (b)       Funds held in the Investment Account shall be invested in
(i) one or more Eligible Investments which shall in no event mature later than the Business Day prior to the related Distribution Date (except if such Eligible Investments are obligations of the Trustee, such Eligible Investments may mature on the Distribution Date), or (ii) such other instruments as shall be required to maintain the Ratings.

          Section 3.04.   THE CERTIFICATE ACCOUNT.

        (a) Not later than the Business Day prior to the related Distribution Date, the Master Servicer shall direct the Investment Depository to deposit the amounts previously deposited into the Investment Account (which may include a deposit of Eligible Investments) to which the Mortgage Trust Certificateholders and Class R-1 Certificateholders are entitled into the Certificate Account. In addition, not later than the Business Day prior to the Distribution Date, the Master Servicer shall deposit into the Certificate Account any Monthly P&I Advances or other payments required to be made by the Master Servicer pursuant to Section 4.03 of this Agreement and any Insurance Proceeds or Liquidation Proceeds (including amounts paid by the Company in respect of any Purchase Obligation or in connection with the exercise of its option to terminate this Agreement pursuant to Section 9.01) not previously deposited in the Custodial Accounts for P&I or the Investment Account.

        (b) Funds held in the Certificate Account shall be invested at the direction of the Master Servicer in (i) one or more Eligible Investments which shall in no event mature later than the Business Day prior to the related Distribution Date (except if such Eligible Investments are obligations of the Trustee, such Eligible Investments may mature on the Distribution Date), or (ii) such other instruments as shall be required to maintain the Ratings.

          Section 3.05. PERMITTED WITHDRAWALS FROM THE CERTIFICATE ACCOUNT AND CUSTODIAL ACCOUNTS FOR P&I AND OF BUYDOWN FUNDS FROM THE BUYDOWN FUND ACCOUNTS.

        (a) The Master Servicer is authorized to make withdrawals, from time to time, from the Certificate Account or the Custodial Account for P&I, as applicable, of amounts deposited therein in respect of the Certificates, as follows:

               (i) To reimburse itself or the applicable Servicer for Monthly P&I Advances made pursuant to Section 4.03 or a Selling and Servicing Contract, the Master Servicer's right to reimburse itself or such Servicer pursuant to this paragraph (i) being limited to amounts received on particular Mortgage Loans (including, for this purpose, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of principal and/or interest respecting which any such Monthly P&I Advance was made;

              (ii) To reimburse itself or the applicable Servicer for amounts expended by or for the account of the Master Servicer pursuant to Section 3.09 or amounts expended by such Servicer pursuant to the Selling and Servicing Contracts in connection with the restoration of property damaged by an Uninsured Cause or in connection with the liquidation of a Mortgage Loan;

             (iii) To pay to itself the Master Servicing Fee (net of Compensating Interest reduced by Payoff Earnings and Payoff Interest) as to which no prior withdrawals from funds deposited by the Master Servicer have been made;

              (iv) To reimburse itself or the applicable Servicer for advances which the Master Servicer has determined to be Nonrecoverable Advances;

               (v) To pay to itself reinvestment earnings deposited or earned in the Certificate Account (net of reinvestment losses) to which it is entitled and to reimburse itself for expenses incurred by and reimbursable to it pursuant to Section 6.03;

              (vi) To deposit amounts in the Investment Account representing amounts in the Certificate Account not required to be on deposit therein at the time of such withdrawal; and

       after making or providing for the above withdrawals

             (vii) To clear and terminate the Certificate Account pursuant to Section 9.01.

       Since, in connection with withdrawals pursuant to paragraphs (i) and
(ii), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer or the applicable Servicer shall keep and maintain separate accounting for each Mortgage Loan, for the purpose of justifying any such withdrawals.

        (b) The Master Servicer (or the applicable Servicer, if such Servicer holds and maintains a Buydown Fund Account) is authorized to make withdrawals, from time to time, from the Buydown Fund Account or Custodial Account for P&I of the following amounts of Buydown Funds:

               (i) to deposit each month in the Investment Account the amount necessary to supplement payments received on Buydown Loans;

              (ii) in the event of a Payoff of any Mortgage Loan having a related Buydown Fund, to apply amounts remaining in Buydown Fund Accounts to reduce the required amount of such principal Payoff (or, if the Mortgagor has made a Payoff, to refund such remaining Buydown Fund amounts to the Person entitled thereto);

             (iii) in the event of foreclosure or liquidation of any Mortgage Loan having a Buydown Fund, to deposit remaining Buydown Fund amounts in the Investment Account as Liquidation Proceeds; and

              (iv) to clear and terminate the portion of any account representing Buydown Funds pursuant to Section 9.01.

        (c) The Trustee is authorized to make withdrawals from time to time from the Certificate Account to reimburse itself for advances it has made pursuant to Section 7.01(a) hereof that it has determined to be Nonrecoverable Advances.

          Section 3.06. MAINTENANCE OF PRIMARY INSURANCE POLICIES; COLLECTIONS THEREUNDER. The Master Servicer and the applicable Servicer shall use their best reasonable efforts to keep in full force and effect each Primary Insurance Policy required with respect to a Mortgage Loan, in the manner set forth in the applicable Selling and Servicing Contract, until no longer required. Notwithstanding the foregoing, the Master Servicer shall have no obligation to maintain such Primary Insurance Policy for a Mortgage Loan for which the outstanding Principal Balance thereof at any time subsequent to origination was 80% or less of the value of the related Mortgaged Property (as determined by the appraisal obtained at the time of origination).

       Unless required by applicable law, neither the Master Servicer nor any Servicer shall cancel or refuse to renew any such Primary Insurance Policy in effect at the date of the initial issuance of the Certificates that is required to be kept in force hereunder; provided, however, that neither the Master Servicer nor any Servicer shall advance funds for the payment of any premium due under any Primary Insurance Policy if it shall determine that such an advance would be a Nonrecoverable Advance.

          Section 3.07. MAINTENANCE OF HAZARD INSURANCE. The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative
Loan) fire insurance with extended coverage in an amount which is not less than the original principal balance of such Mortgage Loan, except in cases approved by the Master Servicer in which such amount exceeds the value of the improvements to the Mortgaged Property. The Master Servicer shall also require fire insurance with extended coverage in a comparable amount on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan). Any amounts collected under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property) shall be deposited into the Custodial Account for P&I, subject to withdrawal pursuant to the applicable Selling and Servicing Contract and pursuant to Section 3.03 and Section 3.05. Any unreimbursed costs incurred in maintaining any insurance described in this Section 3.07 shall be recoverable as an advance by the Master Servicer from the Certificate Account. Such insurance shall be with insurers approved by the Master Servicer and FNMA or FHLMC. Other additional insurance may be required of a Mortgagor, in addition to that required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Where any part of any improvement to the Mortgaged Property (other than a Mortgaged Property secured by a Cooperative Loan) is located in a federally designated special flood hazard area and in a community which participates in the National Flood Insurance Program at the time of origination of the related Mortgage Loan, the Master Servicer shall cause flood insurance to be provided. The hazard insurance coverage required by this Section 3.07 may be met with blanket policies providing protection equivalent to individual policies otherwise required. The Master Servicer or the applicable Servicer shall be responsible for paying any deductible amount on any such blanket policy. The Master Servicer agrees to present, or cause to be presented, on behalf of and for the benefit of the Trustee and Certificateholders, claims under the hazard insurance policy respecting any Mortgage Loan, and in this regard to take such reasonable actions as shall be necessary to permit recovery under such policy.

          Section 3.08. ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS. When any Mortgaged Property is about to be conveyed by the Mortgagor, the Master Servicer shall, to the extent it has knowledge of such prospective conveyance and prior to the time of the consummation of such conveyance, exercise on behalf of the Trustee the Trustee's rights to accelerate the maturity of such Mortgage Loan, to the extent that such acceleration is permitted by the terms of the related Mortgage Note, under any "due-on-sale" clause applicable thereto; provided, however, that the Master Servicer shall not exercise any such right if the due-on-sale clause, in the reasonable belief of the Master Servicer, is not enforceable under applicable law or if such exercise would result in non-coverage of any resulting loss that would otherwise be covered under any insurance policy. In the event the Master Servicer is prohibited from exercising such right, the Master Servicer is authorized to take or enter into an assumption and modification agreement from or with the Person to whom a Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law or unless the Mortgage Note contains a provision allowing a qualified borrower to assume the Mortgage Note, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Master Servicer enters such agreement) by any related Primary Insurance Policy. The Master Servicer is also authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. The Master Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original copy of such substitution or assumption agreement and other documents and instruments constituting a part thereof. In connection with any such assumption or substitution agreement, the terms of the related Mortgage Note shall not be changed. Any fee collected by the applicable Servicer for entering into an assumption or substitution of liability agreement shall be retained by such Servicer as additional servicing compensation.

       Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Master Servicer may be restricted by law from preventing, for any reason whatsoever.

          Section 3.09. REALIZATION UPON DEFAULTED MORTGAGE LOANS. The Master Servicer shall foreclose upon or otherwise comparably convert, or cause to be foreclosed upon or comparably converted, the ownership of any Mortgaged Property securing a Mortgage Loan which comes into and continues in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.01. In lieu of such foreclosure or other conversion, and taking into consideration the desirability of maximizing net Liquidation Proceeds after taking into account the effect of Insurance Proceeds upon Liquidation Proceeds, the Master Servicer may, to the extent consistent with prudent mortgage loan servicing practices, accept a payment of less than the outstanding Principal Balance of a delinquent Mortgage Loan in full satisfaction of the indebtedness evidenced by the related Mortgage Note and release the lien of the related Mortgage upon receipt of such payment. The Master Servicer shall not foreclose upon or otherwise comparably convert a Mortgaged Property if there is evidence of toxic waste, other hazardous substances or other evidence of environmental contamination thereon and the Master Servicer determines that it would be imprudent to do so. In connection with such foreclosure or other conversion, the Master Servicer shall cause to be followed such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in general mortgage servicing activities. The foregoing is subject to the provision that, in the case of damage to a Mortgaged Property from an Uninsured Cause, the Master Servicer shall not be required to advance its own funds towards the restoration of the property unless it shall be determined in the sole judgment of the Master Servicer, (i) that such restoration will increase the proceeds of liquidation of the Mortgage Loan to Certificateholders after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable to it through Liquidation Proceeds. The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof (as well as its normal servicing compensation) as an advance. The Master Servicer shall maintain information required for tax reporting purposes regarding any Mortgaged Property which is abandoned or which has been foreclosed or otherwise comparably converted. The Master Servicer shall report such information to the Internal Revenue Service and the Mortgagor in the manner required by applicable law.

       The Master Servicer may enter into a special servicing agreement with an unaffiliated holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates and/or other subordinated mortgage pass-through certificates, subject to each Rating


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

Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into of such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Master Servicer to instruct a Servicer to the extent provided in the applicable Selling and Servicing Contract to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures.

       The Mortgage Trust Fund shall not acquire any real property (or personal property incident to such real property) except in connection with a default or imminent default of a Mortgage Loan. In the event that the Mortgage Trust Fund acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by the Master Servicer within two years after its acquisition by the Master Servicer for the Mortgage Trust Fund, unless the Master Servicer provides to the Trustee an Opinion of Counsel to the effect that the holding by the Mortgage Trust Fund of such Mortgaged Property subsequent to two years after its acquisition will not result in the imposition of taxes on "prohibited transactions" of the Mortgage Trust Fund as defined in
Section 860F of the Code or cause the Mortgage Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding. The Master Servicer shall manage, conserve, protect and operate each such property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) or result in the receipt by the REMIC of any "income from non-permitted assets" within the meaning of
Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such property in the same manner and to such extent as is customary in the locality where such property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Master Servicer and the Certificateholders for the period prior to the sale of such property. Additionally, the Master Servicer shall perform the tax withholding and shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

       Notwithstanding any other provision of this Agreement, the Master Servicer shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest or original issue discount that the Master Servicer reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for any such withholding. Without limiting the foregoing, the Master Servicer agrees that it will not withhold with respect to payments of interest or original issue discount in the case of a Certificateholder that has furnished or caused to be furnished an effective Form W-8 or an acceptable substitute form or a successor form and who is not a "10 percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a "controlled foreign corporation" described in Code Section 881(c)(3)(C) with respect to either REMIC, the Mortgage Trust Fund, the Certificate Trust Fund or the depositor. In the event the Trustee withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholder.


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

          Section 3.10. TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES. Upon the Payoff or scheduled maturity of any Mortgage Loan, the Master Servicer shall cause such final payment to be immediately deposited in the related Custodial Account for P&I or the Investment Account. Upon notice thereof, the Master Servicer shall promptly notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in either such account have been so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall, not later than the fifth succeeding Business Day, release the related Mortgage File to the Master Servicer or the applicable Servicer indicated in such request. With any such Payoff or other final payment, the Master Servicer is authorized to prepare for and procure from the trustee or mortgagee under the Mortgage which secured the Mortgage Note a deed of full reconveyance or other form of satisfaction or assignment of Mortgage and endorsement of Mortgage Note in connection with a refinancing covering the Mortgaged Property, which satisfaction, endorsed Mortgage Note or assigning document shall be delivered by the Master Servicer to the person or persons entitled thereto. No expenses incurred in connection with such satisfaction or assignment shall be payable to the Master Servicer by the Trustee or from the Certificate Account, the Investment Account or the related Custodial Account for P&I. From time to time as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy, the Trustee shall, upon request of the Master Servicer and delivery to it of a trust receipt signed by a Servicing Officer, release not later than the fifth Business Day following the date of receipt of such request the related Mortgage File to the Master Servicer or the related Servicer as indicated by the Master Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such trust receipt shall obligate the Master Servicer to return the Mortgage File to the Trustee when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that herein above specified, the trust receipt shall be released by the Trustee to the Master Servicer.

          Section 3.11. COMPENSATION TO THE MASTER SERVICER AND THE SERVICERS. As compensation for its activities hereunder, the Master Servicer shall be entitled to withdraw from the Certificate Account the amounts provided for by Section 3.05(a)(iii). The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including the Trustee's fees and shall not be entitled to reimbursement therefor, except as specifically provided herein.

       As compensation for its activities under the applicable Selling and Servicing Contract, the applicable Servicer shall be entitled to withhold or withdraw from the Custodial Account for P&I the amounts provided for in such Selling and Servicing Contract. Each Servicer is required to pay all expenses incurred by it in connection with its servicing activities under its Selling and Servicing Contract (including payment of premiums for Primary Insurance Policies, if required) and shall not be entitled to reimbursement therefor except as specifically provided in such Selling and Servicing Contract and not inconsistent with this Agreement.

          Section 3.12. REPORTS TO THE TRUSTEE; CERTIFICATE ACCOUNT STATEMENT. Not later than 15 days after each Distribution Date, the Master Servicer shall forward to the Trustee a statement, certified by a Servicing Officer, setting forth the status of the Certificate Account as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Certificate Account for each category of deposit specified in Section 3.04 and each category of withdrawal specified in Section 3.05, and stating that all distributions required by this Agreement have been made (or if any required distribution has not been made, specifying the nature and amount thereof). Such statement shall be provided to any Certificateholder upon request or by the Trustee to any Certificateholder at the expense of the Master Servicer and shall also, to the extent available, include information regarding delinquencies on the Mortgage Loans, indicating the number and aggregate Principal Balance of Mortgage Loans which are one, two, three or more months delinquent, the number and aggregate Principal Balance of Mortgage Loans with respect to which foreclosure proceedings have been initiated and the book value of any Mortgaged Property


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

acquired by the Mortgage Trust Fund through foreclosure, deed in lieu of foreclosure or other exercise of the Mortgage Trust Fund's security interest in the Mortgaged Property.

          Section 3.13. ANNUAL STATEMENT AS TO COMPLIANCE. The Master Servicer shall deliver to the Trustee, on or before April 30 of each year, beginning with the first April 30 succeeding the Cut-Off Date by at least six months, an Officer's Certificate stating as to the signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and performance under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of such statement shall be provided by the Master Servicer to Certificateholders upon request or by the Trustee (solely to the extent that such copies are available to the Trustee) at the expense of the Master Servicer, should the Master Servicer fail to so provide such copies.

          Section 3.14. ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE MORTGAGE LOANS. In the event that the Certificates are legal for investment by federally-insured savings associations, the Master Servicer shall provide to the OTS, the FDIC and the supervisory agents and examiners of the OTS and the FDIC access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS or the FDIC, as applicable, and shall in any event provide such access to the documentation regarding the Mortgage Loans to the Trustee and its representatives, such access being afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Master Servicer designated by it.

          Section 3.15. ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT. On or before April 30 of each year, beginning with the first April 30 succeeding the Cut-Off Date by at least six months, the Master Servicer, at its expense, shall cause a firm of independent public accountants to furnish a statement to the Trustee to the effect that, in connection with the firm's examination of the Master Servicer's financial statements as of the previous December 31, nothing came to their attention that indicated that the Master Servicer was not in compliance with Section 3.02, Section 3.03, Section 3.04,
Section 3.05, Section 3.11, Section 3.12 and Section 3.13 of this Agreement, except for (i) such exceptions as such firm believes to be immaterial, and (ii) such other exceptions as are set forth in such statement.

          Section 3.16.   [RESERVED.]

          Section 3.17.   [RESERVED.]

          Section 3.18.   [RESERVED.]

          Section 3.19.   [RESERVED.]

          Section 3.20.   [RESERVED.]

          Section 3.21. ASSUMPTION OR TERMINATION OF SELLING AND SERVICING CONTRACTS BY TRUSTEE. In the event the Company or any successor Master Servicer shall for any reason no longer be the Master Servicer (including by reason of an Event of Default), the Trustee as trustee hereunder or its designee shall thereupon assume all of the rights and obligations of the Master Servicer under the Selling and Servicing Contracts with respect to the Mortgage Loans in the Mortgage Pool unless the Trustee elects to terminate the Selling and Servicing Contracts with respect to the Mortgage Loans in the Mortgage Pool in accordance with the terms thereof. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein with respect to the Mortgage Loans and to have replaced the Master


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

Servicer as a party to the Selling and Servicing Contracts to the same extent as if the rights and duties under the Selling and Servicing Contracts relating to the Mortgage Loans had been assigned to the assuming party, except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Selling and Servicing Contracts with respect to the Master Servicer's duties to be performed prior to its termination hereunder.

       The Master Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to the Selling and Servicing Contracts and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the rights and duties under the Selling and Servicing Contracts relating to the Mortgage Loans to the assuming party.

                                  ARTICLE IV

               PAYMENTS TO CERTIFICATEHOLDERS; PAYMENT OF EXPENSES

          Section 4.01.   DISTRIBUTIONS TO CERTIFICATEHOLDERS.

          (a) On each Distribution Date, the Trustee (or any duly appointed Paying Agent) (i) shall be deemed to have distributed from the Certificate Account the Mortgage Trust Certificate Distribution Amount to the Mortgage Trust Certificateholders and to have deposited such amount for their benefit into the Certificate Account and (ii) from the Certificate Account shall distribute to the Class R-1 Certificateholders the sum of (a) Excess Liquidation Proceeds and (b) the amounts to be distributed to the Class R-1 Certificateholders pursuant to the definition of "Mortgage Trust Certificate Distribution Amount" herein for such Distribution Date, all in accordance with written statements received from the Master Servicer pursuant to Section 4.03(b), by wire transfer in immediately available funds for the account of each Certificateholder, or by any other means of payment acceptable to each Mortgage Trust Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 9.01 respecting the final distribution), as specified by each such Certificateholder and at the address of such Holder appearing in the Certificate Register. Notwithstanding any other provision of this Agreement, no actual distributions pursuant to clause (i) of this Section 4.01(a) shall be made on account of the deemed distributions described in this paragraph except in the event of a liquidation of the Certificate Trust Fund and not the Mortgage Trust Fund.

          (b) All reductions in the Certificate Principal Balance of a Mortgage Trust Certificate effected by distributions of principal or allocations of Realized Losses with respect to Mortgage Loans made on any Distribution Date shall be binding upon all Holders of such Mortgage Trust Certificate and of any Mortgage Trust Certificate issued upon the registration of transfer or exchange therefor or in lieu thereof, whether or not such distribution is noted on such Mortgage Trust Certificate. The final distribution of principal of each Mortgage Trust Certificate (and the final distribution with respect to the Class R-1 Certificates upon termination of the Mortgage Trust Fund) shall be payable in the manner provided above only upon presentation and surrender thereof on or after the Distribution Date therefor at the office or agency of the Certificate Registrar specified in the notice delivered pursuant to Section 4.01(c)(ii) or Section 9.01(b).

          (c) Whenever, on the basis of Curtailments, Payoffs and Monthly Payments on the Mortgage Loans and Insurance Proceeds and Liquidation Proceeds received and expected to be received during the Prior Period, the Master Servicer has notified the Trustee that it believes that the entire remaining unpaid Class Principal Balance of any Class of Mortgage Trust Certificates will become distributable on the next Distribution Date, the Trustee shall, no later than the 18th day of the month of such Distribution Date, mail


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

or cause to be mailed to each Person in whose name a Mortgage Trust Certificate to be so retired is registered at the close of business on the Record Date and to the Rating Agency a notice to the effect that:

               (i) each such Mortgage Trust Certificate is to be so retired;

              (ii) it is expected that funds sufficient to make such final distribution will be available in the Certificate Account on such Distribution Date, and

             (ii) if such funds are available, (A) such final distribution will be payable on such Distribution Date, but only upon presentation and surrender of such Mortgage Trust Certificate at the office or agency of the Certificate Registrar maintained for such purpose (the address of which shall be set forth in such notice), and (B) no interest shall accrue on such Mortgage Certificate after such Distribution Date.

          Section 4.02. STATEMENTS TO MORTGAGE TRUST CERTIFICATEHOLDERS. With each distribution from the Certificate Account on a Distribution Date, the Master Servicer shall prepare and forward to the Trustee (and to the Company if the Company is no longer acting as Master Servicer), and the Trustee shall forward to each Mortgage Trust Certificateholder, a statement setting forth, to the extent applicable: the amount of the distribution payable to the applicable Class that represents principal and the amount that represents interest, and the applicable Class Principal Balance after giving effect to such distribution.

       Upon request by any Certificateholder or the Trustee, the Master Servicer shall forward to such Certificateholder, the Trustee and the Company (if the Company is no longer acting as Master Servicer) an additional report which sets forth with respect to the Mortgage Loans:

        (a) The number and aggregate Principal Balance of the Mortgage Loans delinquent one, two and three months or more;

        (b) The (i) number and aggregate Principal Balance of Mortgage Loans with respect to which foreclosure proceedings have been initiated, and (ii) the number and aggregate book value of Mortgaged Properties acquired through foreclosure, deed in lieu of foreclosure or other exercise of rights respecting the Trustee's security interest in the Mortgage Loans;

        (c) The amount of Special Hazard Coverage available to the Senior Certificates remaining as of the close of business on the applicable Determination Date;

        (d) The amount of Bankruptcy Coverage available to the Senior Certificates remaining as of the close of business on the applicable Determination Date;

        (e) The amount of Fraud Coverage available to the Senior Certificates remaining as of the close of business on the applicable Determination Date; and

        (f) The amount of Realized Losses allocable to the Mortgage Trust Certificates on the related Distribution Date and the cumulative amount of Realized Losses allocated to such Mortgage Trust Certificates since the Cut-Off Date.

       Upon request by any Mortgage Trust Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and


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

appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A of the Securities Act.

          Section 4.03. ADVANCES BY THE MASTER SERVICER; DISTRIBUTION REPORTS TO THE TRUSTEE.

       (a) To the extent described below, the Master Servicer is obligated to advance its own funds to the Certificate Account to cover any shortfall between (i) payments scheduled to be received in respect of the Mortgage Loans, and (ii) the amounts actually deposited in the Certificate Account on account of such payments. The Master Servicer's obligation to make any advance or advances described in this Section 4.03 is effective only to the extent that such advance is, in the good faith judgment of the Master Servicer made on or before the Business Day immediately following the Withdrawal Date, reimbursable from Insurance Proceeds or Liquidation Proceeds of the related Mortgage Loans or recoverable as late Monthly Payments with respect to the related Mortgage Loans or otherwise.

       Prior to the close of business on the Business Day immediately following each Withdrawal Date, the Master Servicer shall determine whether or not it will make a Monthly P&I Advance on the next succeeding Distribution Date (in the event that the applicable Servicer fails to make such advances) and shall furnish a statement to the Trustee, the Paying Agent, if any, and to any Certificateholder requesting the same, setting forth the aggregate amount to be distributed on the next succeeding Distribution Date on account of principal and interest, stated separately. In the event that full scheduled amounts of principal and interest shall not have been received by or on behalf of the Master Servicer prior to such Determination Date and the Master Servicer shall have determined that a Monthly P&I Advance shall be made in accordance with this Section 4.03, the Master Servicer shall so specify and shall specify the aggregate amount of such advance.

       In the event that the Master Servicer shall be required to make a Monthly P&I Advance, it shall on the Business Day prior to the related Distribution Date either (i) deposit in the Certificate Account an amount equal to such Monthly P&I Advance, (ii) make an appropriate entry in the records of the Certificate Account that funds in such account being held for future distribution or withdrawal have been, as permitted by this Section 4.03, used by the Master Servicer to make such Monthly P&I Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Monthly P&I Advance. Any funds being held for future distribution to Certificateholders and so used shall be replaced by the Master Servicer by deposit in the Certificate Account on the Business Day immediately preceding any future Distribution Date to the extent that funds in the Certificate
Account on such Distribution Date shall be less than payments to Certificateholders required to be made on such date. Under each Selling and Servicing Contract, the Master Servicer is entitled to receive from the Custodial Accounts for P&I amounts received by the applicable Servicer on particular Mortgage Loans as late payments of principal and interest or as Liquidation or Insurance Proceeds and respecting which the Master Servicer has made an unreimbursed advance of principal and interest. The Master Servicer is also entitled to receive other amounts from the Custodial Accounts for P&I to reimburse itself for prior Nonrecoverable Advances respecting Mortgage Loans serviced by the applicable Servicer. The Master Servicer shall deposit these amounts in the Certificate Account prior to withdrawal pursuant to Section 3.05.

       In accordance with Section 3.05, Monthly P&I Advances are reimbursable to the Master Servicer from cash in the Certificate Account to the extent that the Master Servicer shall determine that any such advances previously made are Nonrecoverable Advances pursuant to Section 4.04.

       (b) Prior to 5:00 P.M. New York City time on the third Business Day prior to each Distribution Date, the Master Servicer shall provide the Trustee with a statement regarding the amount of principal and interest, the Residual Distribution Amount and the Excess Liquidation Proceeds to be distributed to each Class of Mortgage Trust Certificates, each Class of Certificate Trust Certificates and each Class of Residual Certificates on such Distribution Date (such amounts to be determined in accordance with the definitions of


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

"Mortgage Trust Certificate Distribution Amount" and "Certificate Trust Certificate Distribution Amount," Section 4.01 and Section 4.05 hereof and other related definitions set forth in Article I hereof).

          Section 4.04. NONRECOVERABLE ADVANCES. Any advance previously made by the applicable Servicer pursuant to its Selling and Servicing Contract or by the Master Servicer that the Master Servicer shall determine in its good faith judgment not to be ultimately recoverable from Insurance Proceeds or Liquidation Proceeds or otherwise of related Mortgage Loans or recoverable as late Monthly Payments with respect to related Mortgage Loans shall be a Nonrecoverable Advance. The determination by the Master Servicer that it or the applicable Servicer has made a Nonrecoverable Advance or that any advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Master Servicer delivered to the Trustee on the Determination Date and detailing the reasons for such determination. Notwithstanding any other provision of this Agreement, any insurance policy relating to the Mortgage Loans, or any other agreement relating to the Mortgage Loans to which the Company or the Master Servicer is a party, (a) the Company, the Master Servicer, and each Servicer shall not be obligated to, and shall not, make any advance that, after reasonable inquiry and in its sole discretion, the Company, the Master Servicer, or such Servicer shall determine would be a Nonrecoverable Advance, and (b) the Company, the Master Servicer, and each Servicer shall be entitled to reimbursement for any advance as provided in Section 3.05(a)(i), (ii) and (iv) of this Agreement.

          Section 4.05.   CERTIFICATE TRUST DISTRIBUTIONS.

          (a) On each Distribution Date, the Trustee (or any duly appointed paying agent) shall withdraw from the Certificate Account, the Certificate Trust Available Distribution Amount for such Distribution Date and shall distribute, from the amount so withdrawn, to the extent of the Certificate Trust Available Distribution Amount, the Certificate Trust Certificate Distribution Amount to the Certificate Trust Certificates and Class R Certificates, by wire transfer in immediately available funds for the account of, or by check mailed to, each Certificate Trust Certificateholder of record on the immediately preceding Record Date (other than as provided in Section
9.01 respecting the final distribution), as specified by each such Certificate Trust Certificateholder and at the address of such Holder appearing in the Certificate Register.

          (b) All reductions in the Certificate Principal Balance of a Certificate Trust Certificate effected by distributions of principal and all allocations of Realized Losses made on any Distribution Date shall be binding upon all Holders of such Certificate Trust Certificate and of any Certificate Trust Certificate issued upon the registration of transfer or exchange therefor or in lieu thereof, whether or not such distribution is noted on such Certificate. The final distribution of principal of each Certificate Trust Certificate (and the final distribution upon the Class R Certificates upon the termination of the Certificate Trust Fund) shall be payable in the manner provided above only upon presentation and surrender thereof on or after the Distribution Date therefor at the office or agency of the Certificate Registrar specified in the notice delivered pursuant to Section 4.05(c)(ii) and Section 9.01(b).

          (c) Whenever, on the basis of Curtailments, Payoffs and Monthly Payments on the Mortgage Loans and Insurance Proceeds or Liquidation Proceeds received and expected to be received during the Prior Period, the Master Servicer has notified the Trustee that it believes that the entire remaining unpaid Class Principal Balance of any Class of Certificate Trust Certificates will become distributable on the next Distribution Date, the Trustee shall, no later than the 18th day of the month of such Distribution Date, mail or cause to be mailed to each Person in whose name a Certificate Trust Certificate to be so retired is registered at the close of business on the Record Date and to the Rating Agency a notice to the effect that:

               (i) it is expected that funds sufficient to make such final distribution will be available in the Certificate Account on such Distribution Date, and


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

              (ii) if such funds are available, (A) such final distribution will be payable on such Distribution Date, but only upon presentation and surrender of such Certificate Trust Certificate at the office or agency of the Certificate Registrar maintained for such purpose (the address of which shall be set forth in such notice), and (B) no interest shall accrue on such Certificate Trust Certificate after such Distribution Date.

       Section 4.06. STATEMENTS TO CERTIFICATE TRUST CERTIFICATEHOLDERS. With each distribution from the Certificate Account on a Distribution Date, the Master Servicer shall prepare and forward to the Trustee (and to the Company if the Company is no longer acting as Master Servicer), and the Trustee shall forward to each Certificate Trust Certificateholder and Class R Certificateholder, a statement setting forth, to the extent applicable: the amount of such distribution that represents principal and the amount that represents interest of such Certificateholder's current Certificate Principal Balance, if any, after giving effect to the distribution of principal made on such Distribution Date.

       Upon request by any Certificate Trust Certificateholder, Class R Certificateholder or the Trustee, the Master Servicer shall forward to such Certificate Trust Certificateholder or Class R Certificateholder, the Trustee and the Company (if the Company is no longer acting as Master Servicer) an additional report which sets forth with respect to the Mortgage Loans:

        (a) The number and aggregate Principal Balance of the Mortgage Loans delinquent one, two and three months or more;

        (b) The (i) number and aggregate Principal Balance of Mortgage Loans with respect to which foreclosure proceedings have been initiated, and (ii) the number and aggregate book value of Mortgaged Properties acquired through foreclosure, deed in lieu of foreclosure or other exercise of rights respecting the Trustee's security interest in the Mortgage Loans;

        (c) The amount of Special Hazard Coverage available to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class X and Class R Certificates remaining as of the close of business on the applicable Determination Date;

        (d) The amount of Bankruptcy Coverage available to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13,
      Class A-14, Class X and Class R Certificates remaining as of the close of business on the applicable Determination Date;

        (e) The amount of Fraud Coverage available to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class X and Class R Certificates remaining as of the close of business on the applicable Determination Date; and

        (f) The amount of Realized Losses allocable to the Certificate Trust Certificates and Class R Certificates on the related Distribution Date and the cumulative amount of Realized Losses allocated to such Certificates since the Cut-Off Date.

          Upon request by any Certificate Trust Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and


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

appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A of the Securities Act.

                                   ARTICLE V

                               THE CERTIFICATES

          Section 5.01.   THE CERTIFICATES.

        (a) The Regular Interest Certificates and the Residual Certificates shall be substantially in the forms set forth in Exhibits A, B and C attached hereto, and shall be executed by the Trustee, authenticated by the Trustee (or any duly appointed Authenticating Agent) and delivered to or upon the order of the Company upon receipt by the Trustee of the documents specified in Section 2.01. The Certificates shall be issuable in Authorized Denominations evidencing Percentage Interests. Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by authorized officers of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at the time of execution the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee or any Authenticating Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

        (b) The following definitions apply for purposes of this Section 5.01: "Disqualified Organization" means any Person which is not a Permitted Transferee, but does not include any "Pass-Through Entity" which owns or holds a Residual Certificate and of which a Disqualified Organization, directly or indirectly, may be a stockholder, partner or beneficiary; "Pass-Through Entity" means any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate, and any organization to which Section 1381 of the Code applies; "Ownership Interest" means, with respect to any Residual Certificate, any ownership or security interest in such Residual Certificate, including any interest in a Residual Certificate as the Holder thereof and any other interest therein whether direct or indirect, legal or beneficial, as owner or as pledgee; "Transfer" means any direct or indirect transfer or sale of, or directly or indirectly transferring or selling any Ownership Interest in a Residual Certificate; and "Transferee" means any Person who is acquiring by Transfer any Ownership Interest in a Residual Certificate.

        (c) Restrictions on Transfers of the Residual Certificates to Disqualified Organizations are set forth in this Section 5.01(c).

               (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:


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

        (A) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

        (B) In connection with any proposed Transfer of any Ownership Interest in a Residual Certificate to a U.S. Person, the Trustee shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of (1) an affidavit and agreement (a "Transferee Affidavit and Agreement") attached hereto as Exhibit J from the proposed Transferee, in form and substance satisfactory to the Company, representing and warranting, among other things, that it is not a Non-U.S. Person, that such transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.01(c) and agrees to be bound by them, and
      (2) a certificate, attached hereto as Exhibit I, from the Holder wishing to transfer the Residual Certificate, in form and substance satisfactory to the Company, representing and warranting, among other things, that no purpose of the proposed Transfer is to allow such Holder to impede the assessment or collection of tax.

        (C) Notwithstanding the delivery of a Transferee Affidavit and Agreement by a proposed Transferee under clause (B) above, if the Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

        (D) Each Person holding or acquiring any Ownership Interest in a Residual Certificate agrees by holding or acquiring such Ownership Interest (i) to require a Transferee Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest and to provide a certificate to the Trustee in the form attached hereto as Exhibit J; (ii) to obtain the express written consent of the Company prior to any transfer of such Ownership Interest, which consent may be withheld in the Company's sole discretion; and (iii) to provide a certificate to the Trustee in the form attached hereto as
      Exhibit I.

            (ii) The Trustee shall register the Transfer of any Residual Certificate only if it shall have received the Transferee Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit J and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration.

      (iii)  (A)       If any "disqualified organization" (as defined
in Section 860E(e)(5) of the Code) shall become a holder of a Residual Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. If any Non-U.S. Person shall become a holder of a Residual Certificate, then the last preceding holder which is a U.S. Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of the Transfer to such Non-U.S. Person of such Residual Certificate. If a transfer of a Residual Certificate is disregarded pursuant to the provisions of Treasury Regulations
Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not


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permitted by this Section 5.01(c) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

        (B) If any purported Transferee shall become a Holder of a Residual Certificate in violation of the restrictions in this
      Section 5.01(c) and to the extent that the retroactive restoration of the rights of the Holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Company shall have the right, without notice to the Holder or any prior Holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Company on such terms as the Company may choose. Such purported Transferee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Company. Such purchaser may be the Company itself or any affiliate of the Company. The proceeds of such sale, net of the commissions (which may include commissions payable to the Company or its affiliates), expenses and taxes due, if any, shall be remitted by the Company to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Company, and the Company shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

        (iv) The Company, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is not a Permitted Transferee, including the information regarding "excess inclusions" of such Residual Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulation Section 1.860D-1(b)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organizations described in Section 1381 of the Code having as among its record holders at any time any Person who is not a Permitted Transferee. Reasonable compensation for providing such information may be required by the Company from such Person.

         (v) The provisions of this Section 5.01 set forth prior to this Section (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

               (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current Ratings of the Certificates; and

               (B) an Opinion of Counsel, in form and substance satisfactory to the Company (as evidenced by a certificate of the Company), to the effect that such modification, addition to or absence of such provisions will not cause the Mortgage Trust Fund or the Certificate Trust Fund to cease to qualify as a REMIC and will not create a risk that (1) the Mortgage Trust Fund or Certificate Trust Fund may be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person which is not a Permitted Transferee or (2) a Certificateholder or another Person will be subject to a REMIC-related tax caused by the Transfer of a Residual Certificate to a Person which is not a Permitted Transferee.

        (vi)       The following legend shall appear on all Residual
      Certificates:


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

     ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE COMPANY AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN
     SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS [R] [R-1] CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS [R] [R-1] CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

        (vii) Each Holder of the Residual Certificates issued hereunder having an Authorized Denomination of 0.01%, while not a Disqualified Organization, is the Tax Matters Person for the related REMIC.

        (d) In the case of any Class A-14, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 or Residual Certificate presented for registration in the name of an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of ERISA or
Section 4975 of the Code (or comparable provisions of any subsequent enactments) (a "Plan"), a trustee of any Plan, or any other Person who is using the "plan assets" of any Plan to effect such acquisition, the Trustee shall require (i) an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company to the effect that the purchase or holding of a Class A-14, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 or Residual Certificate is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trustee, the Master Servicer or the Company to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the
Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Company or (ii) only in the case of a Class A-14, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 Certificate, an officer's certificate acceptable to and in form and substance satisfactory to the Trustee and the Company to the effect that the transferee is an insurance company, the source of funds to be used by it to purchase the Class A-14, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class


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

Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60, which officer's certificate shall not be an expense of the Trustee, the Master Servicer or the Company.

        (e) No transfer, sale, pledge or other disposition of a Class B-4, Class B-5 or Class B-6 Certificate shall be made unless such transfer, sale, pledge or other disposition is made in accordance with this Section 5.01(e) or Section 5.01(f). Each Person who, at any time, acquires any ownership interest in any Class B-4, Class B-5 or Class B-6 Certificate shall be deemed by the acceptance or acquisition of such ownership interest to have agreed to be bound by the following provisions of this Section 5.01(e) and
Section 5.01(f), as applicable. No transfer of a Class B-4, Class B-5 or Class B-6 Certificate shall be deemed to be made in accordance with this Section 5.01(e) unless such transfer is made pursuant to an effective registration statement under the Securities Act or unless the Trustee is provided with the certificates and an Opinion of Counsel, if required, on which the Trustee may conclusively rely, which establishes or establish to the Trustee's satisfaction that such transfer is exempt from the registration requirements under the Securities Act, as follows: In the event that a transfer is to be made in reliance upon an exemption from the Securities Act, the Trustee shall require, in order to assure compliance with the Securities Act, that the Certificateholder desiring to effect such transfer certify to the Trustee in writing, in substantially the form attached hereto as Exhibit F, the facts surrounding the transfer, with such modifications to such Exhibit F as may be appropriate to reflect the actual facts of the proposed transfer, and that the Certificateholder's proposed transferee certify to the Trustee in writing, in substantially the form attached hereto as Exhibit G, the facts surrounding the transfer, with such modifications to such Exhibit G as may be appropriate to reflect the actual facts of the proposed transfer. If such certificate of the proposed transferee does not contain substantially the substance of Exhibit G, the Trustee shall require an Opinion of Counsel satisfactory to it that such transfer may be made without registration, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Mortgage Trust Fund or the Company. Such Opinion of Counsel shall allow for the forwarding, and the Trustee shall forward, a copy thereof to the Rating Agency. Notwithstanding the foregoing, any Class B-4, Class B-5 or Class B-6 Certificate may be transferred, sold, pledged or otherwise disposed of in accordance with the requirements set forth in Section 5.01(f).

        (f) No transfer of a Class A-1 Certificate may be made unless in accordance with this Section 5.01(f). In addition, transfers of Class B-4, Class B-5 or Class B-6 Certificates may be made in accordance with this Section 5.01(f). To effectuate a Certificate transfer in accordance with this Section 5.01(f), the proposed transferee of such Certificate must provide the Trustee and the Company with an investment letter substantially in the form of Exhibit L attached hereto, which investment letter shall not be an expense of the Trustee or the Company, and which investment letter states that, among other things, such transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act provided by Rule 144A. Notwithstanding the foregoing, the proposed transferee of such Certificate shall not be required to provide the Trustee or the Company with Annex 1 or Annex 2 to the form of Exhibit L attached hereto if the Company so consents prior to each such transfer. Such transfers shall be deemed to have complied with the requirements of this Section 5.01(f); provided, however, that the initial transfer of the Class A-1 Certificates by the Company to Teachers Insurance and Annuity Association of America shall be deemed to comply with this Section 5.01(f) without such investment letter being executed. The Holder of a Certificate desiring to effect such transfer does hereby agree to indemnify the Trustee, the Company, and the Certificate Registrar against any liability that may result if transfer is not made in accordance with this Agreement.


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        Section 5.02.     CERTIFICATES ISSUABLE IN CLASSES; DISTRIBUTIONS OF
PRINCIPAL AND INTEREST; AUTHORIZED DENOMINATIONS. The aggregate principal amount of Mortgage Trust Certificates or Certificate Trust Certificates, as applicable, that may be authenticated and delivered under this Agreement is limited to the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date, as specified in the Preliminary Statement to this Agreement, except for Certificates authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to
Section 5.03. Such aggregate principal amount shall be allocated among one or more Classes having designations, types of interests, initial per annum Remittance Rates, initial Class Principal Balances, initial Component Principal Balances and last scheduled Distribution Dates as specified in the Preliminary Statement to this Agreement. The aggregate Percentage Interest of each Class of Certificates of which the Class Principal Balance equals zero as of the Cut-Off Date that may be authenticated and delivered under this Agreement is limited to 100%. Certificates shall be issued in Authorized Denominations.

        Section 5.03. REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES. The Trustee shall cause to be maintained at one of its offices or at its designated agent, a Certificate Register in which there shall be recorded the name and address of each Certificateholder. Subject to such reasonable rules and regulations as the Trustee may prescribe, the Certificate Register shall be amended from time to time by the Trustee or its agent to reflect notice of any changes received by the Trustee or its agent pursuant to
Section 10.06. The Trustee hereby appoints itself as the initial Certificate Registrar.

       Upon surrender for registration of transfer of any Certificate to the Trustee at the office of First Trust of New York, National Association, 100 Wall Street, Suite 1600, New York, NY 10005, Attention: Glenn Anderson, or such other address or agency as may hereafter be provided to the Master Servicer in writing by the Trustee, the Trustee shall execute, and the Trustee or any Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of Authorized Denominations of like Percentage Interest. At the option of the Certificateholders, Certificates may be exchanged for other Certificates in Authorized Denominations of like Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Trustee, or any Authenticating Agent, shall authenticate and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer shall (if so required by the Trustee or any Authenticating Agent) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent and duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing.

       A reasonable service charge may be made for any such exchange or transfer of Certificates, and the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange or transfer of Certificates.

       All Certificates surrendered for exchange or transfer shall be cancelled by the Trustee or any Authenticating Agent.

        Section 5.04.    MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If
(i) any mutilated Certificate is surrendered to the Trustee or any Authenticating Agent, or (ii) the Trustee or any Authenticating Agent receives evidence to their satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Trustee or any Authenticating Agent such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or any Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Percentage Interest. Upon the issuance of any new Certificate under this


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

Section 5.04, the Trustee or any Authenticating Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or any Authenticating Agent) connected therewith. Any replacement Certificate issued pursuant to this Section 5.04 shall constitute complete and indefeasible evidence of ownership in the Mortgage Trust Fund or the Certificate Trust Fund, as applicable, as if originally issued, whether or not the lost or stolen Certificate shall be found at any time.

        Section 5.05. PERSONS DEEMED OWNERS. The Company, the Master Servicer, the Trustee and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and Section
4.05 and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Company, the Master Servicer or the Trustee shall be affected by notice to the contrary.

        Section 5.06. TEMPORARY CERTIFICATES. Upon the initial issuance of the Certificates, the Trustee may execute, and the Trustee or any Authenticating Agent shall authenticate and deliver, temporary Certificates which are printed, lithographed, typewritten or otherwise produced, in any Authorized Denomination, of the tenor of the definitive Certificates in lieu of which they are issued and with such variations in form from the forms of the Certificates set forth as Exhibits A, B and C hereto as the Trustee's officers executing such Certificates may determine, as evidenced by their execution of the Certificates. Notwithstanding the foregoing, the Certificates may remain in the form set forth in this definition of "Temporary Certificates."

       If temporary Certificates are issued, the Trustee shall cause definitive Certificates to be prepared within ten Business Days of the Closing Date or as soon as practicable thereafter. After preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Trustee to be maintained as provided in Section 5.10 hereof, without charge to the holder. Any tax or governmental charge that may be imposed in connection with any such exchange shall be borne by the Master Servicer. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver in exchange therefor a like principal amount of definitive Certificates of Authorized Denominations. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates.

        Section 5.07. BOOK-ENTRY FOR BOOK-ENTRY CERTIFICATES. Notwithstanding the foregoing, the Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates of Authorized Denomination representing the Book-Entry Certificates, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Company, except that one Book-Entry Certificate of each Class of Book-Entry Certificates may be issued in a denomination less than $1 and, if so issued, shall be held in physical certificate form directly by the holder thereof. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of DTC, as the initial Clearing Agency, and no Beneficial Holder shall receive a definitive certificate representing such Beneficial Holder's interest in any Class of Book-Entry Certificate, except as provided above and in Section 5.09. Each Book-Entry Certificate shall bear the following legend:

      Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR


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

      VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Unless and until definitive, fully registered Book-Entry Certificates (the "Definitive Certificates") have been issued to the Beneficial Holders pursuant to Section 5.09:

        (a) the provisions of this Section 5.07 shall be in full force and effect with respect to the Book-Entry Certificates;

        (b) the Master Servicer and the Trustee may deal with the Clearing Agency for all purposes with respect to the Book-Entry Certificates (including the making of distributions on the Book-Entry Certificates) as the sole Certificateholder;

        (c) to the extent that the provisions of this Section 5.07 conflict with any other provisions of this Agreement, the provisions of this
   Section 5.07 shall control; and

        (d) the rights of the Beneficial Holders shall be exercised only through the Clearing Agency and the DTC Participants and shall be limited to those established by law and agreements between such Beneficial Holders and the Clearing Agency and/or the DTC Participants. Pursuant to the Depositary Agreement, unless and until Definitive Certificates are issued pursuant to
   Section 5.09, the initial Clearing Agency will make book-entry transfers among the DTC Participants and receive and transmit distributions of principal and interest on the related Class of Book-Entry Certificates to such DTC Participants.

      For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing a specified Percentage Interest, such direction or consent may be given by the Clearing Agency at the direction of Beneficial Holders owning Book-Entry Certificates evidencing the requisite Percentage Interest represented by the Book-Entry Certificates. The Clearing Agency may take conflicting actions with respect to the Book-Entry Certificates to the extent that such actions are taken on behalf of the Beneficial Holders.

        Section 5.08. NOTICES TO CLEARING AGENCY. Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to the related Certificateholders pursuant to Section 5.09, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency which shall give such notices and communications to the related DTC Participants in accordance with its applicable rules, regulations and procedures.

        Section 5.09. DEFINITIVE CERTIFICATES. If (a) the Master Servicer notifies the Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities under the Depositary Agreement with respect to the Book-Entry Certificates and the Trustee or the Master Servicer is unable to locate a qualified successor, (b) the Master Servicer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system with respect to the Book-Entry Certificates through the Clearing Agency or (c) after the occurrence of an Event of Default, Certificateholders holding Book-Entry Certificates evidencing Percentage Interests aggregating not less than 66% of the aggregate Class Principal Balance of such Certificates advise the Trustee and the Clearing Agency through DTC Participants in writing that the continuation of a book-entry system with respect to the Book-Entry Certificates through the Clearing Agency is no longer in the best interests of the Certificateholders with respect to such Certificates, the Trustee shall notify all Certificateholders of Book-Entry Certificates of the occurrence of any such event and of the availability of Definitive Certificates. Upon surrender to the Trustee of the Book-Entry Certificates by the


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Clearing Agency, accompanied by registration instructions from the Clearing
Agency for registration, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver the Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates for all of the Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of Definitive Certificates as Certificateholders hereunder.

    Section 5.10. OFFICE FOR TRANSFER OF CERTIFICATES. The Trustee shall maintain in New York, New York, an office or agency where Certificates may be surrendered for registration of transfer or exchange. First Trust of New York, National Association, 100 Wall Street, Suite 1600, New York, New York 10005,
Attention:  Glenn Anderson, is initially designated for said purposes.


                                      ARTICLE VI

                         THE COMPANY AND THE MASTER SERVICER

    Section 6.01. LIABILITY OF THE COMPANY AND THE MASTER SERVICER. The Company and the Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Company or the Master Servicer, as applicable, herein.

    Section 6.02. MERGER OR CONSOLIDATION OF THE COMPANY OR THE MASTER SERVICER. Any corporation into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company or the Master Servicer shall be a party, or any corporation succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

    Section 6.03. LIMITATION ON LIABILITY OF THE COMPANY, THE MASTER SERVICER AND OTHERS. Neither the Company nor the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Mortgage Trust Fund or the Certificateholders for any action taken by such Person or by a Servicer or for such Person's or Servicer's refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of duties and obligations hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Mortgage Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense relating to any Mortgage Loan (other than as otherwise permitted in this Agreement) or incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Company and the Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with


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respect to the Mortgage Loans, this Agreement, the Certificates or the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Mortgage Trust Fund and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account, as provided by Section 3.05.

    Section 6.04. THE COMPANY AND MASTER SERVICER NOT TO RESIGN. The Company shall not resign from the obligations and duties (including, without limitation, its obligations and duties as initial Master Servicer) hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any successor Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or any successor Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor Master Servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02 hereof.

    If the Company is no longer acting as Master Servicer, then the successor Master Servicer shall give prompt written notice to the Company of any information received by such successor Master Servicer which affects or relates to an ongoing obligation or right of the Company under this Agreement.


                                     ARTICLE VII

                                       DEFAULT

    Section 7.01. EVENTS OF DEFAULT. (a) In case one or more of the following Events of Default by the Company, either in its own capacity or in its capacity as Master Servicer or by a successor Master Servicer shall occur and be continuing, that is to say:

                (i) Any failure by the Master Servicer to distribute to Certificateholders any payment required to be made under the terms of the Certificates and this Agreement which continues unremedied for a period of ten days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Certificate Trust Fund; or

               (ii) Failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Certificate Trust Fund; or

              (iii) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or


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               (iv)   The Master Servicer shall consent to the appointment of a
    trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

                (v) The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

               (vi) Any failure of the Master Servicer to make any Monthly P&I Advance (other than a Nonrecoverable Advance) which continues unremedied at the opening of business on the Distribution Date in respect of which such Monthly P&I Advance was to have been made;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, either the Trustee, or the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Certificate Trust Fund, by notice in writing to the Company and the Master Servicer (and to the Trustee if given by the Certificateholders, in which case such notice shall set forth evidence reasonably satisfactory to the Trustee that such Event of Default has occurred and shall not have been remedied) may terminate all of the rights (other than its right to reimbursement for advances) and obligations of the Master Servicer, including its right to the Master Servicing Fee, under this Agreement and in and to the Mortgage Loans and the proceeds thereof, if any. Such determination shall be final and binding. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 7.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee for administration by it of all cash amounts which shall at the time be credited by the Master Servicer to the Certificate Account or thereafter be received with respect to the Mortgage Loans.

    Notwithstanding the foregoing, if an Event of Default described in clause
(vi) of this Section 7.01(a) shall occur, the Trustee shall, by notice in writing to the Master Servicer, which may be delivered by telecopy, immediately suspend all of the rights and obligations of the Master Servicer thereafter arising under this Agreement, but without prejudice to any rights it may have as a Certificateholder or to reimbursement of Monthly P&I Advances and other advances of its own funds, and the Trustee shall act as provided in Section 7.02 to carry out the duties of the Master Servicer, including the obligation to make any Monthly P&I Advance the nonpayment of which was an Event of Default described in clause (vi) of this Section 7.01(a). Any such action taken by the Trustee must be prior to the distribution on the relevant Distribution Date. If the Master Servicer shall within two Business Days following such suspension remit to the Trustee the amount of any Monthly P&I Advance the nonpayment of which by the Master Servicer was an Event of Default described in clause (vi) of this Section 7.01(a), the Trustee shall permit the Master Servicer to resume its rights and obligations as Master Servicer hereunder. The Master Servicer agrees that it will reimburse the Trustee for actual, necessary and reasonable costs incurred by the Trustee because of action taken pursuant to clause (vi) of this
Section 7.01(a). The Master Servicer agrees that if an Event of Default as described in clause (vi) of this Section 7.01(a) shall occur more than two times in any twelve month period, the Trustee shall be under no obligation to permit the Master Servicer to resume its rights and obligations as Master Servicer hereunder.


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    (b)  In the event the Company is no longer acting as Master Servicer, in case one or more of the following Events of Default by the Company shall occur and be continuing, that is to say:

                (i) Failure on the part of the Company duly to observe or perform in any material respect any of the covenants or agreements on the part of the Company contained in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Certificate Trust Fund; or

               (ii) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

              (iii) The Company shall consent to the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its property; or

               (iv) The Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Certificate Trust Fund, by notice in writing to the Company and the Trustee, may direct the Trustee in accordance with Section 10.03 to institute an action, suit or proceeding in its own name as Trustee hereunder to enforce the Company's obligations hereunder.

    (c) In any circumstances in which this Agreement states that Certificateholders owning Certificates evidencing a certain percentage Percentage Interest in the Certificate Trust Fund may take certain action, such action shall be taken by the Trustee, but only if the requisite percentage of Certificate Trust Certificateholders required under this Agreement for taking like action or giving like instruction to the Trustee under this Agreement shall have so directed the Trustee in writing.

    Section 7.02. TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR. On and after the time the Master Servicer receives a notice of termination pursuant to
Section 7.01, the Trustee shall be the successor in all respects to the Master Servicer under this Agreement and under the Selling and Servicing Contracts with respect to the Mortgage Loans in the Mortgage Pool and with respect to the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto arising after the Master Servicer receives such notice of termination placed on the Master Servicer by the terms and provisions hereof and thereof, and shall have the same limitations on liability herein granted to the Master Servicer; provided, that the Trustee shall not under any circumstances be responsible for any representations and warranties or any Purchase Obligation of the Company or any liability incurred by the Master Servicer at or prior to the time the Master Servicer was terminated as Master Servicer and the Trustee shall not be obligated to make a Monthly P&I Advance if it is prohibited by law from so doing. As


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

compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to retain or to withdraw from the Certificate Account if the Master Servicer had continued to act hereunder, except for those amounts due to the Master Servicer as reimbursement for advances previously made or amounts previously expended and are otherwise reimbursable hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending any such appointment, the Trustee is obligated to act in such capacity. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall, together with the compensation to the Trustee, be in excess of that permitted the Master Servicer hereunder. The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession.

    Section 7.03. NOTIFICATION TO CERTIFICATEHOLDERS. Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.


                                     ARTICLE VIII

                                CONCERNING THE TRUSTEE

    Section 8.01.     DUTIES OF TRUSTEE.

    (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

    (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such certificate, statement, opinion, report, or other order or instrument furnished by the Company or Master Servicer to the Trustee pursuant to this Agreement.

    (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

              (i) Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of


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

    the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement; and

               (ii) The Trustee shall not be personally liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders holding Certificates which evidence Percentage Interests aggregating not less than 25% of the Certificate Trust Fund relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or relating to the exercise of any trust or power conferred upon the Trustee under this Agreement.

    (d) Within ten days after the occurrence of any Event of Default known to the Trustee, the Trustee shall transmit by mail to the Rating Agency notice of each Event of Default. Within 90 days after the occurrence of any Event of Default known to the Trustee, the Trustee shall transmit by mail to all Certificateholders (with a copy to the Rating Agency) notice of each Event of Default, unless such Event of Default shall have been cured or waived; provided, however, the Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Trustee in good faith determines that the withholding of such notice is in the best interests of the Certificateholders; and provided, further, that in the case of any Event of Default of the character specified in Section 7.01(i) and Section 7.01(ii) no such notice to Certificateholders or to the Rating Agency shall be given until at least 30 days after the occurrence thereof.

    Section 8.02. CERTAIN MATTERS AFFECTING THE TRUSTEE. Except as otherwise provided in Section 8.01:

                (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

              (iii) The Trustee shall not be personally liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (iv) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Certificate Trust Fund; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security, if any, afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to proceeding;

                (v) The Trustee may execute the trust or any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and


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

               (vi) The Trustee shall not be deemed to have knowledge or notice of any matter, including without limitation an Event of Default, unless actually known by a Responsible Officer, or unless written notice thereof referencing this Agreement or the Certificates is received at the Corporate Trust Office at the address set forth in Section 10.06.

    Section 8.03.     TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS.
The recitals contained herein (other than those relating to the due organization, power and authority of the Trustee) and in the Certificates (other than the execution of, and certificate of authentication on, the Certificates) shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loan. The Trustee shall not be accountable for the use or application by the Company of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer, the Servicers or the Company in respect of the Mortgage Loans or deposited into the Custodial Account for P&I, any Buydown Fund Account, or the Custodial Accounts for P&I by any Servicer or into the Investment Account, or the Certificate Account by the Master Servicer or the Company.

    Section 8.04. TRUSTEE MAY OWN CERTIFICATES. The Trustee or any agent or affiliate of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

    Section 8.05. THE MASTER SERVICER TO PAY TRUSTEE'S FEES AND EXPENSES. Subject to any separate written agreement with the Trustee, the Company, as Master Servicer, covenants and agrees to, and the Master Servicer shall, pay the Trustee from time to time, and the Trustee shall be entitled to payment, for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee. Except as otherwise expressly provided herein, the Master Servicer shall pay or reimburse the Trustee upon its request for all reasonable expenses and disbursements incurred or made by the Trustee in accordance with any of the provisions of this Agreement and indemnify the Trustee from any loss, liability or expense incurred by it hereunder (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense or disbursement as may arise from its negligence or bad faith. Such obligation shall survive the termination of this Agreement or resignation or removal of the Trustee. The Master Servicer shall, at its expense, prepare or cause to be prepared all federal and state income tax and franchise tax and information returns relating to the Mortgage Trust Fund or the Certificate Trust Fund required to be prepared or filed by the Trustee and shall indemnify the Trustee for any liability of the Trustee arising from any error in such returns.

    Section 8.06. ELIGIBILITY REQUIREMENTS FOR TRUSTEE. The Trustee hereunder shall at all times be (i) an institution insured by the FDIC, (ii) a corporation or association organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and (iii) acceptable to the Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of any aforementioned supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.


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    Section 8.07.     RESIGNATION AND REMOVAL OF TRUSTEE. The Trustee may at
any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Master Servicer. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

    If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Master Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed, one copy to the successor.

    The Holders of Certificates evidencing Percentage Interests aggregating more than 50% of the Certificate Trust Fund may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed.

    Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

    Section 8.08. SUCCESSOR TRUSTEE. Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor shall deliver to the successor trustee all Mortgage Files, related documents, statements and all other property held by it hereunder, and the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

    No successor trustee shall accept appointment as provided in this Section
8.08 unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 8.06.

    Upon acceptance of appointment by a successor trustee as provided in this
Section 8.08, the Master Servicer shall mail notice of the succession of such trustee hereunder to (i) all Certificateholders at their addresses as shown in the Certificate Register and (ii) the Rating Agency. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed.


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    Section 8.09.     MERGER OR CONSOLIDATION OF TRUSTEE. Any corporation or
association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such resulting or successor corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

    Section 8.10. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE. Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Mortgage Trust Fund or the Certificate Trust Fund may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Mortgage Trust Fund or the Certificate Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Mortgage Trust Fund or the Certificate Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable; provided, that the Trustee shall remain liable for all of its obligations and duties under this Agreement. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment; provided, that the Trustee shall remain liable for all of its obligations and duties under this Agreement. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 8.06 hereunder and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

    In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly and severally, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Mortgage Trust Fund or the Certificate Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

    Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustee(s) and co-trustee(s), as effectively as if given to each of them. Every instrument appointing any separate trustee(s) or co-trustee(s) shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

    Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and the trust shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.


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

    Section 8.11. AUTHENTICATING AGENTS. The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

    Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent so long as it shall be eligible in accordance with the provisions of the first paragraph of this Section 8.11 without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

    Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Master Servicer. The Trustee may, upon prior written approval of the Master Servicer, at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 8.11, the Trustee may appoint, upon prior written approval of the Master Servicer, a successor Authenticating Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. Any reasonable compensation paid to an Authenticating Agent shall be a reimbursable expense pursuant to Section 8.05 if paid by the Trustee.

    Section 8.12. PAYING AGENTS. The Trustee may appoint one or more Paying Agents which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account, and distributions to Certificateholders as provided in Section 4.01(a), Section 4.05(a) and Section 9.01(b) to the extent directed to do so by the Master Servicer. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

    Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 8.12.

    Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Master Servicer; provided, that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Master Servicer, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Master Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 8.12, the Trustee may appoint, upon prior written approval of the Master Servicer, a successor Paying Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. Any reasonable compensation paid to any Paying Agent shall be a reimbursable expense pursuant to Section 8.05 if paid by the Trustee.


                                      ARTICLE IX

                                     TERMINATION

    Section 9.01. TERMINATION UPON REPURCHASE BY THE COMPANY OR LIQUIDATION OF ALL MORTGAGE LOANS.

    (a) Except as otherwise set forth in this Article IX, including, without limitation, the obligation of the Master Servicer to make payments to Certificateholders as hereafter set forth, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby shall terminate upon (i) the repurchase by the Company pursuant to the following paragraph of this Section 9.01(a) of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Mortgage Trust Fund at a price equal, after the deduction of related advances, to the sum of (x) the excess of (A) 100% of the aggregate outstanding Principal Balance of such Mortgage Loans (other than Liquidated Mortgage Loans) plus accrued interest at the applicable Pass-Through Rate with respect to such Mortgage Loan (other than a Liquidated Mortgage Loan) through the last day of the month of such repurchase, over (B) with respect to any Mortgage Loan which is not a Liquidated Mortgage Loan, the amount of the Bankruptcy Loss incurred with respect to such Mortgage Loan as of the date of such repurchase by the Company to the extent that the Principal Balance of such Mortgage Loan has not been previously reduced by such Bankruptcy Loss, and (y) the appraised fair market value as of the effective date of the termination of the trust created hereby of (A) all property in the Mortgage Trust Fund which secured a Mortgage Loan and which was acquired by foreclosure or deed in lieu of foreclosure after the Cut-Off Date, including related Insurance Proceeds, and (B) all other property in the Mortgage Trust Fund, any such appraisal to be conducted by an appraiser mutually agreed upon by the Company and the Trustee, or (ii) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Mortgage Trust Fund or the disposition of all property acquired upon foreclosure in respect of any Mortgage Loan, and the payment to Certificateholders of all amounts required to be paid to them hereunder; provided, however, that in no event shall the trusts created hereby continue beyond the expiration of 21 years from the death of the survivor of the issue of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

    The Company may repurchase the outstanding Mortgage Loans and any Mortgaged Properties acquired by the Mortgage Trust Fund at the price stated in clause (i) of the preceding paragraph provided that the aggregate Principal Balance of the Mortgage Loans at the time of any such repurchase aggregates less than ten percent of the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date. If such right is exercised, the Company shall provide to the Trustee (and to the Master Servicer, if the Company is no longer acting as Master Servicer) the written certification of an officer of the Company (which certification shall include a statement to the effect that all amounts required to be paid in order to repurchase the Mortgage Loans have been deposited in the Certificate Account) and the Trustee shall promptly execute all instruments as may be necessary to release and assign to the Company the Mortgage Files and any foreclosed Mortgaged Property pertaining to the Mortgage Trust Fund.

    In no event shall the Company be required to expend any amounts other than those described in the first paragraph of this Section 9.01(a) in order to terminate the Mortgage Trust Fund or repurchase the Mortgage Loans under this
Section 9.01.

    (b) Notice of any termination, specifying the date upon which the Certificateholders may surrender their Certificates to the Trustee for payment and cancellation, shall be given promptly by letter from the Trustee to Certificateholders mailed not less than 30 days prior to such final distribution, specifying (i) the date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Certificate Registrar therein designated (the "Termination Date"),
(ii) the amount of such final payment (the "Termination Payment") and (iii) that the Record Date otherwise applicable to the Distribution Date upon which the Termination Date occurs is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Registrar therein specified. Upon any such notice, the Certificate Account shall terminate subject to the Master Servicer's obligation to hold all amounts payable to Certificateholders in trust without interest pending such payment.

    In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the Termination Date, the Company shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the Termination Payment with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Company may take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain in trust hereunder.

    Section 9.02.     ADDITIONAL TERMINATION REQUIREMENTS.

    (a)  In the event the Company exercises its purchase option as provided in
Section 9.01, the Mortgage Trust Fund or the Certificate Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee shall have received an Opinion of Counsel to the effect that the failure of the Mortgage Trust Fund to comply with the requirements of this Section 9.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Mortgage Trust Fund as described in Section 860F of the Code, or (ii) cause the Mortgage Trust Fund or the Certificate Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

              (i) Within 90 days prior to the final Distribution Date set forth in the notice given by the Trustee under Section 9.01, the Company, in its capacity as agent of the Tax Matters Person shall prepare the documentation required and adopt a plan of complete liquidation on behalf of the Mortgage Trust Fund or the Certificate Trust Fund meeting the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel, on behalf of the Mortgage Trust Fund or the Certificate Trust Fund; and

              (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the final Distribution Date, the Master Servicer as agent of the Trustee shall sell all of the assets of the Mortgage Trust Fund or the Certificate Trust Fund to the Company for cash in the amount specified in Section 9.01; provided, however, that in the event that a calendar quarter ends after the time of adoption of such a plan of complete liquidation but prior to the final Distribution Date, the Master Servicer shall not sell any of the assets of the Mortgage Trust Fund or the Certificate Trust Fund prior to the close of that calendar quarter.

    (b) By its acceptance of any Residual Certificate, the Holder thereof hereby agrees to authorize the Company to adopt such a plan of complete liquidation upon the written request of the Company and to take such other action in connection therewith as may be reasonably requested by the Company.

    Section 9.03. TRUSTS IRREVOCABLE. Except as expressly provided herein, the trusts created hereby are irrevocable.


                                      ARTICLE X

                               MISCELLANEOUS PROVISIONS

    Section 10.01.    AMENDMENT.

    (a) This Agreement may be amended from time to time by the Company and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity; (ii) to correct or supplement any provision herein which may be defective or inconsistent with any other provisions herein; (iii) to comply with any requirements imposed by the Code or any regulations thereunder; (iv) to correct the description of any property at any time included in the Mortgage Trust Fund or the Certificate Trust Fund, or to assure the conveyance to the Trustee of any property included in the Mortgage Trust Fund or the Certificate Trust Fund; and (v) pursuant to Section 5.01(c)(v). No such amendment (other than one entered into pursuant to clause (iii) of the preceding sentence) shall adversely affect in any material respect the interest of any Certificateholder. Prior to entering into any amendment without the consent of Certificateholders pursuant to this paragraph, the Trustee may require an Opinion of Counsel to the effect that such amendment is permitted under this paragraph. The placement of an "original issue discount" legend on, or any change required to correct any such legend previously place on, a Certificate shall not be deemed any amendment to this Agreement.

    (b) This Agreement may also be amended from time to time by the Company and the Trustee with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66% of the Certificate Trust Fund for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall, without the consent of the Holder of each Certificate affected thereby (i) reduce in any manner the amount of, or delay the timing of, distributions of principal or interest required to be made hereunder or reduce the Certificateholder's Percentage Interest, the Remittance Rate or the Termination Payment with respect to any of the Certificates, (ii) reduce the percentage of Percentage Interests specified in this Section 10.01 which are required to amend this Agreement, (iii) create or permit the creation of any lien against any part of the Mortgage Trust Fund or Certificate Trust Fund, or
(iv) modify any provision in any way which would permit an earlier retirement of the Certificates.

    Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. Any failure to provide such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

    It shall not be necessary for the consent of Certificateholders under this
Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

    Section 10.02. RECORDATION OF AGREEMENT. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or the comparable jurisdictions in which any Mortgaged Property is situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

    Section 10.03. LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Mortgage Trust Fund or Certificate Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding-up of the Mortgage Trust Fund or Certificate Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

    No Certificateholder shall have any right to vote or in any manner otherwise to control the operation and management of the Mortgage Trust Fund or Certificate Trust Fund or the obligations of the parties hereto (except as provided in Section 5.09, Section 7.01, Section 8.01, Section 8.02, Section 8.07, Section 10.01 and this Section 10.03), nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

    No Certificateholder shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Certificate Trust Fund shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. However, the Trustee is under no obligation to exercise any of the extraordinary trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this
Section 10.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

    Section 10.04. ACCESS TO LIST OF CERTIFICATEHOLDERS. The Certificate Registrar shall furnish or cause to be furnished to the Trustee, within 30 days after receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to such Certificateholders.

    If three or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such list from the Certificate Registrar, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

    Every Certificateholder, by receiving and holding the same, agrees with the Master Servicer and the Trustee that neither the Master Servicer nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

    Section 10.05. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

    Section 10.06. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered or certified mail to (a) in the case of the Company, 75 North Fairway Drive, Vernon Hills, Illinois 60061,
Attention: General Counsel (with a copy directed to the attention of the Master Servicing Department) or such other address as may hereafter be furnished to the Trustee in writing by the Company, (b) in the case of the Master Servicer, 75 North Fairway Drive, Vernon Hills, Illinois 60061, Attention: General Counsel (with a copy directed to the attention of the Master Servicing Department) or such other address as may hereafter be furnished to the Trustee in writing by the Master Servicer, (c) in the case of the Trustee, at its Corporate Trust Office, or such other address as may hereafter be furnished to the Master Servicer in writing by the Trustee, (d) in the case of the Certificate Registrar, at its Corporate Trust Office, or such other address as may hereafter be furnished to the Trustee in writing by the Certificate Registrar, (e) in the case of Fitch, One State Street Plaza, New York, New York 10004, or such other address as may hereafter be furnished to the Trustee and Master Servicer in writing by Fitch, and (f) in the case of S&P, 26 Broadway, 15th Floor, New York, New York 10004, Attention: Frank Raiter, or such other address as may hereafter be furnished to the Trustee and Master Servicer in writing by S&P. Notices to the Rating Agency shall also be deemed to have been duly given if mailed by first class mail, postage prepaid, to the above listed addresses of the Rating Agency. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

    Section 10.07. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

    Section 10.08. COUNTERPART SIGNATURES. For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

    Section 10.09. BENEFITS OF AGREEMENT. Nothing in this Agreement or in any Certificate, expressed or implied, shall give to any Person, other than the parties hereto and their respective successors hereunder, any separate trustee or co-trustee appointed under Section 8.10 and the Certificateholders, any benefit or any legal or equitable right, remedy or claim under this Agreement.

    Section 10.10.    NOTICES AND COPIES TO RATING AGENCY.

    (a) The Trustee shall notify the Rating Agency of the occurrence of any of the following events, in the manner provided in Section 10.06:

                (i) the occurrence of an Event of Default pursuant to Section 7.01, subject to the provisions of Section 8.01(d);

               (ii) the appointment of a successor Master Servicer pursuant to Section 7.02;

    (b) The Master Servicer shall notify the Rating Agency of the occurrence of any of the following events, in the manner provided in Section 10.06:

                 (i)   any amendment of this Agreement pursuant to Section
    10.01;

                (ii)   the appointment of a successor Trustee pursuant to
    Section 8.08;

               (iii) the filing of any claim under or the cancellation or modification of any fidelity bond and errors and omissions coverage pursuant to Section 3.01 and Section 3.06 with respect to the Master Servicer or any Servicer;

                (iv) any change in the location of the Certificate Account, any Custodial Account for P&I or any Custodial Account for Reserves;

                 (v) the repurchase of any Mortgage Loan pursuant to a Purchase Obligation or the repurchase of the outstanding Mortgage Loans pursuant to Section 9.01;

                (vi) the occurrence of the final Distribution Date or the termination of the trust pursuant to Section 9.01(a)(ii);

               (vii) the failure of the Master Servicer to make a Monthly P&I Advance following a determination on the Determination Date that the Master Servicer would make such advance pursuant to Section 4.03; and

              (viii) the failure of the Master Servicer to make a determination on the Determination Date regarding whether it would make a Monthly P&I Advance when a shortfall exists between (x) payments scheduled to be received in respect of the Mortgage Loans and (y) the amounts actually deposited in the Certificate Account on account of such payments, pursuant to Section 4.03.


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

    (c)  The Master Servicer shall provide copies of the statements pursuant to
Section 4.02, Section 3.13 or Section 3.15 or any other statements to the Rating Agency in such time and manner that such statements or determinations are required to be provided to Certificateholders. With respect to the reports described in the second paragraph of Section 4.02, the Master Servicer shall provide such reports to the Rating Agency in respect of each Distribution Date, without regard to whether any Certificateholder or the Trustee has requested such report for such Distribution Date.

    IN WITNESS WHEREOF, the Company and the Trustee have caused their names to be signed hereto by their respective officers, thereunto duly authorized, and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                       PNC MORTGAGE SECURITIES CORP.
(SEAL)


                                       By:  /s/ Daniel P. Hoffman
                                            ------------------------------
                                            Daniel P. Hoffman
                                            Its: Second Vice President



                                       U.S. BANK NATIONAL ASSOCIATION,
                                       as TRUSTEE
(SEAL)


     NO CORPORATE SEAL                 By:  /s/ C. Hatfield
                                            ------------------------------
                                            C. Hatfield
                                            Its: Asst Vice President

                            ACKNOWLEDGEMENT OF CORPORATION


STATE OF ILLINOIS  )
                   ) SS.
COUNTY OF LAKE     )


    On this 30TH day of September, 1997 before me, a Notary Public in and for said State, personally appeared DANIEL P., HOFFMAN, known to me to be the SECOND VICE PRESIDENT of PNC MORTGAGE SECURITIES CORP., one of the corporations that executed the within interest, and also known to me to be the person who executed it on behalf of said Corporation, and acknowledged to me that such corporation executed the within instrument pursuant to its By-Laws or a resolution of its Board of Directors.

    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in the certificate first above written.



                                       /s/ Danielle Berkemeier
                                  ---------------------------------
                                            Notary Public


(SEAL)

   [SEAL]

                            CERTIFICATE OF ACKNOWLEDGEMENT

STATE OF MINNESOTA      )
                        ) SS.
COUNTY OF Washington    )


    On this 30th day of September, 1997 before me, a Notary Public in and for said State, personally appeared C. Hatfield, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

    WITNESS my hand and official seal.

    Signature /s/ Kathleen M. Bracher       (SEAL)

                                        [SEAL]

                                                           Exhibit A-1
                                                           CUSIP 693 48L PB9

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class A-1

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is September 30, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.9711% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., ___% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue
discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is      %, and the amount
of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(f) OF THE POOLING AGREEMENT.

 Series 1997-5                              Portion of the Class A-1 Principal
                                            Balance as of the Cut-Off Date
                                            Evidenced by this Certificate:
                                            $
                                             ---------------------------------

 Class A-1 Remittance Rate:   Based on the
 following five Components:

 (i)
    Component A-1-1 Remittance Rate:  7.400%
    applied to the Component A-1-1 Principal
    Balance;

 (ii)
    Component A-1-2 Remittance Rate:  7.400%
    applied to the Component A-1-2 Principal
    Balance;

 (iii)
    Component A-1-3 Remittance Rate:  0.00%;

 (iv)
    Component A-1-4 Remittance Rate:  0.00%;
    and

 (v)
    Component A-1-5 Remittance Rate:  7.250%
    applied to the Component A-1-5 Notional
    Amount.

 Cut-Off Date:   September 1, 1997

 First Distribution Date:   October 27, 1997

 Last Scheduled Distribution Date:   October
 25, 2027

 Class A-1 Principal Balance
 as of the Cut-Off Date:   $58,367,850.14


                                        A-1-1

                        ------------------------------     Certificate No.
                               Registered Owner                            ----
                                                           Exhibit A-2
                                                           CUSIP 693 48L NG0

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class A-2

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is September 30, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]-

Series 1997-5                               Portion of the Class A-2 Principal
                                            Balance as of the Cut-Off Date
                                            Evidenced by this Certificate:
                                            $
                                             -----------------------------

 Class A-2 Remittance Rate:   6.750%

 Cut-Off Date:   September 1, 1997

 First Distribution Date:   October 27,
 1997

 Last Scheduled Distribution Date:
 October 25, 2027

 Class A-2 Principal Balance
 as of the Cut-Off Date:   $18,990,025.00



                        ------------------------------     Certificate No.
                               Registered Owner                            ----


                                        A-2-1

                                                           Exhibit A-3
                                                           CUSIP 693 48L NH8

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class A-3

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is September 30, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.400% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1997-5                               Portion of the Class A-3 Principal
                                            Balance as of the Cut-Off Date
                                            Evidenced by this Certificate:
                                            $
                                             -----------------------------

 Class A-3 Remittance Rate:   7.400%

 Cut-Off Date:   September 1, 1997

 First Distribution Date:   October 27,
 1997

 Last Scheduled Distribution Date:
 October 25, 2027

 Class A-3 Principal Balance
 as of the Cut-Off Date:   $19,125,000.00



                        ------------------------------     Certificate No.
                               Registered Owner                            ----


                                        A-3-1

                                                           Exhibit A-4
                                                           CUSIP 693 48L NJ4

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class A-4

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is September 30, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.400% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue
discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is      %, and the amount
of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

 Series 1997-5                              Portion of the Class A-4 Principal
                                            Balance as of the Cut-Off Date
                                            Evidenced by this Certificate:
                                            $
                                             -----------------------------

 Class A-4 Remittance Rate:   7.400%

 Cut-Off Date:   September 1, 1997

 First Distribution Date:   October 27,
 1997

 Last Scheduled Distribution Date:
 October 25, 2027

 Class A-4 Principal Balance
 as of the Cut-Off Date:   $5,200,000.00



                        ------------------------------     Certificate No.
                               Registered Owner                            ----


                                        A-4-1

                                                           Exhibit A-5
                                                           CUSIP 693 48L NK1

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class A-5

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is September 30, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.000% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue
discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is      %, and the amount
of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

 Series 1997-5                              Portion of the Class A-5 Principal
                                            Balance as of the Cut-Off Date
                                            Evidenced by this Certificate:
                                            $
                                             -----------------------------

 Class A-5 Remittance Rate:  7.000%

 Cut-Off Date:  September 1, 1997

 First Distribution Date:  October 27,
 1997

 Last Scheduled Distribution Date:
 October 25, 2027

 Class A-5 Principal Balance
 as of the Cut-Off Date:  $41,133,333.00



                        ------------------------------     Certificate No.
                               Registered Owner                            ----


                                        A-5-1

                                                           Exhibit A-6
                                                           CUSIP 693 48L NL9

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class A-6

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is September 30, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.750% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

 Series 1997-5                              Portion of the Class A-6 Principal
                                            Balance as of the Cut-Off Date
                                            Evidenced by this Certificate:
                                            $
                                             -----------------------------

 Class A-6 Remittance Rate:   7.750%

 Cut-Off Date:   September 1, 1997

 First Distribution Date:   October 27,
 1997

 Last Scheduled Distribution Date:
 October 25, 2027

 Class A-6 Principal Balance
 as of the Cut-Off Date:   $22,066,667.00



                        ------------------------------     Certificate No.
                               Registered Owner                            ----


                                        A-6-1

                                                           Exhibit A-7
                                                           CUSIP 693 48L NM7

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class A-7

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is September 30, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

 Series 1997-5                              Portion of the Class A-7 Principal
                                            Balance as of the Cut-Off Date
                                            Evidenced by this Certificate:
                                            $
                                             -----------------------------

 Class A-7 Remittance Rate:   6.750%

 Cut-Off Date:   September 1, 1997

 First Distribution Date:   October 27, 1997

 Last Scheduled Distribution Date:   October
 25, 2027

 Class A-7 Principal Balance
 as of the Cut-Off Date:   $11,050,000.00



                        ------------------------------     Certificate No.
                               Registered Owner                            ----


                                        A-7-1

                                                           Exhibit A-8
                                                           CUSIP 693 48L NN5

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class A-8

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is September 30, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue
discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is      %, and the amount
of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

 Series 1997-5                              Portion of the Class A-8 Principal
                                            Balance as of the Cut-Off Date
                                            Evidenced by this Certificate:
                                            $
                                             -----------------------------

 Class A-8 Remittance Rate:   6.750%

 Cut-Off Date:   September 1, 1997

 First Distribution Date:   October 27, 1997

 Last Scheduled Distribution Date:   October
 25, 2027

 Class A-8 Principal Balance
 as of the Cut-Off Date:   $14,917,610.00



                        ------------------------------     Certificate No.
                               Registered Owner                            ----


                                        A-8-1

                                                           Exhibit A-9
                                                           CUSIP 693 48L NP0

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class A-9

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is September 30, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.0250% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

 Series 1997-5                              Portion of the Class A-9 Principal
                                            Balance as of the Cut-Off Date
                                            Evidenced by this Certificate:
                                            $
                                             -----------------------------

 Class A-9 Remittance Rate:   Based on the
 following two Components:

 (i)
    Component A-9-1 Remittance Rate:  From
    the 25th of each month to the 24th of
    the succeeding month, a per annum rate
    equal to LIBOR plus 0.400%, subject to
    a minimum and maximum Remittance Rate
    of 0.400% and 9.00% per annum,
    respectively, applied to the Component
    A-9-1 Principal Balance; and
 (ii)
    Component A-9-2 Remittance Rate:  From
    the 25th of each month to the 24th of
    the succeeding month, a per annum rate
    equal to LIBOR plus 0.400%, subject to
    a minimum and maximum Remittance Rate
    of 0.400% and 9.00% per annum,
    respectively, applied to the Component
    A-9-2 Principal Balance.

 Cut-Off Date:   September 1, 1997

 First Distribution Date:   October 27,
 1997

 Last Scheduled Distribution Date:
 October 25, 2027

 Class A-9 Principal Balance
 as of the Cut-Off Date:   $34,314,211.00



                        ------------------------------     Certificate No.
                               Registered Owner                            ----


                                        A-9-1

                                                           Exhibit A-10
                                                           CUSIP 693 48L NQ8

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class A-10

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is September 30, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 2.9750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue
discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is      %, and the amount
of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

Series 1997-5                               Portion of the Class A-10 Notional
                                            Amount as of the Cut-Off Date
                                            Evidenced by this Certificate:
                                            $
                                             -----------------------------

 Class A-10 Remittance Rate:   From the 25th
 of each month to the 24th of the succeeding month, a per annum rate equal to 8.600% minus LIBOR, subject to a minimum and maximum Remittance Rate of 0.000% and 8.600% per annum respectively.

 Cut-Off Date:   September 1, 1997

 First Distribution Date:   October 27, 1997

 Last Scheduled Distribution Date:   October
 25, 2027

 Class A-10 Principal Balance
 as of the Cut-Off Date:   $0.00

 Class A-10 Notional Amount
 as of the Cut-Off Date:    $34,314,211.00


                        ------------------------------     Certificate No.
                               Registered Owner                            ----


                                        A-10-1

                                                           Exhibit A-11
                                                           CUSIP 693 48L NR6

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class A-11

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is September 30, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.150% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1997-5                               Portion of the Class A-11 Principal
                                            Balance as of the Cut-Off Date
                                            Evidenced by this Certificate:
                                            $
                                             -----------------------------

 Class A-11 Remittance Rate:   7.150%

 Cut-Off Date:   September 1, 1997

 First Distribution Date:   October 27, 1997

 Last Scheduled Distribution Date:
 October 25, 2027

 Class A-11 Principal Balance
 as of the Cut-Off Date:  $17,300,000.00



                        ------------------------------     Certificate No.
                               Registered Owner                            ----


                                        A-11-1

                                                             Exhibit A-12
                                                             CUSIP 693 48L NS4

                       MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class A-12

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                         PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is September 30, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.150% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

 Series 1997-5                         Portion of the Class A-12 Principal
                                       Balance as of the Cut-Off Date
                                       Evidenced by this Certificate:
                                       $
                                        -----------------------------

 Class A-12 Remittance Rate:   7.150%

 Cut-Off Date:   September 1, 1997

 First Distribution Date:   October 27, 1997

 Last Scheduled Distribution Date:   October 25, 2027

 Class A-12 Principal Balance
 as of the Cut-Off Date:   $66,649,102.00


                           ------------------------        Certificate No.
                               Registered Owner                            ----

                                    A-12-1

                                                             Exhibit A-13
                                                             CUSIP 693 48L NT2

                       MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class A-13

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                         PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is September 30, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.150% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more
than $            per $100,000 of initial Certificate Principal Balance, the
yield to maturity is      %, and the amount of OID attributable to the short
period is not more than $            per $100,000 of initial Certificate
Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

 Series 1997-5                         Portion of the Class A-13 Principal
                                       Balance as of the Cut-Off Date
                                       Evidenced by this Certificate:
                                       $
                                        -----------------------------

 Class A-13 Remittance Rate:  7.150%

 Cut-Off Date:  September 1, 1997

 First Distribution Date:  October 27, 1997

 Last Scheduled Distribution Date:   October 25, 2027

 Class A-13 Principal Balance
 as of the Cut-Off Date:  $18,772,000.00


                           ------------------------        Certificate No.
                               Registered Owner                            ----

                                    A-13-1

                                                             Exhibit A-14
                                                             CUSIP 693 48L NU9

                       MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class A-14

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                         PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is September 30, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.000% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more
than $            per $100,000 of initial Certificate Principal Balance, the
yield to maturity is      %, and the amount of OID attributable to the short
period is not more than $            per $100,000 of initial Certificate
Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

     NO TRANSFER OF ANY CLASS A-14 CERTIFICATE SHALL BE MADE UNLESS THE TRANSFEREE PROVIDES THE COMPANY AND THE TRUSTEE WITH EITHER (a) AN AFFIDAVIT SUBSTANTIALLY IN THE FORM OF EXHIBIT A TO EXHIBIT G TO THE POOLING AGREEMENT THAT THE PROPOSED TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), OR A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, OR
     (b) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS A-14 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER, THE CERTIFICATE TRUST FUND, THE MORTGAGE TRUST FUND OR THE COMPANY.

 Series 1997-5                         Portion of the Class A-14 Principal
                                       Balance as of the Cut-Off Date
                                       Evidenced by this Certificate:
                                       $
                                        -----------------------------

 Class A-14 Remittance Rate:   7.000%

 Cut-Off Date:   September 1, 1997

 First Distribution Date:   October 27, 1997

 Last Scheduled Distribution Date:   October 25, 2027

 Class A-14 Principal Balance
 as of the Cut-Off Date:   $3,000,000.00


                           ------------------------        Certificate No.
                               Registered Owner                            ----

                                                           Exhibit A-15
                                                           CUSIP 693 48L NV7

                       MORTGAGE PASS-THROUGH CERTIFICATE

                                    A-14-1

                                    Class X

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                         PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is September 30, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.250% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more
than $            per $100,000 of initial Certificate Principal Balance, the
yield to maturity is      %, and the amount of OID attributable to the short
period is not more than $            per $100,000 of initial Certificate
Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

 Series 1997-5                         Portion of the Class X Notional Amount
                                       as of the Cut-Off Date Evidenced by
                                       this Certificate:
                                       $
                                        -----------------------------

 Class X Remittance Rate:   7.250% applied
 to the Class X Notional Amount

 Cut-Off Date:   September 1, 1997

 First Distribution Date:   October 27, 1997

 Last Scheduled Distribution Date:   October 25, 2027

 Class X Principal Balance
 as of the Cut-Off Date:   $0.00

 Class X Notional Amount
 as of the Cut-Off Date:   $22,241,969.81



                           ------------------------        Certificate No.
                               Registered Owner                            ----

                                    A-15-1

                                                           Exhibit A-16
                                                           CUSIP 693 48L NW5

                       MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class B-1

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is September 30, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.250% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more
than $            per $100,000 of initial Certificate Principal Balance, the
yield to maturity is      %, and the amount of OID attributable to the short
period is not more than $            per $100,000 of initial Certificate
Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

     NO TRANSFER OF ANY CLASS B-1 CERTIFICATE SHALL BE MADE UNLESS THE TRANSFEREE PROVIDES THE COMPANY AND THE TRUSTEE WITH EITHER (a) AN AFFIDAVIT SUBSTANTIALLY IN THE FORM OF EXHIBIT A TO EXHIBIT G TO THE POOLING AGREEMENT THAT THE PROPOSED TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), OR A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, OR
     (b) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-1 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER, THE CERTIFICATE TRUST FUND, THE MORTGAGE TRUST FUND OR THE COMPANY.

The Class B-1 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

 Series 1997-5                         Portion of the Class B-1 Principal
                                       Balance as of the Cut-Off Date
                                       Evidenced by this Certificate:
                                       $
                                        -----------------------------

 Class B-1 Remittance Rate:   7.250%

 Cut-Off Date:   September 1, 1997

 First Distribution Date:   October 27, 1997

 Last Scheduled Distribution Date:   October 25, 2027

 Class B-1 Principal Balance
 as of the Cut-Off Date:   $9,628,954.00

                           ------------------------        Certificate No.
                               Registered Owner                            ----

                                    A-16-1

                                                           Exhibit A-17
                                                           CUSIP 693 48L NX3

                       MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class B-2

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is September 30, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.250% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more
than $            per $100,000 of initial Certificate Principal Balance, the
yield to maturity is      %, and the amount of OID attributable to the short
period is not more than $            per $100,000 of initial Certificate
Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

     NO TRANSFER OF ANY CLASS B-2 CERTIFICATE SHALL BE MADE UNLESS THE TRANSFEREE PROVIDES THE COMPANY AND THE TRUSTEE WITH EITHER (a) AN AFFIDAVIT SUBSTANTIALLY IN THE FORM OF EXHIBIT A TO EXHIBIT G TO THE POOLING AGREEMENT THAT THE PROPOSED TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), OR A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, OR
     (b) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-2 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER, THE CERTIFICATE TRUST FUND, THE MORTGAGE TRUST FUND OR THE COMPANY.

The Class B-2 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

 Series 1997-5                         Portion of the Class B-2 Principal
                                       Balance as of the Cut-Off Date
                                       Evidenced by this Certificate:
                                       $
                                        -----------------------------

 Class B-2 Remittance Rate:   7.250%

 Cut-Off Date:   September 1, 1997

 First Distribution Date:   October 27, 1997

 Last Scheduled Distribution Date:   October 25, 2027

 Class B-2 Principal Balance
 as of the Cut-Off Date:   $2,626,078.00

                           ------------------------        Certificate No.
                               Registered Owner                            ----

                                    A-17-1

                                                           Exhibit A-18
                                                           CUSIP 693 48L NY1

                       MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class B-3

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is September 30, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.250% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more
than $            per $100,000 of initial Certificate Principal Balance, the
yield to maturity is      %, and the amount of OID attributable to the short
period is not more than $            per $100,000 of initial Certificate
Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

     NO TRANSFER OF ANY CLASS B-3 CERTIFICATE SHALL BE MADE UNLESS THE TRANSFEREE PROVIDES THE COMPANY AND THE TRUSTEE WITH EITHER (a) AN AFFIDAVIT SUBSTANTIALLY IN THE FORM OF EXHIBIT A TO EXHIBIT G TO THE POOLING AGREEMENT THAT THE PROPOSED TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), OR A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, OR
     (b) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-3 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER, THE CERTIFICATE TRUST FUND, THE MORTGAGE TRUST FUND OR THE COMPANY.

The Class B-3 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

 Series 1997-5                         Portion of the Class B-3 Principal
                                       Balance as of the Cut-Off Date
                                       Evidenced by this Certificate:
                                       $
                                        -----------------------------

 Class B-3 Remittance Rate:   7.250%

 Cut-Off Date:   September 1, 1997

 First Distribution Date:   October 27, 1997

 Last Scheduled Distribution Date:   October 25, 2027

 Class B-3 Principal Balance
 as of the Cut-Off Date:   $3,501,438.00

                           ------------------------        Certificate No.
                               Registered Owner                            ----

                                    A-18-1

                                                           Exhibit A-19
                                                           CUSIP 693 48L PC7

                       MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class B-4

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Date") of this Certificate is September 30, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.250% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more
than $            per $100,000 of initial Certificate Principal Balance, the
yield to maturity is      %, and the amount of OID attributable to the short
period is not more than $            per $100,000 of initial Certificate
Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

     NO TRANSFER OF ANY CLASS B-4 CERTIFICATE SHALL BE MADE UNLESS THE TRANSFEREE PROVIDES THE COMPANY AND THE TRUSTEE WITH (i) A TRANSFEREE'S AGREEMENT SUBSTANTIALLY IN THE FORM OF EXHIBIT G TO THE POOLING AGREEMENT, AND (ii) EITHER (a) AN AFFIDAVIT SUBSTANTIALLY IN THE FORM OF EXHIBIT A TO EXHIBIT G TO THE POOLING AGREEMENT THAT THE PROPOSED TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), OR A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, OR (b) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-4 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER
     SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER
     SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER, THE CERTIFICATE TRUST FUND, THE MORTGAGE TRUST FUND OR THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(e) OR SECTION 5.01(f) OF THE POOLING AGREEMENT.

The Class B-4 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

 Series 1997-5                         Portion of the Class B-4 Principal
                                       Balance as of the Cut-Off Date
                                       Evidenced by this Certificate:
                                       $
                                        -----------------------------

 Class B-4 Remittance Rate:   7.250%

 Cut-Off Date:   September 1, 1997

 First Distribution Date:   October 27, 1997

 Last Scheduled Distribution Date:   October 25, 2027

 Class B-4 Principal Balance
 as of the Cut-Off Date:   $1,575,647.00

                           ------------------------        Certificate No.
                               Registered Owner                            ----

                                                           Exhibit A-20
                                                           CUSIP 693 48L PD5

                       MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class B-5

                                    A-19-1

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Date") of this Certificate is September 30, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.250% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more
than $            per $100,000 of initial Certificate Principal Balance, the
yield to maturity is      %, and the amount of OID attributable to the short
period is not more than $            per $100,000 of initial Certificate
Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

     NO TRANSFER OF ANY CLASS B-5 CERTIFICATE SHALL BE MADE UNLESS THE TRANSFEREE PROVIDES THE COMPANY AND THE TRUSTEE WITH (i) A TRANSFEREE'S AGREEMENT SUBSTANTIALLY IN THE FORM OF EXHIBIT G TO THE POOLING AGREEMENT, AND (ii) EITHER (a) AN AFFIDAVIT SUBSTANTIALLY IN THE FORM OF EXHIBIT A TO EXHIBIT G TO THE POOLING AGREEMENT THAT THE PROPOSED TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), OR A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, OR (b) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-5 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER
     SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER
     SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER, THE CERTIFICATE TRUST FUND, THE MORTGAGE TRUST FUND OR THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(e) OR SECTION 5.01(f) OF THE POOLING AGREEMENT.

The Class B-5 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

 Series 1997-5                         Portion of the Class B-5 Principal
                                       Balance as of the Cut-Off Date
                                       Evidenced by this Certificate:
                                       $
                                        -----------------------------

 Class B-5 Remittance Rate:   7.250%

 Cut-Off Date:   September 1, 1997

 First Distribution Date:   October 27, 1997

 Last Scheduled Distribution Date:   October 25, 2027

 Class B-5 Principal Balance
 as of the Cut-Off Date:   $700,287.00


                           ------------------------        Certificate No.
                               Registered Owner                            ----

                                                           Exhibit A-21
                                                           CUSIP 693 48L PE3

                       MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class B-6

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by
                                    A-20-1

                          PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Date") of this Certificate is September 30, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.250% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more
than $            per $100,000 of initial Certificate Principal Balance, the
yield to maturity is      %, and the amount of OID attributable to the short
period is not more than $            per $100,000 of initial Certificate
Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

     NO TRANSFER OF ANY CLASS B-6 CERTIFICATE SHALL BE MADE UNLESS THE TRANSFEREE PROVIDES THE COMPANY AND THE TRUSTEE WITH (i) A TRANSFEREE'S AGREEMENT SUBSTANTIALLY IN THE FORM OF EXHIBIT G TO THE POOLING AGREEMENT, AND (ii) EITHER (a) AN AFFIDAVIT SUBSTANTIALLY IN THE FORM OF EXHIBIT A TO EXHIBIT G TO THE POOLING AGREEMENT THAT THE PROPOSED TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), OR A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, OR (b) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-6 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER
     SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER
     SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER, THE CERTIFICATE TRUST FUND, THE MORTGAGE TRUST FUND OR THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(e) OR SECTION 5.01(f) OF THE POOLING AGREEMENT.

The Class B-6 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

 Series 1997-5                         Portion of the Class B-6 Principal
                                       Balance as of the Cut-Off Date
                                       Evidenced by this Certificate:
                                       $
                                        -----------------------------

 Class B-6 Remittance Rate:   7.250%

 Cut-Off Date:  September 1, 1997

 First Distribution Date:  October 27, 1997

 Last Scheduled Distribution Date:  October 25, 2027

 Class B-6 Principal Balance
 as of the Cut-Off Date:  $1,255,508.65

                           ------------------------        Certificate No.
                               Registered Owner                            ----

                                    A-21-1

                                                           Exhibit B-1
                                                           CUSIP 693 48L PA1

                       MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class R-1

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                         PNC MORTGAGE SECURITIES CORP.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE COMPANY AND THE CERTIFICATE REGISTRAR THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES
(A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFER TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R-1 CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS R-1 CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

NO TRANSFER OF ANY CLASS R-1 CERTIFICATE SHALL BE MADE UNLESS THE TRANSFEREE PROVIDES THE COMPANY AND THE TRUSTEE WITH AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS R-1 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER, THE CERTIFICATE TRUST FUND, THE MORTGAGE TRUST FUND OR THE COMPANY.

Solely for U.S. federal income tax purposes, this Certificate represents a "residual interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended.

 Series 1997-5                         Percentage Interest evidenced by this
                                       Class R-1 Certificate in the
                                       distributions to be made with respect to the Class R-1 Certificate: _______.%


 Class R-1 Remittance Rate:   7.250%.
 Additionally the Class R-1 Certificates
 are entitled to Excess Liquidation
 Proceeds and the Residual Distribution
 Amount as defined in the Pooling Agreement.

 Cut-Off Date:   September 1, 1997

 First Distribution Date:   October 27, 1997

 Last Scheduled Distribution Date:   October 25, 2027

 Class R-1 Principal Balance
 as of the Cut-Off Date:   $50.00


                           ------------------------        Certificate No.
                               Registered Owner                            ----

                                                           Exhibit B-2
                                                           CUSIP 693 48L NZ8

                       MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class R

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates, evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                         PNC MORTGAGE SECURITIES CORP.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE COMPANY AND THE CERTIFICATE REGISTRAR THAT (1) SUCH TRANSFEREE IS

                                     B-1-1

NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN
SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFER TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

NO TRANSFER OF ANY CLASS R CERTIFICATE SHALL BE MADE UNLESS THE TRANSFEREE PROVIDES THE COMPANY AND THE TRUSTEE WITH AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS R CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER, THE CERTIFICATE TRUST FUND, THE MORTGAGE TRUST FUND OR THE COMPANY.

Solely for U.S. federal income tax purposes, this Certificate represents a "residual interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended.

 Series 1997-5                         Percentage Interest evidenced by this
                                       Class R Certificate in the distributions to be made with respect to the Class R
                                       Certificate:_____ %

 Class R Remittance Rate:   7.250%.
 Additionally the Class R Certificates
 are entitled to the Residual
 Distribution Amount as defined
 in the Pooling Agreement.

 Cut-Off Date:   September 1, 1997

 First Distribution Date:   October 27, 1997

 Last Scheduled Distribution Date:   October 25, 2027

 Class R Principal Balance
 as of the Cut-Off Date:   $50.00

                           ------------------------        Certificate No.
                               Registered Owner                            ----

                                                           Exhibit C-1

                           MORTGAGE TRUST CERTIFICATE

                                   Class A1-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                         PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit", as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is September 30, 1997.
                                    C-1-1

 Series 1997-5                         Portion of the Class A1-L Principal
                                       Balance as of the Cut-Off Date
                                       evidenced by this Certificate:
                                       $
                                        -----------------------------

 Class A1-1-L Remittance Rate:  Based on
 the following five Components:

 (i)               Component A1-1-L
                   Remittance Rate:
                   7.400% applied to
                   the Component A1-1-L
                   Principal Balance;

 (ii)              Component A1-2-L
                   Remittance Rate:
                   7.400% applied to
                   the Component A1-2-L
                   Principal Balance;

 (iii)             Component A1-3-L
                   Remittance Rate:
                   0.00%;

 (iv)              Component A1-4-L
                   Remittance Rate:
                   0.00%; and

 (v)               Component A1-5-L
                   Remittance Rate:
                   7.250% applied to
                   the Component A-1-5
                   Notional Amount.

 Cut-Off Date:   September 1, 1997

 First Distribution Date:   October 27, 1997

 Last Scheduled Distribution Date:   October 25, 2027

 Class A1-L Principal Balance
 as of the Cut-Off Date:  $58,367,850

                           ------------------------        Certificate No.
                               Registered Owner                            ----

                                    C-2-1

                                                           Exhibit C-2

                           MORTGAGE TRUST CERTIFICATE

                                   Class A2-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                         PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is September 30, 1997.

Series 1997-5                          Portion of the Class A2-L Principal
                                       Balance as of the Cut-Off Date
                                       evidenced by this Certificate:
                                       $
                                        -----------------------------

 Class A2-L Remittance Rate:   6.750%

 Cut-Off Date:   September 1, 1997

 First Distribution Date:   October 27, 1997

 Last Scheduled Distribution Date:   October 25, 2027

 Class A2-L Principal Balance
 as of the Cut-Off Date:  $18,990,025.00

                           ------------------------        Certificate No.
                               Registered Owner                            ----

                                    C-3-1

                                                           Exhibit C-3

                          MORTGAGE TRUST CERTIFICATE

                                  Class A3-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                        PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is September 30, 1997.

Series 1997-5                          Portion of the Class A3-L Principal
                                       Balance as of the Cut-Off Date
                                       evidenced by this Certificate:
                                       $
                                        -----------------------------

 Class A3-L Remittance Rate:   7.400%

 Cut-Off Date:   September 1, 1997

 First Distribution Date:   October 27, 1997

 Last Scheduled Distribution Date:   October 25, 2027

 Class A3-L Principal Balance
 as of the Cut-Off Date:  $19,125,000.00

                           ------------------------        Certificate No.
                               Registered Owner                            ----

                                    C-4-1

                                                           Exhibit C-4

                          MORTGAGE TRUST CERTIFICATE

                                  Class A4-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                        PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is September 30, 1997.

Series 1997-5                          Portion of the Class A4-L Principal
                                       Balance as of the Cut-Off Date
                                       evidenced by this Certificate:
                                       $
                                        -----------------------------

 Class A4-L Remittance Rate:   7.400%

 Cut-Off Date:   September 1, 1997

 First Distribution Date:   October 27, 1997

 Last Scheduled Distribution Date:   October 25, 2027

 Class A4-L Principal Balance
 as of the Cut-Off Date:  $5,200,000.00


                           ------------------------        Certificate No.
                               Registered Owner                            ----

                                    C-5-1

                                                           Exhibit C-5

                           MORTGAGE TRUST CERTIFICATE

                                   Class A5-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                         PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is September 30, 1997.

Series 1997-5                          Portion of the Class A5-L Principal
                                       Balance as of the Cut-Off Date
                                       evidenced by this Certificate:
                                       $
                                        -----------------------------

 Class A5-L Remittance Rate:   7.000%

 Cut-Off Date:   September 1, 1997

 First Distribution Date:   October 27, 1997

 Last Scheduled Distribution Date:   October 25, 2027

 Class A5-L Principal Balance
 as of the Cut-Off Date:  $41,133,333.00

                           ------------------------        Certificate No.
                               Registered Owner                            ----

                                    C-6-1

                                                           Exhibit C-6

                           MORTGAGE TRUST CERTIFICATE

                                   Class A6-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                         PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is September 30, 1997

Series 1997-5                          Portion of the Class A6-L Principal
                                       Balance as of the Cut-Off Date
                                       evidenced by this Certificate:
                                       $
                                        -----------------------------

 Class A6-L Remittance Rate:   7.750%

 Cut-Off Date:   September 1, 1997

 First Distribution Date:   October 27, 1997

 Last Scheduled Distribution Date:   October 25, 2027

 Class A6-L Principal Balance
 as of the Cut-Off Date:  $22,066,667.00

                           ------------------------        Certificate No.
                               Registered Owner                            ----

                                    C-7-1

                                                           Exhibit C-7

                           MORTGAGE TRUST CERTIFICATE

                                   Class A7-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                         PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is September 30, 1997.

Series 1997-5                          Portion of the Class A7-L Principal
                                       Balance as of the Cut-Off Date
                                       evidenced by this Certificate:
                                       $
                                        -----------------------------

 Class A7-L Remittance Rate:   6.750%

 Cut-Off Date:   September 1, 1997

 First Distribution Date:   October 27, 1997

 Last Scheduled Distribution Date:   October 25, 2027

 Class A7-L Principal Balance
 as of the Cut-Off Date:  $11,050,000.00

                           ------------------------        Certificate No.
                               Registered Owner                            ----

                                    C-8-1

                                                           Exhibit C-8

                           MORTGAGE TRUST CERTIFICATE

                                   Class A8-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                         PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is September 30, 1997.

Series 1997-5                          Portion of the Class A8-L Principal
                                       Balance as of the Cut-Off Date
                                       evidenced by this Certificate:
                                       $
                                        -----------------------------

 Class A8-L Remittance Rate:   6.750%

 Cut-Off Date:   September 1, 1997

 First Distribution Date:   October 27, 1997

 Last Scheduled Distribution Date:   October 25, 2027

 Class A8-L Principal Balance
 as of the Cut-Off Date:  $14,917,610.00

                           ------------------------        Certificate No.
                               Registered Owner                            ----

                                    C-9-1

                                                           Exhibit C-9

                           MORTGAGE TRUST CERTIFICATE

                                   Class A9-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                         PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is September 30, 1997

Series 1997-5                          Portion of the Class A9-L Principal
                                       Balance as of the Cut-Off Date
                                       evidenced by this Certificate:
                                       $
                                        -----------------------------

 Class A9-L Remittance Rate:   9.000%

 Cut-Off Date:   September 1, 1997

 First Distribution Date:   October 27, 1997

 Last Scheduled Distribution Date:   October 25, 2027

 Class A9-L Principal Balance
 as of the Cut-Off Date:  $34,314,211.00

                           ------------------------        Certificate No.
                               Registered Owner                            ----

                                    C-10-1

                                                                 Exhibit C-10

                  MORTGAGE TRUST CERTIFICATE

                         Class A11-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                 PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is September 30, 1997

Series 1997-5                               Portion of the Class A11-L Principal
                                            Balance as of the Cut-Off Date
                                            evidenced by this Certificate:
                                            $
                                             -----------------------------------
Class A11-L Remittance Rate:   7.150%

Cut-Off Date:   September 1, 1997

First Distribution Date:   October 27, 1997

Last Scheduled Distribution Date:   October 25, 2027

Class A11-L Principal Balance
as of the Cut-Off Date:  $17,300,000.00


             -------------------------------           Certificate No.
                     Registered Owner                                  ----


                                   C-11-1

                                                                 Exhibit C-11

                  MORTGAGE TRUST CERTIFICATE

                         Class A12-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                 PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is September 30, 1997.

Series 1997-5                               Portion of the Class A12-L Principal
                                            Balance as of the Cut-Off Date
                                            evidenced by this Certificate:
                                            $
                                             -----------------------------------
Class A12-L Remittance Rate:   7.150%

Cut-Off Date:   September 1, 1997

First Distribution Date:   October 27, 1997

Last Scheduled Distribution Date:   October 25, 2027

Class A12-L Principal Balance
as of the Cut-Off Date:  $66,649,102.00

             -------------------------------           Certificate No.
                     Registered Owner                                  ----


                                   C-12-1

                                                                 Exhibit C-12


                MORTGAGE PASS-THROUGH CERTIFICATE

                           Class A13-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is September 30, 1997.

Series 1997-5                               Portion of the Class A13-L Principal
                                            Balance as of the Cut-Off Date
                                            Evidenced by this Certificate:
                                            $
                                             -----------------------------------
Class A13-L Remittance Rate:   7.150%

Cut-Off Date:   September 1, 1997

First Distribution Date:   October 27, 1997

Last Scheduled Distribution Date:   October 25, 2027

Class A13-L Principal Balance
as of the Cut-Off Date:   $18,772,000.00

             -------------------------------           Certificate No.
                     Registered Owner                                  ----


                                   C-12-1

                                                                 Exhibit C-13


                MORTGAGE PASS-THROUGH CERTIFICATE

                           Class A14-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                  PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is September 30, 1997.

Series 1997-5                               Portion of the Class A14-L Principal
                                            Balance as of the Cut-Off Date
                                            Evidenced by this Certificate:
                                            $
                                             -----------------------------------
Class A14-L Remittance Rate:   7.000%

Cut-Off Date:   September 1, 1997

First Distribution Date:   October 27, 1997

Last Scheduled Distribution Date:   October 25, 2027

Class A14-L Principal Balance
as of the Cut-Off Date:   $3,000,000.00

             -------------------------------           Certificate No.
                     Registered Owner                                  ----


                                   C-13-1

                                                                 Exhibit C-14


                  MORTGAGE TRUST CERTIFICATE

                         Class X-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                 PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is September 30, 1997.


Series 1997-5                          Portion of the Class X Notional Amount as
                                       of the Cut-Off Date Evidenced by this
                                       Certificate:
                                       $
                                        -----------------------------------
Class X-L Remittance Rate:   7.250%
applied to the Class X Notional Amount

Cut-Off Date:   September 1, 1997

First Distribution Date:   October 27, 1997

Last Scheduled Distribution Date:   October 25, 2027

Class X-L Principal Balance
as of the Cut-Off Date:   $22,241,969.81


             -------------------------------           Certificate No.
                     Registered Owner                                  ----


                                   C-14-1

                                                                 Exhibit C-15


                  MORTGAGE TRUST CERTIFICATE

                         Class B1-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                 PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is September 30, 1997.


Series 1997-5                               Portion of the Class B1-L Principal
                                            Amount as of the Cut-Off Date
                                            Evidenced by this Certificate:
                                            $
                                             -----------------------------------
Class B1-L Remittance Rate:   7.250%

Cut-Off Date:   September 1, 1997

First Distribution Date:   October 27, 1997

Last Scheduled Distribution Date:   October 25, 2027

Class B1-L Principal Balance
as of the Cut-Off Date:   $9,628,954.00


             -------------------------------           Certificate No.
                     Registered Owner                                  ----


                                   C-15-1

                                                                 Exhibit C-16


                  MORTGAGE TRUST CERTIFICATE

                         Class B2-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                 PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is September 30, 1997.

Series 1997-5                               Portion of the Class B2-L Principal
                                            Amount as of the Cut-Off Date
                                            Evidenced by this Certificate:
                                            $
                                             -----------------------------------
Class B2-L Remittance Rate:   7.250%

Cut-Off Date:   September 1, 1997

First Distribution Date:   October 27, 1997

Last Scheduled Distribution Date:   October 25, 2027

Class B2-L Principal Balance
as of the Cut-Off Date:   $2,626,078.00


             -------------------------------           Certificate No.
                     Registered Owner                                  ----


                                   C-16-1

                                                                 Exhibit C-17


                  MORTGAGE TRUST CERTIFICATE

                         Class B3-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                 PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is September 30, 1997.

Series 1997-5                               Portion of the Class B3-L Principal
                                            Amount as of the Cut-Off Date
                                            Evidenced by this Certificate:
                                            $
                                             -----------------------------------
Class B3-L Remittance Rate:   7.250%

Cut-Off Date:   September 1, 1997

First Distribution Date:   October 27, 1997

Last Scheduled Distribution Date:   October 25, 2027

Class B3-L Principal Balance
as of the Cut-Off Date:   $3,501,438.00


             -------------------------------           Certificate No.
                     Registered Owner                                  ----


                                   C-17-1

                                                                 Exhibit C-18


                  MORTGAGE TRUST CERTIFICATE

                         Class B4-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                 PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is September 30, 1997.

Series 1997-5                               Portion of the Class B4-L Principal
                                            Amount as of the Cut-Off Date
                                            Evidenced by this Certificate:
                                            $
                                             -----------------------------------
Class B4-L Remittance Rate:   7.250%

Cut-Off Date:   September 1, 1997

First Distribution Date:   October 27, 1997

Last Scheduled Distribution Date:   October 25, 2027

Class B4-L Principal Balance
as of the Cut-Off Date:   $1,575,647.00


             -------------------------------           Certificate No.
                     Registered Owner                                  ----



                                   C-18-1

                                                                 Exhibit C-19


                  MORTGAGE TRUST CERTIFICATE

                         Class B5-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                 PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is September 30, 1997.

Series 1997-5                               Portion of the Class B5-L Principal
                                            Amount as of the Cut-Off Date
                                            Evidenced by this Certificate:
                                            $
                                             -----------------------------------
Class B5-L Remittance Rate:   7.250%

Cut-Off Date:   September 1, 1997

First Distribution Date:   October 27, 1997

Last Scheduled Distribution Date:   October 25, 2027

Class B5-L Principal Balance
as of the Cut-Off Date:   $700,287.00


             -------------------------------           Certificate No.
                     Registered Owner                                  ----


                                   C-19-1

                                                                 Exhibit C-20


                  MORTGAGE TRUST CERTIFICATE

                         Class B6-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                 PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is September 30, 1997.

Series 1997-5                         Portion of the Class B6-L Principal Amount
                                      as of the Cut-Off Date Evidenced by this
                                      Certificate:
                                      $
                                       -----------------------------------
Class B6-L Remittance Rate:  7.250%

Cut-Off Date:  September 1, 1997

First Distribution Date:  October 27, 1997

Last Scheduled Distribution Date:  October 25, 2027

Class B6-L Principal Balance
as of the Cut-Off Date:  $1,255,508.65


             -------------------------------           Certificate No.
                     Registered Owner                                  ----


                                   C-20-1

                                                                 Exhibit C-21


                  MORTGAGE TRUST CERTIFICATE

                         Class R-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                 PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is September 30, 1997.

Series 1997-5                          Portion of the Class R-L Principal Amount
                                       as of the Cut-Off Date Evidenced by this
                                       Certificate:
                                       $
                                        -----------------------------------
Class R-L Remittance Rate:   7.250%

Cut-Off Date:   September 1, 1997

First Distribution Date:   October 27, 1997

Last Scheduled Distribution Date:   October 25, 2027

Class R-L Principal Balance
as of the Cut-Off Date:   $50.00


             -------------------------------           Certificate No.
                     Registered Owner                                  ----


                                   C-21-1

                                                                    EXHIBIT "D"
 (vlegal.ace v1.4)                                                    Page    1
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #       BORROWER                 STREET ADDRESS            CITY              STATE    ZIP       BALANCE        RATE     FEE
------       --------------------     --------------------      ---------------   -----   -----    -----------    --------  -----
500062500    GIORDANI,WILLIAM A       1503 WESTOVER ROAD        AUSTIN            TX      78703    $278,063.89    8.000     .150
500063213    BAGDADI,ALBERT           10083 QUARRYHILL PLACE    PARKER            CO      80134    $226,328.26    8.000     .250
500064103    MACDERMOTT,MICHAEL H     6145 VERMONT AVE          MCLEAN            VA      22101    $308,665.85    7.750     .150
500064122    BAXTER,JAMES M           4130 LOMAR TERRACE        MOUNT AIRY        MD      21771    $242,949.87    7.750     .150
500064126    HICKS,MARLOW B           52 SUTTON HILL ROAD       NORTH ANDOVER     MA      01845    $370,199.88    7.750     .150
500064161    WOOD,ELBERT M            11 MEADOW BROOK PLACE     THE WOODLANDS     TX      77382    $342,800.66    7.875     .150
500064342    RUBIN,MARK               4 SOUTH RUMSON AVENUE     MARGATE           NJ      08402    $362,881.67    8.500     .150
500064417    ENGLERT,ROBERT F         30 HEARTHSTONE PLACE      ANDOVER           MA      01810    $410,988.13    7.625     .150
500064460    LOPEZ,FRANCISCO J        2206-2208 FAIRFIELD BEACH FAIRFIELD         CT      06430    $448,391.36    7.750     .150
500064466    BRIGGS,BARRY LESTER      3150 WAILEA ALANUI DRIVE  KIHEI             HI      96753    $249,103.49    7.875     .150
500064469    HARRIS,JANE WAGENFELD    16314 VINTAGE OAKS LANE   DELRAY BEACH      FL      33484    $346,631.55    8.500     .150
500064558    CREEKMORE,PATRICIA       3 LITTLE BROOK ROAD       NORWALK           CT      06853    $550,198.23    7.875     .150
500064562    OBRIEN,MARK H            729 SEDGEWICK DRIVE       LIBERTYVILLE      IL      60048    $244,301.59    7.750     .150
500064585    HART,CHARLES L           2059 LEEDOMS DRIVE        NEWTOWN           PA      18940    $219,092.86    7.625     .150

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
500062500         7.850     .1000     7.750    11/01/2026  092401870                  $2,054.54                  09/01/1997
500063213         7.750     .0500     7.700    12/01/2026  6640312                    $1,671.52                  09/01/1997
500064103         7.600     .1000     7.500    03/01/2027  092421401                  $2,220.88                  09/01/1997
500064122         7.600     .1000     7.500    03/01/2027  092407177                  $1,748.05                  09/01/1997
500064126         7.600     .1000     7.500    03/01/2027  092420029                  $2,663.62                  09/01/1997
500064161         7.725     .1000     7.625    04/01/2027  092419172                  $2,494.24                  09/01/1997
500064342         8.350     .1000     8.250    04/01/2027  092419647                  $2,798.85                  09/01/1997
500064417         7.475     .1000     7.375    04/01/2027  092425607                  $2,919.65                  09/01/1997
500064460         7.600     .1000     7.500    04/01/2027  092420124                  $3,223.85                  09/01/1997
500064466         7.725     .1000     7.625    04/01/2027  092424040                  $1,812.49                  09/01/1997
500064469         8.350     .1000     8.250    04/01/2027  092426181                  $2,691.20                  09/01/1997
500064558         7.725     .1000     7.625    05/01/2027  091890455                  $4,002.38                  09/01/1997
500064562         7.600     .1000     7.500    05/01/2027  092428542                  $1,755.21                  09/01/1997
500064585         7.475     .1000     7.375    05/01/2027  092422878                  $1,557.15                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP            BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE           TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------          -------
500062500       360     .00      .00        .00        .000        .150         .250        $  350,000.00    N
500063213       360                                                                         $  284,768.00    N
500064103       360     .00      .00        .00        .000        .150         .250        $  387,500.00    N
500064122       360     .00      .00        .00        .000        .150         .250        $  305,000.00    N
500064126       360     .00      .00        .00        .000        .150         .250        $  465,249.00    Y
500064161       360     .00      .00        .00        .000        .150         .250        $  494,000.00    N
500064342       360     .00      .00        .00        .000        .150         .250        $  455,000.00    N
500064417       360     .00      .00        .00        .000        .150         .250        $  518,000.00    N
500064460       360     .00      .00        .00        .000        .150         .250        $1,000,000.00    N
500064466       360     .00      .00        .00        .000        .150         .250        $  333,300.00    N
500064469       360     .00      .00        .00        .000        .150         .250        $  913,000.00    N
500064558       360     .00      .00        .00        .000        .150         .250        $  690,000.00    N
500064562       360     .00      .00        .00        .000        .150         .250        $  348,500.00    N
500064585       360     .00      .00        .00        .000        .150         .250        $  297,500.00    N


 (vlegal.ace v1.4)                                                    Page    2
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #       BORROWER                 STREET ADDRESS            CITY              STATE    ZIP       BALANCE        RATE     FEE
------       --------------------     --------------------      ---------------   -----   -----    -----------    --------  -----
500064587    MCCLUSKEY,HELEN E        3515 OLD PFAFFTOWN DR.    WINSTON-SALEM     NC      27106    $284,207.70    7.875     .150
500064611    PHILLIPS,SHERRY SHORTEN  6365 DUNE DRIVE           BOROUGH OF AVAL   NJ      08202    $255,838.97    8.250     .150
500064616    DYSON,DUANE              6 SLAYBACK TERRACE        WEST ORANGE TOW   NJ      07052    $347,468.65    8.375     .150
500064619    SELLDORFF,JAMIE          105 BANK STREET           HARWICHPORT       MA      01501    $157,937.01    7.625     .150
500064623    DARAFEEV,PAUL            2321 N. CAMPUS AVENUE     UPLAND            CA      91784    $251,299.46    7.875     .150
500064626    MEYER,LOUIS K            10644 N. OAKWILDE AVENUE  STOCKTON          CA      95212    $359,024.10    8.000     .150
500064659    UMANSKY,GEORGE           65 VAIL LANE              WATCHUNG BOROUG   NJ      07060    $348,289.94    8.500     .150
500064673    FRAZIER,SHERREE E        757 PINE AVENUE           SAN JOSE          CA      95125    $241,733.75    7.750     .150
500064740    CONEYS,PAUL C            12315 OLYMPIC CLUB DRIVE  CHARLOTTE         NC      28226    $419,080.45    7.500     .150
500064765    WALLACE,LAURA B          4N475 ROBERT FROST CIRCLE ST. CHARLES       IL      60175    $258,448.05    7.750     .150
500064766    POPE,LEROY D             615 RAINFOREST LANE       ALLEN             TX      75013    $234,948.24    7.750     .150
500064788    BERRY,STEVEN T           13 FORGE HILL ROAD        PLEASANT VALLEY   CT      06063    $237,022.25    7.875     .150
500064791    DEFORNO,RICHARD E        1678 KIMBERTON ROAD       WEST VINCENT TO   PA      19425    $563,965.88    8.500     .150
500064812    GREENGARD,LESLIE F       45B COCHECO AVENUE        BRANFORD          CT      06405    $299,616.08    8.250     .150

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
500064587         7.725     .1000     7.625    05/01/2027  092423648                  $2,066.45                  09/01/1997
500064611         8.100     .1000     8.000    05/01/2027  092416167                  $1,927.00        12        09/01/1997
500064616         8.225     .1000     8.125    05/01/2027  092427197                  $2,654.17         2        09/01/1997
500064619         7.475     .1000     7.375    05/01/2027  092427856                  $1,121.15                  09/01/1997
500064623         7.725     .1000     7.625    05/01/2027  092428259                  $1,827.17                  09/01/1997
500064626         7.850     .1000     7.750    05/01/2027  092429569                  $2,641.55                  09/01/1997
500064659         8.350     .1000     8.250    05/01/2027  091892166                  $2,691.20                  09/01/1997
500064673         7.600     .1000     7.500    06/01/2027  092432489                  $1,735.51        12        09/01/1997
500064740         7.350     .1000     7.250    06/01/2027  092430347                  $2,941.95        12        09/01/1997
500064765         7.600     .1000     7.500    06/01/2027  092435299                  $1,855.51        12        09/01/1997
500064766         7.600     .1000     7.500    06/01/2027  092435450                  $1,686.79        12        09/01/1997
500064788         7.725     .1000     7.625    07/01/2027  092423096                  $1,720.95         3        09/01/1997
500064791         8.350     .1000     8.250    06/01/2027  092431615                  $4,344.36                  09/01/1997
500064812         8.100     .1000     8.000    07/01/2027  092431291                  $2,253.80                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
500064587       360     .00      .00        .00        .000        .150         .250        $376,500.00    N
500064611       360     .00      .00        .00        .000        .150         .250        $285,000.00    N
500064616       360     .00      .00        .00        .000        .150         .250        $388,000.00    N
500064619       360     .00      .00        .00        .000        .150         .250        $198,000.00    N
500064623       360     .00      .00        .00        .000        .150         .250        $315,000.00    N
500064626       360     .00      .00        .00        .000        .150         .250        $450,000.00    N
500064659       360     .00      .00        .00        .000        .150         .250        $565,000.00    N
500064673       360     .00      .00        .00        .000        .150         .250        $285,000.00    N
500064740       360     .00      .00        .00        .000        .150         .250        $495,000.00    N
500064765       360     .00      .00        .00        .000        .150         .250        $305,000.00    N
500064766       360     .00      .00        .00        .000        .150         .250        $277,000.00    N
500064788       360     .00      .00        .00        .000        .150         .250        $282,353.00    N
500064791       360     .00      .00        .00        .000        .150         .250        $850,000.00    N
500064812       360     .00      .00        .00        .000        .150         .250        $375,000.00    N

 (vlegal.ace v1.4)                                                    Page    3
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #      BORROWER                 STREET ADDRESS             CITY              STATE    ZIP       BALANCE        RATE     FEE
------      --------------------     --------------------       ---------------   -----   -----    -----------    --------  -----
500064868   JOHNSON,DOUGLAS W         1721 MADISON AVE          GREENSBORO        NC      27403    $257,303.10    8.000     .150
500064872   HORNE,MARY C              150 SLICE DRIVE           STAMFORD          CT      06907    $328,956.49    8.000     .150
500064882   ARNOLD,RONALD R           4740 BROOKRIDGE DRIVE     CENTER VALLEY     PA      18034    $229,666.00    7.625     .150
500064884   POURTAVOSI,YORAM          9928 ANTHONY PLACE        BEVERLY HILLS     CA      90210    $494,070.53    8.375     .250
500064885   MARTIN,JAMES E            916 GARDENIA DRIVE        DELRAY BEACH      FL      33483    $244,686.48    8.250     .150
500064886   MCKENZIE,MARY A           175 NIMITZ ROAD           KERRVILLE         TX      78028    $359,467.96    7.750     .150
500064924   ADAMS,MATTHEW R           129 SHELTER ROCK ROAD     STAMFORD          CT      06903    $366,705.60    8.000     .150
500064931   SCHMOELZER,HERBERT A      92 RACHELLE AVENUE        STAMFORD          CT      06902    $268,607.46    8.500     .250
500064934   COHEN,ROBERT              3 CARRIAGE PATH           TWP. OF CHADDS    PA      19317    $349,350.73    8.250     .150
500064959   LEACH,JULIAN P K JR       4455 SHEPPARD LANE        ELLICOTT CITY     MD      21042    $427,492.80    8.625     .250
500064960   SERAFINE,ARTHUR D         704 S. ELM STREET         HINSDALE          IL      60521    $549,259.46    8.000     .150
500064962   MOSCHELLA,MARK A & NANCY  24 SAMUAL HARRINGTON ROAD WESTBOROUGH       MA      01581    $249,493.40    8.000     .250
500064963   BISIG,JEROME J & JANET K  8330 HEWLETT RD           ATLANTA           GA      30350    $600,106.69    8.000     .250
500064964   FOX,TIMOTHY H & JOELLE G  1118 ZIMMER DRIVE         ATLANTA           GA      30306    $290,110.93    8.000     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
500064868         7.850     .1000     7.750    07/01/2027  092431652                  $1,890.54        12        09/01/1997
500064872         7.850     .1000     7.750    07/01/2027  092433551                  $2,417.02        12        09/01/1997
500064882         7.475     .1000     7.375    07/01/2027  092428060                  $1,627.93                  09/01/1997
500064884         8.125     .0500     8.075    06/01/2027  092436465                  $3,762.36                  09/01/1997
500064885         8.100     .1000     8.000    07/01/2027  092436645                  $1,840.60                  09/01/1997
500064886         7.600     .1000     7.500    07/01/2027  092436874                  $2,579.08        12        09/01/1997
500064924         7.850     .1000     7.750    07/01/2027  092434585                  $2,694.38                  09/01/1997
500064931         8.250     .0500     8.200    06/01/2027  092437988                  $2,069.15         2        09/01/1997
500064934         8.100     .1000     8.000    07/01/2027  092440219                  $2,629.43                  09/01/1997
500064959         8.375     .0500     8.325    07/01/2027  092432676                  $3,328.94                  09/01/1997
500064960         7.850     .1000     7.750    07/01/2027  092436552                  $4,035.71                  09/01/1997
500064962         7.750     .0425     7.708    06/01/2027  0939587                    $1,834.42                  09/01/1997
500064963         7.750     .0425     7.708    06/01/2027  8367671                    $4,413.60                  09/01/1997
500064964         7.750     .0425     7.708    06/01/2027  0939491                    $2,133.06        18        09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET          CERT.       PROP           BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN        MARGIN      VALUE          TYPE
------          ----    ----     -----      ----       ------      ------        ------      ------         -------
500064868       360     .00      .00        .00        .000        .150          .250        $289,000.00     N
500064872       360     .00      .00        .00        .000        .150          .250        $366,000.00     N
500064882       360     .00      .00        .00        .000        .150          .250        $367,000.00     N
500064884       360     .00      .00        .00        .000        .250          .300        $660,000.00     N
500064885       360     .00      .00        .00        .000        .150          .250        $315,000.00     N
500064886       360     .00      .00        .00        .000        .150          .250        $400,000.00     N
500064924       360     .00      .00        .00        .000        .150          .250        $459,000.00     N
500064931       360     .00      .00        .00        .000        .250          .300        $299,000.00     N
500064934       360     .00      .00        .00        .000        .150          .250        $510,000.00     N
500064959       360     .00      .00        .00        .000        .250          .300        $535,000.00     N
500064960       360     .00      .00        .00        .000        .150          .250        $690,000.00     N
500064962       360     .00      .00        .00        .000        .250          .293        $382,000.00     N
500064963       360     .00      .00        .00        .000        .250          .293        $802,000.00     N
500064964       360     .00      .00        .00        .000        .250          .293        $323,000.00     N

 (vlegal.ace v1.4)                                                    Page    4
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                     SCHEDULED     INTEREST  LNDR
LOAN #      BORROWER                   STREET ADDRESS             CITY             STATE    ZIP       BALANCE        RATE     FEE
------      --------------------       --------------------       ---------------  -----   -----    -----------    --------  ----
500064965   MORETZ,CHARLES HUGH JR &   32 SEVENTY ACRE ROAD       REDDING          CT      06896    $291,942.45    8.375     .250
500064966   CALTABIANO,DAVID C & VICT  15423 NORTH CABRILLO DRIV  FOUNTAIN HILLS   AZ      85268    $267,481.31    8.375     .250
500064967   GAROFALO,ROSS J & PATRICI  45 LEDGETREE ROAD          MEDFIELD         MA      02052    $299,392.09    8.000     .250
500064968   EMONT,GEORGE D & PREMINGE  6212 INNES TRACE           LOUISVILLE       KY      40222    $225,564.69    8.250     .250
500064969   LEONARDIS,ARCHIE & ANNE    23 ROOSEVELT RD            MAPLEWOOD        NJ      07040    $273,485.50    8.375     .250
500064978   MCGOWAN,JOHN A & DIANNA H  328 DOVER LANE             MADISON          MS      39110    $299,392.10    8.000     .250
500064980   THARP,MICHAEL D & ROBIN D  529 N LINCOLN STREET       HINSDALE         IL      60521    $718,236.66    8.500     .250
500064981   ROBBINS,LORI C & ROBERT C  938 SEAGATE DR             DELRAY BEACH     FL      33483    $264,420.94    7.625     .250
500064982   TURA,DAVID G & BONNIE J    105 HEATHER CREEK RUN      YOUNGSTOWN       OH      44511    $251,538.76    8.500     .250
500064983   DOYLE,SCOTT W              5100 EAST 17TH AVENUE      DENVER           CO      80220    $260,386.77    8.125     .250
500064984   ALLEN,KEVIN C & KATHLEEN   214 W AVONDALE DR          PALATINE         IL      60067    $238,040.60    8.250     .250
500064985   SMITH,BRENTLEY G & CYNTHI  8202 INISTORK CT           DUBLIN           OH      43017    $342,116.08    8.250     .250
500064987   BANERJEE,SANJAY & JABA     1742 CANONERO DR           AUSTIN           TX      78746    $397,672.09    8.500     .250
500064988   ALEXANDER,TOD BRAWLEY & H  5809 BRAMBLEWOOD DRIVE     RALEIGH          NC      27612    $250,753.61    8.125     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
500064965         8.125     .0425     8.083    07/01/2027  0938367                    $2,223.22                  09/01/1997
500064966         8.125     .0425     8.083    07/01/2027  0939647                    $2,065.12                  09/01/1997
500064967         7.750     .0425     7.708    06/01/2027  0938988                    $2,201.30                  09/01/1997
500064968         8.000     .0425     7.958    06/01/2027  0937695                    $1,697.86                  09/01/1997
500064969         8.125     .0425     8.083    06/01/2027  9169354                    $2,082.60                  09/01/1997
500064978         7.750     .0425     7.708    06/01/2027  0939450                    $2,201.29                  09/01/1997
500064980         8.250     .0425     8.208    05/01/2027  0937516                    $5,536.18                  09/01/1997
500064981         7.375     .0425     7.333    06/01/2027  8580036                    $1,875.66                  09/01/1997
500064982         8.250     .0425     8.208    06/01/2027  8628978                    $1,937.67                  09/01/1997
500064983         7.875     .0425     7.833    06/01/2027  0939514                    $1,937.92        12        09/01/1997
500064984         8.000     .0425     7.958    06/01/2027  0938301                    $1,791.78                  09/01/1997
500064985         8.000     .0425     7.958    05/01/2027  0938451                    $2,576.84                  09/01/1997
500064987         8.250     .0425     8.208    06/01/2027  0938103                    $3,094.88                  09/01/1997
500064988         7.875     .0425     7.833    06/01/2027  0939298                    $1,865.52                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP            BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE           TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------          -------
500064965       360     .00      .00        .00        .000        .250         .293        $  397,000.00    N
500064966       360     .00      .00        .00        .000        .250         .293        $  356,000.00    N
500064967       360     .00      .00        .00        .000        .250         .293        $  408,000.00    N
500064968       360     .00      .00        .00        .000        .250         .293        $  285,000.00    N
500064969       360     .00      .00        .00        .000        .250         .293        $  344,500.00    N
500064978       360     .00      .00        .00        .000        .250         .293        $  378,000.00    N
500064980       360     .00      .00        .00        .000        .250         .293        $1,050,000.00    N
500064981       360     .00      .00        .00        .000        .250         .293        $  390,000.00    N
500064982       360     .00      .00        .00        .000        .250         .293        $  330,000.00    N
500064983       360     .00      .00        .00        .000        .250         .293        $  290,000.00    N
500064984       360     .00      .00        .00        .000        .250         .293        $  304,350.00    N
500064985       360     .00      .00        .00        .000        .250         .293        $  550,000.00    N
500064987       360     .00      .00        .00        .000        .250         .293        $  565,000.00    N
500064988       360     .00      .00        .00        .000        .250         .293        $  335,000.00    N

 (vlegal.ace v1.4)                                                    Page    5
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #      BORROWER                   STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------      --------------------       --------------------     ---------------   -----   -----    -----------    --------  -----
500064989   SMITH,DAVID J & FRANCINE   775 WATERTOWN STREET     NEWTON            MA      02165    $214,545.85    7.875     .250
500064997   JAMES,KODUVATHARA L & MAR  5812 CABIN WAY           LOUISVILLE        KY      40222    $645,987.97    8.250     .250
500064998   DUNLAP,OWEN M & IRISH H    1308 CANTERBURY ROAD     RALEIGH           NC      27608    $229,134.75    8.000     .250
500064999   MARLEY,CHARLES D JR & KEL  130 COUTRY MANOR DR      YORK              PA      17404    $399,209.70    8.125     .250
500065000   BROOKS,CLAUDE W &MARABETH  8935 NESBIT LAKES DR     ALPHARETTA        GA      30202    $349,516.69    7.875     .250
500065001   PEARSON,THOMAS O & PAMELA  4140 SAN CARLOS DR       DALLAS            TX      75205    $359,074.83    7.875     .250
500065002   HOGLUND,HARRY R & JO ANNE  2213 MIRAMAR LANE        BUFFALO GROVE     IL      60089    $254,496.18    8.125     .250
500065003   OBERT,LAWRENCE L & DOROTH  3625 NEWPORT BAY DR      ALPHARETTA        GA      30202    $366,154.90    8.500     .250
500065004   GAMSS,BRADLEY & NANCY L    22651 BRIDLE TRAIL       KILDEER           IL      60047    $299,436.68    8.375     .250
500065005   LEVY,BRENT & EVE           34735 RANCHERO ROAD      EVERGREEN         CO      80439    $284,436.91    8.125     .250
500065007   BOLTON,JOHN W & NANCY J    2267 GARTH RD            CHARLOTTESVILLE   VA      22901    $259,667.28    8.250     .250
500065008   AMMONS,TIMOTHY D & COURTN  305 GROSVENOR DRIVE      RALEIGH           NC      27615    $296,150.71    8.000     .250
500065010   MATHEWS,JOSEPH & KIM       3613 SHENENDOAH          DALLAS            TX      05205    $489,380.87    7.875     .250
500065011   MOSLE,JON L III & JENNIFE  4116 PURDUE BLVD         DALLAS            TX      75225    $369,514.30    8.125     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
500064989         7.625     .0425     7.583    06/01/2027  0938276                    $1,558.90                  09/01/1997
500064997         8.000     .0425     7.958    06/01/2027  0938418                    $4,883.23                  09/01/1997
500064998         7.750     .0425     7.708    06/01/2027  8619355                    $1,684.73                  09/01/1997
500064999         7.875     .0425     7.833    06/01/2027  8618897                    $2,969.99         2        09/01/1997
500065000         7.625     .0425     7.583    07/01/2027  0939352                    $2,537.75                  09/01/1997
500065001         7.625     .0425     7.583    07/01/2027  8673014                    $2,633.46                  09/01/1997
500065002         7.875     .0425     7.833    06/01/2027  0939496                    $1,893.37                  09/01/1997
500065003         8.250     .0425     8.208    06/01/2027  0939814                    $2,821.92                  09/01/1997
500065004         8.125     .0425     8.083    07/01/2027  0938709                    $2,280.22                  09/01/1997
500065005         7.875     .0425     7.833    06/01/2027  0940183                    $2,116.12        12        09/01/1997
500065007         8.000     .0425     7.958    07/01/2027  8597936                    $1,953.30                  09/01/1997
500065008         7.750     .0425     7.708    07/01/2027  0939477                    $2,175.98        12        09/01/1997
500065010         7.625     .0425     7.583    06/01/2027  0939430                    $3,555.75                  09/01/1997
500065011         7.875     .0425     7.833    07/01/2027  0939446                    $2,747.24                  09/01/1997

                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
500064989       360     .00      .00        .00        .000        .250         .293        $289,000.00    N
500064997       360     .00      .00        .00        .000        .250         .293        $945,000.00    N
500064998       360     .00      .00        .00        .000        .250         .293        $287,000.00    N
500064999       360     .00      .00        .00        .000        .250         .293        $461,000.00    N
500065000       360     .00      .00        .00        .000        .250         .293        $456,000.00    N
500065001       360     .00      .00        .00        .000        .250         .293        $626,000.00    N
500065002       360     .00      .00        .00        .000        .250         .293        $319,001.00    N
500065003       360     .00      .00        .00        .000        .250         .293        $550,000.00    N
500065004       360     .00      .00        .00        .000        .250         .293        $500,000.00    N
500065005       360     .00      .00        .00        .000        .250         .293        $470,000.00    N
500065007       360     .00      .00        .00        .000        .250         .293        $725,000.00    N
500065008       360     .00      .00        .00        .000        .250         .293        $332,200.00    N
500065010       360     .00      .00        .00        .000        .250         .293        $613,000.00    N
500065011       360     .00      .00        .00        .000        .250         .293        $580,000.00    N

 (vlegal.ace v1.4)                                                    Page    6
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #      BORROWER                   STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------      --------------------       --------------------     ---------------   -----   -----    -----------    --------  -----
500065012   GYSEL,JAMES D & KATHERINE  8176 LONE OAK CT         LITLETON          CO      80124    $223,605.29    8.125     .250
500065014   GEMMELL,JAMES D            973 WINDSOR HILLS CIRCLE SAN JOSE          CA      95123    $239,560.13    7.750     .150
500065015   KENCH,WILLIAM E            3080 DEVEREUX CHASE      ROSWELL           GA      30075    $223,616.56    7.500     .150
500065016   GOLDMAN,THEODORE L         2 COBBLESTONE COURT      CENTERPORT        NY      11707    $481,933.58    7.875     .150
500065017   BEARSE,STEPHEN B           4072 YELLOW GINGER GLEN  NORCROSS          GA      30092    $274,610.57    7.750     .150
500065018   SHARON,PAUL                136 88TH STREET          BROOKLYN          NY      11209    $287,230.06    8.250     .150
500065019   FAIRBANKS,RUSSELL N JR     5851 E SANNA STREET      PARADISE VALLEY   AZ      85253    $349,540.55    8.125     .150
500065020   VANDENBERG,LAWRENCE H      32310 NE 8TH ST.         CARNATION         WA      98014    $215,294.69    7.750     .150
500065021   WASSEF,EMIL H              52 TWIN RIDGES ROAD      OSSINGING         NY      10562    $269,654.48    8.250     .250
500065022   BRIGGS,ALLAN R             7615 YENNICOOK           HUDSON            OH      44236    $399,419.14    7.625     .150
500065023   MCKENZIE,RICHARD S         684 EAST AVENUE          BOROUGH OF BAY    NJ      08742    $479,401.22    8.375     .150
500065024   MEYERS,GLEN C              1705 DOUBLE ARCH COURT   LAS VEGAS         NV      89128    $244,969.51    8.000     .150
500065025   STECHER,DAVID W            13743 PASEO VALLE ALTO   POWAY             CA      92064    $678,987.53    7.500     .150
500065031   CATES,JOSHUA J & PATRICIA  395 HERON LN             CHARLOTTESVILLE   VA      22903    $212,809.78    8.500     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
500065012         7.875     .0425     7.833    07/01/2027  0940277                    $1,663.20                  09/01/1997
500065014         7.600     .1000     7.500    07/01/2027  092425555                  $1,719.39                  09/01/1997
500065015         7.350     .1000     7.250    07/01/2027  092430878                  $1,565.89                  09/01/1997
500065016         7.725     .1000     7.625    07/01/2027  092430907                  $3,499.18                  09/01/1997
500065017         7.600     .1000     7.500    07/01/2027  092431351                  $1,970.13                  09/01/1997
500065018         8.100     .1000     8.000    07/01/2027  092431994                  $2,163.65         2        09/01/1997
500065019         7.975     .1000     7.875    07/01/2027  092435405                  $2,598.74                  09/01/1997
500065020         7.600     .1000     7.500    07/01/2027  092436641                  $1,544.58                  09/01/1997
500065021         8.000     .0500     7.950    07/01/2027  092436729                  $2,028.42        12        09/01/1997
500065022         7.475     .1000     7.375    07/01/2027  092437841                  $2,831.18                  09/01/1997
500065023         8.225     .1000     8.125    07/01/2027  092438340                  $3,648.35                  09/01/1997
500065024         7.850     .1000     7.750    07/01/2027  092440561                  $1,801.03         3        09/01/1997
500065025         7.350     .1000     7.250    07/01/2027  092441504                  $4,754.66                  09/01/1997
500065031         8.250     .0425     8.208    12/01/2026  8597723                    $1,643.55                  09/01/1997

                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP           BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE          TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------         -------
500065012       360     .00      .00        .00        .000        .250         .293        $280,000.00     N
500065014       360     .00      .00        .00        .000        .150         .250        $327,817.00     N
500065015       360     .00      .00        .00        .000        .150         .250        $279,994.55     N
500065016       360     .00      .00        .00        .000        .150         .250        $603,275.00     N
500065017       360     .00      .00        .00        .000        .150         .250        $354,458.00     N
500065018       360     .00      .00        .00        .000        .150         .250        $320,000.00     N
500065019       360     .00      .00        .00        .000        .150         .250        $710,000.00     N
500065020       360     .00      .00        .00        .000        .150         .250        $269,500.00     N
500065021       360     .00      .00        .00        .000        .250         .300        $300,000.00     N
500065022       360     .00      .00        .00        .000        .150         .250        $509,551.00     N
500065023       360     .00      .00        .00        .000        .150         .250        $600,000.00     N
500065024       360     .00      .00        .00        .000        .150         .250        $258,410.00     N
500065025       360     .00      .00        .00        .000        .150         .250        $850,000.00     N
500065031       360     .00      .00        .00        .000        .250         .293        $295,000.00     N

 (vlegal.ace v1.4)                                                    Page    7
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                      SCHEDULED     INTEREST  LNDR
LOAN #      BORROWER                   STREET ADDRESS             CITY              STATE    ZIP       BALANCE        RATE     FEE
------      --------------------       --------------------       ---------------   -----   -----    -----------    --------  -----
500065032   SKYE,GREGORY P & KIMBERLY  537 TURTLE CREEK DRIVE     BRENTWOOD         TN      37027    $561,416.53    8.250     .250
500065033   GRUNDY,PAUL G & CLARA M    3002 SENNA RIDGE TRAIL     ROUND ROCK        TX      78664    $235,272.27    8.000     .250
500065034   COLEMAN,JOSEPH LANCE & ST  6 WOODBRIDGE COURT         MANSFIELD         TX      76063    $243,492.93    7.875     .250
500065035   RIFFLE,TIMOTHY J & MCCONN  2203 DEERWOOD PKWY         GREENWOOD         IN      46143    $242,555.24    8.500     .250
500065036   BINDER,JOHN C & ELLEN      2525 THORNWOOD AVENUE      WILMETTE          IL      60091    $277,464.51    8.250     .250
500065037   COLAVITO,JOSEPH W II       2008 PALMETTO DUNES CT     DULUTH            GA      30155    $336,915.90    8.000     .250
500065039   SANFRATELLO WILLIAM S & D  5970 WHITESTONE            SUWANEE           GA      30174    $299,596.08    8.000     .250
500065045   SINGLEY,G WAYNE & SAUNDER  608 PINEWOOD DR            ANNAPOLIS         MD      21401    $279,432.60    8.000     .250
500065046   RIVERS,STEVEN BARWICK & T  4555 TRUSSVILLE CLAY RD    TRUSSVILLE        AL      35173    $239,537.71    8.250     .250
500065047   O'NEAL,RODGER A & ANGELA   8942 SOUTH KITTIWAKE STRE  LITTLETON         CO      80124    $247,497.44    8.000     .250
500065048   LEGGETT,MARTHA E           6242 CHEVY CHASE DRIVE     HOUSTON           TX      77057    $301,771.56    7.875     .250
500065049   PUE,CHARLES A & EATON,LYN  6944 PERRY DRIVE           WORTHINGTON       OH      43085    $294,601.82    8.000     .250
500065050   JAMIESON,DAVID M & GINEVR  1214 EDGEBROOK DRIVE       MODESTO           CA      95354    $245,526.15    8.250     .250
500065051   PATTON,K FRANKLIN          1647 MOUNTAIN SHADOW       STONE MOUNTAIN    GA      30087    $598,844.28    8.250     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
500065032         8.000     .0425     7.958    06/01/2027  0937874                    $4,225.88                  09/01/1997
500065033         7.750     .0425     7.708    06/01/2027  8619869                    $1,729.86        15        09/01/1997
500065034         7.625     .0425     7.583    06/01/2027  8429709                    $1,769.17                  09/01/1997
500065035         8.250     .0425     8.208    06/01/2027  8618611                    $1,868.46                  09/01/1997
500065036         8.000     .0425     7.958    06/01/2027  0938288                    $2,088.53                  09/01/1997
500065037         7.750     .0425     7.708    06/01/2027  0938242                    $2,477.19                  09/01/1997
500065039         7.750     .0425     7.708    07/01/2027  0938561                    $2,201.30                  09/01/1997
500065045         7.750     .0425     7.708    06/01/2027  8629303                    $2,054.55                  09/01/1997
500065046         8.000     .0425     7.958    06/01/2027  8644524                    $1,803.05         2        09/01/1997
500065047         7.750     .0425     7.708    06/01/2027  0939979                    $1,819.74        12        09/01/1997
500065048         7.625     .0425     7.583    06/01/2027  9175060                    $2,192.61                  09/01/1997
500065049         7.750     .0425     7.708    06/01/2027  0939456                    $2,166.07        12        09/01/1997
500065050         8.000     .0425     7.958    06/01/2027  9163557                    $1,848.12                  09/01/1997
500065051         8.000     .0425     7.958    06/01/2027  8644307                    $4,507.61                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
500065032       360     .00      .00        .00        .000        .250         .293        $750,000.00    N
500065033       360     .00      .00        .00        .000        .250         .293        $265,777.00    N
500065034       360     .00      .00        .00        .000        .250         .293        $313,000.00    N
500065035       360     .00      .00        .00        .000        .250         .293        $315,000.00    N
500065036       360     .00      .00        .00        .000        .250         .293        $478,000.00    N
500065037       360     .00      .00        .00        .000        .250         .293        $422,000.00    N
500065039       360     .00      .00        .00        .000        .250         .293        $399,900.00    N
500065045       360     .00      .00        .00        .000        .250         .293        $350,000.00    N
500065046       360     .00      .00        .00        .000        .250         .293        $275,000.00    N
500065047       360     .00      .00        .00        .000        .250         .293        $310,000.00    N
500065048       360     .00      .00        .00        .000        .250         .293        $378,000.00    N
500065049       360     .00      .00        .00        .000        .250         .293        $328,000.00    N
500065050       360     .00      .00        .00        .000        .250         .293        $307,500.00    N
500065051       360     .00      .00        .00        .000        .250         .293        $750,000.00    N

 (vlegal.ace v1.4)                                                    Page    8
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                      SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                   STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------       --------------------     ---------------   -----   -----    -----------    --------  -----
500065052     OUTLAND,DONALD R & SUSAN   9047 NORTH 126TH STREET  SCOTTSDALE        AZ     85259     $250,316.90    8.250     .250
500065053     SCOGGIN,LARRY E            15821 HOLLINGBOURNE RD   HUNTERSVILLE      NC     28078     $225,138.68    7.875     .150
500065054     CAMPLIN,ERIC S             1441 NEWTON AVENUE       BATAVIA           IL     60510     $226,531.23    8.625     .250
500065057     TERRY,ROBERT M             1510 SPRUCE COURT        SOUTHLAKE         TX     76092     $233,635.01    8.000     .150
500065058     MORAN,JOHN P               721 CADILLAC DRIVE       SCOTTS VALLEY     CA     95066     $311,673.50    7.375     .150
500065059     DAVILA,LUIS V              1503 KEATS               NAPERVILLE        IL     60564     $218,190.58    7.750     .150
500065060     PROCTOR,MARK               2364 SUNSET CURVE        UPLAND            CA     91784     $431,432.91    8.125     .150
500065062     BAUGHMAN,WILLIAM S & Z IL  69 HILLSIDE AVENUE       NEWTON            MA     02165     $341,770.11    7.750     .250
500065063     PHIPPS,BRUCE E & JACOBSON  15 S SCHULTZ RD          TELFORD           PA     18969     $251,476.31    7.875     .250
500065064     SPIVACK,SHERYL M           3622 PROSPECT STREET NW  WASHINGTON        DC     20007     $214,338.29    7.625     .250
500065065     LARSON,STUART W & ANNE M   151 OLD BRIDGE RD        DANVILLE          KY     40422     $220,064.34    8.125     .250
500065066     WATERS,THERESA STONE & KE  365 STONEHAVEN DRIVE     MANDEVILLE        LA     70471     $246,460.27    7.625     .250
500065067     PEMBERTON,STEPHEN W & JUL  9405 SOUTH LARK SPARROW  HIGHLANDS RANCH   CO     80126     $258,112.49    7.875     .250
500065068     NEWMAN,MICHAEL & KAREN     96 CARL PL               WESTWOOD          NJ     07675     $159,181.08    8.500     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
500065052         8.000     .0425     7.958    06/01/2027  9070640                    $1,884.18        14        09/01/1997
500065053         7.725     .1000     7.625    07/01/2027  092427604                  $1,634.67         2        09/01/1997
500065054         8.375     .0500     8.325    07/01/2027  092433325                  $1,764.03                  09/01/1997
500065057         7.850     .1000     7.750    07/01/2027  092439161                  $1,716.64        12        09/01/1997
500065058         7.225     .1000     7.125    07/01/2027  092440159                  $2,155.94        12        09/01/1997
500065059         7.600     .1000     7.500    07/01/2027  092441249                  $1,565.36                  09/01/1997
500065060         7.975     .1000     7.875    07/01/2027  092441992                  $3,207.59                  09/01/1997
500065062         7.500     .0425     7.458    06/01/2027  0938946                    $2,453.72                  09/01/1997
500065063         7.625     .0425     7.583    06/01/2027  0939165                    $1,827.18        12        09/01/1997
500065064         7.375     .0425     7.333    07/01/2027  8575103                    $1,519.28                  09/01/1997
500065065         7.875     .0425     7.833    06/01/2027  8657531                    $1,637.21        12        09/01/1997
500065066         7.375     .0425     7.333    06/01/2027  0937861                    $1,748.25                  09/01/1997
500065067         7.625     .0425     7.583    06/01/2027  0939681                    $1,875.39                  09/01/1997
500065068         8.250     .0425     8.208    06/01/2027  9168950                    $1,230.27                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
500065052       360     .00      .00        .00        .000        .250         .293        $264,000.00    N
500065053       360     .00      .00        .00        .000        .150         .250        $237,337.00    N
500065054       360     .00      .00        .00        .000        .250         .300        $283,500.00    N
500065057       360     .00      .00        .00        .000        .150         .250        $260,000.00    N
500065058       360     .00      .00        .00        .000        .150         .250        $380,000.00    N
500065059       360     .00      .00        .00        .000        .150         .250        $278,500.00    N
500065060       360     .00      .00        .00        .000        .150         .250        $540,000.00    N
500065062       360     .00      .00        .00        .000        .250         .293        $692,500.00    N
500065063       360     .00      .00        .00        .000        .250         .293        $280,000.00    N
500065064       360     .00      .00        .00        .000        .250         .293        $670,000.00    N
500065065       360     .00      .00        .00        .000        .250         .293        $245,000.00    N
500065066       360     .00      .00        .00        .000        .250         .293        $314,000.00    N
500065067       360     .00      .00        .00        .000        .250         .293        $345,000.00    N
500065068       360     .00      .00        .00        .000        .250         .293        $270,000.00    N

 (vlegal.ace v1.4)                                                    Page    9
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                       SCHEDULED     INTEREST  LNDR
LOAN #       BORROWER                   STREET ADDRESS             CITY              STATE    ZIP       BALANCE        RATE     FEE
------       --------------------       --------------------       ---------------   -----   -----    -----------    --------  ----
500065069    HUBER,AMY JO & STEPHAN D   8905 AYRSHIRE AVE          LOUISVILLE        KY      40222    $379,513.71    8.250     .250
500065105    KLOSE,DALE F & GWENN N     85 BISHOP LANE             SOUTH RUSSELL     OH      44022    $209,585.09    8.125     .250
500065106    PAPPAS,ROBERT T & BARBARA  439 ENGELWOOD COURT        POWELL            OH      43065    $393,740.12    8.250     .250
500065107    HARNISH,STEVEN & MARY BET  4115 BEVERLY RD            ROCKVILLE         MD      20853    $339,542.22    8.000     .250
500065108    WORL,ROGER E & TERESA      936 WINDY HILL CT          RUSSIAVILLE       IN      46979    $222,891.30    8.500     .250
500065109    CIRLINCIONE,JOSEPH & LILI  370 ARTHUR COURT           ROSELLE           IL      60172    $233,311.09    8.375     .250
500065129    MCGOFF,DAVID P             50 PENNOCK ROAD            ASHLAND           MA      01721    $281,959.72    8.250     .150
500065130    TRIBIE,EMMANUEL            6 WHITEFIELD DRIVE         TRUMBULL          CT      06611    $224,697.05    8.000     .150
500065131    MACHIN,LOUIS M             22 DEVON PLACE             BOROUGH OF NEW    NJ      07974    $254,390.32    8.500     .150
500065132    EASTER,THOMAS G II         5853 DIAMOND POINT CIRCLE  EL PASO           TX      79912    $322,597.08    8.375     .150
500065133    KRASS,MARC S               9806 INDIAN SPRINGS DRIVE  CINCINNATI        OH      45241    $228,528.87    8.625     .150
500065134    WILLIAMS,SYDNEY J JR       298 MOORING LINE DRIVE     NAPLES            FL      34102    $498,743.81    8.375     .250
500065135    CARLSON,GLENN              3 PALM COURT               HANOVER TOWNSHI   NJ      07936    $287,521.27    8.125     .150
500065136    ZAMORSKI,MICHAEL J         3300 WRENN HOUSE CT.       HERNDON           VA      20171    $222,000.69    8.000     .150

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
500065069         8.000     .0425     7.958    07/01/2027  8657720                    $2,854.82                  09/01/1997
500065105         7.875     .0425     7.833    06/01/2027  8611690                    $1,559.25                  09/01/1997
500065106         8.000     .0425     7.958    06/01/2027  0938361                    $2,963.75                  09/01/1997
500065107         7.750     .0425     7.708    07/01/2027  8575098                    $2,494.80                  09/01/1997
500065108         8.250     .0425     8.208    06/01/2027  8585420                    $1,716.99                  09/01/1997
500065109         8.125     .0425     8.083    06/01/2027  0938278                    $1,776.67        12        09/01/1997
500065129         8.100     .1000     8.000    07/01/2027  092427312                  $2,120.98         2        09/01/1997
500065130         7.850     .1000     7.750    07/01/2027  092432081                  $1,650.97                  09/01/1997
500065131         8.350     .1000     8.250    07/01/2027  092432804                  $1,958.42        12        09/01/1997
500065132         8.225     .1000     8.125    07/01/2027  092433720                  $2,455.03         3        09/01/1997
500065133         8.475     .1000     8.375    07/01/2027  092434044                  $1,779.58                  09/01/1997
500065134         8.125     .0500     8.075    05/01/2027  092434205                  $3,800.36                  09/01/1997
500065135         7.975     .1000     7.875    07/01/2027  092435347                  $2,138.39                  09/01/1997
500065136         7.850     .1000     7.750    07/01/2027  092435456                  $1,631.16        12        09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP            BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE           TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------          -------
500065069       360     .00      .00        .00        .000        .250         .293        $  480,000.00    N
500065105       360     .00      .00        .00        .000        .250         .293        $  324,550.00    N
500065106       360     .00      .00        .00        .000        .250         .293        $  495,000.00    N
500065107       360     .00      .00        .00        .000        .250         .293        $  470,000.00    N
500065108       360     .00      .00        .00        .000        .250         .293        $  285,000.00    N
500065109       360     .00      .00        .00        .000        .250         .293        $  275,000.00    N
500065129       360     .00      .00        .00        .000        .150         .250        $  313,693.00    N
500065130       360     .00      .00        .00        .000        .150         .250        $  305,000.00    N
500065131       360     .00      .00        .00        .000        .150         .250        $  283,000.00    N
500065132       360     .00      .00        .00        .000        .150         .250        $  380,000.00    N
500065133       360     .00      .00        .00        .000        .150         .250        $  286,000.00    N
500065134       360     .00      .00        .00        .000        .250         .300        $1,500,000.00    N
500065135       360     .00      .00        .00        .000        .150         .250        $  394,000.00    N
500065136       360     .00      .00        .00        .000        .150         .250        $  234,000.00    N

 (vlegal.ace v1.4)                                                    Page    10
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
500065137     ROSE,JOHN                123 POPLAR AVENUE        TWP. OF RADNOR    PA      19087    $284,853.23    8.500     .150
500065138     ECHOLS,MARGARET A        3319 MONTICELLO          BLOOMINGTON       IL      61704    $229,174.99    7.750     .250
500065140     ROBERTSON,IAN            24 LOWELL AVENUE         SAN RAFAEL        CA      94901    $259,675.66    8.375     .150
500065141     LARSON,DANA J            823 SW 298TH STREET      FEDERAL WAY       WA      98023    $215,709.17    8.000     .150
500065142     MILLER,JOHN J            4 BISHOPS WAY            NORTH READING     MA      01864    $249,335.07    7.625     .150
500065143     RASMUSSEN,CHARLES A      1163 ANCIENT OAKS DRIVE  BARTLETT          IL      60103    $256,154.63    8.000     .150
500065145     GRASSO,JEFFREY J         19 RIDGE ROAD            NEWTOWN           CT      06470    $211,606.37    8.250     .150
500065146     THOMPKINS,MICHELLE A     679 BALDWIN LANE         LANGHORNE         PA      19047    $246,532.39    7.500     .150
500065148     ROGERS,BRADFORD N        506 RIDGE COURT          CRANBERRY         PA      16066    $224,665.00    7.500     .150
500065149     HIGHLANDER,DENNIS EARL   5201 SILVER LAKE DRIVE   PLANO             TX      75093    $638,947.72    7.000     .150
500065150     MAURY,NICOLE M           406 PRESTWICK COURT      HOUSTON           TX      77057    $479,634.76    7.375     .150
500065210     ROMERO,ANTHONY           1412 PACIFIC STREET      SANTA MONICA      CA      90405    $268,641.08    8.500     .250
500065211     BOYKIN,RICHARD A         230 PINE ROAD            DAVIDSON          NC      28036    $571,869.95    8.000     .150
500065212     CARLSON,KAREN            250 TWADDELL MILL ROAD   CENTERVILLE       DE      19807    $317,175.99    7.750     .150

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
500065137         8.350     .1000     8.250    07/01/2027  092435845                  $2,192.94                  09/01/1997
500065138         7.500     .0500     7.450    07/01/2027  092437506                  $1,644.17        12        09/01/1997
500065140         8.225     .1000     8.125    07/01/2027  092438081                  $1,976.19                  09/01/1997
500065141         7.850     .1000     7.750    07/01/2027  092439394                  $1,584.93         3        09/01/1997
500065142         7.475     .1000     7.375    07/01/2027  092439795                  $1,769.48                  09/01/1997
500065143         7.850     .1000     7.750    07/01/2027  092439985                  $1,882.11        12        09/01/1997
500065145         8.100     .1000     8.000    07/01/2027  092440825                  $1,705.38                  09/01/1997
500065146         7.350     .1000     7.250    07/01/2027  092441453                  $1,726.36         3        09/01/1997
500065148         7.350     .1000     7.250    07/01/2027  092442022                  $1,573.23        12        09/01/1997
500065149         6.850     .1000     6.750    07/01/2027  092443925                  $4,257.94                  09/01/1997
500065150         7.225     .1000     7.125    08/01/2027  092444126                  $3,315.24                  09/01/1997
500065210         8.250     .0500     8.200    07/01/2027  092427261                  $2,068.38                  09/01/1997
500065211         7.850     .1000     7.750    08/01/2027  092435476                  $4,208.87                  09/01/1997
500065212         7.600     .1000     7.500    08/01/2027  092435520                  $2,273.89                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
500065137       360     .00      .00        .00        .000        .150         .250        $356,500.00    N
500065138       360     .00      .00        .00        .000        .250         .300        $255,000.00    N
500065140       360     .00      .00        .00        .000        .150         .250        $325,000.00    N
500065141       360     .00      .00        .00        .000        .150         .250        $250,000.00    N
500065142       360     .00      .00        .00        .000        .150         .250        $455,000.00    N
500065143       360     .00      .00        .00        .000        .150         .250        $285,000.00    N
500065145       360     .00      .00        .00        .000        .150         .250        $290,000.00    N
500065146       360     .00      .00        .00        .000        .150         .250        $259,900.00    N
500065148       360     .00      .00        .00        .000        .150         .250        $250,000.00    N
500065149       360     .00      .00        .00        .000        .150         .250        $800,000.00    N
500065150       360     .00      .00        .00        .000        .150         .250        $640,000.00    N
500065210       360     .00      .00        .00        .000        .250         .300        $428,500.00    N
500065211       360     .00      .00        .00        .000        .150         .250        $717,000.00    N
500065212       360     .00      .00        .00        .000        .150         .250        $423,200.00    N

 (vlegal.ace v1.4)                                                    Page    11
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                      SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                  STREET ADDRESS            CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------      --------------------      ---------------   -----   -----    -----------    --------  -----
500065214     WOODROW,GERALD P          6341 E. ALTA HACIENDA DRI SCOTTSDALE        AZ      85251    $299,064.00    8.375     .150
500065215     AUSTIN,H BRENT            9 LONG TIMBERS TRAIL      HOUSTON           TX      77024    $898,788.21    8.000     .150
500065216     JOHNSON,SCOTT E           36 ST. ANDREW'S WAY       GLASTONBURY       CT      06033    $238,835.52    7.875     .150
500065218     VONEIFF,LLOYD             0195 RIVER RUN ROAD       KEYSTONE          CO      80435    $239,596.96    8.000     .150
500065219     CARLUCCI,DANIEL           291 WEST STREET           NORTHBORO         MA      01532    $333,781.52    8.125     .150
500065220     BURKHALTER,MICHAEL TERRY  146 PROSPECT HILL         NASHVILLE         TN      37205    $359,527.43    8.125     .150
500065221     FERRERO,KEVIN W           1013 ROUND HILL CIRCLE    NAPA              CA      94558    $237,336.55    7.875     .150
500065222     LEIMAN,OREN               1348 EUCLID AVENUE        BERKELEY          CA      94708    $283,778.45    7.250     .150
500065223     RUGGIERI,JOHN             8 MIRABELLE COURT         MOUNT SINAI       NY      11766    $233,900.00    7.750     .150
500065225     EDWARDS,SCOTT P & MARY C  12310 IRONSTONE ROAD      ST LOUIS          MO      63131    $306,648.54    7.875     .250
500065238     HARRINGTON,TIMOTHY C      7 MEADOW RIDGE DRIVE      CORTE MADERA      CA      94925    $449,674.31    7.625     .150
500065240     PRICHARD,KEN              2 N 840 BOWGREN           ELBURN            IL      60119    $234,829.91    7.625     .150
500065241     ROSS,STEVEN E             477 CENTER STREET         LAGUNA BEACH      CA      92651    $398,689.13    8.250     .250
500065244     GATES,MICHAEL L           155 VISTA DEL SOL         CORRALES          NM      87048    $277,347.24    8.000     .150

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
500065214         8.225     .1000     8.125    08/01/2027  092437229                  $2,274.52         3        09/01/1997
500065215         7.850     .1000     7.750    07/01/2027  092437977                  $6,603.88                  09/01/1997
500065216         7.725     .1000     7.625    08/01/2027  092438374                  $1,732.92                  09/01/1997
500065218         7.850     .1000     7.750    07/01/2027  092440894                  $1,760.45                  09/01/1997
500065219         7.975     .1000     7.875    08/01/2027  092441026                  $2,479.94                  09/01/1997
500065220         7.975     .1000     7.875    07/01/2027  092441040                  $2,672.99        12        09/01/1997
500065221         7.725     .1000     7.625    08/01/2027  092441380                  $1,722.04        12        09/01/1997
500065222         7.100     .1000     7.000    08/01/2027  092442547                  $1,937.38                  09/01/1997
500065223         7.600     .1000     7.500    08/01/2027  092442915                  $1,675.69        12        08/01/1997
500065225         7.625     .0500     7.575    02/01/2027  033146                     $2,247.72                  09/01/1997
500065238         7.475     .1000     7.375    08/01/2027  092432655                  $3,185.07                  09/01/1997
500065240         7.475     .1000     7.375    08/01/2027  092434757                  $1,663.32                  09/01/1997
500065241         8.000     .0500     7.950    07/01/2027  092435854                  $2,999.06                  09/01/1997
500065244         7.850     .1000     7.750    08/01/2027  092440271                  $2,037.30         2        09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
500065214       360     .00      .00        .00        .000        .150         .250        $  315,000.00  N
500065215       360     .00      .00        .00        .000        .150         .250        $1,200,000.00  N
500065216       360     .00      .00        .00        .000        .150         .250        $  306,106.00  N
500065218       360     .00      .00        .00        .000        .150         .250        $  299,900.00  N
500065219       360     .00      .00        .00        .000        .150         .250        $  425,000.00  N
500065220       360     .00      .00        .00        .000        .150         .250        $  400,000.00  N
500065221       360     .00      .00        .00        .000        .150         .250        $  250,000.00  N
500065222       360     .00      .00        .00        .000        .150         .250        $  355,000.00  N
500065223       360     .00      .00        .00        .000        .150         .250        $  259,900.00  N
500065225       360     .00      .00        .00        .000        .250         .300        $  455,000.00  N
500065238       360     .00      .00        .00        .000        .150         .250        $  589,500.00  N
500065240       360     .00      .00        .00        .000        .150         .250        $  295,000.00  N
500065241       360     .00      .00        .00        .000        .250         .300        $  575,000.00  N
500065244       360     .00      .00        .00        .000        .150         .250        $  308,500.00  N

 (vlegal.ace v1.4)                                                    Page    12
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                     SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS            CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------      ---------------   -----   -----    -----------    --------  -----
500065245     HARRIS,LEWIS R           349 WESTLAKE TERRACE      PALM SPRINGS      CA      92264    $104,658.89    8.000     .150
500065246     KERKOFF,DAVID P          18 TWIN PINES ROAD        DOWNINGTOWN       PA      19335    $245,651.64    7.750     .250
500065247     HUMMEL,CRAIG T           18131 NE 154 STREET       WOODINVILLE       WA      98072    $262,968.90    7.875     .150
500065257     FREDERICKS,TONY A        35 LORRAINE DRIVE         ASHLAND           MA      01721    $271,839.41    8.625     .150
500065258     WEISSMAN,LAWRENCE P      540 TROTTERS RIDGE        ROSWELL           GA      30075    $219,863.26    8.375     .150
500065261     SOJA,GAIL W              375 SHUNPIKE ROAD         CHATHAM           NJ      07928    $261,424.47    8.000     .150
500065262     NADASI,JOHN P            36 HUDSON AVENUE          IRVINGTON         NY      10533    $229,845.67    8.000     .150
500065265     CRONE,MICHAEL S          630 LORD ROAD             FAIRVIEW          PA      16415    $220,651.85    8.000     .150
500065267     FEDERMAN,JEROLD          195 GREEN MOUNTAIN DRIVE  PALM DESERT       CA      92211    $283,818.90    8.250     .250
500065268     VANE,CHRISTOPHER         16873 BOSQUE DRIVE        ENCINO            CA      91436    $547,650.56    8.250     .250
500065269     BORENSTEIN,HENRY         3443 DANIELLA COURT       CALABASAS         CA      91302    $349,746.68    7.625     .150
500065270     ALLDAY,STEVEN C DVM      726 ANTIOCH ROAD          SHELBYVILLE       KY      40065    $314,734.33    8.250     .150
500065272     BRINDISI,JON A           73 SOUTH AVE              NEW CANAAN        CT      06840    $230,848.89    8.125     .150
500065281     DOWLING,GARY F           210 SCURLOCK COURT        FRANKLIN          TN      37067    $310,912.62    8.250     .150

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
500065245         7.850     .1000     7.750    07/01/2027  092440304                  $  768.99                  09/01/1997
500065246         7.500     .0500     7.450    07/01/2027  092440449                  $1,762.37         3        09/01/1997
500065247         7.725     .1000     7.625    08/01/2027  092443466                  $1,908.02         3        09/01/1997
500065257         8.475     .1000     8.375    08/01/2027  092423771                  $2,115.59                  09/01/1997
500065258         8.225     .1000     8.125    08/01/2027  092428360                  $1,672.16         3        09/01/1997
500065261         7.850     .1000     7.750    08/01/2027  092434661                  $1,919.53                  09/01/1997
500065262         7.850     .1000     7.750    08/01/2027  092437248                  $1,687.66                  09/01/1997
500065265         7.850     .1000     7.750    08/01/2027  092439731                  $1,620.15                  09/01/1997
500065267         8.000     .0500     7.950    08/01/2027  092441404                  $2,133.60                  09/01/1997
500065268         8.000     .0500     7.950    08/01/2027  092441654                  $4,116.94                  09/01/1997
500065269         7.475     .1000     7.375    08/01/2027  092441777                  $2,477.28                  09/01/1997
500065270         8.100     .1000     8.000    08/01/2027  092441780                  $2,366.49                  09/01/1997
500065272         7.975     .1000     7.875    08/01/2027  092442203                  $1,715.17                  09/01/1997
500065281         8.100     .1000     8.000    08/01/2027  092430297                  $2,337.27        12        09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
500065245       360     .00      .00        .00        .000        .150         .250        $131,000.00    N
500065246       360     .00      .00        .00        .000        .250         .300        $266,000.00    N
500065247       360     .00      .00        .00        .000        .150         .250        $277,000.00    N
500065257       360     .00      .00        .00        .000        .150         .250        $340,000.00    N
500065258       360     .00      .00        .00        .000        .150         .250        $250,000.00    N
500065261       360     .00      .00        .00        .000        .150         .250        $327,050.00    N
500065262       360     .00      .00        .00        .000        .150         .250        $340,000.00    N
500065265       360     .00      .00        .00        .000        .150         .250        $276,000.00    N
500065267       360     .00      .00        .00        .000        .250         .300        $355,000.00    N
500065268       360     .00      .00        .00        .000        .250         .300        $685,000.00    N
500065269       360     .00      .00        .00        .000        .150         .250        $565,000.00    N
500065270       360     .00      .00        .00        .000        .150         .250        $420,000.00    N
500065272       360     .00      .00        .00        .000        .150         .250        $450,000.00    N
500065281       360     .00      .00        .00        .000        .150         .250        $345,679.00    N

 (vlegal.ace v1.4)                                                    Page    13
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
500065283     FICK,GARY M              50 JACOBS LADDER COURT   SEVERNA PARK      MD      21146    $263,591.28    8.250     .250
500065284     GARDNER,MICHAEL J        26 W 049 MARION AVE.     WHEATON           IL      60187    $264,812.97    7.750     .150
500065285     BLIZIOTIS,CHUCK          106 OLD LYME ROAD        CHAPPAQUA         NY      10514    $449,727.38    8.500     .250
500065309     LAIRD,DAVID              5455 EAST HARBOR VILLAGE VERO BEACH        FL      32967    $299,808.70    8.250     .150
500065318     ZIMBLE,LESLIE L          65 WEDGEWOOD DRIVE       EASTON            MA      02356    $296,774.68    8.625     .150
500065346     MULROY,THOMAS F          832 SCHIRRA DRIVE        BOROUGH OF ORAD   NJ      07649    $499,681.17    8.250     .150
500065347     CINCOTTA,JOSEPH A        81 PARK STREET           TENAFLY BOROUGH   NJ      07670    $267,833.43    8.375     .150
500065348     BALLARD,BRUCE D          41 HARRIS ROAD           BEDFORD HILLS     NY      10507    $399,751.38    8.375     .150
500065363     ECKOLS,ROMAN M & LEDITH  4876 PADDINGTON          POWELL            OH      43065    $586,405.99    8.000     .250
500065366     BROWN,FREDERICK J        112 SHADE STONE WAY      LONDON BRITAIN    PA      19350    $436,714.14    8.125     .150
500065372     COLLINS,DAVID            28 BROOKSIDE TERRACE     TOWNSHIP OF VER   NJ      07044    $220,359.40    8.250     .150
500065374     PARKER,GUY A             7190 LA CIENEGA STREET   LAS VEGAS         NV      89119    $250,231.98    8.000     .150
500065403     POLLACK,LAWRENCE         2944 CHERYL ROAD         MERRICK           NY      11566    $320,800.00    8.375     .150
500065406     BEARDSLEY,ROBERT W       47 E LIBERTY AVE         HILLSDALE         NJ      07642    $216,000.00    8.125     .150

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
500065283         8.000     .0500     7.950    06/01/2027  092432514                  $1,984.10        12        09/01/1997
500065284         7.600     .1000     7.500    08/01/2027  092436228                  $1,898.49                  09/01/1997
500065285         8.250     .0500     8.200    08/01/2027  092437074                  $3,460.12                  09/01/1997
500065309         8.100     .1000     8.000    08/01/2027  092442267                  $2,253.80                  09/01/1997
500065318         8.475     .1000     8.375    08/01/2027  092430864                  $2,309.65         3        09/01/1997
500065346         8.100     .1000     8.000    08/01/2027  092437191                  $3,756.33                  09/01/1997
500065347         8.225     .1000     8.125    08/01/2027  092438327                  $2,036.99                  09/01/1997
500065348         8.225     .1000     8.125    08/01/2027  092440342                  $3,040.29                  09/01/1997
500065363         7.750     .0500     7.700    05/01/2027  0937572                    $4,314.54                  09/01/1997
500065366         7.975     .1000     7.875    08/01/2027  092413653                  $3,244.71                  09/01/1997
500065372         8.100     .1000     8.000    08/01/2027  092441520                  $1,656.54                  09/01/1997
500065374         7.850     .1000     7.750    08/01/2027  092442507                  $1,837.35                  09/01/1997
500065403         8.225     .1000     8.125    09/01/2027  092433143                  $2,438.31                  09/01/1997
500065406         7.975     .1000     7.875    09/01/2027  092444448                  $1,603.79         2        09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
500065283       360     .00      .00        .00        .000        .250         .300        $278,000.00    N
500065284       360     .00      .00        .00        .000        .150         .250        $350,175.00    N
500065285       360     .00      .00        .00        .000        .250         .300        $585,000.00    N
500065309       360     .00      .00        .00        .000        .150         .250        $529,500.00    N
500065318       360     .00      .00        .00        .000        .150         .250        $329,999.00    N
500065346       360     .00      .00        .00        .000        .150         .250        $625,000.00    N
500065347       360     .00      .00        .00        .000        .150         .250        $335,000.00    N
500065348       360     .00      .00        .00        .000        .150         .250        $900,000.00    N
500065363       360     .00      .00        .00        .000        .250         .300        $735,000.00    N
500065366       360     .00      .00        .00        .000        .150         .250        $587,400.00    N
500065372       360     .00      .00        .00        .000        .150         .250        $294,000.00    N
500065374       360     .00      .00        .00        .000        .150         .250        $313,000.00    N
500065403       360     .00      .00        .00        .000        .150         .250        $401,000.00    N
500065406       360     .00      .00        .00        .000        .150         .250        $240,000.00    N

 (vlegal.ace v1.4)                                                    Page    14
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                     SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS            CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------      ---------------   -----   -----    -----------    --------  -----
500065407     FOROUTAN,FARAMARZ        2631 ROLLINGWOOD DRIVE    SAN BRUNO         CA      94066    $296,052.49    8.500     .250
500065417     LANE,LORI ANNE           2631 PARTLOW DRIVE        NAPERVILLE        IL      60565    $248,741.28    8.250     .250
500065418     SCHULTE,MARK P           834 WASHINGTON STREET     ELMHURST          IL      60126    $239,843.00    8.125     .250
500065421     MILLS,JEFFREY M          1815 EL DORADO DRIVE      ACTON AREA        CA      93510    $282,263.32    8.250     .250
500065434     BALZANO,RALPH            926 HIGHLAND AVENUE       PELHAM MANOR      NY      10803    $360,000.00    7.875     .150
500065435     DUTHIE,COLIN M           28 EAST RIDGE ROAD        STAMFORD          CT      06903    $470,841.45    7.375     .250
500065471     HATHAWAY III,PARKER      1411 PEREGRINE DRIVE      GILROY            CA      95020    $247,850.00    8.250     .250
500065472     VAUGHT,RODNEY            200 STAGELINE DRIVE       WHITEFISH         MT      59937    $358,574.56    8.625     .250
500065474     SHANNON,JOHN H           23 RIDGE DRIVE EAST       BERKELEY HEIGHT   NJ      07922    $237,000.00    8.500     .150
500065531     HEAD,BOBBIE              50 MATHER ROAD            SAN ANSELMO       CA      94960    $750,000.00    8.125     .150
600057524     MUELLER                  2510 EAST SKYLINE DRIVE   SALT LAKE CITY    UT      84108    $253,333.98    8.125     .250
600060714     HAKIM                    1062 POINT SEASIDE DRIVE  CRYSTAL BEACH     FL      34681    $525,007.74    7.875     .250
600060745     TARPEY                   1981 LINDEN AVENUE        HIGHLAND PARK     IL      60035    $304,951.45    8.875     .250
600060807     VAN DUZE                 9314 DARREN CIRCLE        RIVERSIDE         CA      92509    $120,463.83    8.875     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
500065407         8.250     .0500     8.200    08/01/2027  092444827                  $2,279.06        12        09/01/1997
500065417         8.000     .0500     7.950    08/01/2027  092438807                  $1,869.91         2        09/01/1997
500065418         7.875     .0500     7.825    08/01/2027  092442170                  $1,782.00                  09/01/1997
500065421         8.000     .0500     7.950    07/01/2027  092447422                  $2,123.27        18        09/01/1997
500065434         7.725     .1000     7.625    09/01/2027  092438311                  $2,610.25                  09/01/1997
500065435         7.125     .0500     7.075    08/01/2027  092439798                  $3,254.47                  09/01/1997
500065471         8.000     .0500     7.950    09/01/2027  092436963                  $1,862.02         7        09/01/1997
500065472         8.375     .0500     8.325    07/01/2027  092437240                  $2,792.27                  09/01/1997
500065474         8.350     .1000     8.250    09/01/2027  092440547                  $1,822.32                  09/01/1997
500065531         7.975     .1000     7.875    09/01/2027  092450964                  $5,568.73                  09/01/1997
600057524         7.875     .0425     7.833    08/01/2026  0903106                    $1,898.37                  09/01/1997
600060714         7.625     .0425     7.583    02/01/2027  0910002                    $3,825.47                  09/01/1997
600060745         8.625     .0500     8.575    03/01/2027  0911856                    $2,434.68                  09/01/1997
600060807         8.625     .0425     8.583    02/01/2027  6223676                      $962.34        12        09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
500065407       360     .00      .00        .00        .000        .250         .300          $312,000.00  N
500065417       360     .00      .00        .00        .000        .250         .300          $262,000.00  N
500065418       360     .00      .00        .00        .000        .250         .300          $300,000.00  N
500065421       360     .00      .00        .00        .000        .250         .300          $297,500.00  N
500065434       360     .00      .00        .00        .000        .150         .250          $560,000.00  N
500065435       360     .00      .00        .00        .000        .250         .300          $589,000.00  N
500065471       360     .00      .00        .00        .000        .250         .300          $260,925.00  N
500065472       360     .00      .00        .00        .000        .250         .300          $495,000.00  N
500065474       360     .00      .00        .00        .000        .150         .250          $316,000.00  N
500065531       360     .00      .00        .00        .000        .150         .250        $1,100,000.00  N
600057524       360     .00      .00        .00        .000        .250         .293          $329,000.00  N
600060714       360     .00      .00        .00        .000        .250         .293          $660,000.00  N
600060745       360     .00      .00        .00        .000        .250         .300          $408,000.00  N
600060807       360     .00      .00        .00        .000        .250         .293          $130,000.00  N

 (vlegal.ace v1.4)                                                    Page    15
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600060830     LOVING                   2013 SPEYER LANE         REDONDO BEACH     CA      90278    $250,542.10    9.125     .250
600064182     DAVIS                    NORTHEAST 13TH AVENU     FT LAUDERDALE     FL      33305    $282,223.57    8.500     .250
600064184     SEGRETI                  BRETON LANE              DELRAY BEACH      FL      33466    $136,833.87    7.500     .250
600064199     PEEL                     MAPLE TERRACE            SPRING LAKE       MI      49456     $76,775.24    8.750     .250
600064200     VOLLBRAC                 1/2 HOGE STREET          CINCINNATI        OH      45226     $98,594.98    8.125     .250
600064201     HAVERANE                 LEROY                    FERNDALE          MI      48220     $76,280.66    8.875     .250
600064202     DIMARTIN                 FREDERICK ROAD           MT AIRY           MD      21771     $82,624.96    8.875     .250
600064204     FORD                     SOUTH ATLANTIC AVENU     DAYTONA BEACH S   FL      32118    $152,541.80    8.625     .250
600064209     DAVIS                    1728 COMMONWEALTH        KALAMAZOO         MI      49006     $43,080.20    9.000     .250
600064214     URBANOS                  BRISTOL LANE             MINNETONKA        MN      55343    $446,438.09    7.875     .250
600064219     BURKITT                  STONE MOUNTAIN DRIVE     PICKERINGTON      OH      43147    $107,548.85    9.125     .250
600064221     PARKE                    PARTRIDGE LANE           LONGWOOD          FL      32779     $99,692.79    8.500     .250
600064222     MORRISON                 LINDELL AVENUE           TAMPA             FL      33610     $59,829.13    9.000     .250
600064223     WENDT                    NW 60TH STREET           BOCA RATON        FL      33496    $398,739.40    8.375     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600060830         8.875     .0425     8.833    01/01/2027  6298283                    $2,048.32         7        09/01/1997
600064182         8.250     .0425     8.208    11/01/2026  0900011                    $2,183.72         2        09/01/1997
600064184         7.250     .0425     7.208    04/01/2027  0905138                    $  960.38                  09/01/1997
600064199         8.500     .0425     8.458    04/01/2027  0910773                    $  605.76                  09/01/1997
600064200         7.875     .0425     7.833    02/01/2027  0911048                    $  736.56                  09/01/1997
600064201         8.625     .0425     8.583    04/01/2027  0911076                    $  608.67                  09/01/1997
600064202         8.625     .0425     8.583    04/01/2027  0911122                    $  668.34                  09/01/1997
600064204         8.375     .0425     8.333    04/01/2027  0911609                    $1,190.02                  09/01/1997
600064209         8.750     .0425     8.708    04/01/2027  0912438                    $  347.60                  09/01/1997
600064214         7.625     .0425     7.583    04/01/2027  0912858                    $3,248.31                  09/01/1997
600064219         8.875     .0425     8.833    03/01/2027  0912907                    $  877.91        18        09/01/1997
600064221         8.250     .0425     8.208    04/01/2027  0913085                    $  768.91                  09/01/1997
600064222         8.750     .0425     8.708    04/01/2027  0913089                    $  482.78                  09/01/1997
600064223         8.125     .0425     8.083    04/01/2027  0913114                    $3,040.29                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600060830       360     .00      .00        .00        .000        .250         .293        $265,000.00    N
600064182       360     .00      .00        .00        .000        .250         .293        $324,000.00    N
600064184       360     .00      .00        .00        .000        .250         .293        $196,258.00    N
600064199       360     .00      .00        .00        .000        .250         .293        $116,000.00    N
600064200       360     .00      .00        .00        .000        .250         .293        $124,000.00    N
600064201       360     .00      .00        .00        .000        .250         .293        $102,000.00    N
600064202       360     .00      .00        .00        .000        .250         .293        $235,000.00    N
600064204       360     .00      .00        .00        .000        .250         .293        $204,000.00    N
600064209       360     .00      .00        .00        .000        .250         .293        $ 54,000.00    N
600064214       360     .00      .00        .00        .000        .250         .293        $560,000.00    N
600064219       360     .00      .00        .00        .000        .250         .293        $119,900.00    N
600064221       360     .00      .00        .00        .000        .250         .293        $275,000.00    N
600064222       360     .00      .00        .00        .000        .250         .293        $ 80,000.00    N
600064223       360     .00      .00        .00        .000        .250         .293        $597,500.00    N

 (vlegal.ace v1.4)                                                    Page    16
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600064229     MORRISON                 CRYSTAL CREEK BLVD       ORLANDO           FL      32837    $ 89,737.29    8.750     .250
600064230     MENCHACA                 ANTLER DRIVE             SAN ANTONIO       TX      78213    $ 52,342.77    8.625     .250
600064245     DISMUKE                  WEBER ROAD               HOLLY             MI      48442    $ 69,815.74    9.250     .250
600064252     RIGGAN J                 NORTHHAMPTON RD          DURHAM            NC      27707    $318,754.46    8.250     .250
600064268     MARESCA                  54TH AVENUE SOUTH        ST PETERSBURG     FL      33712    $104,181.37    8.750     .250
600064294     SCRUGGS                  N SHERIDAN RD            CHICAGO           IL      60660    $ 46,058.05    8.500     .250
600064295     BUTRUS                   BAKER COURT              TROY              MI      48083    $111,681.39    8.875     .250
600064298     STUDZINS                 CARDINAL GLEN CIRCLE     STERLING          VA      20164    $138,604.54    8.875     .250
600064300     JONES                    CONGRESS COURT           GURNEE            IL      60031    $237,249.96    8.375     .250
600064301     WILLS                    ELMORE AVENUE            DOWNERS GROVE     IL      60515    $299,005.42    8.125     .250
600064319     BONNE                    WESTBURY ROAD            SHAKER HEIGHTS    OH      44120    $118,678.53    9.125     .250
600064322     CHANEY                   MAPLEWOOD                RIVERSIDE         IL      60546    $438,465.94    7.875     .250
600064326     STEWART                  BROOK TRACE DRIVE        HOOVER            AL      35244    $255,129.61    8.000     .250
600064327     GAUSPOHL                 MANSION PLACE            CRESTVIEW HILLS   KY      41017    $ 59,820.34    8.625     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600064229         8.500     .0425     8.458    04/01/2027  0913196                    $  708.03                  09/01/1997
600064230         8.375     .0425     8.333    04/01/2027  0913309                    $  408.34                  09/01/1997
600064245         9.000     .0425     8.958    04/01/2027  0914033                    $  575.87                  09/01/1997
600064252         8.000     .0425     7.958    03/01/2027  0914155                    $2,404.05                  09/01/1997
600064268         8.500     .0425     8.458    04/01/2027  0914427                    $  826.04                  09/01/1997
600064294         8.250     .0425     8.208    04/01/2027  0915144                    $  355.24                  09/01/1997
600064295         8.625     .0425     8.583    04/01/2027  0915163                    $  891.12                  09/01/1997
600064298         8.625     .0425     8.583    04/01/2027  0915900                    $1,105.95                  09/01/1997
600064300         8.125     .0425     8.083    04/01/2027  0915940                    $1,808.97                  09/01/1997
600064301         7.875     .0425     7.833    04/01/2027  0915941                    $2,227.49                  09/01/1997
600064319         8.875     .0425     8.833    04/01/2027  0916293                    $  968.22                  09/01/1997
600064322         7.625     .0425     7.583    04/01/2027  0916377                    $3,190.31                  09/01/1997
600064326         7.750     .0425     7.708    04/01/2027  0916468                    $1,878.44                  09/01/1997
600064327         8.375     .0425     8.333    04/01/2027  0916473                    $  466.67                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600064229       360     .00      .00        .00        .000        .250         .293        $120,089.00    N
600064230       360     .00      .00        .00        .000        .250         .293        $ 70,000.00    N
600064245       360     .00      .00        .00        .000        .250         .293        $127,500.00    N
600064252       360     .00      .00        .00        .000        .250         .293        $425,000.00    N
600064268       360     .00      .00        .00        .000        .250         .293        $145,000.00    N
600064294       360     .00      .00        .00        .000        .250         .293        $ 77,000.00    N
600064295       360     .00      .00        .00        .000        .250         .293        $170,000.00    N
600064298       360     .00      .00        .00        .000        .250         .293        $187,000.00    N
600064300       360     .00      .00        .00        .000        .250         .293        $300,000.00    N
600064301       360     .00      .00        .00        .000        .250         .293        $430,000.00    N
600064319       360     .00      .00        .00        .000        .250         .293        $170,000.00    N
600064322       360     .00      .00        .00        .000        .250         .293        $550,000.00    N
600064326       360     .00      .00        .00        .000        .250         .293        $320,000.00    N
600064327       360     .00      .00        .00        .000        .250         .293        $158,000.00    N

 (vlegal.ace v1.4)                                                    Page    17
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600064330     DOYLE                    SEA BREEZE WAY           WESLEY CHAPEL     FL      33543    $160,066.40    9.125     .250
600064332     BIRD                     FEATHERWOOD DRIVE        ST LOUIS          MO      63146    $100,455.93    8.750     .250
600064333     WOLF                     SOUTHEAST 29TH TERRA     OCALA             FL      34470    $ 39,627.84    8.500     .250
600064338     AMIRI                    ARLIS LANE               MIAMISBURG        OH      45342    $116,683.92    9.125     .250
600064340     CAMPBELL                 IRELAND ROAD             LANCASTER         OH      43130    $127,285.10    8.875     .250
600064353     DONNELLY                 W TERRACE                VILLA PARK        IL      60181    $100,656.57    8.000     .250
600064358     ROMANO                   CHARTER OAK ROAD         FAIRFIELD         CT      6430     $345,859.08    7.625     .250
600064385     MATTHIES                 MORROW AVENUE NE         ALBUQUERQUE       NM      87112    $ 37,894.63    9.000     .250
600064386     COOPER                   GENERAL CHENAULT STR     ALBUQUERQUE       NM      87112    $ 56,809.69    9.000     .250
600064391     PFEIFFER                 716 BEAUMONT AVENUE      BEAUMONT          CA      92223    $ 85,998.23    8.750     .250
600064396     SONGCO                   GLEN HAVEN COURT         CHINO HILLS       CA      90709    $128,394.07    8.375     .250
600064401     CASTANED                 LARKSPUR STREET          LOS ANGELES       CA      91342    $127,596.58    8.375     .250
600064412     BERUMEN                  VISTA STREET             HESPERIA          CA      92345    $ 99,715.49    8.875     .250
600064413     BALDEO                   QUEEN FLORENCE LANE      LOS ANGELES       CA      91364    $307,123.77    8.875     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600064330         8.875     .0425     8.833    04/01/2027  0916542                    $1,305.88                  09/01/1997
600064332         8.500     .0425     8.458    04/01/2027  0916628                    $  792.60                  09/01/1997
600064333         8.250     .0425     8.208    04/01/2027  0916657                    $  305.65                  09/01/1997
600064338         8.875     .0425     8.833    04/01/2027  0916888                    $  951.95                  09/01/1997
600064340         8.625     .0425     8.583    04/01/2027  0916913                    $1,024.79                  09/01/1997
600064353         7.750     .0425     7.708    04/01/2027  0917412                    $  741.11                  09/01/1997
600064358         7.375     .0425     7.333    04/01/2027  0917569                    $2,457.46                  09/01/1997
600064385         8.750     .0425     8.708    04/01/2027  6211043                    $  305.76                  09/01/1997
600064386         8.750     .0425     8.708    03/01/2027  6211044                    $  458.63                  09/01/1997
600064391         8.500     .0425     8.458    04/01/2027  6224011                    $  678.53                  09/01/1997
600064396         8.125     .0425     8.083    04/01/2027  6224208                    $  978.98                  09/01/1997
600064401         8.125     .0425     8.083    04/01/2027  6233741                    $  972.90                  09/01/1997
600064412         8.625     .0425     8.583    04/01/2027  6234081                    $  795.65                  09/01/1997
600064413         8.625     .0425     8.583    04/01/2027  6234110                    $2,450.59                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600064330       360     .00      .00        .00        .000        .250         .293        $214,000.00    N
600064332       360     .00      .00        .00        .000        .250         .293        $153,000.00    N
600064333       360     .00      .00        .00        .000        .250         .293        $ 53,000.00    N
600064338       360     .00      .00        .00        .000        .250         .293        $158,000.00    N
600064340       360     .00      .00        .00        .000        .250         .293        $200,000.00    N
600064353       360     .00      .00        .00        .000        .250         .293        $128,000.00    N
600064358       360     .00      .00        .00        .000        .250         .293        $434,000.00    N
600064385       360     .00      .00        .00        .000        .250         .293        $106,000.00    N
600064386       360     .00      .00        .00        .000        .250         .293        $102,000.00    N
600064391       360     .00      .00        .00        .000        .250         .293        $135,000.00    N
600064396       360     .00      .00        .00        .000        .250         .293        $184,000.00    N
600064401       360     .00      .00        .00        .000        .250         .293        $160,000.00    N
600064412       360     .00      .00        .00        .000        .250         .293        $125,000.00    N
600064413       360     .00      .00        .00        .000        .250         .293        $385,000.00    N

 (vlegal.ace v1.4)                                                    Page    18
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600064419     HAMILTON                 ALTA MESA COURT          MANCHESTER        CA      95459    $448,470.04    8.000     .250
600064424     FENWICK                  NORTHWST WESTOVER RO     PORTLAND          OR      97210    $ 49,705.97    8.375     .250
600064430     KEVAN                    QUAIL CIRCLE             ELKO              NV      89801    $138,659.58    8.500     .250
600064441     JENKS                    INDIANA STREET SOUTH     ALBUQUERQUE       NM      87108    $ 94,257.59    9.375     .250
600064447     ROBERTS                  ROUTE 3  BOX L 187       FRANKLIN          TX      77856    $ 39,848.04    7.875     .250
600064448     CAMPBELL                 N PALISADES WAY          BOISE             ID      83703    $145,337.66    9.250     .250
600064449     ZOELLIN                  W VALHALLA ROAD          COEUR D'ALENE     ID      83814    $178,207.53    8.125     .250
600064450     JONES                    W QUAKER RIDGE DRIVE     MERIDIAN          ID      83642    $103,213.08    9.000     .250
600064452     NEMEC                    WEST CHINDEN BOULEVA     MERIDIAN          ID      83642    $181,468.78    8.750     .250
600064453     LEATHERB                 SOUTH JOHNS STREET       EMMETT            ID      83617    $ 71,042.04    8.750     .250
600064461     NIELSEN                  EAST 3725 NORTH          LAYTON            UT      84040    $250,497.56    8.625     .250
600064463     MISCEVIC                 SAPPHIRE VALLEY AVE      HENDERSON         NV      89014    $170,742.55    9.125     .250
600064466     STUBBS                   SOUTH WHISPERWOOD CO     KAYSVILLE         UT      84037    $159,520.86    8.625     .250
600064471     HANSEN                   SOUTH 540 EAST           DRAPER            UT      84020    $209,387.03    8.750     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600064419         7.750     .0425     7.708    04/01/2027  6284500                    $3,301.94                  09/01/1997
600064424         8.125     .0425     8.083    04/01/2027  6296712                    $  380.04                  09/01/1997
600064430         8.250     .0425     8.208    05/01/2027  6296900                    $1,068.79                  09/01/1997
600064441         9.125     .0425     9.083    04/01/2027  6297717                    $  786.01                  09/01/1997
600064447         7.625     .0425     7.583    04/01/2026  6373725                    $  293.65                  09/01/1997
600064448         9.000     .0425     8.958    03/01/2027  7003140                    $1,199.46         2        09/01/1997
600064449         7.875     .0425     7.833    04/01/2027  7004841                    $1,336.49                  09/01/1997
600064450         8.750     .0425     8.708    04/01/2027  7014540                    $  832.78         2        09/01/1997
600064452         8.500     .0425     8.458    04/01/2027  7018440                    $1,431.79        14        09/01/1997
600064453         8.500     .0425     8.458    04/01/2027  7019040                    $  560.52                  09/01/1997
600064461         8.375     .0425     8.333    04/01/2027  7231811                    $1,954.20                  09/01/1997
600064463         8.875     .0425     8.833    03/01/2027  7275220                    $1,393.75        14        09/01/1997
600064466         8.375     .0425     8.333    04/01/2027  7323813                    $1,244.46                  09/01/1997
600064471         8.500     .0425     8.458    04/01/2027  7405516                    $1,652.07                  09/01/1997

                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600064419       360     .00      .00        .00        .000        .250         .293        $640,000.00    N
600064424       360     .00      .00        .00        .000        .250         .293        $220,000.00    N
600064430       360     .00      .00        .00        .000        .250         .293        $186,000.00    N
600064441       360     .00      .00        .00        .000        .250         .293        $126,000.00    N
600064447       360     .00      .00        .00        .000        .250         .293        $ 51,700.00    N
600064448       360     .00      .00        .00        .000        .250         .293        $162,000.00    N
600064449       360     .00      .00        .00        .000        .250         .293        $452,000.00    N
600064450       360     .00      .00        .00        .000        .250         .293        $115,000.00    N
600064452       360     .00      .00        .00        .000        .250         .293        $210,000.00    N
600064453       360     .00      .00        .00        .000        .250         .293        $ 95,000.00    N
600064461       360     .00      .00        .00        .000        .250         .293        $337,000.00    N
600064463       360     .00      .00        .00        .000        .250         .293        $190,359.00    N
600064466       360     .00      .00        .00        .000        .250         .293        $242,000.00    N
600064471       360     .00      .00        .00        .000        .250         .293        $285,000.00    N

 (vlegal.ace v1.4)                                                    Page    19
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600064748     SOSH                     3998 PRINCE GEORGE LANE  NEW ALBANY        OH      43054    $313,873.92    7.750     .250
600065828     MEIMAN, DOMINIC          525    WEST 22ND STR #4  NEW YORK          NY      10011    $320,985.19    8.375     .250
600065877     DEL VECCHIO STEVEN       16     PROSPECT AVENUE   SEA CLIFF         NY      11579    $357,810.64    9.125     .250
600065904     CAI XUEJUN               1441   THIRD AVENUE      NEW YORK          NY      10028    $346,903.25    8.375     .250
600065932     STAGG DARD               8      BANTRY COURT      HUNTINGTON        NY      11743    $227,085.15    8.875     .250
600066657     GAY, IVORY               RT. 2 BOX 7787           CEDAR CREEK       TX      78612    $ 85,549.42    8.750     .250
600066658     EASTMAN, SHIRLEY         2239 JOHNSTON R          ESCONDIDO         CA      92029    $111,219.88    8.375     .250
600066659     WILSON, ROBERT           12081 CALLADO R          SAN DIEGO         CA      92128    $ 91,780.37    8.625     .250
600066660     CHOE, MARK               861 WEST HACKBE          CHANDLER          AZ      85248    $164,585.46    8.375     .250
600066662     HOLMES, CHARLES          1277 JULI LYNN           SAN JOSE          CA      95120    $291,247.48    8.250     .250
600066663     ARAICA, ERICK            1302 NORTH 32ND          PHOENIX           AZ      85009    $ 24,745.19    9.000     .250
600066664     BOYLES, DAVID            723 PARKVIEW MO          WINDSOR           CO      80550    $100,964.54    8.750     .250
600066665     GREGER, VICTOR           2615 NORTH JONE          LAS VEGAS         NV      89108    $141,869.15    8.750     .250
600066666     BOYLES, DAVID            126 LOCUST STRE          WINDSOR           CO      80550    $ 75,025.03    8.750     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600064748         7.500     .0425     7.458    04/01/2027  4139614                    $2,256.70                  09/01/1997
600065828         8.125     .0425     8.083    04/01/2027  1111080378                 $2,447.44                  09/01/1997
600065877         8.875     .0425     8.833    10/01/2026  1111065829                 $2,929.08                  09/01/1997
600065904         8.125     .0425     8.083    04/01/2027  1111095091                 $2,645.06                  09/01/1997
600065932         8.625     .0425     8.583    02/01/2027  1500294898                 $1,814.07        14        09/01/1997
600066657         8.500     .0425     8.458    04/01/2027  1074111                    $  676.56                  09/01/1997
600066658         8.125     .0425     8.083    05/01/2027  1072909                    $  847.48                  09/01/1997
600066659         8.375     .0425     8.333    05/01/2027  857417                     $  715.57                  09/01/1997
600066660         8.125     .0425     8.083    05/01/2027  856930                     $1,254.12                  09/01/1997
600066662         8.000     .0425     7.958    05/01/2027  1083690                    $2,193.70                  09/01/1997
600066663         8.750     .0425     8.708    05/01/2027  1101062                    $  199.55                  09/01/1997
600066664         8.500     .0425     8.458    05/01/2027  1096312                    $  796.14                  09/01/1997
600066665         8.500     .0425     8.458    05/01/2027  1083831                    $1,118.69         7        09/01/1997
600066666         8.500     .0425     8.458    05/01/2027  1096296                    $  591.60                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600064748       360     .00      .00        .00        .000        .250         .293        $459,900.00    N
600065828       360     .00      .00        .00        .000        .250         .293        $460,000.00    N
600065877       360     .00      .00        .00        .000        .250         .293        $450,000.00    N
600065904       360     .00      .00        .00        .000        .250         .293        $435,000.00    N
600065932       360     .00      .00        .00        .000        .250         .293        $240,000.00    N
600066657       360     .00      .00        .00        .000        .250         .293        $115,000.00    N
600066658       360     .00      .00        .00        .000        .250         .293        $190,000.00    N
600066659       360     .00      .00        .00        .000        .250         .293        $137,000.00    N
600066660       360     .00      .00        .00        .000        .250         .293        $220,912.00    N
600066662       360     .00      .00        .00        .000        .250         .293        $380,000.00    N
600066663       360     .00      .00        .00        .000        .250         .293        $ 31,000.00    N
600066664       360     .00      .00        .00        .000        .250         .293        $126,500.00    N
600066665       360     .00      .00        .00        .000        .250         .293        $158,000.00    N
600066666       360     .00      .00        .00        .000        .250         .293        $ 94,000.00    N

 (vlegal.ace v1.4)                                                    Page    20
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600066667     ALEXANDER, BARBARA       564 CHESTNUT HI          WOODSTOCK         GA      30189    $235,172.65    8.500     .250
600066668     WRIGHT, DONALD           8194 CLUB CREST          ARVADA            CO      80005    $127,127.84    8.750     .250
600066669     MATTESON, THOMAS         4044 VALLE DEL           BONSALL           CA      92003    $180,744.77    8.375     .250
600066670     KIGGINS, GARY            1944 WEST JAVEL          MESA              AZ      85202     $90,161.06    9.000     .250
600066671     JOHNS, JAMES             61 SILVER FIR L          DANVILLE          CA      94506    $281,790.27    8.375     .250
600066672     PENNINGTON, ARTIE        2607 GARRETSON           AUSTIN            TX      78745     $87,556.10    9.000     .250
600066674     CHAN, BOR                540 LOWER VINTN          FREMONT           CA      94539    $456,841.47    8.000     .250
600066675     LORING, DAVID B          6325 WALNUT CRE          RENO              NV      89523    $109,238.61    8.625     .250
600066676     JENKINS, G.D.            25243 RUNNING H          NEWHALL           CA      91321    $310,409.88    7.875     .250
600066677     WENG, DAVID              821 ARGUS COURT          FOSTER CITY       CA      94404    $318,413.10    8.000     .250
600066678     BOLIN, PATRICK           6207 GLENDORA A          DALLAS            TX      75230    $286,128.38    8.000     .250
600066679     ACKERMAN, JAY            1438 NORTH OGDE          LOS ANGELES       CA      90046    $332,703.77    8.250     .250
600066680     TINDALL, PAM             113 GILLASPEY A          CRESTED BUTTE     CO      81224    $149,641.95    8.625     .250
600066681     GRINDSTAFF, LA NORA B.   4290 GANDER LAN          CARSON CITY       NV      89704     $92,267.59    8.375     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600066667         8.250     .0425     8.208    05/01/2027  835348                     $1,812.71                   09/01/1997
600066668         8.500     .0425     8.458    04/01/2027  1096247                    $1,003.04                   09/01/1997
600066669         8.125     .0425     8.083    05/01/2027  881946                     $1,377.25                   09/01/1997
600066670         8.750     .0425     8.708    05/01/2027  1101377                      $727.38                   09/01/1997
600066671         8.125     .0425     8.083    05/01/2027  1101443                    $2,147.20                   09/01/1997
600066672         8.750     .0425     8.708    05/01/2027  1101609                      $706.06                   09/01/1997
600066674         7.750     .0425     7.708    04/01/2027  1083179                    $3,363.58                   09/01/1997
600066675         8.375     .0425     8.333    05/01/2027  1058957                      $851.68                   09/01/1997
600066676         7.625     .0425     7.583    05/01/2027  1084730                    $2,262.22                   09/01/1997
600066677         7.750     .0425     7.708    04/01/2027  1085810                    $2,344.38                   09/01/1997
600066678         7.750     .0425     7.708    04/01/2027  1087238                    $2,113.24                   09/01/1997
600066679         8.000     .0425     7.958    04/01/2027  1087618                    $2,514.49        14         09/01/1997
600066680         8.375     .0425     8.333    05/01/2027  1087915                    $1,166.68                   09/01/1997
600066681         8.125     .0425     8.083    05/01/2027  1087691                      $703.07                   09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600066667       360     .00      .00        .00        .000        .250         .293        $294,713.00    N
600066668       360     .00      .00        .00        .000        .250         .293        $170,000.00    N
600066669       360     .00      .00        .00        .000        .250         .293        $305,000.00    N
600066670       360     .00      .00        .00        .000        .250         .293        $113,000.00    N
600066671       360     .00      .00        .00        .000        .250         .293        $650,000.00    N
600066672       360     .00      .00        .00        .000        .250         .293        $117,000.00    N
600066674       360     .00      .00        .00        .000        .250         .293        $573,000.00    N
600066675       360     .00      .00        .00        .000        .250         .293        $136,900.00    N
600066676       360     .00      .00        .00        .000        .250         .293        $390,000.00    N
600066677       360     .00      .00        .00        .000        .250         .293        $422,500.00    N
600066678       360     .00      .00        .00        .000        .250         .293        $360,000.00    N
600066679       360     .00      .00        .00        .000        .250         .293        $372,000.00    N
600066680       360     .00      .00        .00        .000        .250         .293        $192,000.00    N
600066681       360     .00      .00        .00        .000        .250         .293        $145,000.00    N

 (vlegal.ace v1.4)                                                    Page    21
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600066682     SCHWEEN, STEVEN          2638 CHARFORD S          GLENDORA          CA      91740    $155,637.06    8.750     .250
600066683     MORALES, RUDY            1717 STOCKTON            PLANO             TX      75023     $61,677.26    8.500     .250
600066684     PENT, JEREMIAH           3843 WINSLOW DR          FORT WORTH        TX      76109    $117,421.05    8.750     .250
600066685     STOUT, PATRICIA          17031 EAST EL L          FOUNTAIN HILLS    AZ      85268     $57,865.04    8.750     .250
600066686     HANSEL, LEE              10 LAKE FOREST           TROPHY CLUB       TX      76262    $108,519.52    8.250     .250
600066687     GONZALES, SUONG          4933 WILBUR STR          LAS VEGAS         NV      89119    $119,734.83    9.000     .250
600066688     PHELPS, RANDLE           3624 BRENTCOVE           NORTH LAS VEGA    NV      89030     $77,519.21    8.750     .250
600066689     PHELPS, RANDLE           3616 BRENTCOVE           NORTH LAS VEGA    NV      89030     $80,312.72    8.750     .250
600066690     CONSTANT, JUNE           2634 SAKLAN IND          WALNUT CREEK      CA      94595    $273,927.46    8.500     .250
600066691     IVANCIC, ROBERT          741 MAYRANT DRI          DALLAS            TX      75224     $79,813.83    8.750     .250
600066692     MCKINNEY, LEWIS          2103 JIM HOGG R          GEORGETOWN        TX      78628    $217,993.06    8.250     .250
600066693     TIGHT, STEVEN            3823 ALAMEDA DE          MENLO PARK        CA      94025    $379,092.88    8.625     .250
600066694     RADER, CHARLES           236 WEST HAWK L          PALMDALE          CA      93551     $87,007.32    9.000     .250
600066695     WHITE, KAYE              1762 CHANSON PL          MARIETTA          GA      30062     $49,877.54    8.500     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600066682         8.500     .0425     8.458    05/01/2027  1088368                    $1,227.25                  09/01/1997
600066683         8.250     .0425     8.208    05/01/2027  1089028                      $478.26                  09/01/1997
600066684         8.500     .0425     8.458    05/01/2027  1089424                      $928.31                  09/01/1997
600066685         8.500     .0425     8.458    05/01/2027  1089929                      $456.29                  09/01/1997
600066686         8.000     .0425     7.958    05/01/2027  1089960                      $817.38                  09/01/1997
600066687         8.750     .0425     8.708    05/01/2027  1090547                      $965.55                  09/01/1997
600066688         8.500     .0425     8.458    05/01/2027  1090877                      $611.27                  09/01/1997
600066689         8.500     .0425     8.458    05/01/2027  1090935                      $633.29                  09/01/1997
600066690         8.250     .0425     8.208    05/01/2027  1091032                    $2,111.44                  09/01/1997
600066691         8.500     .0425     8.458    05/01/2027  1091214                      $629.37                  09/01/1997
600066692         8.000     .0425     7.958    04/01/2027  1091545                    $1,643.02                  09/01/1997
600066693         8.375     .0425     8.333    05/01/2027  1091883                    $2,955.60                  09/01/1997
600066694         8.750     .0425     8.708    05/01/2027  1092402                      $701.63                  09/01/1997
600066695         8.250     .0425     8.208    05/01/2027  1092576                      $384.46                  09/01/1997

                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600066682       360     .00      .00        .00        .000        .250         .293        $195,000.00    N
600066683       360     .00      .00        .00        .000        .250         .293         $88,900.00    N
600066684       360     .00      .00        .00        .000        .250         .293        $147,500.00    N
600066685       360     .00      .00        .00        .000        .250         .293         $72,500.00    N
600066686       360     .00      .00        .00        .000        .250         .293        $136,000.00    N
600066687       360     .00      .00        .00        .000        .250         .293        $160,000.00    N
600066688       360     .00      .00        .00        .000        .250         .293        $105,000.00    N
600066689       360     .00      .00        .00        .000        .250         .293        $110,000.00    N
600066690       360     .00      .00        .00        .000        .250         .293        $343,250.00    N
600066691       360     .00      .00        .00        .000        .250         .293        $100,000.00    N
600066692       360     .00      .00        .00        .000        .250         .293        $273,400.00    N
600066693       360     .00      .00        .00        .000        .250         .293        $685,000.00    N
600066694       360     .00      .00        .00        .000        .250         .293        $109,000.00    N
600066695       360     .00      .00        .00        .000        .250         .293        $136,000.00    N

 (vlegal.ace v1.4)                                                    Page    22
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600066696     BRUTCHIN,  JR., BILLY    2053 CHINO STRE          SANTA BARBARA     CA      93101    $145,672.40    8.250     .250
600066697     HERR, HEDY               356 SKIDDER TRA          TRUCKEE           CA      96161    $149,668.58    9.000     .250
600066698     EBLING, PHILIP           1106 BLACK PINE          PLEASANT HILL     CA      94523    $397,942.69    8.125     .250
600066699     TAN, PETER               591 SHELLEY COU          MILPITAS          CA      95035    $394,306.83    8.375     .250
600066701     CAVAZOS, MANUEL          539 TARA PLANTA          RICHMOND          TX      77469     $46,746.46    9.000     .250
600066702     KELLY, NANCY             5019 NORTH 86TH          SCOTTSDALE        AZ      85250     $69,641.61    8.375     .250
600066703     SCHWARTZ, ROBERT         2609 REDLANDS D          COSTA MESA        CA      92627    $163,628.13    8.875     .250
600066704     SKAINS,  JR., THURMAN    20250 WILLOW GL          PILOT POINT       TX      76258     $68,635.76    8.625     .250
600066705     NG, VINCENT              130 BLANKEN AVE          SAN FRANCISCO     CA      94134    $188,985.42    8.250     .250
600066706     SIRIGNANO, DOMINIC J.    3816 SOUTH DORS          TEMPE             AZ      85282     $93,587.33    8.875     .250
600066707     BISHOP, JOSEPH           1191 BUCKINGHAM          LOS ALTOS         CA      94024    $384,057.09    8.500     .250
600066709     RO, SEN-YUAN             10375 STERN AVE          CUPERTINO         CA      95014    $279,314.24    8.500     .250
600066710     LIU, MATTHEW             46574 ROADRUNNE          FREMONT           CA      94539    $349,142.81    8.500     .250
600066711     FOX, BRENDA              3972 CLAITOR WA          SAN JOSE          CA      95132    $343,157.53    8.500     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600066696         8.000     .0425     7.958    05/01/2027  1094309                    $1,098.73                  09/01/1997
600066697         8.750     .0425     8.708    05/01/2027  1095181                    $1,206.93                  09/01/1997
600066698         7.875     .0425     7.833    05/01/2027  1095165                    $2,969.99                  09/01/1997
600066699         8.125     .0425     8.083    05/01/2027  1094804                    $3,004.57                  09/01/1997
600066701         8.750     .0425     8.708    05/01/2027  1106491                      $376.97                  09/01/1997
600066702         8.125     .0425     8.083    05/01/2027  1101096                      $532.05                  09/01/1997
600066703         8.625     .0425     8.583    05/01/2027  1095561                    $1,304.86                  09/01/1997
600066704         8.375     .0425     8.333    05/01/2027  1095413                      $535.12                  09/01/1997
600066705         8.000     .0425     7.958    05/01/2027  1095678                    $1,427.41                  09/01/1997
600066706         8.625     .0425     8.583    05/01/2027  1132646                      $746.31                  09/01/1997
600066707         8.250     .0425     8.208    05/01/2027  1096676                    $2,960.32                  09/01/1997
600066709         8.250     .0425     8.208    05/01/2027  1096635                    $2,152.96                  09/01/1997
600066710         8.250     .0425     8.208    05/01/2027  1097534                    $2,691.20                  09/01/1997
600066711         8.250     .0425     8.208    05/01/2027  1097500                    $2,645.06                  09/01/1997

                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600066696       360     .00      .00        .00        .000        .250          .293       $225,000.00    N
600066697       360     .00      .00        .00        .000        .250          .293       $485,000.00    N
600066698       360     .00      .00        .00        .000        .250          .293       $505,000.00    N
600066699       360     .00      .00        .00        .000        .250          .293       $494,199.00    N
600066701       360     .00      .00        .00        .000        .250          .293        $60,000.00    N
600066702       360     .00      .00        .00        .000        .250          .293       $145,000.00    N
600066703       360     .00      .00        .00        .000        .250          .293       $205,000.00    N
600066704       360     .00      .00        .00        .000        .250          .293        $86,000.00    N
600066705       360     .00      .00        .00        .000        .250          .293       $250,000.00    N
600066706       360     .00      .00        .00        .000        .250          .293       $117,250.00    N
600066707       360     .00      .00        .00        .000        .250          .293       $650,000.00    N
600066709       360     .00      .00        .00        .000        .250          .293       $595,000.00    N
600066710       360     .00      .00        .00        .000        .250          .293       $475,000.00    N
600066711       360     .00      .00        .00        .000        .250          .293       $430,000.00    N

 (vlegal.ace v1.4)                                                    Page    23
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600066712     NEJADEH, BIJAN           11906 A&B SUNHI          AUSTIN            TX      78758     $79,315.02    8.750     .250
600066713     STREIT, SIBYLLE          809 TIMBERCREST          SOUTHLAKE         TX      76092    $219,796.39    8.375     .250
600066714     AZRAQ, NARAM             2880 SOUTH LOCU          DENVER            CO      80222     $39,895.72    8.750     .250
600066715     RAEDER, DAVID            7420 SOUTH WOLF          LITTLETON         CO      80123    $398,593.34    8.375     .250
600066717     DILLARD, JAMES           366 OAKDALE RD           ATLANTA           GA      30307    $222,799.77    8.125     .250
600066718     PERAGUS, WALTER          39957 VERONA LA          PALMDALE          CA      93551    $126,728.98    8.750     .250
600066719     SCHERY, CHARLES          3310 CAPITAL RE          NORTH LAS VEGA    NV      89030     $74,825.48    8.750     .250
600066720     PAKRAVAN, PEJMAN         4071 FALLING LE          ENCINO            CA      91316    $553,675.14    8.625     .250
600066721     WEIDMANN, YVONNE         765 BURLAND DRI          BAILEY            CO      80421     $94,022.61    8.000     .250
600066722     ST. JOHN, PHYLLIS        0501 SHEKEL LAN          BRECKENRIDGE      CO      80424    $211,793.20    8.625     .250
600066723     FINSTER, JOSEPH          4067 FALCON STR          SAN DIEGO         CA      92103    $243,197.32    8.875     .250
600066724     MARIAN,  II, JOHN        4202 EAST AGAVE          PHOENIX           AZ      85044     $81,512.63    8.875     .250
600066725     HARTMANN, HAROLD         16 PICAZO #73            RANCHO SANTA M    CA      92688    $44,440.89     8.500     .250
600066726     SMITH, RICHARD           19175 VIA DEL C          YORBA LINDA       CA      92886    $265,231.98    8.375     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600066712         8.500     .0425     8.458    05/01/2027  1097443                      $625.43                  09/01/1997
600066713         8.125     .0425     8.083    05/01/2027  1097393                    $1,674.82                  09/01/1997
600066714         8.500     .0425     8.458    05/01/2027  1097344                      $316.65                  09/01/1997
600066715         8.125     .0425     8.083    05/01/2027  1097302                    $3,040.29                  09/01/1997
600066717         7.875     .0425     7.833    05/01/2027  1097203                    $1,663.19                  09/01/1997
600066718         8.500     .0425     8.458    04/01/2027  1096908                      $999.90                  09/01/1997
600066719         8.500     .0425     8.458    05/01/2027  1097716                      $590.03                  09/01/1997
600066720         8.375     .0425     8.333    05/01/2027  1097609                    $4,316.73                  09/01/1997
600066721         7.750     .0425     7.708    05/01/2027  1098268                      $693.41                  09/01/1997
600066722         8.375     .0425     8.333    05/01/2027  1098474                    $1,651.25                  09/01/1997
600066723         8.625     .0425     8.583    05/01/2027  1098805                    $1,939.38                  09/01/1997
600066724         8.625     .0425     8.583    05/01/2027  1098946                      $650.44                  09/01/1997
600066725         8.250     .0425     8.208    05/01/2027  1099100                      $342.55                  09/01/1997
600066726         8.125     .0425     8.083    05/01/2027  1099134                    $2,021.03                  09/01/1997

                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600066712       360     .00      .00        .00        .000        .250         .293        $106,000.00    N
600066713       360     .00      .00        .00        .000        .250         .293        $280,000.00    N
600066714       360     .00      .00        .00        .000        .250         .293         $57,500.00    N
600066715       360     .00      .00        .00        .000        .250         .293        $500,000.00    N
600066717       360     .00      .00        .00        .000        .250         .293        $280,000.00    N
600066718       360     .00      .00        .00        .000        .250         .293        $158,912.00    N
600066719       360     .00      .00        .00        .000        .250         .293        $125,000.00    N
600066720       360     .00      .00        .00        .000        .250         .293        $740,000.00    N
600066721       360     .00      .00        .00        .000        .250         .293        $126,000.00    N
600066722       360     .00      .00        .00        .000        .250         .293        $270,000.00    N
600066723       360     .00      .00        .00        .000        .250         .293        $325,000.00    N
600066724       360     .00      .00        .00        .000        .250         .293        $109,000.00    N
600066725       360     .00      .00        .00        .000        .250         .293         $59,400.00    N
600066726       360     .00      .00        .00        .000        .250         .293        $351,000.00    N

 (vlegal.ace v1.4)                                                    Page    24
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600066727     KELTON, FRANK            19711 ARBOR CRE          KATY              TX      77449     $67,833.47    8.500     .250
600066728     PORTER, JOSEPH           2265 EAST CHERO          WOODSTOCK         GA      30188     $63,843.27     8.500     .250
600066729     REMAR, ROBERT            2677 TUPELO STR          DECATUR           GA      30317     $56,268.77     8.750     .250
600066730     ANDERSON, GARY           1408 KENNEY DRI          MURPHYS           CA      95247    $119,720.81     8.750     .250
600066731     CHOQUEHUANCA, ANTHONY    3 HIGH BLUFF             LAGUNA NIGUEL     CA      92677    $335,155.85     8.375     .250
600066732     PERSONS, CHESTER         21 BALSAM COURT          STEAMBOAT SPRI    CO      80477     $42,897.35     8.625     .250
600066733     BASHAM, DARRELL          4502 AVENUE H            AUSTIN            TX      78751    $132,091.96     8.750     .250
600066734     HARRIS, KENDALL          10987 ROGERS CI          DULUTH            GA      30136    $436,871.23     8.250     .250
600066735     BUTT, M.A.               18073 EAST OHIO          AURORA            CO      80017     $36,692.56     8.750     .250
600066736     HOEPER, JOYCE            4437 WEST EL CA          GLENDALE          AZ      85302    $100,565.49     8.750     .250
600066738     TSUI, LARRY              11655 OAK SPRIN          CUPERTINO         CA      95014    $398,887.99     7.875     .250
600066739     ROURK, CHRISTOPHER       4507 BRETTON BA          DALLAS            TX      75287    $213,847.45     8.250     .250
600066740     PANNELL, TAMARA          4608 PARKMOUNT           FT. WORTH         TX      76137     $79,809.03     8.625     .250
600066741     TABIBNIA, ASHKAN         1277 SOUTH BEVE          LOS ANGELES       CA      90024    $204,335.63     8.875     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600066727         8.250     .0425     8.208    05/01/2027  1099274                      $522.86                  09/01/1997
600066728         8.250     .0425     8.208    05/01/2027  1099282                      $492.10                  09/01/1997
600066729         8.500     .0425     8.458    05/01/2027  1099290                      $443.70                  09/01/1997
600066730         8.500     .0425     8.458    05/01/2027  1099472                      $944.04                  09/01/1997
600066731         8.125     .0425     8.083    05/01/2027  1099498                    $2,553.84                  09/01/1997
600066732         8.375     .0425     8.333    05/01/2027  1099530                      $334.45                  09/01/1997
600066733         8.500     .0425     8.458    05/01/2027  1099548                    $1,041.59                  09/01/1997
600066734         8.000     .0425     7.958    05/01/2027  1099563                    $3,290.55                  09/01/1997
600066735         8.500     .0425     8.458    04/01/2027  1099613                      $289.51                  09/01/1997
600066736         8.500     .0425     8.458    05/01/2027  1099829                      $792.99                  09/01/1997
600066738         7.625     .0425     7.583    05/01/2027  1100064                    $2,900.28                  09/01/1997
600066739         8.000     .0425     7.958    05/01/2027  1100148                    $1,610.72                  09/01/1997
600066740         8.375     .0425     8.333    05/01/2027  1100213                      $622.23                  09/01/1997
600066741         8.625     .0425     8.583    05/01/2027  1100379                    $1,629.48                  09/01/1997

                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600066727       360     .00      .00        .00        .000        .250         .293        $140,000.00    N
600066728       360     .00      .00        .00        .000        .250         .293         $80,000.00    N
600066729       360     .00      .00        .00        .000        .250         .293         $70,500.00    N
600066730       360     .00      .00        .00        .000        .250         .293        $150,000.00    N
600066731       360     .00      .00        .00        .000        .250         .293        $420,000.00    N
600066732       360     .00      .00        .00        .000        .250         .293         $90,000.00    N
600066733       360     .00      .00        .00        .000        .250         .293        $165,500.00    N
600066734       360     .00      .00        .00        .000        .250         .293        $584,000.00    N
600066735       360     .00      .00        .00        .000        .250         .293         $59,000.00    N
600066736       360     .00      .00        .00        .000        .250         .293        $126,000.00    N
600066738       360     .00      .00        .00        .000        .250         .293        $675,000.00    N
600066739       360     .00      .00        .00        .000        .250         .293        $268,000.00    N
600066740       360     .00      .00        .00        .000        .250         .293        $107,195.00    N
600066741       360     .00      .00        .00        .000        .250         .293        $256,000.00    N

 (vlegal.ace v1.4)                                                    Page    25
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600066742     HUMPHREY III, RUSSELL    2307 ROCKEFELLE          REDONDO BEACH     CA      90278    $207,424.19    9.000    .250
600066743     CHANG, PAUL              1247 OAK RIDGE           PINOLE            CA      94564    $133,164.59    8.375    .250
600066744     CHAN, YAT-CHUNG          2831, 2833, 283          PALO ALTO         CA      94306    $251,413.67    8.750    .250
600066745     BROGLIO, RONALD          2860 QUARTZ DRI          ARNOLD            CA      95223    $134,685.89    8.750    .250
600066746     GREEN, PAUL              108 GABRIEL FOR          GEORGETOWN        TX      78628     $43,797.82    8.750    .250
600066748     ROSTON, DOUGLAS          2090 HUNTINGTON          LOS ALTOS         CA      94024    $349,051.18    8.000    .250
600066749     DASHIRLL, THOMAS         112 WHISPER WAY          BOERNE            TX      78006     $72,426.66    8.625    .250
600066750     TERRILL, GEORGE          3116 VAN BUREN           COSTA MESA        CA      92626    $155,970.93    8.750    .250
600066751     TERRILL, GEORGE          1143 CHARLESTON          COSTA MESA        CA      92626    $159,624.08    8.750    .250
600066752     TERRILL, GEORGE          3132 BOSTON WAY          COSTA MESA        CA      92626    $165,947.66    8.750    .250
600066753     NG, CHI-SHING            1409 LEXINGTON           SAN JOSE          CA      95117    $366,345.67    8.750    .250
600066754     GABLE, REBA              4590 NORTH TIER          TUCSON            AZ      85749     $59,853.04    8.500    .250
600066755     FRASER, CAROLYN          1441 EAST MARYL          PHOENIX           AZ      85014     $37,414.95    8.875    .250
600066756     CHRISMAN, DONALD         1087 LISLIN COU          PITTSBURG         CA      94565    $123,387.04    8.500    .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600066742         8.750     .0425     8.708    05/01/2027  1100403                    $1,673.62                  09/01/1997
600066743         8.125     .0425     8.083    05/01/2027  1100643                    $1,014.70                  09/01/1997
600066744         8.500     .0425     8.458    05/01/2027  1100700                    $1,982.49                  09/01/1997
600066745         8.500     .0425     8.458    05/01/2027  1100775                    $1,062.05                  09/01/1997
600066746         8.500     .0425     8.458    05/01/2027  1100809                      $345.37                  09/01/1997
600066748         7.750     .0425     7.708    05/01/2027  1100825                    $2,568.18                  09/01/1997
600066749         8.375     .0425     8.333    05/01/2027  1100841                      $564.68                  09/01/1997
600066750         8.500     .0425     8.458    05/01/2027  1100890                    $1,237.09                  09/01/1997
600066751         8.500     .0425     8.458    05/01/2027  1100908                    $1,266.59                  09/01/1997
600066752         8.500     .0425     8.458    05/01/2027  1100932                    $1,315.76                  09/01/1997
600066753         8.500     .0425     8.458    05/01/2027  1101005                    $2,888.76                  09/01/1997
600066754         8.250     .0425     8.208    05/01/2027  1101708                      $461.35                  09/01/1997
600066755         8.625     .0425     8.583    05/01/2027  1103316                      $298.37                  09/01/1997
600066756         8.250     .0425     8.208    05/01/2027  1101872                      $955.76                  09/01/1997

                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600066742       360     .00      .00        .00        .000        .250         .293        $260,000.00    N
600066743       360     .00      .00        .00        .000        .250         .293        $178,000.00    N
600066744       360     .00      .00        .00        .000        .250         .293        $315,000.00    N
600066745       360     .00      .00        .00        .000        .250         .293        $180,000.00    N
600066746       360     .00      .00        .00        .000        .250         .293         $54,900.00    N
600066748       360     .00      .00        .00        .000        .250         .293        $741,500.00    N
600066749       360     .00      .00        .00        .000        .250         .293        $120,000.00    N
600066750       360     .00      .00        .00        .000        .250         .293        $213,000.00    N
600066751       360     .00      .00        .00        .000        .250         .293        $215,000.00    N
600066752       360     .00      .00        .00        .000        .250         .293        $223,000.00    N
600066753       360     .00      .00        .00        .000        .250         .293        $459,000.00    N
600066754       360     .00      .00        .00        .000        .250         .293        $145,000.00    N
600066755       360     .00      .00        .00        .000        .250         .293         $46,900.00    N
600066756       360     .00      .00        .00        .000        .250         .293        $162,000.00    N

 (vlegal.ace v1.4)                                                    Page    26
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600066757     POLAK, MARVIN            23771 CALLE AZO          MISSION VIEJO     CA      92692     $91,686.17    8.750     .250
600066758     RAWLINGS, NORMAN         7 STATES AVENUE          MIDLOTHIAN        TX      76065     $51,978.80    8.750     .250
600066759     MARTINEZ JR., JOSEPH     5522 AMHERST             DALLAS            TX      75209    $136,048.47    8.250     .250
600066760     DORETY, LAWRENCE         1861 S. SPRINGE          MOUNTAIN VIEW     CA      94040    $349,120.68    8.375     .250
600066761     HARDEMAN, THOMAS         840 BITTERNUT D          COPPELL           TX      75019     $80,063.28    8.750     .250
600066762     MAHLER, MARK             11072 ALBION DR          THORNTON          CO      80233     $89,247.20    8.875     .250
600066763     EBER, LORAINE P.         2524 WILSON DRI          TUSTIN            CA      92782    $287,238.75    8.125     .250
600066766     MYERS, GEORGE            3411 VANCOUVER           SAN DIEGO         CA      92104    $104,768.01    9.000     .250
600066767     SCOTT, DOROTHY M.        10677 VANORA DR          LOS ANGELES       CA      91040     $64,856.38    9.000     .250
600066768     ROMINE, GLENDA           2221 DOGWOOD CT          MIDLOTHIAN        TX      76065    $106,923.73    8.250     .250
600066769     JONES, KAREN             11956 MIRANDA S          VALLEY VILLAGE    CA      91607    $103,764.19    8.875     .250
600066770     COOK, JODY               6446 APPLE VALL          BLAIRSVILLE       GA      30512     $56,624.62    9.000     .250
600066771     CEDARLEAF, GUY           5218 WEST REDFI          GLENDALE          AZ      85306     $83,709.19    8.875     .250
600066772     VENDRICK, C.             64606462 WEST            LOS ANGELES       CA      90045    $147,887.93    8.875     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600066757         8.500     .0425     8.458    05/01/2027  1101880                      $722.98                  09/01/1997
600066758         8.500     .0425     8.458    05/01/2027  1101989                      $409.87                  09/01/1997
600066759         8.000     .0425     7.958    05/01/2027  1102169                    $1,024.73                  09/01/1997
600066760         8.125     .0425     8.083    05/01/2027  1102201                    $2,660.25                  09/01/1997
600066761         8.500     .0425     8.458    05/01/2027  1102276                      $631.33                  09/01/1997
600066762         8.625     .0425     8.583    05/01/2027  1102854                      $711.70                  09/01/1997
600066763         7.875     .0425     7.833    05/01/2027  1134667                    $2,138.39                  09/01/1997
600066766         8.750     .0425     8.708    05/01/2027  1103589                      $844.85                  09/01/1997
600066767         8.750     .0425     8.708    05/01/2027  606251                       $523.00                  09/01/1997
600066768         8.000     .0425     7.958    05/01/2027  1111616                      $805.36                  09/01/1997
600066769         8.625     .0425     8.583    05/01/2027  1103753                      $827.47                  09/01/1997
600066770         8.750     .0425     8.708    05/01/2027  1103712                      $456.62                  09/01/1997
600066771         8.625     .0425     8.583    05/01/2027  1104116                      $667.55                  09/01/1997
600066772         8.625     .0425     8.583    05/01/2027  1104199                    $1,193.47                  09/01/1997

                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600066757       360     .00      .00        .00        .000        .250         .293        $174,900.00    N
600066758       360     .00      .00        .00        .000        .250         .293         $65,200.00    N
600066759       360     .00      .00        .00        .000        .250         .293        $170,500.00    N
600066760       360     .00      .00        .00        .000        .250         .293        $492,000.00    N
600066761       360     .00      .00        .00        .000        .250         .293        $107,000.00    N
600066762       360     .00      .00        .00        .000        .250         .293        $111,850.00    N
600066763       360     .00      .00        .00        .000        .250         .293        $360,000.00    N
600066766       360     .00      .00        .00        .000        .250         .293        $140,000.00    N
600066767       360     .00      .00        .00        .000        .250         .293        $105,000.00    N
600066768       360     .00      .00        .00        .000        .250         .293        $134,000.00    N
600066769       360     .00      .00        .00        .000        .250         .293        $130,000.00    N
600066770       360     .00      .00        .00        .000        .250         .293         $93,000.00    N
600066771       360     .00      .00        .00        .000        .250         .293        $104,900.00    N
600066772       360     .00      .00        .00        .000        .250         .293        $235,000.00    N

 (vlegal.ace v1.4)                                                    Page    27
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600066773     VALLONE, ANTHONY         3991 GRAPEFRUIT          LAS VEGAS         NV      89103     $83,809.54    8.875     .250
600066775     LEE, YONG                3055 WOODSIDE M          PLEASANT HILL     CA      94523    $262,845.75    8.625     .250
600066776     TSAI, WENNY              18 EDGESTONE             IRVINE            CA      92606    $139,674.27    8.750     .250
600066777     HANSEN, ALBERT           7247 EAST MILAG          MESA              AZ      85208    $134,693.90    8.875     .250
600066778     BOWMAN, RICHARD          101 BROAD OAKS           HOUSTON           TX      77056    $648,487.69    8.750     .250
600066779     FARRA, YASSEL            8400 TALLWOOD D          AUSTIN            TX      78759    $146,032.17    8.375     .250
600066780     BANKS, CHRISTINE         311 WEST MARY D          AUSTIN            TX      78704    $111,900.16    8.875     .250
600066781     GREENWELL, SCOTT         4705 LOOKOUT MO          AUSTIN            TX      78731    $394,979.46    8.250     .250
600066782     GONZALEZ, JESUS          130 BUENA VISTA          EL PASO           TX      79905     $52,346.74    8.750     .250
600066783     FARAHANI, MANOUCHEHR     5225 TORTUGA TR          AUSTIN            TX      78731    $438,029.99    9.000     .250
600066784     PITSENBARGER, DONALD     3102 NORTH ASHW          ORANGE            CA      92865    $149,613.43    8.250     .250
600066785     HA, NGOC                 1681 SOUTH BLAC          AURORA            CO      80012     $49,880.66    8.625     .250
600066786     WELLS, SUZANNE           46 WEST LAMAR R          PHOENIX           AZ      85013    $193,411.29    8.875     .250
600066787     UHLMAN, NINA             7756 HORSESHOE           LOOMIS            CA      95650    $152,644.04    8.750     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600066773         8.625     .0425     8.583    05/01/2027  1104207                    $668.34                    09/01/1997
600066775         8.375     .0425     8.333    05/01/2027  1104512                  $2,061.14                    09/01/1997
600066776         8.500     .0425     8.458    05/01/2027  1104546                  $1,101.38                    09/01/1997
600066777         8.625     .0425     8.583    05/01/2027  1104702                  $1,074.12                    09/01/1997
600066778         8.500     .0425     8.458    05/01/2027  1105113                  $5,113.55                    09/01/1997
600066779         8.125     .0425     8.083    05/01/2027  1105139                  $1,112.75                    09/01/1997
600066780         8.625     .0425     8.583    05/01/2027  1105154                    $897.49                    09/01/1997
600066781         8.000     .0425     7.958    05/01/2027  1105162                  $2,975.02                    09/01/1997
600066782         8.500     .0425     8.458    04/01/2027  1105212                    $413.02                    09/01/1997
600066783         8.750     .0425     8.708    05/01/2027  1105295                  $3,532.29                    09/01/1997
600066784         8.000     .0425     7.958    05/01/2027  1105493                  $1,126.90                    09/01/1997
600066785         8.375     .0425     8.333    05/01/2027  1105543                    $388.89                    09/01/1997
600066786         8.625     .0425     8.583    05/01/2027  1106079                  $1,551.51                    09/01/1997
600066787         8.500     .0425     8.458    05/01/2027  1107135                  $1,203.65                    09/01/1997

                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600066773       360     .00      .00        .00        .000        .250         .293        $105,000.00    N
600066775       360     .00      .00        .00        .000        .250         .293        $335,000.00    N
600066776       360     .00      .00        .00        .000        .250         .293        $175,000.00    N
600066777       360     .00      .00        .00        .000        .250         .293        $150,000.00    N
600066778       360     .00      .00        .00        .000        .250         .293        $880,000.00    N
600066779       360     .00      .00        .00        .000        .250         .293        $183,000.00    N
600066780       360     .00      .00        .00        .000        .250         .293        $141,000.00    N
600066781       360     .00      .00        .00        .000        .250         .293        $495,000.00    N
600066782       360     .00      .00        .00        .000        .250         .293         $70,000.00    N
600066783       360     .00      .00        .00        .000        .250         .293        $754,000.00    N
600066784       360     .00      .00        .00        .000        .250         .293        $190,000.00    N
600066785       360     .00      .00        .00        .000        .250         .293         $67,000.00    N
600066786       360     .00      .00        .00        .000        .250         .293        $260,000.00    N
600066787       360     .00      .00        .00        .000        .250         .293        $210,000.00    N

 (vlegal.ace v1.4)                                                    Page    28
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600066788     CAVAZOS, MANUEL          2810 GRANTS LAK          SUGAR LAND        TX      77479     $39,911.61    9.000     .250
600066789     ROSALES, JOEL            2808 RED RIVER           MESQUITE          TX      75150     $37,814.06    8.875     .250
600066790     POLTERE,  JR., JOHN      725 & 729 EMPIR          VENTURA           CA      93003    $110,728.16    8.500     .250
600066791     BUTT, M.A.               907 SOUTH YAMPA          AURORA            CO      80017     $43,304.08    9.000     .250
600066792     GARCIA, MARGARITO        6750 BIRCH STRE          COMMERCE CITY     CO      80022     $57,359.16    8.500     .250
600066793     HASHEMI, ABDOLALI        2037 KENT DRIVE          LOS ALTOS         CA      94024    $299,246.28    8.375     .250
600066794     VELASQUEZ, TRINIDAD      20861 GLENCAIRN          HUNTINGTON BEA    CA      92646    $171,360.55    8.875     .250
600066795     HARWELL, MARK            6401 FOX CHASE           PLANO             TX      75024    $358,364.26    8.750     .250
600066796     DICKSON, LAURIE          273 LAKE VIEW D          BAYFIELD          CO      81122     $69,446.19    9.000     .250
600066797     LASTRA,  SR, LUIS        3516 WEST PETER          TUCSON            AZ      85741     $39,906.94    8.750     .250
600066798     REED, ROGER              2239 GREEN HILL          VISTA             CA      92084    $181,055.49    8.500     .250
600066799     GOULD, FLORENCE          116 VERNA SPUR,          GEORGETOWN        TX      78628     $85,306.11    8.875     .250
600066801     ENOS, PAULETTE           11125 NORTH 77T          SCOTTSDALE        AZ      85260    $172,108.86    8.875     .250
600066802     LE, TOM                  2650 TAYLOR AVE          CORONA            CA      91720     $99,755.10    8.500     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600066788         8.750     .0425     8.708    05/01/2027  1107382                      $321.85                  09/01/1997
600066789         8.625     .0425     8.583    05/01/2027  1107481                      $301.55                  09/01/1997
600066790         8.250     .0425     8.208    05/01/2027  1107564                      $853.49                  09/01/1997
600066791         8.750     .0425     8.708    05/01/2027  1107812                      $349.21                  09/01/1997
600066792         8.250     .0425     8.208    05/01/2027  1107929                      $442.13                  09/01/1997
600066793         8.125     .0425     8.083    05/01/2027  1108083                    $2,280.22                  09/01/1997
600066794         8.625     .0425     8.583    05/01/2027  1108430                    $1,366.52                  09/01/1997
600066795         8.500     .0425     8.458    05/01/2027  1108216                    $2,825.83                  09/01/1997
600066796         8.750     .0425     8.708    05/01/2027  1108232                      $560.02                  09/01/1997
600066797         8.500     .0425     8.458    05/01/2027  1108281                      $314.68                  09/01/1997
600066798         8.250     .0425     8.208    05/01/2027  1108372                    $1,395.58                  09/01/1997
600066799         8.625     .0425     8.583    05/01/2027  1108497                      $680.28                  09/01/1997
600066801         8.625     .0425     8.583    05/01/2027  1108836                    $1,372.49                  09/01/1997
600066802         8.250     .0425     8.208    05/01/2027  1109149                      $768.91                  09/01/1997

                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600066788       360     .00      .00        .00        .000        .250         .293         $50,000.00     N
600066789       360     .00      .00        .00        .000        .250         .293         $77,900.00     N
600066790       360     .00      .00        .00        .000        .250         .293        $185,000.00     N
600066791       360     .00      .00        .00        .000        .250         .293         $66,500.00     N
600066792       360     .00      .00        .00        .000        .250         .293         $80,000.00     N
600066793       360     .00      .00        .00        .000        .250         .293        $690,000.00     N
600066794       360     .00      .00        .00        .000        .250         .293        $229,000.00     N
600066795       360     .00      .00        .00        .000        .250         .293        $449,000.00     N
600066796       360     .00      .00        .00        .000        .250         .293         $87,000.00     N
600066797       360     .00      .00        .00        .000        .250         .293        $100,000.00     N
600066798       360     .00      .00        .00        .000        .250         .293        $260,000.00     N
600066799       360     .00      .00        .00        .000        .250         .293        $115,500.00     N
600066801       360     .00      .00        .00        .000        .250         .293        $230,000.00     N
600066802       360     .00      .00        .00        .000        .250         .293        $159,900.00     N

 (vlegal.ace v1.4)                                                    Page    29
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600066803     DOWNS, LAWRENCE          463 CAMINO ELEV          CHULA VISTA       CA      91902    $234,992.86    8.250     .250
600066804     NOVAK, SUZANNE           247 NORTH COOK           DENVER            CO      80206    $321,211.40    8.500     .250
600066805     LICATINI, MATTEO         1719 LAYNE PLAC          EL CAJON          CA      92019     $99,755.10    8.500     .250
600066806     HEIM, JOHN               4850 SOUTH FIEL          LITTLETON         CO      80123     $84,203.62    8.750     .250
600066808     KONCZAK, TERRY           1291 ELLIS AVEN          CAMBRIA           CA      93428    $149,659.88    8.875     .250
600066809     SHERIDAN, MICHAEL        4631 OAK GLEN W          FAIR OAKS         CA      95628    $190,333.96    8.875     .250
600066810     NAUS, JAMES              6355 SPINNAKER           ALPHARETTA        GA      30202    $162,630.41    8.875     .250
600066811     ONGCHANGCO, MARTHA       2100 BRIGHTON S          LAS VEGAS         NV      89128    $121,972.78    8.875     .250
600066812     MENTO, ROBERT            21761 EXTON WAY          LAKE FOREST       CA      92630    $239,297.29    8.375     .250
600066814     DUCOTE, MICHAEL          7313 SILVERTHOR          ROWLETT           TX      75088    $105,733.67    8.375     .250
600066815     BEASLEY, DAVID           557 PONCE DE LE          ATLANTA           GA      30307    $237,816.14    8.500     .250
600066816     AMADO, GEORGE            1248 SOUTH UVAL          AURORA            CO      80012     $37,716.47    9.000     .250
600067205     OLDENBURG                23 CASUAL COURT          NOVATO            CA      94947    $379,249.22    8.125     .250
600067211     MARKEY                   117 LASATA COURT         DANVILLE          CA      94526    $365,312.75    8.375     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600066803         8.000     .0425     7.958    05/01/2027  1109651                    $1,769.98                  09/01/1997
600066804         8.250     .0425     8.208    05/01/2027  1109461                    $2,475.90                  09/01/1997
600066805         8.250     .0425     8.208    05/01/2027  1109479                      $768.91                  09/01/1997
600066806         8.500     .0425     8.458    05/01/2027  1109834                      $663.98                  09/01/1997
600066808         8.625     .0425     8.583    05/01/2027  1110121                    $1,193.47                  09/01/1997
600066809         8.625     .0425     8.583    05/01/2027  1110402                    $1,518.09         12       09/01/1997
600066810         8.625     .0425     8.583    05/01/2027  1111335                    $1,296.90                  09/01/1997
600066811         8.625     .0425     8.583    05/01/2027  1111459                      $972.68                  09/01/1997
600066812         8.125     .0425     8.083    05/01/2027  1112986                    $1,823.41                  09/01/1997
600066814         8.125     .0425     8.083    05/01/2027  1112218                      $805.68                  09/01/1997
600066815         8.250     .0425     8.208    05/01/2027  1113810                    $1,833.09                  09/01/1997
600066816         8.750     .0425     8.708    05/01/2027  1116110                      $304.15                  09/01/1997
600067205         7.875     .0425     7.833    06/01/2027  4176095                    $2,821.49                  09/01/1997
600067211         8.125     .0425     8.083    06/01/2027  4179529                    $2,781.87                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600066803       360     .00      .00        .00        .000        .250         .293        $294,500.00    N
600066804       360     .00      .00        .00        .000        .250         .293        $402,500.00    N
600066805       360     .00      .00        .00        .000        .250         .293        $325,000.00    N
600066806       360     .00      .00        .00        .000        .250         .293        $129,900.00    N
600066808       360     .00      .00        .00        .000        .250         .293        $200,000.00    N
600066809       360     .00      .00        .00        .000        .250         .293        $212,000.00    N
600066810       360     .00      .00        .00        .000        .250         .293        $205,925.00    N
600066811       360     .00      .00        .00        .000        .250         .293        $163,000.00    N
600066812       360     .00      .00        .00        .000        .250         .293        $299,900.00    N
600066814       360     .00      .00        .00        .000        .250         .293        $132,500.00    N
600066815       360     .00      .00        .00        .000        .250         .293        $298,000.00    N
600066816       360     .00      .00        .00        .000        .250         .293         $54,000.00    N
600067205       360     .00      .00        .00        .000        .250         .293        $630,000.00    N
600067211       360     .00      .00        .00        .000        .250         .293        $457,500.00    N

 (vlegal.ace v1.4)                                                    Page    30
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600067217     BORBAS                   633 RUSHING CREEK PLA    THOUSAND OAKS     CA      91360    $233,487.76    8.125     .250
600067229     COLLINS                  2200 LOCH LANE           WALNUT CREEK      CA      94598    $291,465.54    8.500     .250
600067263     ROBBINS                  5414 CLEARSITE ST        TORRANCE          CA      90505    $263,491.47    8.250     .250
600067291     HEILBRUNN                51 DEMING STREET         SAN FRANCISCO     CA      94114    $334,537.70    8.125     .250
600067301     HYNDMAN                  1740 1ST STREET          MANHATTAN BEACH   CA      90266    $333,739.29    8.125     .250
600067373     ANDRLE                   28 FALL CREEK DRIVE #    BRANSON           MO      65616     $11,974.14    9.125     .250
600067404     RODGERS                  126 RIDGEWOOD DRIVE      SAN RAFAEL        CA      94901    $199,633.93    8.500     .250
600067411     WILLIAMS                 381 BALTUSROL DRIVE      APTOS             CA      95003     $87,708.24    8.125     .250
600067424     COLE                     2000 FIRST AVENUE #70    SEATTLE           WA      98121    $181,167.79    8.500     .250
600068623     CROSSLAND,STEPHEN        1413 SEA MEADOW          SANTA BARBARA     CA      93108    $898,415.40    8.750     .250
600068624     MURPHY,MARY              2240 WOODCREEK           CARROLLTON        TX      75006    $100,667.67    8.125     .250
600068625     LO,TZU                   103 LASATA COUR          DANVILLE          CA      94526    $302,445.41    8.500     .250
600068626     WALSH JR.,BURTON         5430 ENGLISH CO          PENRYN            CA      95663    $238,024.62    8.625     .250
600068627     CORTES,JESUS             5010 RHOADS AVE          SANTA BARBARA     CA      93111    $197,628.23    8.375     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600067217         7.875     .0425     7.833    06/01/2027  4182457                    $1,737.08        12        09/01/1997
600067229         8.250     .0425     8.208    06/01/2027  4188801                    $2,245.23                  09/01/1997
600067263         8.000     .0425     7.958    06/01/2027  4205324                    $1,983.35                  09/01/1997
600067291         7.875     .0425     7.833    06/01/2027  4215240                    $2,488.86                  09/01/1997
600067301         7.875     .0425     7.833    06/01/2027  4217741                    $2,482.92                  09/01/1997
600067373         8.875     .0425     8.833    05/01/2027  4133617                       $97.64                  09/01/1997
600067404         8.250     .0425     8.208    06/01/2027  4221487                    $1,537.83                  09/01/1997
600067411         7.875     .0425     7.833    04/01/2027  4152955                      $653.40                  09/01/1997
600067424         8.250     .0425     8.208    06/01/2027  4190153                    $1,395.58                  09/01/1997
600068623         8.500     .0425     8.458    06/01/2027  834879                     $7,080.30                  09/01/1997
600068624         7.875     .0425     7.833    07/01/2027  1154707                      $748.44                  09/01/1997
600068625         8.250     .0425     8.208    06/01/2027  1101625                    $2,329.81                  09/01/1997
600068626         8.375     .0425     8.333    06/01/2027  1087394                    $1,854.64         1        09/01/1997
600068627         8.125     .0425     8.083    06/01/2027  1118835                    $1,504.94                  09/01/1997

                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600067217       360     .00      .00        .00        .000        .250         .293          $260,000.00  N
600067229       360     .00      .00        .00        .000        .250         .293          $365,000.00  N
600067263       360     .00      .00        .00        .000        .250         .293          $330,000.00  N
600067291       360     .00      .00        .00        .000        .250         .293          $419,000.00  N
600067301       360     .00      .00        .00        .000        .250         .293          $418,000.00  N
600067373       360     .00      .00        .00        .000        .250         .293           $28,500.00  N
600067404       360     .00      .00        .00        .000        .250         .293          $275,000.00  N
600067411       360     .00      .00        .00        .000        .250         .293          $400,000.00  N
600067424       360     .00      .00        .00        .000        .250         .293          $242,000.00  N
600068623       360     .00      .00        .00        .000        .250         .293        $2,500,000.00  N
600068624       360     .00      .00        .00        .000        .250         .293          $126,000.00  N
600068625       360     .00      .00        .00        .000        .250         .293          $623,000.00  N
600068626       360     .00      .00        .00        .000        .250         .293          $265,000.00  N
600068627       360     .00      .00        .00        .000        .250         .293          $247,500.00  N

 (vlegal.ace v1.4)                                                    Page    31
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600068628     ESTERLY,DANIEL C.        5 DEERHOLLOW             IRVINE            CA      92620    $224,712.07    8.250     .250
600068629     BENNETT,CONSTANCE        9703 JENNINGS R          MORRISON          CO      80465    $114,550.49    8.750     .250
600068630     LUTZ,CAROL               846 MARINA STRE          MORRO BAY         CA      93442    $127,566.09    8.500     .250
600068631     HOLMES,JOHN              4353 FAIRFAX AV          HIGHLAND PARK     TX      75205    $178,537.48    8.000     .250
600068632     TENNYSON,MARK R.         5 GREEN HOLLOW           IRVINE            CA      92620    $255,414.27    8.125     .250
600068633     HASHEMI, ROSS            24355 DRY CANYO          CALABASAS         CA      91302    $347,554.65    8.250     .250
600068634     HWANG,JYH-FUU            1595 HERON AVEN          SUNNYVALE         CA      94087    $299,450.89    8.500     .250
600068635     ROOT,JAMES T             3275 SAN LUIS A          CARMEL            CA      93923    $277,790.61    8.500     .250
600068636     SULLIVAN,KIRK W.         9 BRAMBLEWOOD            IRVINE            CA      92620    $305,148.90    8.125     .250
600068637     VILLALOBOS,JESUS         1449 CROSS RIDG          EL PASO           TX      79912    $ 54,590.95    8.875     .250
600068639     ROSENBAUM,MARK           10514 LUBAO AVE          CHATSWORTH        CA      91311    $251,476.90    8.375     .250
600068641     BISHOP,JEFFREY           15410 CAMBRIA C          AUSTIN            TX      78717    $144,121.86    8.250     .250
600068642     WALTON, CHARLENE         22 OCEAN CREST           RANCHO PALOS V    CA      90275    $125,842.83    8.375     .250
600068643     QUINTANA,THOMAS          708 CAMBRIDGE M          COPPELL           TX      75019    $426,756.57    8.750     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600068628         8.000     .0425     7.958    07/01/2027  1134444                    $1,690.35                  09/01/1997
600068629         8.500     .0425     8.458    06/01/2027  1098961                    $  902.74                  09/01/1997
600068630         8.250     .0425     8.208    06/01/2027  1100007                    $  982.67                  09/01/1997
600068631         7.750     .0425     7.708    06/01/2027  1100361                    $1,312.71                  09/01/1997
600068632         7.875     .0425     7.833    07/01/2027  1134642                    $1,898.94                  09/01/1997
600068633         8.000     .0425     7.958    07/01/2027  1154996                    $2,614.41                  09/01/1997
600068634         8.250     .0425     8.208    06/01/2027  1104785                    $2,306.75                  09/01/1997
600068635         8.250     .0425     8.208    06/01/2027  1057744                    $2,139.89                  09/01/1997
600068636         7.875     .0425     7.833    07/01/2027  1134741                    $2,268.70                  09/01/1997
600068637         8.625     .0425     8.583    07/01/2027  1108208                    $  437.61                  09/01/1997
600068639         8.125     .0425     8.083    06/01/2027  1112879                    $1,915.01                  09/01/1997
600068641         8.000     .0425     7.958    06/01/2027  1114016                    $1,084.83                  09/01/1997
600068642         8.125     .0425     8.083    07/01/2027  1114834                    $  957.69                  09/01/1997
600068643         8.500     .0425     8.458    07/01/2027  1115377                    $3,361.18                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600068628       360     .00      .00        .00        .000        .250         .293        $370,500.00    N
600068629       360     .00      .00        .00        .000        .250         .293        $153,000.00    N
600068630       360     .00      .00        .00        .000        .250         .293        $205,000.00    N
600068631       360     .00      .00        .00        .000        .250         .293        $500,000.00    N
600068632       360     .00      .00        .00        .000        .250         .293        $319,700.00    N
600068633       360     .00      .00        .00        .000        .250         .293        $435,000.00    N
600068634       360     .00      .00        .00        .000        .250         .293        $401,000.00    N
600068635       360     .00      .00        .00        .000        .250         .293        $600,000.00    N
600068636       360     .00      .00        .00        .000        .250         .293        $381,961.00    N
600068637       360     .00      .00        .00        .000        .250         .293        $105,950.00    N
600068639       360     .00      .00        .00        .000        .250         .293        $314,950.00    N
600068641       360     .00      .00        .00        .000        .250         .293        $180,500.00    N
600068642       360     .00      .00        .00        .000        .250         .293        $326,000.00    N
600068643       360     .00      .00        .00        .000        .250         .293        $534,089.00    N

 (vlegal.ace v1.4)                                                    Page    32
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600068644     STUBBS,A.                607 AVERY STREE          DECATUR           GA      30030    $139,737.12    8.375     .250
600068645     FARENBAUGH,NEAL J        7331 235TH AVEN          REDMOND           WA      98053    $259,649.92    8.000     .250
600068647     CHIU,STANLEY             30 MONTAIR PLAC          DANVILLE          CA      94526    $449,110.91    8.125     .250
600068648     CASSANO,LISA             104 SOUTHBRIDGE          JAMESTOWN         NC      27282    $182,482.18    8.750     .250
600068649     IRVIN,ROBERT             #6 WHISKEY RIDG          KERRVILLE         TX      78028    $261,508.04    8.375     .250
600068650     MOCK,ANTHONY             5975 BUENA VIST          OAKLAND           CA      94618    $499,036.90    8.250     .250
600068651     MEDERIOS,GEORGE          4528 MONTARA DR          ANTIOCH           CA      94509    $147,722.09    8.375     .250
600068652     HERKLOTZ,TIMOTHY         500 STURGIS STR          TAYLOR            TX      76574    $ 33,940.88    8.750     .250
600068653     HERKLOTZ,TIMOTHY         502 A & B 504            TAYLOR            TX      76574    $ 53,906.11    8.750     .250
600068655     MILLER,ROBERT            1840 TICE CREEK          WALNUT CREEK      CA      94595    $259,547.93    8.750     .250
600068656     COULSON,JOSEPH           1422 WESLEY AVE          EVANSTON          IL      60201    $185,260.31    8.500     .250
600068657     YASUDA,SHUN              1015 WATER FALL          LAWRENCEVILLE     GA      30244    $ 86,599.87    8.750     .250
600068658     MATTHEWS,SCOTT           40 CREST ESTATE          WALNUT CREEK      CA      94595    $311,428.94    8.500     .250
600068659     MICHEL,KATHERINE         2111 SELBY AVEN          LOS ANGELES       CA      90025    $149,808.04    8.250     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600068644         8.125     .0425     8.083    06/01/2027  1115815                    $1,064.10                  09/01/1997
600068645         7.750     .0425     7.708    07/01/2027  1116243                    $1,907.79                  09/01/1997
600068647         7.875     .0425     7.833    06/01/2027  1116789                    $3,341.24                  09/01/1997
600068648         8.500     .0425     8.458    06/01/2027  1117373                    $1,438.09                  09/01/1997
600068649         8.125     .0425     8.083    06/01/2027  1116987                    $1,991.39                  09/01/1997
600068650         8.000     .0425     7.958    06/01/2027  1118223                    $3,756.34                  09/01/1997
600068651         8.125     .0425     8.083    06/01/2027  1118207                    $1,124.91                  09/01/1997
600068652         8.500     .0425     8.458    06/01/2027  1118116                    $  267.48                  09/01/1997
600068653         8.500     .0425     8.458    06/01/2027  1118074                    $  424.82                  09/01/1997
600068655         8.500     .0425     8.458    06/01/2027  1118702                    $2,045.43                  09/01/1997
600068656         8.250     .0425     8.208    06/01/2027  1118694                    $1,427.10                  09/01/1997
600068657         8.500     .0425     8.458    07/01/2027  1118348                    $  682.07                  09/01/1997
600068658         8.250     .0425     8.208    06/01/2027  1119346                    $2,399.01                  09/01/1997
600068659         8.000     .0425     7.958    07/01/2027  1119304                    $1,126.90                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600068644       360     .00      .00        .00        .000        .250         .293        $247,000.00    N
600068645       360     .00      .00        .00        .000        .250         .293        $400,000.00    N
600068647       360     .00      .00        .00        .000        .250         .293        $802,500.00    N
600068648       360     .00      .00        .00        .000        .250         .293        $269,900.00    N
600068649       360     .00      .00        .00        .000        .250         .293        $475,000.00    N
600068650       360     .00      .00        .00        .000        .250         .293        $637,000.00    N
600068651       360     .00      .00        .00        .000        .250         .293        $185,000.00    N
600068652       360     .00      .00        .00        .000        .250         .293        $ 42,500.00    N
600068653       360     .00      .00        .00        .000        .250         .293        $ 67,500.00    N
600068655       360     .00      .00        .00        .000        .250         .293        $325,000.00    N
600068656       360     .00      .00        .00        .000        .250         .293        $232,000.00    N
600068657       360     .00      .00        .00        .000        .250         .293        $115,635.00    N
600068658       360     .00      .00        .00        .000        .250         .293        $390,000.00    N
600068659       360     .00      .00        .00        .000        .250         .293        $343,000.00    N

 (vlegal.ace v1.4)                                                    Page    33
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                      SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                   STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------       --------------------     ---------------   -----   -----    -----------    --------  -----
600068660     HUGHES-BASS,MARY           3110 BARTON POI          AUSTIN            TX      78733    $154,693.76    8.125     .250
600068661     HEININGER,JAN              22734 CAVALIER           WOODLAND HILLS    CA      91364    $178,762.82    8.375     .250
600068662     THAI,TRANG                 12490 EAST EXPO          AURORA            CO      80012    $103,020.59    8.750     .250
600068663     LOYD,JOHN                  5257 HADAWAY RO          KENNESAW          GA      30152    $303,314.63    8.250     .250
600068664     BURTON,TROY                9604 FM 1826             AUSTIN            TX      78737    $ 99,821.61    8.625     .250
600068666     BAUMGARTNER,ERIC           3313 MULBERRY C          AUSTIN            TX      78732    $150,347.28    8.000     .250
600068669     COX,CARL                   2 SE LINCOLN ST          CARMEL            CA      93921    $292,290.92    8.750     .250
600068670     NICHOLS,CONSTANCE          447 FIRENZE STR          OXNARD            CA      93030    $123,361.91    8.250     .250
600068671     DAILY,WILLIAM              15433 FREEMAN A          LAWNDALE          CA      90260    $ 87,378.70    8.500     .250
600068672     ANDERSON,MARK              1151 EAST PLACI          TUCSON            AZ      85718    $262,871.67    8.375     .250
600068674     HOFFMAN-MOR,RISS  MAUREEN  654 CANYON CRES          LAS VEGAS         NV      89123    $131,839.49    8.500     .250
600068675     TOSTENSON,DAVID            1033 MCCAULEY R          DANVILLE          CA      94526    $399,474.91    8.125     .250
600068676     BOS,RANDY                  311 SOUTH WABAS          BRADLEY           IL      60915    $ 70,418.59    8.750     .250
600068677     NATTIN,KAREN               5828 BACK BAY L          AUSTIN            TX      78739    $147,001.80    8.000     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600068660         7.875     .0425     7.833    06/01/2027  1119080                    $1,150.87                  09/01/1997
600068661         8.125     .0425     8.083    06/01/2027  1120005                    $1,362.05                  09/01/1997
600068662         8.500     .0425     8.458    06/01/2027  1119965                    $  811.87                  09/01/1997
600068663         8.000     .0425     7.958    06/01/2027  1119684                    $2,283.10                  09/01/1997
600068664         8.375     .0425     8.333    06/01/2027  1121094                    $  777.79                  09/01/1997
600068666         7.750     .0425     7.708    07/01/2027  1120963                    $1,104.69                  09/01/1997
600068669         8.500     .0425     8.458    06/01/2027  1121912                    $2,303.46                  09/01/1997
600068670         8.000     .0425     7.958    06/01/2027  1122670                    $  928.57                  09/01/1997
600068671         8.250     .0425     8.208    06/01/2027  1122399                    $  674.72                  09/01/1997
600068672         8.125     .0425     8.083    07/01/2027  1122332                    $2,000.51                  09/01/1997
600068674         8.250     .0425     8.208    07/01/2027  1123355                    $1,014.97                  09/01/1997
600068675         7.875     .0425     7.833    07/01/2027  1123223                    $2,969.99                  09/01/1997
600068676         8.500     .0425     8.458    07/01/2027  1122902                    $  554.62                  09/01/1997
600068677         7.750     .0425     7.708    07/01/2027  1124296                    $1,080.10                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600068660       360     .00      .00        .00        .000        .250         .293        $310,000.00    N
600068661       360     .00      .00        .00        .000        .250         .293        $224,021.00    N
600068662       360     .00      .00        .00        .000        .250         .293        $129,000.00    N
600068663       360     .00      .00        .00        .000        .250         .293        $379,900.00    N
600068664       360     .00      .00        .00        .000        .250         .293        $125,000.00    N
600068666       360     .00      .00        .00        .000        .250         .293        $188,235.00    N
600068669       360     .00      .00        .00        .000        .250         .293        $375,000.00    N
600068670       360     .00      .00        .00        .000        .250         .293        $215,535.00    N
600068671       360     .00      .00        .00        .000        .250         .293        $135,000.00    N
600068672       360     .00      .00        .00        .000        .250         .293        $329,000.00    N
600068674       360     .00      .00        .00        .000        .250         .293        $165,000.00    N
600068675       360     .00      .00        .00        .000        .250         .293        $607,990.00    N
600068676       360     .00      .00        .00        .000        .250         .293        $ 94,000.00    N
600068677       360     .00      .00        .00        .000        .250         .293        $184,000.00    N

 (vlegal.ace v1.4)                                                    Page    34
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600068678     HOOVER,DELANO            3510 PRESTON OA          TEMPLE            TX      76504    $ 69,864.53    8.500     .250
600068680     POWERS,ROBERT            1915 SAGE DRIVE          GOLDEN            CO      80401    $194,455.48    8.375     .250
600068681     BRYANT,BRUCE             1564 TEMPLE JOH          LOGANVILLE        GA      30249    $101,069.37    8.625     .250
600068682     HUDSON,SOFIA             1635 VAN BUREN           SAN MATEO         CA      94403    $119,768.85    8.250     .250
600068683     JOHNSON,JAMES            807 TIMBERCREST          SOUTHLAKE         TX      76092    $251,677.52    8.250     .250
600068684     RITCH,DON                2608 SURREY WOO          FLOWER MOUND      TX      75028    $114,766.96    8.000     .250
600068685     MYERS,BRET               816 WESTERN TRA          KELLER            TX      76248    $ 69,052.01    8.125     .250
600068686     MOWAT,ROBERT             140 VALLE VISTA          DANVILLE          CA      94526    $263,504.28    8.375     .250
600068687     ITSKOVSKY,WILLIAM        2445 WEST YALE           DENVER            CO      80219    $ 93,635.11    8.750     .250
600068688     COURTNEY,RICHARD         719 BLUE OAK CI          CEDAR PARK        TX      78613    $ 87,209.02    7.625     .250
600068689     SIBBREL,RONALD           27411 VALDERAS           MISSION VIEJO     CA      92691    $257,669.83    8.250     .250
600068690     SOUTHCOTTE,CHARLES       570 MEADOW ROAD          DURANGO           CO      81301    $108,650.77    8.500     .250
600068691     SAGE,MARK                835 SOUTH LONGW          LOS ANGELES       CA      90005    $388,689.09    8.125     .250
600068692     TELLER,SAMUEL            5330 TEESDALE A          NORTH HOLLYWOO    CA      91607    $194,762.90    8.500     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600068678         8.250     .0425     8.208    07/01/2027  1124254                    $  538.24                  09/01/1997
600068680         8.125     .0425     8.083    07/01/2027  1124080                    $1,481.38                  09/01/1997
600068681         8.375     .0425     8.333    06/01/2027  1124072                    $  787.51                  09/01/1997
600068682         8.000     .0425     7.958    06/01/2027  1123918                    $  901.52                  09/01/1997
600068683         8.000     .0425     7.958    07/01/2027  1123843                    $1,893.19                  09/01/1997
600068684         7.750     .0425     7.708    06/01/2027  1123777                    $  843.83                  09/01/1997
600068685         7.875     .0425     7.833    06/01/2027  1123595                    $  513.81                  09/01/1997
600068686         8.125     .0425     8.083    06/01/2027  1123538                    $2,006.59                  09/01/1997
600068687         8.500     .0425     8.458    06/01/2027  1125012                    $  739.50                  09/01/1997
600068688         7.375     .0425     7.333    06/01/2027  1124916                    $  618.61                  09/01/1997
600068689         8.000     .0425     7.958    07/01/2027  1036706                    $1,938.27                  09/01/1997
600068690         8.250     .0425     8.208    07/01/2027  1125871                    $  836.58                  09/01/1997
600068691         7.875     .0425     7.833    07/01/2027  1126986                    $2,889.80                  09/01/1997
600068692         8.250     .0425     8.208    07/01/2027  1126960                    $1,499.38                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600068678       360     .00      .00        .00        .000        .250         .293        $130,000.00    N
600068680       360     .00      .00        .00        .000        .250         .293        $253,500.00    N
600068681       360     .00      .00        .00        .000        .250         .293        $135,000.00    N
600068682       360     .00      .00        .00        .000        .250         .293        $240,000.00    N
600068683       360     .00      .00        .00        .000        .250         .293        $315,000.00    N
600068684       360     .00      .00        .00        .000        .250         .293        $143,800.00    N
600068685       360     .00      .00        .00        .000        .250         .293        $ 86,500.00    N
600068686       360     .00      .00        .00        .000        .250         .293        $330,000.00    N
600068687       360     .00      .00        .00        .000        .250         .293        $117,500.00    N
600068688       360     .00      .00        .00        .000        .250         .293        $109,250.00    N
600068689       360     .00      .00        .00        .000        .250         .293        $383,000.00    N
600068690       360     .00      .00        .00        .000        .250         .293        $136,000.00    N
600068691       360     .00      .00        .00        .000        .250         .293        $486,500.00    N
600068692       360     .00      .00        .00        .000        .250         .293        $245,000.00    N

 (vlegal.ace v1.4)                                                    Page    35
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600068693     HUANG,RICHARD            221 BOOTHBAY AV          FOSTER CITY       CA      94404    $287,612.23    8.000     .250
600068694     KORN,JODI                3611 SCADLOCK L          SHERMAN OAKS      CA      91403    $255,655.31    8.000     .250
600068695     MARACICH,DIANA           15632 SOMERGLEN          ORLAND PARK       IL      60462    $374,348.01    8.750     .250
600068696     BARRON,JOSIE             2307 & 2309 VAN          DEMNTON           TX      76201    $ 97,381.46    8.500     .250
600068697     SCHULKIN,MICHAEL JO      8050 LASAINE AV          NORTHRIDGE (AR    CA      91325    $104,869.01    8.375     .250
600068698     CHEN,COUN                44659 PARKMEADO          FREMONT           CA      94539    $249,688.14    8.375     .250
600068699     BLOOM, JR,MICHAEL        7629 OLYMPIA DR          HOUSTON           TX      77063    $127,753.44    8.250     .250
600068700     JACKSON,CARL             10501 SONORA CO          AUSTIN            TX      78759    $197,109.79    8.125     .250
600068701     QUINLAN,THOMAS           6102 MONTICELLO          FRISCO            TX      75034    $ 83,692.77    8.250     .250
600068702     TAYLOR,ELIZABETH         4815 BRINKLEY L          ATLANTA           GA      30342    $159,789.95    8.125     .250
600068703     SCHELLER,DAVID           1904 BUCK DRIVE          FORT COLLINS      CO      80524    $210,593.59    8.250     .250
600068704     SWENSON,MICHAEL          11 HACIENDA CIR          ORINDA            CA      94563    $329,188.83    8.375     .250
600068705     LONICH,DAVID             6727 EASTMONT D          REDDING           CA      96002    $166,893.98    8.500     .250
600068707     KINSEY,JOHN              8588 EAST COLON          LITTLETON         CO      80124    $467,186.32    8.750     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600068693         7.750     .0425     7.708    07/01/2027  1126911                    $2,113.24                  09/01/1997
600068694         7.750     .0425     7.708    07/01/2027  1126895                    $1,878.44                  09/01/1997
600068695         8.500     .0425     8.458    06/01/2027  1126564                    $2,950.13                  09/01/1997
600068696         8.250     .0425     8.208    07/01/2027  1126432                    $  749.69                  09/01/1997
600068697         8.125     .0425     8.083    07/01/2027  1126168                    $  798.08                  09/01/1997
600068698         8.125     .0425     8.083    07/01/2027  1127190                    $1,900.18                  09/01/1997
600068699         8.000     .0425     7.958    06/01/2027  1128248                    $  961.62                  09/01/1997
600068700         7.875     .0425     7.833    06/01/2027  1127554                    $1,466.43                  09/01/1997
600068701         8.000     .0425     7.958    07/01/2027  1127539                    $  629.56                  09/01/1997
600068702         7.875     .0425     7.833    07/01/2027  1127398                    $1,188.00                  09/01/1997
600068703         8.000     .0425     7.958    06/01/2027  1127257                    $1,585.17                  09/01/1997
600068704         8.125     .0425     8.083    07/01/2027  1129014                    $2,505.20                  09/01/1997
600068705         8.250     .0425     8.208    06/01/2027  1128891                    $1,285.62                  09/01/1997
600068707         8.500     .0425     8.458    06/01/2027  1129949                    $3,681.76                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600068693       360     .00      .00        .00        .000        .250         .293        $360,000.00    N
600068694       360     .00      .00        .00        .000        .250         .293        $342,500.00    N
600068695       360     .00      .00        .00        .000        .250         .293        $510,000.00    N
600068696       360     .00      .00        .00        .000        .250         .293        $130,000.00    N
600068697       360     .00      .00        .00        .000        .250         .293        $152,500.00    N
600068698       360     .00      .00        .00        .000        .250         .293        $640,000.00    N
600068699       360     .00      .00        .00        .000        .250         .293        $160,000.00    N
600068700       360     .00      .00        .00        .000        .250         .293        $246,900.00    N
600068701       360     .00      .00        .00        .000        .250         .293        $104,750.00    N
600068702       360     .00      .00        .00        .000        .250         .293        $305,000.00    N
600068703       360     .00      .00        .00        .000        .250         .293        $325,000.00    N
600068704       360     .00      .00        .00        .000        .250         .293        $412,000.00    N
600068705       360     .00      .00        .00        .000        .250         .293        $209,000.00    N
600068707       360     .00      .00        .00        .000        .250         .293        $625,000.00    N

 (vlegal.ace v1.4)                                                    Page    36
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600068708     CUNDIFF,MELVIN           3207 BARNES CIR          GLENDALE          CA      91208    $ 99,872.02    8.250     .250
600068709     BLACKMAN,LOUIS           9015 EAST BEARS          TUCSON            AZ      85749    $ 99,875.24    8.375     .250
600068710     SHAHKARAMI,MOHAMMAD      5107 BECKINGTON          DALLAS            TX      75287    $309,523.21    8.500     .250
600068711     AHMED,IQBAL              2042 WEST HYACI          HIGHLANDS RANC    CO      80126    $249,180.71    8.250     .250
600068712     SWINGLE,MARYAM           8010 EAST SANTA          ORANGE            CA      92869    $291,383.19    8.125     .250
600068713     PITTS,GREGORY            903 JOSEPHINE S          AUSTIN            TX      78704    $139,716.36    8.125     .250
600068714     GIBSON,PATRICK           3220 LANGLEY DR          PLANO             TX      75025    $381,834.97    8.750     .250
600068715     PRIDGEN,ARMENTA          19010 KITTRIDGE          RESEDA            CA      91335    $ 76,656.69    8.500     .250
600068716     VERBUKH,ISAAC            234 SOUTH GALE           BEVERLY HILLS     CA      90211    $236,512.07    8.500     .250
600068717     PETLOW,MICHAEL           5428 GRANADA WA          CARPINTERIA       CA      93013    $134,827.24    8.250     .250
600068718     ROBINSON,RONALD          9727 CINNABAR T          AUSTIN            TX      78726    $211,621.84    8.125     .250
600068719     HARRIGAN,TIMOTHY         9919 EL PATIO D          DALLAS            TX      75218    $111,603.31    8.125     .250
600068720     MCINTYRE,SCOTT           3820 ARROYO SOR          SAN DIEGO         CA      92130    $279,659.54    8.500     .250
600068721     AYALA, JR,RUDOLF         6408 SAILING BR          AUSTIN            TX      78744     $67,811.59    8.500     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600068708         8.000     .0425     7.958    07/01/2027  1129634                    $  751.27                   09/01/1997
600068709         8.125     .0425     8.083    07/01/2027  1129444                    $  760.08                   09/01/1997
600068710         8.250     .0425     8.208    07/01/2027  1129162                    $2,382.86                   09/01/1997
600068711         8.000     .0425     7.958    07/01/2027  1130756                    $1,874.41                   09/01/1997
600068712         7.875     .0425     7.833    07/01/2027  1130749                    $2,168.10                   09/01/1997
600068713         7.875     .0425     7.833    07/01/2027  1131333                    $1,038.75                   09/01/1997
600068714         8.500     .0425     8.458    06/01/2027  1131291                    $3,009.13        12         09/01/1997
600068715         8.250     .0425     8.208    07/01/2027  1149137                    $  590.14                   09/01/1997
600068716         8.250     .0425     8.208    07/01/2027  1148907                    $1,820.79                   09/01/1997
600068717         8.000     .0425     7.958    07/01/2027  1148477                    $1,014.21                   09/01/1997
600068718         7.875     .0425     7.833    07/01/2027  1148428                    $1,573.35                   09/01/1997
600068719         7.875     .0425     7.833    07/01/2027  1148352                    $  829.74                   09/01/1997
600068720         8.250     .0425     8.208    07/01/2027  1149772                    $2,152.96                   09/01/1997
600068721         8.250     .0425     8.208    07/01/2027  1149731                    $  529.01                   09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600068708       360     .00      .00        .00        .000        .250         .293        $315,000.00    N
600068709       360     .00      .00        .00        .000        .250         .293        $147,400.00    N
600068710       360     .00      .00        .00        .000        .250         .293        $450,000.00    N
600068711       360     .00      .00        .00        .000        .250         .293        $320,000.00    N
600068712       360     .00      .00        .00        .000        .250         .293        $365,000.00    N
600068713       360     .00      .00        .00        .000        .250         .293        $174,900.00    N
600068714       360     .00      .00        .00        .000        .250         .293        $425,000.00    N
600068715       360     .00      .00        .00        .000        .250         .293        $ 95,950.00    N
600068716       360     .00      .00        .00        .000        .250         .293        $296,000.00    N
600068717       360     .00      .00        .00        .000        .250         .293        $280,000.00    N
600068718       360     .00      .00        .00        .000        .250         .293        $264,900.00    N
600068719       360     .00      .00        .00        .000        .250         .293        $139,700.00    N
600068720       360     .00      .00        .00        .000        .250         .293        $350,000.00    N
600068721       360     .00      .00        .00        .000        .250         .293        $ 86,000.00    N

 (vlegal.ace v1.4)                                                    Page    37
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600068722     KIRWIN,JOYCE             206 MIAMI AVENU          COLEMAN           TX      76834    $ 45,544.56    8.500     .250
600068723     HORTON,ANTHONY           11414 SILMARILL          AUSTIN            TX      78739    $125,443.32    8.375     .250
600068724     MC FARLAND,BEVERLY       9173 WEST 7TH A          LAKEWOOD          CO      80215    $107,053.70    8.500     .250
600068725     HARRISON,ROBERT          26 MONTEREY COU          MANHATTAN BEAC    CA      90266    $ 94,875.30    8.125     .250
600068726     ISBELL,BARBARA           615 PINEY WAY #          MORRO BAY         CA      93442    $ 94,872.08    8.000     .250
600068727     TRAINOR,TIM              9637 LUCERNE ST          VENTURA           CA      93004    $ 99,858.39    7.750     .250
600068728     BROWN,KIRWIN             2701 FOUNTAIN H          PLANO             TX      75023    $105,450.46    7.750     .250
600068729     DIEMER,J.                1642 EAST CAMPU          TEMPE             AZ      85282    $ 53,133.63    8.375     .250
600068730     DOWLATSHAHI,MANIJEH      5243 LEWISON PL          SAN DIEGO         CA      92120    $124,840.05    8.250     .250
600068731     RYDER,L.                 217 EAST AVENID          SAN CLEMENTE      CA      92672    $343,559.77    8.250     .250
600068732     KIPPER,STEVEN            3202 CLUB DRIVE          LOS ANGELES       CA      90064    $424,456.13    8.250     .250
600068733     MEHRER,STEPHEN           17626 MELLOW RI          SPRING            TX      77379    $ 79,072.07    8.125     .250
600068735     MOORE,JODEE              3168 VISTA GRAN          CARLSBAD          CA      92009    $ 99,872.02    8.250     .250
600068736     GAZCON,EDGARDO           432 SOUTH HAMEL          LOS ANGELES       CA      90048    $162,711.40    8.125     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600068722         8.250     .0425     8.208    07/01/2027  1149707                    $  350.62                  09/01/1997
600068723         8.125     .0425     8.083    07/01/2027  1149384                    $  954.65                  09/01/1997
600068724         8.250     .0425     8.208    06/01/2027  1149376                    $  824.66                  09/01/1997
600068725         7.875     .0425     7.833    07/01/2027  1150499                    $  705.37                  09/01/1997
600068726         7.750     .0425     7.708    07/01/2027  1151406                    $  697.08                  09/01/1997
600068727         7.500     .0425     7.458    07/01/2027  1152024                    $  716.41                  09/01/1997
600068728         7.500     .0425     7.458    07/01/2027  1152818                    $  756.53                  09/01/1997
600068729         8.125     .0425     8.083    07/01/2027  1152529                    $  404.36                  09/01/1997
600068730         8.000     .0425     7.958    07/01/2027  1152388                    $  939.08                  09/01/1997
600068731         8.000     .0425     7.958    07/01/2027  1153733                    $2,584.36                  09/01/1997
600068732         8.000     .0425     7.958    07/01/2027  1153600                    $3,192.88                  09/01/1997
600068733         7.875     .0425     7.833    07/01/2027  1154368                    $  588.06                  09/01/1997
600068735         8.000     .0425     7.958    07/01/2027  1156371                    $  751.27                  09/01/1997
600068736         7.875     .0425     7.833    07/01/2027  1158864                    $1,213.98                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600068722       360     .00      .00        .00        .000        .250         .293        $ 57,000.00    N
600068723       360     .00      .00        .00        .000        .250         .293        $157,000.00    N
600068724       360     .00      .00        .00        .000        .250         .293        $143,000.00    N
600068725       360     .00      .00        .00        .000        .250         .293        $320,000.00    N
600068726       360     .00      .00        .00        .000        .250         .293        $158,900.00    N
600068727       360     .00      .00        .00        .000        .250         .293        $196,000.00    N
600068728       360     .00      .00        .00        .000        .250         .293        $132,000.00    N
600068729       360     .00      .00        .00        .000        .250         .293        $ 92,000.00    N
600068730       360     .00      .00        .00        .000        .250         .293        $160,000.00    N
600068731       360     .00      .00        .00        .000        .250         .293        $430,000.00    N
600068732       360     .00      .00        .00        .000        .250         .293        $700,000.00    N
600068733       360     .00      .00        .00        .000        .250         .293        $ 99,000.00    N
600068735       360     .00      .00        .00        .000        .250         .293        $137,000.00    N
600068736       360     .00      .00        .00        .000        .250         .293        $218,000.00    N

 (vlegal.ace v1.4)                                                    Page    38
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600068737     BRYANT,SHIRLEY           3752 BLUEBIRD C          VISTA             CA      92084    $211,735.54    8.375     .250
600068738     SRIVASTAVA,DEEPAK        11307 CHICOT DR          DALLAS            TX      75230    $201,514.22    7.750     .250
600068739     CEREGHINO,WARREN         704 HAVERFORD A          PACIFIC PALISA    CA      90272    $298,558.01    7.625     .250
600069558     CURLEY                   51 COVENTRY LANE         WEST BARNSTABLE   MA      02668    $ 39,951.35    8.500     .250
600069559     O'NEAL                   27 E PASTURE CIRCLE      NORTH ANDOVER     MA      01845    $199,750.50    8.375     .250
600069560     GRAZIANI                 2909  DAVIDSONVILLE R    DAVIDSONVILLE     MD      21035    $230,711.84    8.375     .250
600069561     MORRISON                 2142 STONEHARBOR LANE    INDEPENDENCE      KY      41051    $ 94,887.42    8.625     .250
600069562     KOHAN,VICKY              4705  ST THOMAS PLACE    FORT WORTH        TX      76135    $ 58,230.91    8.625     .250
600069563     BOWDEN                   119 LAKELOCH DRIVE       LIZELLA           GA      31052    $181,901.29    8.375     .250
600069565     LUMSARGI                 806 ALYSHEBA CIRCLE      CANTONMENT        FL      32533    $ 38,772.80    8.750     .250
600069566     LOFTON                   10609 CREEKRIDGE  DR     PENSACOLA         FL      32506    $ 64,814.79    8.125     .250
600069567     DUNN                     5935 HERZMAN DR          EVERGREEN         CO      80439    $143,643.15    8.375     .250
600069568     GREENBERG, EDWARD        9610 BW CHATFIELD AVE.   LITTLETON         CO      80123    $ 57,030.57    8.500     .250
600069569     JENKS                    608 ROCHELLE CT          ROGERS            AR      72756    $ 72,411.83    8.500     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600068737         8.125     .0425     8.083    07/01/2027  1160209                    $1,611.35                  09/01/1997
600068738         7.500     .0425     7.458    07/01/2027  1159771                    $1,445.72                  09/01/1997
600068739         7.375     .0425     7.333    07/01/2027  1159722                    $2,123.38                  09/01/1997
600069558         8.250     .0425     8.208    07/01/2027  1275228                    $  307.57                  09/01/1997
600069559         8.125     .0425     8.083    07/01/2027  7093521                    $1,520.15                  09/01/1997
600069560         8.125     .0425     8.083    07/01/2027  7096518                    $1,755.77                  09/01/1997
600069561         8.375     .0425     8.333    07/01/2027  8088982                    $  738.90                  09/01/1997
600069562         8.375     .0425     8.333    07/01/2027  8248072                    $  453.45                  09/01/1997
600069563         8.125     .0425     8.083    07/01/2027  8260882                    $1,386.38                  09/01/1997
600069565         8.500     .0425     8.458    07/01/2027  8383652                    $  306.03                  09/01/1997
600069566         7.875     .0425     7.833    07/01/2027  8482092                    $  481.89                  09/01/1997
600069567         8.125     .0425     8.083    07/01/2027  8492002                    $1,094.50                  09/01/1997
600069568         8.250     .0425     8.208    07/01/2027  8493472                    $  439.05                  09/01/1997
600069569         8.250     .0425     8.208    07/01/2027  8510082                    $  557.47                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------

600068737       360     .00      .00        .00        .000        .250         .293        $265,000.00    N
600068738       360     .00      .00        .00        .000        .250         .293        $252,300.00    N
600068739       360     .00      .00        .00        .000        .250         .293        $610,000.00    N
600069558       360     .00      .00        .00        .000        .250         .293        $227,000.00    N
600069559       360     .00      .00        .00        .000        .250         .293        $370,000.00    N
600069560       360     .00      .00        .00        .000        .250         .293        $330,000.00    N
600069561       360     .00      .00        .00        .000        .250         .293        $136,000.00    N
600069562       360     .00      .00        .00        .000        .250         .293        $ 89,500.00    N
600069563       360     .00      .00        .00        .000        .250         .293        $228,000.00    N
600069565       360     .00      .00        .00        .000        .250         .293        $109,000.00    N
600069566       360     .00      .00        .00        .000        .250         .293        $ 95,000.00    N
600069567       360     .00      .00        .00        .000        .250         .293        $180,000.00    N
600069568       360     .00      .00        .00        .000        .250         .293        $ 85,500.00    N
600069569       360     .00      .00        .00        .000        .250         .293        $131,000.00    N

 (vlegal.ace v1.4)                                                    Page    39
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600069570     CARR                     7014  E 185TH AVE        BONNEY LAKE       WA      98390     $78,396.95    8.125     .250
600069571     TIMMONS                  501  AUBURN STREET       WHITMAN           MA      02382    $100,081.25    8.625     .250
600069572     BLESSING                 69  DAVENPORT STREE      NORTH ADAMS       MA      01247     $75,653.05    8.250     .250
600069573     LE                       617-19  HARMON STREET    SANTA ANA         CA      92704    $119,791.34    8.750     .250
600069574     SENTER                   1609  WILLOW GROVE AV    LAVROCK           PA      19118    $134,835.84    8.500     .250
600069575     BOYLE                    27903 N E 26TH STREET    REDMOND           WA      98053    $290,646.17    8.500     .250
600069576     GUZZO, GENE              1437  YOSEMITE STREET    DENVER            CO      80220     $35,962.52    9.250     .250
600069577     MARTINEZ, TONY           7160  FIRE HILL DR       FORT WORTH        TX      76137     $37,461.97    9.375     .250
600069578     STRIPLIN                 112TOMMY TERRACE         WARNER ROBINS     GA      31088     $47,649.03    9.125     .250
600069579     TAPPER                   3620 MASSOIT DRIVE       AUGUSTA           GA      30906     $59,231.51    8.750     .250
600069580     KRAKER                   1256 CORNWALLIS DR       CHARLESTON        SC      29412     $93,569.43    8.250     .250
600069581     LISY                     513E REDONDO DRIVE       GILBERT           AZ      85296     $91,701.91    9.125     .250
600069582     SAMUELSON, SUSAN         2059S POPLAR             CASPER            WY      82601     $49,420.37    9.125     .250
600069583     KARL                     16 COURT ST              PROVINCETOWN      MA      02657    $154,820.99    8.750     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600069570         7.875     .0425     7.833    07/01/2027  8522622                      $582.86                  09/01/1997
600069571         8.375     .0425     8.333    07/01/2027  7093956                      $779.35                  09/01/1997
600069572         8.000     .0425     7.958    07/01/2027  5963272                      $569.09                  09/01/1997
600069573         8.500     .0425     8.458    06/01/2027  7090170                      $944.05                  09/01/1997
600069574         8.250     .0425     8.208    07/01/2027  7091942                    $1,038.04                  09/01/1997
600069575         8.250     .0425     8.208    07/01/2027  7093658                    $2,237.54         1        09/01/1997
600069576         9.000     .0425     8.958    07/01/2027  7096692                      $296.17        12        09/01/1997
600069577         9.125     .0425     9.083    07/01/2027  8205912                      $311.91        12        09/01/1997
600069578         8.875     .0425     8.833    07/01/2027  8282312                      $388.11         7        09/01/1997
600069579         8.500     .0425     8.458    07/01/2027  8351972                      $466.52         7        09/01/1997
600069580         8.000     .0425     7.958    06/01/2027  8464282                      $704.31                  09/01/1997
600069581         8.875     .0425     8.833    07/01/2027  8464892                      $746.92         2        09/01/1997
600069582         8.875     .0425     8.833    06/01/2027  8484782                      $402.75        12        09/01/1997
600069583         8.500     .0425     8.458    07/01/2027  8491482                    $1,219.39                  09/01/1997

                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600069570       360     .00      .00        .00        .000        .250         .293        $139,000.00    N
600069571       360     .00      .00        .00        .000        .250         .293        $125,500.00    N
600069572       360     .00      .00        .00        .000        .250         .293        $103,000.00    N
600069573       360     .00      .00        .00        .000        .250         .293        $180,000.00    N
600069574       360     .00      .00        .00        .000        .250         .293        $210,000.00    N
600069575       360     .00      .00        .00        .000        .250         .293        $310,000.00    N
600069576       360     .00      .00        .00        .000        .250         .293        $ 40,000.00    N
600069577       360     .00      .00        .00        .000        .250         .293        $ 43,000.00    N
600069578       360     .00      .00        .00        .000        .250         .293        $ 54,000.00    N
600069579       360     .00      .00        .00        .000        .250         .293        $ 66,000.00    N
600069580       360     .00      .00        .00        .000        .250         .293        $128,000.00    N
600069581       360     .00      .00        .00        .000        .250         .293        $120,000.00    N
600069582       360     .00      .00        .00        .000        .250         .293        $ 55,000.00    N
600069583       360     .00      .00        .00        .000        .250         .293        $460,000.00    N

 (vlegal.ace v1.4)                                                    Page    40
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600069584     FOSDICK, JEFFREY         4029  OVERLAND DR        LAWRENCE          KS      66049    $111,078.06    9.000     .250
600069585     FOSDICK, JEFFREY         4033  OVERLAND DR        LAWRENCE          KS      66049    $110,070.56    9.000     .250
600069586     FOSDICK, JEFFREY         4037  OVERLAND DR        LAWRENCE          KS      66049    $111,078.06    9.000     .250
600069587     CARDEN, GREGORY          273  BROOKS WOOLSEY RD   FAYETTEVILLE      GA      30215    $ 85,881.25    7.875     .250
600069588     CADIEUX                  98 LOOMIS ST             BURLINGTON        VT      05401    $115,979.15    9.250     .250
600069719     WEISS  SANFORD           10129 PINNACLE           LAS VEGAS         NV      89134    $ 82,494.29    8.250     .250
600069720     COX  CARL                2644 WALKER AVE          CARMEL            CA      93921    $375,102.42    8.625     .250
600069721     SUNTKEN  JOEY            823 BENNETT AVE          COLORADO SPRING   CO      80909    $ 69,513.18    8.375     .250
600069722     HARE  DAYNA              2033 LAKEWAY BO          AUSTIN            TX      78734    $198,395.43    8.625     .250
600069723     STAFFORD  ROBERT         2220 CANTON LOF          DALLAS            TX      75201    $198,145.90    8.625     .250
600069724     WISE  STEVEN             410 KINGS AVENU          MORRO BAY         CA      93442    $211,755.17    8.750     .250
600069725     LOUGEE  WAYNE            531 ISABELLA RO          EL GRANADA        CA      94018    $414,278.46    8.750     .250
600069726     SPRINSOCK  BRION         363 OCEAN STREE          SANTA CRUZ        CA      95060    $309,632.64    8.625     .250
600069727     TESTERINK  REBECCA       206 ARTESIAN DR          GARNER            NC      27529    $ 79,106.14    8.625     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600069584         8.750     .0425     8.708    07/01/2027  8541532                    $  894.74        19        09/01/1997
600069585         8.750     .0425     8.708    07/01/2027  8541552                    $  894.74        19        09/01/1997
600069586         8.750     .0425     8.708    07/01/2027  8541602                    $  894.74        19        09/01/1997
600069587         7.625     .0425     7.583    07/01/2027  8550112                    $  623.56                  09/01/1997
600069588         9.000     .0425     8.958    07/01/2027  8582432                    $  955.13        12        09/01/1997
600069719         8.000     .0425     7.958    07/01/2027  1065911                    $  620.55                  09/01/1997
600069720         8.375     .0425     8.333    05/01/2027  1100791                    $2,924.49                  09/01/1997
600069721         8.125     .0425     8.083    07/01/2027  1106830                    $  529.01                  09/01/1997
600069722         8.375     .0425     8.333    06/01/2027  1112697                    $1,545.86                  09/01/1997
600069723         8.375     .0425     8.333    06/01/2027  1116011                    $1,543.91                  09/01/1997
600069724         8.500     .0425     8.458    07/01/2027  1116151                    $1,667.80                  09/01/1997
600069725         8.500     .0425     8.458    06/01/2027  1116847                    $3,264.81                  09/01/1997
600069726         8.375     .0425     8.333    07/01/2027  1117456                    $2,411.15                  09/01/1997
600069727         8.375     .0425     8.333    07/01/2027  1118603                    $  616.01                  09/01/1997

                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600069584       360     .00      .00        .00        .000        .250         .293        $140,000.00    N
600069585       360     .00      .00        .00        .000        .250         .293        $140,000.00    N
600069586       360     .00      .00        .00        .000        .250         .293        $140,000.00    N
600069587       360     .00      .00        .00        .000        .250         .293        $107,500.00    N
600069588       360     .00      .00        .00        .000        .250         .293        $129,000.00    N
600069719       360     .00      .00        .00        .000        .250         .293        $166,641.00    N
600069720       360     .00      .00        .00        .000        .250         .293        $470,000.00    N
600069721       360     .00      .00        .00        .000        .250         .293        $ 87,000.00    N
600069722       360     .00      .00        .00        .000        .250         .293        $265,000.00    N
600069723       360     .00      .00        .00        .000        .250         .293        $250,000.00    N
600069724       360     .00      .00        .00        .000        .250         .293        $305,000.00    N
600069725       360     .00      .00        .00        .000        .250         .293        $575,000.00    N
600069726       360     .00      .00        .00        .000        .250         .293        $452,000.00    N
600069727       360     .00      .00        .00        .000        .250         .293        $ 99,000.00    N

 (vlegal.ace v1.4)                                                    Page    41
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600069728     WAIDE  JACK              5807 WOODVIEW A          AUSTIN            TX      78756    $ 83,949.97    8.625     .250
600069729     FRANKMAN  ALEKO          796 NORTH GATE           WALNUT CREEK      CA      94598    $329,313.53    7.875     .250
600069730     ANTRIM  TERRANCE         16205 PAUL DRIV          RED BLUFF         CA      96080    $ 94,826.12    8.500     .250
600069731     BOS  RANDY               234 NORTH ENTRA          KANKAKEE          IL      60901    $ 82,404.72    8.750     .250
600069732     KENNON  JAMES            640 BELVEDERE D          BENICIA           CA      94510    $267,657.05    8.250     .250
600069733     MARREN  JAMES            6263 NORTH KEAT          CHICAGO           IL      60646    $274,856.70    8.375     .250
600069734     NASROLLAHI  TOM          7169 CASTLE PEA          HILLS AREA) LO    CA      91307    $279,650.72    8.375     .250
600069735     CLOE  SHANNON            2418 BUNKER HIL          TEMPLE            TX      76504    $ 55,933.63    8.625     .250
600069736     CLOE  SHANNON            3002 TRENTON DR          TEMPLE            TX      76504    $ 63,924.15    8.625     .250
600069737     RUPP  STEPHEN            2310 ALTISMA WA          CARLSBAD          CA      92009    $ 65,520.24    8.500     .250
600069739     AFRAH  BIZHAN            1402 CHRISTMAS           ATLANTA           GA      30329    $142,245.78    8.625     .250
600069740     NGUYEN  NHAN             9875 LAFAYETTE           THORNTON          CO      80229    $ 99,480.06    8.625     .250
600069741     MATAMIS  GUS             3212 HUGO STREE          SAN DIEGO         CA      92106    $169,803.67    8.750     .250
600069742     CRANE  BARBARA           6702 EAST CHEER          SCOTTSDALE        AZ      85251    $ 91,890.97    8.625     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600069728         8.375     .0425     8.333    06/01/2027  1121078                    $  654.12                  09/01/1997
600069729         7.625     .0425     7.583    07/01/2027  1121417                    $2,392.73                  09/01/1997
600069730         8.250     .0425     8.208    06/01/2027  1122522                    $  730.47                  09/01/1997
600069731         8.500     .0425     8.458    07/01/2027  1122829                    $  649.03                  09/01/1997
600069732         8.000     .0425     7.958    07/01/2027  1123264                    $2,013.39                  09/01/1997
600069733         8.125     .0425     8.083    07/01/2027  1123488                    $2,091.72                  09/01/1997
600069734         8.125     .0425     8.083    07/01/2027  1123660                    $2,128.20                  09/01/1997
600069735         8.375     .0425     8.333    07/01/2027  1123785                    $  435.56                  09/01/1997
600069736         8.375     .0425     8.333    07/01/2027  1123819                    $  497.79                  09/01/1997
600069737         8.250     .0425     8.208    07/01/2027  1124114                    $  504.41                  09/01/1997
600069739         8.375     .0425     8.333    06/01/2027  1125459                    $1,108.35                  09/01/1997
600069740         8.375     .0425     8.333    07/01/2027  1125483                    $  777.79                  09/01/1997
600069741         8.500     .0425     8.458    07/01/2027  1125756                    $1,337.39                  09/01/1997
600069742         8.375     .0425     8.333    07/01/2027  1125939                    $  715.57                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600069728       360     .00      .00        .00        .000        .250         .293        $114,500.00    N
600069729       360     .00      .00        .00        .000        .250         .293        $412,500.00    N
600069730       360     .00      .00        .00        .000        .250         .293        $121,885.00    N
600069731       360     .00      .00        .00        .000        .250         .293        $110,000.00    N
600069732       360     .00      .00        .00        .000        .250         .293        $335,000.00    N
600069733       360     .00      .00        .00        .000        .250         .293        $345,000.00    N
600069734       360     .00      .00        .00        .000        .250         .293        $353,000.00    N
600069735       360     .00      .00        .00        .000        .250         .293        $ 70,000.00    N
600069736       360     .00      .00        .00        .000        .250         .293        $ 80,000.00    N
600069737       360     .00      .00        .00        .000        .250         .293        $ 82,000.00    N
600069739       360     .00      .00        .00        .000        .250         .293        $190,000.00    N
600069740       360     .00      .00        .00        .000        .250         .293        $125,000.00    N
600069741       360     .00      .00        .00        .000        .250         .293        $212,750.00    N
600069742       360     .00      .00        .00        .000        .250         .293        $115,000.00    N

 (vlegal.ace v1.4)                                                    Page    42
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600069743     CHANG  SUSAN             18427 PARK GROV          DALLAS            TX      75287    $143,743.10    8.625     .250
600069744     ODOM  RONALD             2630 MANNING AV          LOS ANGELES       CA      90064    $313,954.77    7.750     .250
600069745     LOHANI  BINU             2205 ANDREW DRI          SUPERIOR          CO      80027    $123,257.48    8.750     .250
600069746     COLLIS, JR.  ROBERT      3490 SKYLINE TE          MARIETTA          GA      30060    $ 71,791.69    8.625     .250
600069747     R.  ALBERTO              13882 LARWIN RO          LA MIRADA         CA      90638    $131,793.91    8.750     .250
600069748     VU  HUNG                 39340 CANYON HE          FREMONT           CA      94539    $461,452.51    8.625     .250
600069749     CHAN  KEN                81 DOT AVENUE            CAMPBELL          CA      95008    $391,385.64    8.625     .250
600069750     MC DONALD  PAMELA D.     1843 NORTH FAIR          BURBANK           CA      91505    $136,637.88    8.625     .250
600069752     FEASEL  RAY              5365 ALLISON ST          ARVADA            CO      80002    $130,848.71    8.750     .250
600069753     TRAN  ANTHONY            48867 EAGLE VIE          FREMONT           CA      94539    $499,376.27    8.375     .250
600069754     BEEBE  MAY               1624 OAK STREET          LOS ANGELES       CA      90015    $ 81,156.18    8.750     .250
600069755     DUBE  JOHN               11611 SONOMA DR          AUSTIN            TX      78734    $129,130.27    8.125     .250
600069756     RIVIELLO  EMIDIO         1736 POWDER RIV          RIO RANCHO        NM      87124    $ 49,942.25    8.750     .250
600069757     HOLTMANN  KENNETH        1025 LANSING ST          AURORA            CO      80010    $ 82,701.88    8.625     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600069743         8.375     .0425     8.333    06/01/2027  1126424                    $1,120.02                  09/01/1997
600069744         7.500     .0425     7.458    07/01/2027  1126572                    $2,252.40                  09/01/1997
600069745         8.500     .0425     8.458    07/01/2027  1126697                    $  970.79                  09/01/1997
600069746         8.375     .0425     8.333    06/01/2027  1126705                    $  559.39                  09/01/1997
600069747         8.500     .0425     8.458    07/01/2027  1127265                    $1,038.45                  09/01/1997
600069748         8.375     .0425     8.333    07/01/2027  1127448                    $3,593.39                  09/01/1997
600069749         8.375     .0425     8.333    07/01/2027  1127596                    $3,047.77                  09/01/1997
600069750         8.375     .0425     8.333    07/01/2027  1127943                    $1,064.02                  09/01/1997
600069752         8.500     .0425     8.458    07/01/2027  1129592                    $1,030.58                  09/01/1997
600069753         8.125     .0425     8.083    07/01/2027  1129733                    $3,800.36                  09/01/1997
600069754         8.500     .0425     8.458    07/01/2027  1129774                    $  639.19                  09/01/1997
600069755         7.875     .0425     7.833    07/01/2027  1129816                    $  960.05                  09/01/1997
600069756         8.500     .0425     8.458    07/01/2027  1130525                    $  393.35                  09/01/1997
600069757         8.375     .0425     8.333    07/01/2027  1130715                    $  644.01        12        09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600069743       360     .00      .00        .00        .000        .250         .293        $180,000.00    N
600069744       360     .00      .00        .00        .000        .250         .293        $393,000.00    N
600069745       360     .00      .00        .00        .000        .250         .293        $154,320.00    N
600069746       360     .00      .00        .00        .000        .250         .293        $ 89,900.00    N
600069747       360     .00      .00        .00        .000        .250         .293        $165,000.00    N
600069748       360     .00      .00        .00        .000        .250         .293        $625,000.00    N
600069749       360     .00      .00        .00        .000        .250         .293        $490,000.00    N
600069750       360     .00      .00        .00        .000        .250         .293        $182,500.00    N
600069752       360     .00      .00        .00        .000        .250         .293        $202,000.00    N
600069753       360     .00      .00        .00        .000        .250         .293        $629,919.00    N
600069754       360     .00      .00        .00        .000        .250         .293        $125,000.00    N
600069755       360     .00      .00        .00        .000        .250         .293        $161,647.00    N
600069756       360     .00      .00        .00        .000        .250         .293        $100,000.00    N
600069757       360     .00      .00        .00        .000        .250         .293        $ 92,000.00    N

 (vlegal.ace v1.4)                                                    Page    43
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600069758     VALENTI  VICTOR          13822 NORTH 41S          PHOENIX           AZ      85032    $ 63,270.97    8.375     .250
600069759     RIVIELLO  EMIDIO         3009 SOLANO MEA          RIO RANCHO        NM      87124    $ 49,942.25    8.750     .250
600069760     RUTTER  VICTORIA L.      519 EAST PEBBLE          TEMPE             AZ      85282    $ 82,402.23    8.625     .250
600069761     YI  CHUNG EUN            18970 BONNET WA          SARATOGA          CA      95070    $367,064.50    8.625     .250
600069762     VALDIVIA  ADAN           4600 CASTLE CAR          SALIDA            CA      95368    $ 91,091.93    8.625     .250
600069763     LE  DAHN                 707 GUNNINSON C          ARLINGTON         TX      76006    $101,120.42    8.250     .250
600069764     KEEGAN  TIMOTHY          20420 NASHVILLE          CHATSWORTH        CA      91311    $315,574.52    8.000     .250
600069765     LA MAR  BARBARA          7420 EAST QUINC          DENVER            CO      80237    $ 83,902.99    8.750     .250
600069766     BUCHWALD  THOMAS         796 DANNET ROAD          BUFFALO GROVE     IL      60089    $179,415.39    8.625     .250
600069767     SAPUNTO  IGMEDIO         2104 WINTERSTON          PLANO             TX      75023    $ 86,150.39    8.750     .250
600069768     ADAMS  MILDRED           1178 SPRUCE STR          LIVERMORE         CA      94550    $134,228.01    8.250     .250
600069769     WILSON  KENNETH          730 SOMERSET CO          MANSFIELD         TX      76063    $ 57,579.90    8.500     .250
600069770     KOLAKOWSKI  GILES        815 SPRUCE STRE          LEADVILLE         CO      80461    $119,846.43    8.250     .250
600069771     NICHOLSON  KARYN         60 LA VISTA GRA          SANTA BARBARA     CA      93103    $ 76,901.46    8.250     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600069758         8.125     .0425     8.083    07/01/2027  1130905                    $  481.51                  09/01/1997
600069759         8.500     .0425     8.458    07/01/2027  1130954                    $  393.35                  09/01/1997
600069760         8.375     .0425     8.333    07/01/2027  1133107                    $  641.68                  09/01/1997
600069761         8.375     .0425     8.333    07/01/2027  1136845                    $2,858.38                  09/01/1997
600069762         8.375     .0425     8.333    07/01/2027  1137181                    $  709.34                  09/01/1997
600069763         8.000     .0425     7.958    07/01/2027  1148345                    $  760.66                  09/01/1997
600069764         7.750     .0425     7.708    07/01/2027  1148436                    $2,318.70                  09/01/1997
600069765         8.500     .0425     8.458    07/01/2027  1148949                    $  660.83                  09/01/1997
600069766         8.375     .0425     8.333    07/01/2027  1149152                    $1,400.02         2        09/01/1997
600069767         8.500     .0425     8.458    07/01/2027  1149434                    $  678.53                  09/01/1997
600069768         8.000     .0425     7.958    07/01/2027  1149517                    $1,009.70                  09/01/1997
600069769         8.250     .0425     8.208    07/01/2027  1149590                    $  443.28                  09/01/1997
600069770         8.000     .0425     7.958    07/01/2027  1149780                    $  901.52                  09/01/1997
600069771         8.000     .0425     7.958    07/01/2027  1149889                    $  578.48                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600069758       360     .00      .00        .00        .000        .250         .293        $ 84,500.00    N
600069759       360     .00      .00        .00        .000        .250         .293        $ 76,990.00    N
600069760       360     .00      .00        .00        .000        .250         .293        $110,000.00    N
600069761       360     .00      .00        .00        .000        .250         .293        $490,000.00    N
600069762       360     .00      .00        .00        .000        .250         .293        $114,000.00    N
600069763       360     .00      .00        .00        .000        .250         .293        $127,000.00    N
600069764       360     .00      .00        .00        .000        .250         .293        $395,000.00    N
600069765       360     .00      .00        .00        .000        .250         .293        $120,000.00    N
600069766       360     .00      .00        .00        .000        .250         .293        $200,000.00    N
600069767       360     .00      .00        .00        .000        .250         .293        $115,000.00    N
600069768       360     .00      .00        .00        .000        .250         .293        $168,000.00    N
600069769       360     .00      .00        .00        .000        .250         .293        $ 76,900.00    N
600069770       360     .00      .00        .00        .000        .250         .293        $150,000.00    N
600069771       360     .00      .00        .00        .000        .250         .293        $490,000.00    N

 (vlegal.ace v1.4)                                                    Page    44
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600069772     LOCKLEAR  LYNN           135 GOLDMEADOW           CARY              NC      27511    $111,870.67    8.750     .250
600069773     IBSEN  GREGORY           1021 EAST BOONE          SANTA MARIA       CA      93454    $113,465.38    8.625     .250
600069774     BOGUSLAVSKIY  MIKHAIL    3640 MONTROSE P          DULUTH            GA      30136    $102,120.69    8.500     .250
600069775     CHENG  JAN-FANG          201 MORAGA WAY           ORINDA            CA      94563    $367,504.52    8.000     .250
600069776     JENG  MICHAEL            912 HUNTER LANE          FREMONT           CA      94539    $349,516.69    7.875     .250
600069777     DAVIS  LEONARD           19068 STRITTMAT          PILOT POINT       TX      76258    $119,857.79    8.625     .250
600069778     CURRY  JAMES             2036 LINDA LANE          CARLSBAD          CA      92008    $169,771.10    8.000     .250
600069779     HOLLOMON  JOHNNIE        767 CEDAR CREEK          WOODSTOCK         GA      30189    $ 93,333.20    8.625     .250
600069780     RONK  BRET               3001 CANYON CRE          RICHARDSON        TX      75080    $129,180.20    8.125     .250
600069781     BAGLIEN  STEVE           7118 EAST MESET          MESA              AZ      85208    $ 89,493.82    8.625     .250
600069782     WILDE  STEVE             3434 PLEASANT V          CASTLE ROCK       CO      80104    $222,115.38    8.250     .250
600069783     FOWLER  MARY             2219 DOVER RIDG          NORTH LAS VEGAS   NV      89030    $115,459.45    8.500     .250
600069784     HOWARD, JR.  MILTON      2332 NORTH DECA          DECATUR           GA      30033    $103,876.76    8.625     .250
600069785     KAUFMAN  ALICE           355 BUENA VISTA          SAN FRANCISCO     CA      94117    $161,808.03    8.625     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600069772         8.500     .0425     8.458    07/01/2027  1150002                    $  881.10                  09/01/1997
600069773         8.375     .0425     8.333    07/01/2027  1150770                    $  883.57                  09/01/1997
600069774         8.250     .0425     8.208    07/01/2027  1150879                    $  787.37                  09/01/1997
600069775         7.750     .0425     7.708    07/01/2027  1150960                    $2,700.25                  09/01/1997
600069776         7.625     .0425     7.583    07/01/2027  1150994                    $2,537.74                  09/01/1997
600069777         8.375     .0425     8.333    07/01/2027  1151166                    $  933.35                  09/01/1997
600069778         7.750     .0425     7.708    07/01/2027  1151505                    $1,247.40                  09/01/1997
600069779         8.375     .0425     8.333    06/01/2027  1151695                    $  727.23                  09/01/1997
600069780         7.875     .0425     7.833    07/01/2027  1151703                    $  960.42                  09/01/1997
600069781         8.375     .0425     8.333    07/01/2027  1151919                    $  696.90                  09/01/1997
600069782         8.000     .0425     7.958    07/01/2027  1151984                    $1,670.82                  09/01/1997
600069783         8.250     .0425     8.208    07/01/2027  1152016                    $  888.86                  09/01/1997
600069784         8.375     .0425     8.333    07/01/2027  1152040                    $  808.90                  09/01/1997
600069785         8.375     .0425     8.333    07/01/2027  1152156                    $1,260.02                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600069772       360     .00      .00        .00        .000        .250         .293        $140,000.00    N
600069773       360     .00      .00        .00        .000        .250         .293        $142,000.00    N
600069774       360     .00      .00        .00        .000        .250         .293        $128,000.00    N
600069775       360     .00      .00        .00        .000        .250         .293        $470,000.00    N
600069776       360     .00      .00        .00        .000        .250         .293        $990,000.00    N
600069777       360     .00      .00        .00        .000        .250         .293        $150,000.00    N
600069778       360     .00      .00        .00        .000        .250         .293        $230,000.00    N
600069779       360     .00      .00        .00        .000        .250         .293        $116,900.00    N
600069780       360     .00      .00        .00        .000        .250         .293        $162,500.00    N
600069781       360     .00      .00        .00        .000        .250         .293        $112,000.00    N
600069782       360     .00      .00        .00        .000        .250         .293        $278,000.00    N
600069783       360     .00      .00        .00        .000        .250         .293        $144,500.00    N
600069784       360     .00      .00        .00        .000        .250         .293        $130,000.00    N
600069785       360     .00      .00        .00        .000        .250         .293        $237,000.00    N

 (vlegal.ace v1.4)                                                    Page    45
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600069786     YEAGLE  EDWARD           5323 PASEO ORLA          SANTA BARBARA     CA      93111    $246,808.74    8.250     .250
600069787     BAGLIEN  STEVE           4555 WEST SHANN          CHANDLER          AZ      85226     $94,687.67    8.625     .250
600069788     LA GREIDE  GARY          4521 EAST SANDI          PHOENIX           AZ      85044    $117,053.81    8.375     .250
600069789     HUMPHREY  JOHN           620 ULTIMO AVEN          LONG BEACH        CA      90814    $211,742.23    8.500     .250
600069790     SOLOMON  RICHARD         8100 NORTH MAIN          LOUVIERS          CO      80131    $104,875.57    8.625     .250
600069791     THOMAS  DIANE            458 PARKHURST D          DALLAS            TX      75218     $54,335.53    8.625     .250
600069792     WITTY  ANN               13261 SEMORA PL          CERRITOS          CA      90703    $176,692.26    8.750     .250
600069793     MUSANTE  DOLLY           1825 EAST LAKEC          GILBERT           AZ      85234    $232,209.97    8.375     .250
600069794     SCOTT  PAUL              2630 DARRELL P           SAN FRANCISCO     CA      94133    $414,441.24    8.000     .250
600069795     YORK  CANDACE            937 SOUTH PINE           BAILEY            CO      80421     $88,894.54    8.625     .250
600069796     MILLER  JODY             306 RISING SUN           BAILEY            CO      80421     $69,911.31    8.375     .250
600069797     SINGER  WAYNE            925 COASTLINE D          SEAL BEACH        CA      90740    $237,679.55    8.000     .250
600069798     NUNES  PAULINE           14911 LARK STRE          SAN LEANDRO       CA      94578     $89,887.72    8.375     .250
600069799     PENALOSA  BENJAMIN       3127 WEST TYLER          ANAHEIM           CA      92801    $146,821.27    8.500     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600069786         8.000     .0425     7.958    07/01/2027  1152289                    $1,856.57                  09/01/1997
600069787         8.375     .0425     8.333    07/01/2027  1152420                      $737.34                  09/01/1997
600069788         8.125     .0425     8.083    07/01/2027  1152446                      $890.80                  09/01/1997
600069789         8.250     .0425     8.208    07/01/2027  1152586                    $1,630.10                  09/01/1997
600069790         8.375     .0425     8.333    07/01/2027  1152784                      $816.68                  09/01/1997
600069791         8.375     .0425     8.333    07/01/2027  1152867                      $423.12                  09/01/1997
600069792         8.500     .0425     8.458    06/01/2027  1152909                    $1,392.46                  09/01/1997
600069793         8.125     .0425     8.083    07/01/2027  1153170                    $1,767.17                  09/01/1997
600069794         7.750     .0425     7.708    07/01/2027  1153188                    $3,045.12                  09/01/1997
600069795         8.375     .0425     8.333    07/01/2027  1153535                      $692.23                  09/01/1997
600069796         8.125     .0425     8.083    07/01/2027  1153584                      $532.05                  09/01/1997
600069797         7.750     .0425     7.708    07/01/2027  1153675                    $1,746.36                  09/01/1997
600069798         8.125     .0425     8.083    07/01/2027  1153709                      $684.07                  09/01/1997
600069799         8.250     .0425     8.208    07/01/2027  1153717                    $1,130.30       12         09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600069786       360     .00      .00        .00        .000        .250         .293        $329,500.00    N
600069787       360     .00      .00        .00        .000        .250         .293        $118,500.00    N
600069788       360     .00      .00        .00        .000        .250         .293        $146,500.00    N
600069789       360     .00      .00        .00        .000        .250         .293        $265,000.00    N
600069790       360     .00      .00        .00        .000        .250         .293        $131,500.00    N
600069791       360     .00      .00        .00        .000        .250         .293         $68,000.00    N
600069792       360     .00      .00        .00        .000        .250         .293        $225,000.00    N
600069793       360     .00      .00        .00        .000        .250         .293        $310,000.00    N
600069794       360     .00      .00        .00        .000        .250         .293        $725,000.00    N
600069795       360     .00      .00        .00        .000        .250         .293        $123,000.00    N
600069796       360     .00      .00        .00        .000        .250         .293        $197,500.00    N
600069797       360     .00      .00        .00        .000        .250         .293        $325,000.00    N
600069798       360     .00      .00        .00        .000        .250         .293        $150,000.00    N
600069799       360     .00      .00        .00        .000        .250         .293        $165,000.00    N

 (vlegal.ace v1.4)                                                    Page    46
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600069800     FLAHIVE  ANTHONY         16049 PINNACLE           CHINO HILLS       CA      91709    $274,639.00    8.125     .250
600069801     ANDERLE  BARBARA         12013 EUDORA CO          THORNTON          CO      80241    $ 79,203.58    8.500     .250
600069802     POLITZKI  CHRISTINE      5129 OSCEOLA ST          DENVER            CO      80212    $103,377.36    8.625     .250
600069803     EADS  BARRY              18716 FORTSON A          DALLAS            TX      75252    $165,848.10    8.500     .250
600069804     CARNES  RAY              5850 WEST TIERR          GLENDALE          AZ      85306    $ 95,886.23    8.625     .250
600069805     SILVA  ANTHONY           8865 DAVONA DRI          DUBLIN            CA      94568    $164,783.41    8.125     .250
600069806     NIR  SHERYL              11519 HARBOR RO          FRISCO            TX      75035    $111,519.50    8.500     .250
600069807     CARLSON  WESLEY          1535 DALE AVENU          ARROYO GRANDE     CA      93420    $273,067.57    8.500     .250
600069808     SINH  NGUYEN             6927 STARLING V          SAN JOSE          CA      95120    $299,616.08    8.250     .250
600069809     ROBERTSON  LYNDA         3106 ANTELOPE D          MESQUITE          TX      75181    $ 91,972.82    7.875     .250
600069810     PRENGLE  SCOTT           6304 LA COSA             DALLAS            TX      75248    $121,436.27    8.000     .250
600069811     PATEL  CHANDRAKANT       5112 SKY LAKE D          PLANO             TX      75093    $486,560.44    8.125     .250
600069812     FEES  DONALD             6116 RICKERHILL          AUSTIN            TX      78739    $144,605.03    8.000     .250
600069813     PHAM  MUOI               584 SOUTH SONYA          AHAHEIM           CA      92802    $146,987.14    8.250     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600069800         7.875     .0425     7.833    07/01/2027  1153899                    $2,041.87                  09/01/1997
600069801         8.250     .0425     8.208    07/01/2027  1153931                    $  609.75                  09/01/1997
600069802         8.375     .0425     8.333    07/01/2027  1154004                    $  805.01                  09/01/1997
600069803         8.250     .0425     8.208    07/01/2027  1154194                    $1,276.78                  09/01/1997
600069804         8.375     .0425     8.333    07/01/2027  1154301                    $  746.68                  09/01/1997
600069805         7.875     .0425     7.833    07/01/2027  1154400                    $1,225.12                  09/01/1997
600069806         8.250     .0425     8.208    07/01/2027  1154681                    $  865.03                  09/01/1997
600069807         8.250     .0425     8.208    07/01/2027  1154954                    $2,102.21                  09/01/1997
600069808         8.000     .0425     7.958    07/01/2027  1155753                    $2,253.80                  09/01/1997
600069809         7.625     .0425     7.583    07/01/2027  1156322                    $  667.79                  09/01/1997
600069810         7.750     .0425     7.708    07/01/2027  1156827                    $  892.26                  09/01/1997
600069811         7.875     .0425     7.833    07/01/2027  1156892                    $3,617.45                  09/01/1997
600069812         7.750     .0425     7.708    07/01/2027  1156975                    $1,062.49                  09/01/1997
600069813         8.000     .0425     7.958    07/01/2027  1157429                    $1,108.12                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600069800       360     .00      .00        .00        .000        .250         .293        $345,000.00    N
600069801       360     .00      .00        .00        .000        .250         .293        $120,000.00    N
600069802       360     .00      .00        .00        .000        .250         .293        $138,000.00    N
600069803       360     .00      .00        .00        .000        .250         .293        $207,600.00    N
600069804       360     .00      .00        .00        .000        .250         .293        $128,000.00    N
600069805       360     .00      .00        .00        .000        .250         .293        $210,000.00    N
600069806       360     .00      .00        .00        .000        .250         .293        $150,672.00    N
600069807       360     .00      .00        .00        .000        .250         .293        $341,800.00    N
600069808       360     .00      .00        .00        .000        .250         .293        $610,900.00    N
600069809       360     .00      .00        .00        .000        .250         .293        $115,180.00    N
600069810       360     .00      .00        .00        .000        .250         .293        $152,000.00    N
600069811       360     .00      .00        .00        .000        .250         .293        $609,000.00    N
600069812       360     .00      .00        .00        .000        .250         .293        $181,000.00    N
600069813       360     .00      .00        .00        .000        .250         .293        $187,500.00    N

 (vlegal.ace v1.4)                                                    Page    47
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600069814     ALVARADO  ANTHONY        4683 ATASCO DRI          SANTA BARBARA     CA      93110    $149,808.04    8.250     .250
600069815     EPSTEIN  MARGARET        2300 SHERBROOKE          MCKINNEY          TX      75070    $138,822.13    8.250     .250
600069816     GOLDSHOLL  KENNETH       4492 MEADOWLARK          SANTA BARBARA     CA      93105    $505,368.78    8.375     .250
600069817     BUCKALEW  CAROLE         8113 WAIMEA STR          FRISCO            TX      75035    $ 94,272.90    8.000     .250
600069818     WHITE  RICHARD           26053 BATES PLA          STEVENSON RANCH   CA      91381    $209,695.05    7.625     .250
600069819     DAMPIER-BENNETT  JUNE    2424 BOWMONT DR          LOS ANGELES       CA      90210    $219,725.56    8.375     .250
600069820     WHITTEBERRY  BETTY       805 FOREST CRES          EULESS            TX      76039    $ 97,281.58    8.500     .250
600069821     MOSELEY  SUZANNE         57215723 VICKE           DALLAS            TX      75206    $ 82,447.02    8.375     .250
600069822     DELINO  JODY             2003 WAPATO COV          ROUND ROCK        TX      78664    $111,445.89    7.875     .250
600069823     WALLACE  TJ              4624 EAST BLUE           ORANGE            CA      92869    $254,881.66    8.375     .250
600069824     BELOSIC  LELAND          518 RED OAK STR          ALLEN             TX      75002    $ 32,858.96    8.375     .250
600069825     GUEFEN  TED              119 SOUTH ALMON          LOS ANGELES       CA      90048    $407,436.60    7.875     .250
600069826     ARMSTRONG  BARRY         4121 WEST MONTE          PHOENIX           AZ      85023    $123,845.32    8.375     .250
600069827     ETSCHART  CHRISTOPHER    5225 MARIGOT PL          SAN DIEGO         CA      92124     $96,613.54    8.250     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600069814         8.000     .0425     7.958    07/01/2027  1158054                    $1,126.90                  09/01/1997
600069815         8.000     .0425     7.958    07/01/2027  1158385                    $1,044.26                  09/01/1997
600069816         8.125     .0425     8.083    07/01/2027  1158989                    $3,845.97                  09/01/1997
600069817         7.750     .0425     7.708    07/01/2027  1159102                    $  692.67                  09/01/1997
600069818         7.375     .0425     7.333    07/01/2027  1159250                    $1,486.37                  09/01/1997
600069819         8.125     .0425     8.083    07/01/2027  1159623                    $1,672.16                  09/01/1997
600069820         8.250     .0425     8.208    07/01/2027  1160779                    $  748.92                  09/01/1997
600069821         8.125     .0425     8.083    07/01/2027  1160787                    $  627.44                  09/01/1997
600069822         7.625     .0425     7.583    07/01/2027  1161173                    $  809.18                  09/01/1997
600069823         8.125     .0425     8.083    07/01/2027  1161207                    $1,939.70                  09/01/1997
600069824         8.125     .0425     8.083    07/01/2027  1161280                    $  250.06                  09/01/1997
600069825         7.625     .0425     7.583    07/01/2027  1161546                    $2,958.28                  09/01/1997
600069826         8.125     .0425     8.083    07/01/2027  1163351                    $  942.49                  09/01/1997
600069827         8.000     .0425     7.958    06/01/2027  843961                     $  727.23                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600069814       360     .00      .00        .00        .000        .250         .293        $285,000.00    N
600069815       360     .00      .00        .00        .000        .250         .293        $173,784.00    N
600069816       360     .00      .00        .00        .000        .250         .293        $632,500.00    Y
600069817       360     .00      .00        .00        .000        .250         .293        $118,000.00    N
600069818       360     .00      .00        .00        .000        .250         .293        $364,740.00    N
600069819       360     .00      .00        .00        .000        .250         .293        $580,000.00    N
600069820       360     .00      .00        .00        .000        .250         .293        $121,800.00    N
600069821       360     .00      .00        .00        .000        .250         .293        $127,000.00    N
600069822       360     .00      .00        .00        .000        .250         .293        $139,500.00    N
600069823       360     .00      .00        .00        .000        .250         .293        $319,000.00    N
600069824       360     .00      .00        .00        .000        .250         .293        $ 47,000.00    N
600069825       360     .00      .00        .00        .000        .250         .293        $510,000.00    N
600069826       360     .00      .00        .00        .000        .250         .293        $155,000.00    N
600069827       360     .00      .00        .00        .000        .250         .293        $123,000.00    N

 (vlegal.ace v1.4)                                                    Page    48
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600069828     HERMAN  GREGORY          726 ELIZEBETH S          SAN FRANCISCO     CA      94114    $194,744.02    8.125     .250
600069829     CUBILLA  LOUIS           3505 LOS PINOS           SANTA BARBARA     CA      93105    $328,346.94    8.125     .250
600069830     KOEPKE  SANDY            1517 NORTH BEVE          BEVERLY HILLS     CA      90210    $474,340.46    7.875     .250
600069831     SWITTS  RANDALL          10490 WORTHINGT          ROSWELL           GA      30076    $ 87,102.04    8.875     .250
600069832     ROSE  CHARLES            4404 LANDLEWOOD          DALLAS            TX      75287    $216,701.57    8.500     .250
600069833     BURBACH  JAMES           2777 NOVA ROAD           PINE              CO      80470    $124,202.79    8.625     .250
600069834     MCCAIN  J.               108 &110 OWENS           GEORGETOWN        TX      78676    $ 64,690.20    8.875     .250
600069835     CAMPBELL, JR.  JAMES     313 BAYSHORE DR          MONTGOMERY        TX      77356    $189,232.78    8.625     .250
600069836     PONDER  COLIN            3175 CARAMELLO           PLEASANTON        CA      94588    $176,409.35    9.000     .250
600069837     JOYCE  JOHN              1514 7TH AVENUE          SAN DIEGO         CA      92101    $ 55,764.12    9.250     .250
600069838     CATHEY  PHILLIP          5571 17TH PLACE          LUBBOCK           TX      79416    $ 29,952.98    9.250     .250
600069839     BRODEN  STEVE            274 MOUNTAIRE C          CLAYTON           CA      94517    $205,852.71    8.250     .250
600069840     MACE  BRIAN              13102 BOOMER LA          AUSTIN            TX      78729    $137,334.97    8.250     .250
600069841     POMEROY  CHRISTOPHER     907 N. MEADOWS           AUSTIN            TX      78758    $112,314.25    9.000     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600069828         7.875     .0425     7.833    07/01/2027  1061175                    $1,447.87                  09/01/1997
600069829         7.875     .0425     7.833    04/01/2027  1078484                    $2,447.28                  09/01/1997
600069830         7.625     .0425     7.583    04/01/2027  1087261                    $3,451.34                  09/01/1997
600069831         8.625     .0425     8.583    05/01/2027  1096288                      $694.60         7        09/01/1997
600069832         8.250     .0425     8.208    06/01/2027  1100726                    $1,670.85                  09/01/1997
600069833         8.375     .0425     8.333    05/01/2027  1102813                      $968.35                  09/01/1997
600069834         8.625     .0425     8.583    06/01/2027  1107515                      $515.58         2        09/01/1997
600069835         8.375     .0425     8.333    05/01/2027  1107549                    $1,487.14                  09/01/1997
600069836         8.750     .0425     8.708    05/01/2027  1108620                    $1,422.58                  09/01/1997
600069837         9.000     .0425     8.958    05/01/2027  1109768                      $460.29        18        09/01/1997
600069838         9.000     .0425     8.958    06/01/2027  1110444                      $246.81                  09/01/1997
600069839         8.000     .0425     7.958    06/01/2027  1114958                    $1,549.49                  09/01/1997
600069840         8.000     .0425     7.958    06/01/2027  1117332                    $1,033.74                  09/01/1997
600069841         8.750     .0425     8.708    06/01/2027  1119759                      $905.20         2        09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600069828       360     .00      .00        .00        .000        .250         .293        $285,000.00    N
600069829       360     .00      .00        .00        .000        .250         .293        $412,000.00    N
600069830       360     .00      .00        .00        .000        .250         .293        $595,000.00    N
600069831       360     .00      .00        .00        .000        .250         .293         $98,500.00    N
600069832       360     .00      .00        .00        .000        .250         .293        $271,655.00    N
600069833       360     .00      .00        .00        .000        .250         .293        $230,000.00    N
600069834       360     .00      .00        .00        .000        .250         .293         $72,000.00    N
600069835       360     .00      .00        .00        .000        .250         .293        $239,000.00    N
600069836       360     .00      .00        .00        .000        .250         .293        $221,000.00    N
600069837       360     .00      .00        .00        .000        .250         .293         $58,900.00    N
600069838       360     .00      .00        .00        .000        .250         .293         $55,000.00    N
600069839       360     .00      .00        .00        .000        .250         .293        $275,000.00    N
600069840       360     .00      .00        .00        .000        .250         .293        $172,000.00    N
600069841       360     .00      .00        .00        .000        .250         .293        $125,000.00    N

 (vlegal.ace v1.4)                                                    Page    49
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600069842     ELDER  JACK              307 W. CLARENDO          DALLAS            TX      75208    $ 24,258.82    8.875     .250
600069843     CROTTY  DAN              1304 MANITOU RO          SANTA BARBARA     CA      93101    $352,048.91    8.250     .250
600069844     O'NEILL  HUGH            10404 CORK OAK           DALLAS            TX      75227    $ 31,163.96    8.750     .250
600069845     SHAMBE  LACHELLE         18193 EAST KENT          AURORA            CO      80017    $ 56,576.06    8.750     .250
600069846     BOHANNON  LINDA          1110 ALTA VISTA          AMARILLO          TX      79106    $ 26,966.32    8.375     .250
600069847     MYERS  STEPHEN           4751 KENSINGTON          ARLINGTON         TX      76016    $139,131.48    8.250     .250
600069848     GRISHAM  BILL            1723 N. LOCUST           DENTON            TX      76201    $ 55,705.46    8.875     .250
600069849     RICHARDS  WILLIAM        13319 OAK RIDGE          PALOS HEIGHTS     IL      60463    $121,859.11    8.750     .250
600069850     AGUILAR  NANCY           5255 BELLINGHAM          LOS ANGELES       CA      91607    $ 75,867.88    8.750     .250
600069851     SZAFLARSKI  MICHAL       1309 ONTARIO AV          SPRING GROVE      IL      60081    $149,732.43    8.625     .250
600069852     MALONE  DONALD           1552 BRENTWOOD           MARIETTA          GA      30062    $104,772.59    8.375     .250
600069853     SNEP  STEFAN             2647 WEST WINON          CHICAGO           IL      60625    $195,779.43    8.875     .250
600069854     BERTAMINI  STEFANO       2201 LAKEWAY BL          AUSTIN            TX      78734    $ 87,091.21    8.375     .250
600069855     DEARINGER  BOBBY J       7330 EL LUCERO           BUENA PARK        CA      90620    $140,083.80    8.625     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600069842         8.625     .0425     8.583    06/01/2027  1122233                    $  193.35         2        09/01/1997
600069843         8.000     .0425     7.958    07/01/2027  1122688                    $2,648.21                  09/01/1997
600069844         8.500     .0425     8.458    07/01/2027  1123553                    $  245.45                  09/01/1997
600069845         8.500     .0425     8.458    06/01/2027  1124841                    $  446.06         2        09/01/1997
600069846         8.125     .0425     8.083    07/01/2027  1124932                    $  205.22         2        09/01/1997
600069847         8.000     .0425     7.958    06/01/2027  1126549                    $1,047.27                  09/01/1997
600069848         8.625     .0425     8.583    06/01/2027  1126754                    $  443.97         2        09/01/1997
600069849         8.500     .0425     8.458    07/01/2027  1127851                    $  959.77                  09/01/1997
600069850         8.500     .0425     8.458    06/01/2027  1130061                    $  597.89                  09/01/1997
600069851         8.375     .0425     8.333    06/01/2027  1130442                    $1,166.68                  09/01/1997
600069852         8.125     .0425     8.083    07/01/2027  1130707                    $  798.08                  09/01/1997
600069853         8.625     .0425     8.583    07/01/2027  1130970                    $1,559.46                  09/01/1997
600069854         8.125     .0425     8.083    07/01/2027  1131036                    $  662.78                  09/01/1997
600069855         8.375     .0425     8.333    07/01/2027  1149087                    $1,090.85        14        09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600069842       360     .00      .00        .00        .000        .250         .293        $ 27,000.00    N
600069843       360     .00      .00        .00        .000        .250         .293        $470,000.00    N
600069844       360     .00      .00        .00        .000        .250         .293        $ 39,000.00    N
600069845       360     .00      .00        .00        .000        .250         .293        $ 63,000.00    N
600069846       360     .00      .00        .00        .000        .250         .293        $ 30,000.00    N
600069847       360     .00      .00        .00        .000        .250         .293        $200,000.00    N
600069848       360     .00      .00        .00        .000        .250         .293        $ 62,500.00    N
600069849       360     .00      .00        .00        .000        .250         .293        $152,500.00    N
600069850       360     .00      .00        .00        .000        .250         .293        $ 95,000.00    N
600069851       360     .00      .00        .00        .000        .250         .293        $252,000.00    N
600069852       360     .00      .00        .00        .000        .250         .293        $178,500.00    N
600069853       360     .00      .00        .00        .000        .250         .293        $245,000.00    N
600069854       360     .00      .00        .00        .000        .250         .293        $109,000.00    N
600069855       360     .00      .00        .00        .000        .250         .293        $165,000.00    N

 (vlegal.ace v1.4)                                                    Page    50
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                     SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                STREET ADDRESS             CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------    --------------------       ---------------   -----   -----    -----------    --------  -----
600069856     SORBY  BRIAN            5338 FORECASTLE            CARLSBAD          CA      92008    $224,604.76    8.125     .250
600069857     JOHNSON  AUD            1710 MAGNOLIA S            GLENVIEW          IL      60025    $211,755.17    8.750     .250
600069859     BRADLEY  JOHN           4224 SPRING MEA            FLOWER MOUND      TX      75028    $ 57,531.74    8.625     .250
600069860     LEVY  MURRAY            25514 AVENIDA E            SANTA CLARITA     CA      91355    $251,643.13    7.750     .250
600069861     DVORAK  DONALD          7739 CORTE PROM            CARLSBAD          CA      92009    $161,576.30    7.875     .250
600069862     WANG  HSIN-YU           3801 14TH ST #1            PLANO             TX      75074    $ 44,347.39    8.625     .250
600069863     HOFF                    1195 DARMS LANE            NAPA              CA      94558    $295,280.70    7.500     .250
600069864     UNGERMANN               2 DANA COURT               SCOTTS VALLEY     CA      95066    $387,422.30    7.500     .250
600069866     THOMAS                  23808 SOUTHEAST 24TH STRE  ISSAQUAH          WA      98029    $285,584.69    7.625     .250
600069867     DAANE                   5840 MOHAWK STREET         LAS VEGAS         NV      89118    $295,070.90    7.625     .250
600069868     WESTON                  1284 VISCAINO ROAD         PEBBLE BEACH      CA      93953    $554,194.05    7.625     .250
600069869     SNAPP                   5578 CARRIAGE LANE         SANTA ROSA        CA      95403    $247,149.51    7.750     .250
600069870     RICHTER                 1984 FORRESTER ROAD        EL CENTRO         CA      92243    $239,488.55    7.750     .250
600069871     MCGOWEN                 14635 BADGER PASS          MORGAN HILL       CA      95037    $335,322.88    7.750     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600069856         7.875     .0425     7.833    07/01/2027  1151133                    $1,669.88                  09/01/1997
600069857         8.500     .0425     8.458    07/01/2027  1152693                    $1,667.80                  09/01/1997
600069859         8.375     .0425     8.333    07/01/2027  1155423                    $  448.01                  09/01/1997
600069860         7.500     .0425     7.458    07/01/2027  1158153                    $1,805.36                  09/01/1997
600069861         7.625     .0425     7.583    07/01/2027  1158666                    $1,174.61                  09/01/1997
600069862         8.375     .0425     8.333    07/01/2027  1161710                    $  345.34                  09/01/1997
600069863         7.250     .0425     7.208    08/01/2027  92449474                   $2,066.18                  09/01/1997
600069864         7.250     .0425     7.208    07/01/2027  92449485                   $2,712.95                  09/01/1997
600069866         7.375     .0425     7.333    07/01/2027  92449494                   $2,024.29        12        09/01/1997
600069867         7.375     .0425     7.333    07/01/2027  92449497                   $2,091.53                  09/01/1997
600069868         7.375     .0425     7.333    07/01/2027  92449498                   $3,928.26                  09/01/1997
600069869         7.500     .0425     7.458    07/01/2027  92449507                   $1,773.12                  09/01/1997
600069870         7.500     .0425     7.458    06/01/2027  92449509                   $1,719.39                  09/01/1997
600069871         7.500     .0425     7.458    07/01/2027  92449510                   $2,407.15                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600069856       360     .00      .00        .00        .000        .250         .293        $305,990.00    N
600069857       360     .00      .00        .00        .000        .250         .293        $265,000.00    N
600069859       360     .00      .00        .00        .000        .250         .293        $ 72,000.00    N
600069860       360     .00      .00        .00        .000        .250         .293        $315,000.00    N
600069861       360     .00      .00        .00        .000        .250         .293        $216,000.00    N
600069862       360     .00      .00        .00        .000        .250         .293        $ 55,500.00    N
600069863       360     .00      .00        .00        .000        .250         .293        $450,000.00    N
600069864       360     .00      .00        .00        .000        .250         .293        $485,000.00    N
600069866       360     .00      .00        .00        .000        .250         .293        $325,000.00    N
600069867       360     .00      .00        .00        .000        .250         .293        $375,000.00    N
600069868       360     .00      .00        .00        .000        .250         .293        $800,000.00    N
600069869       360     .00      .00        .00        .000        .250         .293        $330,000.00    N
600069870       360     .00      .00        .00        .000        .250         .293        $309,777.00    N
600069871       360     .00      .00        .00        .000        .250         .293        $460,000.00    N

 (vlegal.ace v1.4)                                                    Page    51
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                     SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                STREET ADDRESS             CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------    --------------------       ---------------   -----   -----    -----------    --------  -----
600069872     FRENCH/WALDERA          736 NORTH 17TH STREET      SAN JOSE          CA      95112    $239,260.70    7.750     .250
600069873     ROPE                    26805 HAWKHURST DRIVE      RANCHO PALOS VE   CA      90275    $479,320.25    7.750     .250
600069874     GENUNG                  1324 BENEDICT CANYON DRIV  LOS ANGELES       CA      90210    $359,490.20    7.750     .250
600069875     TOOMEY                  281 URBANO DRIVE           SAN FRANCISCO     CA      94127    $338,519.92    7.750     .250
600069876     MILLER                  7331 GREBE DRIVE           CARLSBAD          CA      92009    $334,675.37    7.750     .250
600069877     LIEBESKIND              2640 CHABOT DRIVE          SAN BRUNO         CA      94066    $255,577.07    7.750     .250
600069878     CARRILLO                5320 EAST RURAL RIDGE CIR  ANAHEIM           CA      92807    $243,654.45    7.750     .250
600069879     SCHUBERT                910 EAST TUJUNGA AVENUE    BURBANK           CA      91501    $318,175.27    7.750     .250
600069880     BUSCH                   1423 BUTTERFIELD ROAD      SAN ANSELMO       CA      94960    $464,671.81    7.750     .250
600069881     CHEN/YAO                19 PRESIDIO COURT          CORTE MADERA      CA      94925    $393,042.61    7.750     .250
600069882     MICKELSON               4715 51ST PLACE SOUTHWEST  SEATTLE           WA      98116    $279,613.36    7.875     .250
600069883     LIMTIACO                4952 ROSELLE COMMON        FREMONT           CA      94536    $239,668.58    7.875     .250
600069884     HEALY                   349 RICHARDSON WAY         MILL VALLEY       CA      94941    $427,408.97    7.875     .250
600069885     ORDUNA                  9044 HOLLYWOOD HILLS ROAD  LOS ANGELES       CA      90046    $347,519.45    7.875     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600069872         7.500     .0425     7.458    07/01/2027  92449531                   $1,716.52                  09/01/1997
600069873         7.500     .0425     7.458    07/01/2027  92449532                   $3,438.78                  09/01/1997
600069874         7.500     .0425     7.458    07/01/2027  92449533                   $2,579.08                  09/01/1997
600069875         7.500     .0425     7.458    07/01/2027  92449536                   $2,428.64                  09/01/1997
600069876         7.500     .0425     7.458    07/01/2027  92449538                   $2,401.06                  09/01/1997
600069877         7.500     .0425     7.458    07/01/2027  92449539                   $1,834.02                  09/01/1997
600069878         7.500     .0425     7.458    07/01/2027  92449547                   $1,748.05                  09/01/1997
600069879         7.500     .0425     7.458    08/01/2027  92449548                   $2,281.06                  09/01/1997
600069880         7.500     .0425     7.458    08/01/2027  92449551                   $3,331.32                  09/01/1997
600069881         7.500     .0425     7.458    07/01/2027  92449554                   $2,819.80                  09/01/1997
600069882         7.625     .0425     7.583    07/01/2027  92449558                   $2,030.19                  09/01/1997
600069883         7.625     .0425     7.583    07/01/2027  92449561                   $1,740.17                  09/01/1997
600069884         7.625     .0425     7.583    07/01/2027  92449565                   $3,103.30                  09/01/1997
600069885         7.625     .0425     7.583    07/01/2027  92449567                   $2,523.24                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600069872       360     .00      .00        .00        .000        .250         .293        $299,500.00    N
600069873       360     .00      .00        .00        .000        .250         .293        $600,000.00    N
600069874       360     .00      .00        .00        .000        .250         .293        $450,000.00    N
600069875       360     .00      .00        .00        .000        .250         .293        $423,750.00    N
600069876       360     .00      .00        .00        .000        .250         .293        $418,986.00    N
600069877       360     .00      .00        .00        .000        .250         .293        $320,000.00    N
600069878       360     .00      .00        .00        .000        .250         .293        $305,000.00    N
600069879       360     .00      .00        .00        .000        .250         .293        $398,000.00    N
600069880       360     .00      .00        .00        .000        .250         .293        $620,000.00    N
600069881       360     .00      .00        .00        .000        .250         .293        $492,000.00    N
600069882       360     .00      .00        .00        .000        .250         .293        $350,000.00    N
600069883       360     .00      .00        .00        .000        .250         .293        $300,000.00    N
600069884       360     .00      .00        .00        .000        .250         .293        $535,000.00    N
600069885       360     .00      .00        .00        .000        .250         .293        $435,000.00    N

 (vlegal.ace v1.4)                                                    Page    52
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER               STREET ADDRESS             CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------   --------------------       ---------------   -----   -----    -----------    --------  -----
600069886     WALSH/PFANN            1170 BOSTON STREET         ALTADENA          CA      91001    $333,938.23    7.875     .250
600069887     KLEMM                  8420 LA BAJADA AVENUE      WHITTIER          CA      90605    $331,541.54    7.875     .250
600069888     FAYMAN                 18326 WAKECREST DRIVE      MALIBU AREA       CA      90265    $559,226.69    7.875     .250
600069889     HERRERA/BETTI          1698 MICHAEL LANE          LOS ANGELES       CA      90272    $375,406.56    7.875     .250
600069890     SMITH/DAILEY           3126 HOLLYRIDGE DRIVE      LOS ANGELES       CA      90068    $328,545.68    7.875     .250
600069891     GRAHAM/FETTER          18093 SANDY CAPE DRIVE     LOS ANGELES       CA      90272    $432,402.07    7.875     .250
600069892     CASEMENT               278 VALLE VISTA DRIVE      DANVILLE          CA      94526    $251,652.02    7.875     .250
600069893     SCHNOLL                141 SHADOW CREEK COURT     DANVILLE          CA      94506    $511,292.97    7.875     .250
600069894     FROMM/GREENBERG        248 KENT AVENUE            KENTFIELD         CA      94904    $384,468.34    7.875     .250
600069895     BONNELL                316 VASSAR AVENUE          KENSINGTON        CA      94708    $439,281.98    7.875     .250
600069896     BIENIEK                125 LAKESIDE DRIVE         CORTE MADERA      CA      94925    $228,858.34    7.875     .250
600069897     HITTI                  2943 GIBBONS DRIVE         ALAMEDA           CA      94501    $279,613.36    7.875     .250
600069898     LAVIANO/SWAN           51 COTTONWOOD DRIVE        SAN RAFAEL        CA      94901    $318,759.22    7.875     .250
600069899     YEARBY                 25351 NORTH GOLD RIDGE DR  CASTRO VALLEY     CA      94552    $344,323.86    7.875     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600069886         7.625     .0425     7.583    07/01/2027  92449569                   $2,424.63                  09/01/1997
600069887         7.625     .0425     7.583    07/01/2027  92449570                   $2,407.23                  09/01/1997
600069888         7.625     .0425     7.583    07/01/2027  92449572                   $4,060.39                  09/01/1997
600069889         7.625     .0425     7.583    07/01/2027  92449573                   $2,726.26                  09/01/1997
600069890         7.625     .0425     7.583    07/01/2027  92449574                   $2,385.48                  09/01/1997
600069891         7.625     .0425     7.583    07/01/2027  92449575                   $3,139.55                  09/01/1997
600069892         7.625     .0425     7.583    07/01/2027  92449577                   $1,827.17                  09/01/1997
600069893         7.625     .0425     7.583    07/01/2027  92449578                   $3,712.36                  09/01/1997
600069894         7.625     .0425     7.583    07/01/2027  92449580                   $2,791.52                  09/01/1997
600069895         7.625     .0425     7.583    07/01/2027  92449581                   $3,190.31                  09/01/1997
600069896         7.625     .0425     7.583    07/01/2027  92449582                   $1,661.86                  09/01/1997
600069897         7.625     .0425     7.583    07/01/2027  92449583                   $2,030.19                  09/01/1997
600069898         7.625     .0425     7.583    07/01/2027  92449584                   $2,314.42                  09/01/1997
600069899         7.625     .0425     7.583    07/01/2027  92449586                   $2,500.04                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600069886       360     .00      .00        .00        .000        .250         .293        $418,000.00    N
600069887       360     .00      .00        .00        .000        .250         .293        $415,000.00    N
600069888       360     .00      .00        .00        .000        .250         .293        $700,000.00    N
600069889       360     .00      .00        .00        .000        .250         .293        $470,000.00    N
600069890       360     .00      .00        .00        .000        .250         .293        $470,000.00    N
600069891       360     .00      .00        .00        .000        .250         .293        $844,000.00    N
600069892       360     .00      .00        .00        .000        .250         .293        $315,000.00    N
600069893       360     .00      .00        .00        .000        .250         .293        $640,000.00    N
600069894       360     .00      .00        .00        .000        .250         .293        $555,000.00    N
600069895       360     .00      .00        .00        .000        .250         .293        $550,000.00    N
600069896       360     .00      .00        .00        .000        .250         .293        $286,500.00    N
600069897       360     .00      .00        .00        .000        .250         .293        $365,000.00    N
600069898       360     .00      .00        .00        .000        .250         .293        $399,000.00    N
600069899       360     .00      .00        .00        .000        .250         .293        $431,026.00    N

 (vlegal.ace v1.4)                                                    Page    53
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600069900     ULRICKSEN                3224 OMEGA CIRCLE        PLEASANTON        CA      94588    $259,640.97    7.875     .250
600069901     CAPPS                    6062 SHELTER BAY AVENUE  MILL VALLEY       CA      94941    $345,921.66    7.875     .250
600069902     MCDOWELL                 2260 GOLDEN CIRCLE       NEWPORT BEACH     CA      92660    $267,629.91    7.875     .250
600069903     BAILEY                   1385 CORBEROSA DRIVE     ARROYO GRANDE     CA      93420    $233,676.88    7.875     .250
600069905     BERFIELD                 21667 HERON DRIVE        BODEGA BAY        CA      94923    $246,834.27    8.000     .250
600069906     SMITH                    221 SUNSET DRIVE         ENCINITAS         CA      92024    $539,272.92    8.000     .250
600069907     HOERR                    3468 VIA LOMA VISTA      ESCONDIDO         CA      92029    $248,753.50    8.000     .250
600069908     VANDEMORE/KUTSU          24720 GILMORE STREET     LOS ANGELES       CA      91307    $371,349.34    8.000     .250
600069909     PARALEZ                  3311 WOODSIDE TERRACE    FREMONT           CA      94539    $558,047.60    8.000     .250
600069910     HORWICH/COHEN            10700 WELLWORTH AVENUE   LOS ANGELES       CA      90024    $368,284.44    8.000     .250
600069911     HANSON                   11 LYNN COURT            SAN RAFAEL        CA      94901    $203,725.33    8.000     .250
600069912     ALPERT                   860 SKYLINE DRIVE        SAN LUIS OBISPO   CA      93405    $419,434.50    8.000     .250
600069913     FONG/FONG                265 DORANTES AVENUE      SAN FRANCISCO     CA      94116    $326,559.72    8.000     .250
600069914     WILKINSON                2236 KENRY WAY           SOUTH SAN FRANC   CA      94080    $262,146.57    8.000     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600069900         7.625     .0425     7.583    07/01/2027  92449589                   $1,885.18                  09/01/1997
600069901         7.625     .0425     7.583    07/01/2027  92449590                   $2,511.64                  09/01/1997
600069902         7.625     .0425     7.583    07/01/2027  92449593                   $1,943.19                  09/01/1997
600069903         7.625     .0425     7.583    07/01/2027  92449598                   $1,696.66                  09/01/1997
600069905         7.750     .0425     7.708    08/01/2027  92449607                   $1,812.40                  09/01/1997
600069906         7.750     .0425     7.708    07/01/2027  92449609                   $3,962.33                  09/01/1997
600069907         7.750     .0425     7.708    07/01/2027  92449611                   $1,841.75                  09/01/1997
600069908         7.750     .0425     7.708    07/01/2027  92449612                   $2,728.50                  09/01/1997
600069909         7.750     .0425     7.708    07/01/2027  92449613                   $4,100.28                  09/01/1997
600069910         7.750     .0425     7.708    07/01/2027  92449616                   $2,706.12                  09/01/1997
600069911         7.750     .0425     7.708    07/01/2027  92449618                   $1,496.88                  09/01/1997
600069912         7.750     .0425     7.708    07/01/2027  92449619                   $3,081.81                  09/01/1997
600069913         7.750     .0425     7.708    07/01/2027  92449621                   $2,399.41                  09/01/1997
600069914         7.750     .0425     7.708    07/01/2027  92449623                   $1,926.13                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP            BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE           TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------          -------
600069900       360     .00      .00        .00        .000        .250         .293        $  350,000.00    N
600069901       360     .00      .00        .00        .000        .250         .293        $  433,000.00    N
600069902       360     .00      .00        .00        .000        .250         .293        $  335,000.00    N
600069903       360     .00      .00        .00        .000        .250         .293        $  400,000.00    N
600069905       360     .00      .00        .00        .000        .250         .293        $  365,000.00    N
600069906       360     .00      .00        .00        .000        .250         .293        $1,000,000.00    N
600069907       360     .00      .00        .00        .000        .250         .293        $  322,000.00    N
600069908       360     .00      .00        .00        .000        .250         .293        $  464,866.00    N
600069909       360     .00      .00        .00        .000        .250         .293        $  698,523.00    N
600069910       360     .00      .00        .00        .000        .250         .293        $  461,000.00    N
600069911       360     .00      .00        .00        .000        .250         .293        $  255,000.00    N
600069912       360     .00      .00        .00        .000        .250         .293        $  560,000.00    N
600069913       360     .00      .00        .00        .000        .250         .293        $  440,000.00    N
600069914       360     .00      .00        .00        .000        .250         .293        $  350,000.00    N

 (vlegal.ace v1.4)                                                    Page    54
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600069915     KEEFE                    1601 MONTEVAL COURT      SAN JOSE          CA      95120    $265,891.51    8.000     .250
600069916     NORTON                   2055 CARLOS STREET       MOSS BEACH        CA      94038    $359,115.81    8.000     .250
600069917     HUMPHRIES                911 CAMELLIA WAY         SAN JOSE          CA      95117    $262,046.69    8.000     .250
600069918     DUNCAN                   4 ENCINAL AVENUE         FAIRFAX           CA      94930    $238,877.95    8.000     .250
600069919     SIMPSON                  1815 VIRGINIA STREET     BERKELEY          CA      94703    $279,623.00    8.000     .250
600069920     BRICKWEDEL               1832 ALTAIR AVENUE       LIVERMORE         CA      94550    $347,531.44    8.000     .250
600069921     BENNETT                  23 MAPLEWOOD DRIVE       DANVILLE          CA      94506    $474,681.29    8.000     .250
600069922     HAWTHORNE                80 LYFORD DRIVE          TIBURON           CA      94920    $221,400.09    8.000     .250
600069924     FABBI                    12604 LONESOME OAK WAY   VALLEY CENTER     CA      92082    $335,159.46    8.125     .250
600069925     GELMAN                   2015 ROCKFORD ROAD       LOS ANGELES       CA      90039    $282,640.48    8.125     .250
600069926     HAZARI                   31385 CAPE VIEW DRIVE    UNION CITY        CA      94587    $259,658.71    8.125     .250
600069927     EVANS                    4535 CAVALLO REAL WAY    CARMICHAEL        CA      95608    $249,671.83    8.125     .250
600069928     VON HURWITZ              1647 KELLER ROAD         SOUTH LAKE TAHO   CA      96150    $335,558.93    8.125     .250
600069929     HEHR                     682 TAMALPIAS AVENUE     NOVATO            CA      94947    $239,585.08    8.125     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600069915         7.750     .0425     7.708    07/01/2027  92449625                   $1,953.65                  09/01/1997
600069916         7.750     .0425     7.708    07/01/2027  92449626                   $2,638.62                  09/01/1997
600069917         7.750     .0425     7.708    07/01/2027  92449627                   $1,925.40                  09/01/1997
600069918         7.750     .0425     7.708    07/01/2027  92449628                   $1,755.16                  09/01/1997
600069919         7.750     .0425     7.708    07/01/2027  92449629                   $2,054.54                  09/01/1997
600069920         7.750     .0425     7.708    07/01/2027  92449630                   $2,553.50                  09/01/1997
600069921         7.750     .0425     7.708    08/01/2027  92449631                   $3,485.38                  09/01/1997
600069922         7.750     .0425     7.708    07/01/2027  92449633                   $1,628.96                  09/01/1997
600069924         7.875     .0425     7.833    07/01/2027  92449642                   $2,491.82                  09/01/1997
600069925         7.875     .0425     7.833    06/01/2027  92449643                   $2,102.75                  09/01/1997
600069926         7.875     .0425     7.833    07/01/2027  92449646                   $1,930.49                  09/01/1997
600069927         7.875     .0425     7.833    07/01/2027  92449647                   $1,856.24                  09/01/1997
600069928         7.875     .0425     7.833    07/01/2027  92449650                   $2,494.79                  09/01/1997
600069929         7.875     .0425     7.833    07/01/2027  92449652                   $1,781.25                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600069915       360     .00      .00        .00        .000        .250         .293        $355,000.00    N
600069916       360     .00      .00        .00        .000        .250         .293        $449,500.00    N
600069917       360     .00      .00        .00        .000        .250         .293        $328,000.00    N
600069918       360     .00      .00        .00        .000        .250         .293        $299,000.00    N
600069919       360     .00      .00        .00        .000        .250         .293        $350,000.00    N
600069920       360     .00      .00        .00        .000        .250         .293        $435,000.00    N
600069921       360     .00      .00        .00        .000        .250         .293        $617,500.00    N
600069922       360     .00      .00        .00        .000        .250         .293        $277,500.00    N
600069924       360     .00      .00        .00        .000        .250         .293        $419,500.00    N
600069925       360     .00      .00        .00        .000        .250         .293        $354,000.00    N
600069926       360     .00      .00        .00        .000        .250         .293        $325,124.00    N
600069927       360     .00      .00        .00        .000        .250         .293        $312,500.00    N
600069928       360     .00      .00        .00        .000        .250         .293        $420,000.00    N
600069929       360     .00      .00        .00        .000        .250         .293        $299,950.00    N

 (vlegal.ace v1.4)                                                    Page    55
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #       BORROWER                STREET ADDRESS             CITY              STATE    ZIP       BALANCE        RATE     FEE
------       --------------------    --------------------       ---------------   -----   -----    -----------    --------  -----
600069930    HORCHOW                 6203 TEMPLE HILL DRIVE     LOS ANGELES       CA      90068    $590,224.18    8.125     .250
600069931    FORBORT                 44 STRAW FLOWER            IRVINE            CA      92620    $227,500.97    8.125     .250
600069932    BELL                    44 GLEN ECHO               DOVE CANYON ARE   CA      92679    $251,669.20    8.125     .250
600069933    PRATT SR.               111 SKYLINE ROAD           SUN VALLEY        ID      83353    $499,672.93    8.125     .250
600069934    SANTY                   619 TWENTY FIRST STREET    HUNTINGTON BEAC   CA      92648    $294,807.03    8.125     .250
600069935    LANDA-STEINAU           1356 SOUTH ROXBURY ROAD    SALT LAKE CITY    UT      84108    $250,920.19    8.125     .250
600069936    KAUANAGH                24235 VALLEY STREET        SANTA CLARITA A   CA      91321    $288,716.89    8.250     .250
600069937    MULLEN                  660 PIEZZI ROAD            SANTA ROSA        CA      95401    $240,534.18    8.250     .250
600069938    DRIVER                  1015 SANTA FLORENCIA       SOLANA BEACH      CA      92075    $299,616.08    8.250     .250
600069939    INGLE                   5883 MENORCA DRIVE         SAN DIEGO         CA      92124    $142,217.78    8.250     .250
600069940    WIDMER/KELLY            4745 LOMITAS DRIVE         SAN DIEGO         CA      92116    $251,476.14    8.250     .250
600069941    WOLF/HANNA              23440 WEST MOON SHADOWS D  MALIBU AREA       CA      90265    $475,640.53    8.250     .250
600069942    ANDERSON                20831 LA BARRANCA AVENUE   TEHACHAPI         CA      93561    $323,585.38    8.250     .250
600069943    WINNIE/TSO              637 NORTHEAST ROYAL COURT  PORTLAND          OR      97232    $238,094.91    8.250     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600069930         7.875     .0425     7.833    07/01/2027  92449653                   $4,388.16                  09/01/1997
600069931         7.875     .0425     7.833    07/01/2027  92449655                   $1,691.41                  09/01/1997
600069932         7.875     .0425     7.833    07/01/2027  92449658                   $1,871.09                  09/01/1997
600069933         7.875     .0425     7.833    08/01/2027  92449662                   $3,712.49                  09/01/1997
600069934         7.875     .0425     7.833    08/01/2027  92449666                   $2,190.37                  09/01/1997
600069935         7.875     .0425     7.833    07/01/2027  92449667                   $1,865.52                  09/01/1997
600069936         8.000     .0425     7.958    08/01/2027  92449673                   $2,171.16                  09/01/1997
600069937         8.000     .0425     7.958    07/01/2027  92449674                   $1,810.55                  09/01/1997
600069938         8.000     .0425     7.958    07/01/2027  92449675                   $2,253.80                  09/01/1997
600069939         8.000     .0425     7.958    07/01/2027  92449677                   $1,069.80                  09/01/1997
600069940         8.000     .0425     7.958    07/01/2027  92449678                   $1,893.19                  09/01/1997
600069941         8.000     .0425     7.958    07/01/2027  92449680                   $3,577.91                  09/01/1997
600069942         8.000     .0425     7.958    07/01/2027  92449682                   $2,434.10         3        09/01/1997
600069943         8.000     .0425     7.958    07/01/2027  92449683                   $1,791.02                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP            BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE           TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------          -------
600069930       360     .00      .00        .00        .000        .250         .293        $  739,000.00    N
600069931       360     .00      .00        .00        .000        .250         .293        $  284,751.00    N
600069932       360     .00      .00        .00        .000        .250         .293        $  315,000.00    N
600069933       360     .00      .00        .00        .000        .250         .293        $1,050,000.00    N
600069934       360     .00      .00        .00        .000        .250         .293        $  405,000.00    N
600069935       360     .00      .00        .00        .000        .250         .293        $  335,000.00    N
600069936       360     .00      .00        .00        .000        .250         .293        $  380,000.00    N
600069937       360     .00      .00        .00        .000        .250         .293        $  335,000.00    N
600069938       360     .00      .00        .00        .000        .250         .293        $  375,000.00    N
600069939       360     .00      .00        .00        .000        .250         .293        $  178,000.00    N
600069940       360     .00      .00        .00        .000        .250         .293        $  315,000.00    N
600069941       360     .00      .00        .00        .000        .250         .293        $  635,000.00    N
600069942       360     .00      .00        .00        .000        .250         .293        $  360,000.00    N
600069943       360     .00      .00        .00        .000        .250         .293        $  298,000.00    N

 (vlegal.ace v1.4)                                                    Page    56
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #       BORROWER                STREET ADDRESS             CITY              STATE    ZIP       BALANCE        RATE     FEE
------       --------------------    --------------------       ---------------   -----   -----    -----------    --------  -----
600069944    BRIX                    53 DUNFRIES TERRACE        SAN RAFAEL        CA      94901    $595,237.29    8.250     .250
600069945    SCHMIDT                 10 GIRARD AVENUE           SAUSALITO         CA      94965    $431,447.17    8.250     .250
600069946    PIPONNIAN               6229 ELMQUIST AVENUE       WHITTIER          CA      90601    $296,619.93    8.250     .250
600069947    DESILVA                 830 GREYSTONE COURT        GILROY            CA      95020    $317,377.20    8.250     .250
600069948    CHOP/EMERY              37547 2ND STREET           FREMONT           CA      94536    $233,658.23    8.250     .250
600069949    SWANSON                 4346 MANCHESTER AVENUE     ENCINITAS         CA      92024    $299,616.08    8.250     .250
600069950    BENAK                   JUNIPERO AVENUE 3RD NORTH  CARMEL            CA      93921    $387,503.48    8.250     .250
600069951    RICKER/TANGUAY          2321 FAIRHAVEN DRIVE       HOLLISTER         CA      95023    $212,864.18    8.250     .250
600069952    LONG                    1759 CLARY WAY             PETALUMA          CA      94954    $240,499.62    8.375     .250
600069953    PEARSON                 2357 ROUNDHILL DRIVE       ALAMO             CA      94507    $415,481.06    8.375     .250
600069954    COOK                    1 TUSCANY COURT            SCOTTS VALLEY     CA      95066    $271,411.00    8.375     .250
600069955    HAYASHI                 247 VIA BANDOLERO          ARROYO GRANDE     CA      93420    $403,496.03    8.375     .250
600069956    REEDY                   16015 WOODBRIDGE COURT     TRUCKEE           CA      96161    $287,640.73    8.375     .250
600069957    MCCORMICK               11837 SOUTHWEST RIVERWOOD  PORTLAND          OR      97219    $614,232.83    8.375     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600069944         8.000     .0425     7.958    07/01/2027  92449686                   $4,477.55                  09/01/1997
600069945         8.000     .0425     7.958    07/01/2027  92449688                   $3,245.47                  09/01/1997
600069946         8.000     .0425     7.958    07/01/2027  92449689                   $2,231.26         2        09/01/1997
600069947         8.000     .0425     7.958    07/01/2027  92449690                   $2,387.90         2        09/01/1997
600069948         8.000     .0425     7.958    07/01/2027  92449691                   $1,757.96                  09/01/1997
600069949         8.000     .0425     7.958    07/01/2027  92449693                   $2,253.80                  09/01/1997
600069950         8.000     .0425     7.958    07/01/2027  92449695                   $2,914.91                  09/01/1997
600069951         8.000     .0425     7.958    08/01/2027  92449696                   $1,600.20                  09/01/1997
600069952         8.125     .0425     8.083    07/01/2027  9249705                    $1,830.25                  09/01/1997
600069953         8.125     .0425     8.083    07/01/2027  92449706                   $3,161.90                  09/01/1997
600069954         8.125     .0425     8.083    07/01/2027  92449707                   $2,065.50         2        09/01/1997
600069955         8.125     .0425     8.083    07/01/2027  92449709                   $3,070.69                  09/01/1997
600069956         8.125     .0425     8.083    07/01/2027  92449710                   $2,189.01                  09/01/1997
600069957         8.125     .0425     8.083    07/01/2027  92449711                   $4,674.44                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600069944       360     .00      .00        .00        .000        .250         .293        $745,000.00    N
600069945       360     .00      .00        .00        .000        .250         .293        $540,000.00    N
600069946       360     .00      .00        .00        .000        .250         .293        $330,000.00    N
600069947       360     .00      .00        .00        .000        .250         .293        $353,202.00    N
600069948       360     .00      .00        .00        .000        .250         .293        $299,000.00    N
600069949       360     .00      .00        .00        .000        .250         .293        $430,000.00    N
600069950       360     .00      .00        .00        .000        .250         .293        $485,000.00    N
600069951       360     .00      .00        .00        .000        .250         .293        $266,288.00    N
600069952       360     .00      .00        .00        .000        .250         .293        $301,000.00    N
600069953       360     .00      .00        .00        .000        .250         .293        $520,000.00    N
600069954       360     .00      .00        .00        .000        .250         .293        $302,000.00    N
600069955       360     .00      .00        .00        .000        .250         .293        $505,000.00    N
600069956       360     .00      .00        .00        .000        .250         .293        $360,000.00    N
600069957       360     .00      .00        .00        .000        .250         .293        $892,000.00    N

 (vlegal.ace v1.4)                                                    Page    57
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #       BORROWER                STREET ADDRESS             CITY              STATE    ZIP       BALANCE        RATE     FEE
------       --------------------    --------------------       ---------------   -----   -----    -----------    --------  -----
600069958    WOLF                    MONTE VERDE, 3 SE OF 10TH  CARMEL            CA      93923    $555,306.42    8.375     .250
600069959    GOUGH                   27 MOUNTAIN VIEW AVENUE    MILL VALLEY       CA      94941    $404,494.79    8.375     .250
600069960    VECCHIONE               6617 BONNY DOON ROAD       SANTA CRUZ        CA      95060    $405,094.04    8.375     .250
600069961    MCLAUGHLIN              11518 EUCALYPTUS HILLS DR  LAKESIDE          ME      92040    $236,204.98    8.375     .250
600069962    LIU                     14075 LOMA RIO DRIVE       SARATOGA          CA      95070    $471,411.21    8.375     .250
600069963    DIBENEDETTO             232 HOT SPRINGS ROAD       SANTA BARBARA     CA      93108    $443,446.13    8.375     .250
600069964    ALTAMIRANO              301 LORRAINE BOULEVARD     LOS ANGELES       CA      90020    $434,471.09    8.500     .250
600069965    GLYNN                   1075 JACOBSEN LANE         PETALUMA          CA      94954    $561,816.05    8.500     .250
600069967    POURAT/SEDDIGH          4103 ROMA COURT            LOS ANGELES       CA      90292    $649,209.67    8.500     .250
600069968    KRONER                  537 WESTOVER LANE          PLEASANT HILL     CA      94523    $261,041.77    8.500     .250
600069969    KESHMIRI                4748 TOUCHSTONE TERRACE    FREMONT           CA      94555    $230,569.31    8.500     .250
600069970    RONQUILLO               1632 14TH AVENUE           SAN FRANCISCO     CA      94122    $516,870.76    8.500     .250
600069971    UNGERMANN               120 CORONET AVENUE         MILL VALLEY       CA      94941    $404,507.56    8.500     .250
600069972    MORTON                  39167 MANZANITA ROAD       BASS LAKE         CA      93604    $400,225.16    8.625     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600069958         8.125     .0425     8.083    07/01/2027  92449712                   $4,226.00                  09/01/1997
600069959         8.125     .0425     8.083    07/01/2027  92449713                   $3,078.29                  09/01/1997
600069960         8.125     .0425     8.083    07/01/2027  92449714                   $3,082.85                  09/01/1997
600069961         8.125     .0425     8.083    07/01/2027  92449717                   $1,797.57         2        09/01/1997
600069962         8.125     .0425     8.083    07/01/2027  92449718                   $3,587.54                  09/01/1997
600069963         8.125     .0425     8.083    07/01/2027  92449719                   $3,374.72                  09/01/1997
600069964         8.250     .0425     8.208    07/01/2027  92449721                   $3,344.77                  09/01/1997
600069965         8.250     .0425     8.208    07/01/2027  92449723                   $4,325.14                  09/01/1997
600069967         8.250     .0425     8.208    07/01/2027  92449725                   $4,997.94                  09/01/1997
600069968         8.250     .0425     8.208    08/01/2027  92449726                   $2,008.40         3        09/01/1997
600069969         8.250     .0425     8.208    07/01/2027  92449729                   $1,775.04         3        09/01/1997
600069970         8.250     .0425     8.208    07/01/2027  92449730                   $3,979.13                  09/01/1997
600069971         8.250     .0425     8.208    07/01/2027  92449732                   $3,114.10                  09/01/1997
600069972         8.375     .0425     8.333    07/01/2027  92449733                   $3,116.60                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600069958       360     .00      .00        .00        .000        .250         .293        $695,000.00    N
600069959       360     .00      .00        .00        .000        .250         .293        $560,000.00    N
600069960       360     .00      .00        .00        .000        .250         .293        $507,000.00    N
600069961       360     .00      .00        .00        .000        .250         .293        $250,000.00    N
600069962       360     .00      .00        .00        .000        .250         .293        $590,000.00    N
600069963       360     .00      .00        .00        .000        .250         .293        $555,000.00    N
600069964       360     .00      .00        .00        .000        .250         .293        $580,000.00    N
600069965       360     .00      .00        .00        .000        .250         .293        $750,000.00    N
600069967       360     .00      .00        .00        .000        .250         .293        $995,000.00    N
600069968       360     .00      .00        .00        .000        .250         .293        $274,950.00    N
600069969       360     .00      .00        .00        .000        .250         .293        $243,000.00    N
600069970       360     .00      .00        .00        .000        .250         .293        $690,000.00    N
600069971       360     .00      .00        .00        .000        .250         .293        $605,000.00    N
600069972       360     .00      .00        .00        .000        .250         .293        $616,500.00    N

 (vlegal.ace v1.4)                                                    Page    58
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #       BORROWER                STREET ADDRESS             CITY              STATE    ZIP       BALANCE        RATE     FEE
------       --------------------    --------------------       ---------------   -----   -----    -----------    --------  -----
600069973    SANDEFUR/BARRON         1932 JEFFERSON STREET      SAN FRANCISCO     CA      94123    $431,488.07    8.625     .250
600069974    DEL CARLO               131 MEADOWBROOK DRIVE      LOS GATOS         CA      95032    $259,192.50    8.625     .250
600069975    SMITH                   29136 CRAGS DRIVE          AGOURA HILLS AR   CA      91301    $456,957.84    8.625     .250
600069976    COLONNA                 6902 DERBY CIRCLE          HUNTINGTON BEAC   CA      92648    $510,294.56    8.625     .250
600069978    LUCIANI                 143 AVENIDA PATERO DEL OR  SAN CLEMENTE      CA      92672    $419,502.28    8.625     .250
600069979    STODDART                1900 MYRTLE ISLAND DRIVE   LAS VEGAS         NV      89117    $593,965.51    8.750     .250
600069980    SHINE                   605 SOUTH ROSSMORE AVENUE  LOS ANGELES       CA      90005    $649,249.34    8.750     .250
600069981    TATUM                   1007 SOUTH GRETNA GREEN W  LOS ANGELES       CA      90049    $419,514.96    8.750     .250
600069982    VU                      7954 RACOON HOLLOW COURT   PLEASANTON        CA      94588    $522,895.42    8.750     .250
600069983    TALIA/COTE              24 RUSSELL DRIVE           HAMILTON          MT      59840    $409,162.23    8.750     .250
600069984    YOUNG                   20461 ELFIN FOREST ROAD    ESCONDIDO         CA      92029    $451,477.99    8.750     .250
600069985    JONES                   20253 LA PALOMA AVENUE     SARATOGA          CA      95070    $475,450.29    8.750     .250
600069986    FORTSON                 1534 CALMAR COURT          LOS ANGELES       CA      90024    $518,814.51    8.875     .250
600069987    BALDI                   20054 BIG ROCK DRIVE       MALIBU            CA      90265    $649,268.51    8.875     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600069973         8.375     .0425     8.333    07/01/2027  92449734                   $3,360.05                  09/01/1997
600069974         8.375     .0425     8.333    07/01/2027  92449735                   $2,018.36                  09/01/1997
600069975         8.375     .0425     8.333    07/01/2027  92449736                   $3,558.39                  09/01/1997
600069976         8.375     .0425     8.333    07/01/2027  92449737                   $3,973.73                  09/01/1997
600069978         8.375     .0425     8.333    07/01/2027  92449739                   $3,266.72                  09/01/1997
600069979         8.500     .0425     8.458    06/01/2027  92449740                   $4,680.87                  09/01/1997
600069980         8.500     .0425     8.458    07/01/2027  92449741                   $5,113.55                  09/01/1997
600069981         8.500     .0425     8.458    07/01/2027  92449810                   $3,304.14                  09/01/1997
600069982         8.500     .0425     8.458    07/01/2027  92449811                   $4,118.38                  09/01/1997
600069983         8.500     .0425     8.458    07/01/2027  92449812                   $3,225.47                  09/01/1997
600069984         8.500     .0425     8.458    07/01/2027  92449815                   $3,555.89                  09/01/1997
600069985         8.500     .0425     8.458    07/01/2027  92449819                   $3,744.69                  09/01/1997
600069986         8.625     .0425     8.583    06/01/2027  92449823                   $4,137.35                  09/01/1997
600069987         8.625     .0425     8.583    07/01/2027  92449825                   $5,171.69                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600069973       360     .00      .00        .00        .000        .250         .293        $  540,000.00    N
600069974       360     .00      .00        .00        .000        .250         .293        $  360,000.00    N
600069975       360     .00      .00        .00        .000        .250         .293        $  610,000.00    N
600069976       360     .00      .00        .00        .000        .250         .293        $  681,233.00    N
600069978       360     .00      .00        .00        .000        .250         .293        $  525,000.00    N
600069979       360     .00      .00        .00        .000        .250         .293        $  850,000.00    N
600069980       360     .00      .00        .00        .000        .250         .293        $1,369,000.00    N
600069981       360     .00      .00        .00        .000        .250         .293        $  525,000.00    N
600069982       360     .00      .00        .00        .000        .250         .293        $  698,000.00    N
600069983       360     .00      .00        .00        .000        .250         .293        $  730,000.00    N
600069984       360     .00      .00        .00        .000        .250         .293        $  565,000.00    N
600069985       360     .00      .00        .00        .000        .250         .293        $  595,000.00    N
600069986       360     .00      .00        .00        .000        .250         .293        $  650,000.00    N
600069987       360     .00      .00        .00        .000        .250         .293        $  925,000.00    N

 (vlegal.ace v1.4)                                                    Page    59
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #       BORROWER                STREET ADDRESS             CITY              STATE    ZIP       BALANCE        RATE     FEE
------       --------------------    --------------------       ---------------   -----   -----    -----------    --------  -----
600069988    LEE                     1215 EAST LYNN STREET      SEATTLE           WA      98102    $449,237.56    8.875     .250
600069989    JACOBY                  53 LARCHWOOD LANE          LAKESIDE          MT      59922    $489,448.57    8.875     .250
600069990    YOUNT                   28405 NORTH 66TH STREET    CAVE CREEK        AZ      85331    $431,268.04    8.875     .250
600069991    OLYAIE                  1244 TOLTECA COURT         FREMONT           CA      94539    $558,552.04    8.875     .250
600069992    KELLEY/HICKS            2 AVENIDA FARRALONE        STINSON BEACH     CA      94970    $449,493.58    8.875     .250
600069993    ACHESON/ROBERTO         8655 JUANITA DRIVE NORTHE  KIRKLAND          WA      98034    $647,969.97    8.875     .250
600069995    HINDS                   1373 MONUMENT STREET       LOS ANGELES       CA      90272    $706,831.09    9.000     .250
600069996    BLECKER/BLECKER         504-506 HUGO STREET        SAN FRANCISCO     CA      94122    $423,535.06    9.000     .250
600070000    RYAN                    6701 EAST MOCKINGBIRD LAN  PARADISE VALLEY   AZ      85253    $479,487.18    9.125     .250
600070001    WILKINS                 345 MANZANITA AVENUE       PALO ALTO         CA      94306    $469,243.92    9.125     .250
600070005    CALABRESE               17070 RANCHO STREET        LOS ANGELES       CA      91316    $600,624.19    9.250     .250
600070062    PICKEL/PICHEY           3 ETON WAY                 MILL VALLEY       CA      94941    $301,781.42    7.625     .250
600070063    COY                     1150 GRAND TETON DRIVE     PACIFICA          CA      94044    $255,814.72    7.625     .250
600070064    POORE                   60 WOOD LANE               FAIRFAX           CA      94930    $267,810.85    7.750     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600069988         8.625     .0425     8.583    06/01/2027  92449826                   $3,580.40                  09/01/1997
600069989         8.625     .0425     8.583    07/01/2027  92449828                   $3,898.66                  09/01/1997
600069990         8.625     .0425     8.583    06/01/2027  92449830                   $3,437.19                  09/01/1997
600069991         8.625     .0425     8.583    06/01/2027  92449831                   $4,451.63                  09/01/1997
600069992         8.625     .0425     8.583    07/01/2027  92449838                   $3,580.40                  09/01/1997
600069993         8.625     .0425     8.583    07/01/2027  92449840                   $5,161.35                  09/01/1997
600069995         8.750     .0425     8.708    06/01/2027  92449846                   $5,696.73                  09/01/1997
600069996         8.750     .0425     8.708    07/01/2027  92449849                   $3,411.60                  09/01/1997
600070000         8.875     .0425     8.833    07/01/2027  92449857                   $3,905.44                  09/01/1997
600070001         8.875     .0425     8.833    06/01/2027  92449859                   $3,824.08                  09/01/1997
600070005         9.000     .0425     8.958    07/01/2027  92449875                   $4,946.34                  09/01/1997
600070062         7.375     .0425     7.333    08/01/2027  92449502                   $2,137.54                  09/01/1997
600070063         7.375     .0425     7.333    08/01/2027  92449505                   $1,811.95                  09/01/1997
600070064         7.500     .0425     7.458    08/01/2027  92449506                   $1,919.98                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600069988       360     .00      .00        .00        .000        .250         .293        $650,000.00    N
600069989       360     .00      .00        .00        .000        .250         .293        $680,000.00    N
600069990       360     .00      .00        .00        .000        .250         .293        $540,000.00    N
600069991       360     .00      .00        .00        .000        .250         .293        $746,000.00    N
600069992       360     .00      .00        .00        .000        .250         .293        $600,000.00    N
600069993       360     .00      .00        .00        .000        .250         .293        $989,850.00    N
600069995       360     .00      .00        .00        .000        .250         .293        $885,000.00    N
600069996       360     .00      .00        .00        .000        .250         .293        $530,000.00    N
600070000       360     .00      .00        .00        .000        .250         .293        $835,000.00    N
600070001       360     .00      .00        .00        .000        .250         .293        $588,000.00    N
600070005       360     .00      .00        .00        .000        .250         .293        $925,000.00    N
600070062       360     .00      .00        .00        .000        .250         .293        $625,000.00    N
600070063       360     .00      .00        .00        .000        .250         .293        $320,000.00    N
600070064       360     .00      .00        .00        .000        .250         .293        $335,000.00    N

 (vlegal.ace v1.4)                                                    Page    60
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600070065     FILPPU                   3621 RAMONA CIRCLE       PALO ALTO         CA      94306    $359,745.92    7.750     .250
600070066     MILLER                   25 CLAREMONT AVENUE      WATSONVILLE       CA      95076    $159,887.07    7.750     .250
600070067     KIM                      17240 COPPER HILL DRIVE  MORGAN HILL       CA      95037    $327,768.50    7.750     .250
600070068     PETERS                   19984 CHAPARRAL CIRCLE   PENN VALLEY       CA      95946    $244,827.08    7.750     .250
600070069     FORTMANN                 20 GAZELLE ROAD          RENO              NV      89511    $374,735.33    7.750     .250
600070070     PRIESTHECK               679 ST. CLAIRE DRIVE     PALO ALTO         CA      94306    $639,548.29    7.750     .250
600070071     ZWIRNER                  16 AVICHI KNOLL DRIVE    NOVATO            CA      94947    $309,781.20    7.750     .250
600070072     BLAZQUEZ                 15 STONINGTON POINTE     ALAMEDA           CA      94502    $294,192.21    7.750     .250
600070073     STEELE                   571 SUMMIT DRIVE         REDWOOD CITY      CA      94062    $504,652.46    7.875     .250
600070074     HEINEN                   14001 JUNE WAY           SARATOGA          CA      95070    $649,552.68    7.875     .250
600070075     EPSTEIN/KAPLAN           3655 LONGRIDGE AVENUE    LOS ANGELES       CA      91423    $574,604.29    7.875     .250
600070076     O'KRENT                  454 SOUTH CAMDEN DRIVE   BEVERLY HILLS     CA      90212    $574,004.70    7.875     .250
600070077     STATON                   574 WELLINGTON DRIVE     SAN CARLOS        CA      94070    $346,040.13    7.875     .250
600070078     FREUND/EVERINGH          247 SAUSALITO STREET     CORTE MADERA      CA      94925    $223,046.40    7.875     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600070065         7.500     .0425     7.458    08/01/2027  92449534                   $2,579.08                  09/01/1997
600070066         7.500     .0425     7.458    08/01/2027  92449542                   $1,146.26                  09/01/1997
600070067         7.500     .0425     7.458    08/01/2027  92449544                   $2,349.83                  09/01/1997
600070068         7.500     .0425     7.458    08/01/2027  92449549                   $1,755.21                  09/01/1997
600070069         7.500     .0425     7.458    08/01/2027  92449552                   $2,686.55                  09/01/1997
600070070         7.500     .0425     7.458    08/01/2027  92449553                   $4,585.04                  09/01/1997
600070071         7.500     .0425     7.458    08/01/2027  92449556                   $2,220.88                  09/01/1997
600070072         7.500     .0425     7.458    08/01/2027  92449557                   $2,109.12                  09/01/1997
600070073         7.625     .0425     7.583    08/01/2027  92449564                   $3,661.60                  09/01/1997
600070074         7.625     .0425     7.583    08/01/2027  92449591                   $4,712.95                  09/01/1997
600070075         7.625     .0425     7.583    08/01/2027  92449594                   $4,169.15                  09/01/1997
600070076         7.625     .0425     7.583    08/01/2027  92449595                   $4,164.80                  09/01/1997
600070077         7.625     .0425     7.583    08/01/2027  92449600                   $2,523.24                  09/01/1997
600070078         7.625     .0425     7.583    08/01/2027  92449601                   $1,618.35                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600070065       360     .00      .00        .00        .000        .250         .293        $450,000.00    N
600070066       360     .00      .00        .00        .000        .250         .293        $200,000.00    N
600070067       360     .00      .00        .00        .000        .250         .293        $410,000.00    N
600070068       360     .00      .00        .00        .000        .250         .293        $425,000.00    N
600070069       360     .00      .00        .00        .000        .250         .293        $509,965.00    N
600070070       360     .00      .00        .00        .000        .250         .293        $800,000.00    N
600070071       360     .00      .00        .00        .000        .250         .293        $428,000.00    N
600070072       360     .00      .00        .00        .000        .250         .293        $368,000.00    N
600070073       360     .00      .00        .00        .000        .250         .293        $670,000.00    N
600070074       360     .00      .00        .00        .000        .250         .293        $879,000.00    N
600070075       360     .00      .00        .00        .000        .250         .293        $975,000.00    N
600070076       360     .00      .00        .00        .000        .250         .293        $718,000.00    N
600070077       360     .00      .00        .00        .000        .250         .293        $438,500.00    N
600070078       360     .00      .00        .00        .000        .250         .293        $279,000.00    N

 (vlegal.ace v1.4)                                                    Page    61
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600070079     NAGLE                    5207 ROUND MEADOW ROAD   HIDDEN HILLS      CA      91302    $636,172.85    8.000     .250
600070080     BRADLEY                  2542 HARTFORD STREET     SAN DIEGO         CA      92110    $171,884.59    8.000     .250
600070081     BUTLER/FRAZITA           170 ELM ROAD             BOLINAS           CA      94924    $195,868.49    8.000     .250
600070082     VICKERS                  13 STONE COURT           SAN ANSELMO       CA      94960    $299,798.71    8.000     .250
600070083     DOAN/COPELAND            12605 EL CAMINO REAL #A  SAN DIEGO         CA      92130    $218,253.46    8.000     .250
600070084     HIMMELHEBER              450 BURNING TREE COURT   HALF MOON BAY     CA      94019    $264,326.98    8.125     .250
600070085     BALL/HOLSINGER           21170 FELIPA ROAD        YORBA LINDA       CA      92887    $254,233.59    8.125     .250
600070086     SCHIKORE                 309 KUCK LANE            PETALUMA          CA      94952    $381,750.12    8.125     .250
600070087     BRENNAN                  6 KENILWORTH COURT       NOVATO            CA      94945    $481,684.70    8.125     .250
600070088     HARNISH/DUMAS            3342 SPRINGHILL ROAD     LAFAYETTE         CA      94549    $272,825.92    8.250     .250
600070089     LACRO                    2665 GLEN HARDY COURT    SAN JOSE          CA      95148    $257,835.48    8.250     .250
600070090     GALANTER                 298 KILLDEER COURT       FOSTER CITY       CA      94404    $283,818.90    8.250     .250
600070092     LANUZA                   1000 MONTICELLO ROAD     NAPA              CA      94558    $464,703.49    8.250     .250
600070093     HANSEN                   7136 TERN PLACE          CARLSBAD          CA      92009    $228,354.30    8.250     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600070079         7.750     .0425     7.708    08/01/2027  92449614                   $4,671.15                  09/01/1997
600070080         7.750     .0425     7.708    08/01/2027  92449624                   $1,262.08                  09/01/1997
600070081         7.750     .0425     7.708    08/01/2027  92449634                   $1,438.18                  09/01/1997
600070082         7.750     .0425     7.708    08/01/2027  92449637                   $2,201.29                  09/01/1997
600070083         7.750     .0425     7.708    08/01/2027  92449638                   $1,602.54       12         09/01/1997
600070084         7.875     .0425     7.833    08/01/2027  92449659                   $1,963.91                  09/01/1997
600070085         7.875     .0425     7.833    08/01/2027  92449664                   $1,888.91                  09/01/1997
600070086         7.875     .0425     7.833    08/01/2027  92449668                   $2,836.34                  09/01/1997
600070087         7.875     .0425     7.833    08/01/2027  92449669                   $3,578.84                  09/01/1997
600070088         8.000     .0425     7.958    08/01/2027  92449681                   $2,050.96                  09/01/1997
600070089         8.000     .0425     7.958    08/01/2027  92449685                   $1,938.27                  09/01/1997
600070090         8.000     .0425     7.958    08/01/2027  92449698                   $2,133.60                  09/01/1997
600070092         8.000     .0425     7.958    08/01/2027  92449701                   $3,493.39                  09/01/1997
600070093         8.000     .0425     7.958    08/01/2027  92449702                   $1,716.64                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600070079       360     .00      .00        .00        .000        .250         .293        $800,000.00    N
600070080       360     .00      .00        .00        .000        .250         .293        $215,000.00    N
600070081       360     .00      .00        .00        .000        .250         .293        $245,000.00    N
600070082       360     .00      .00        .00        .000        .250         .293        $375,000.00    N
600070083       360     .00      .00        .00        .000        .250         .293        $229,900.00    N
600070084       360     .00      .00        .00        .000        .250         .293        $355,000.00    N
600070085       360     .00      .00        .00        .000        .250         .293        $318,000.00    N
600070086       360     .00      .00        .00        .000        .250         .293        $540,000.00    N
600070087       360     .00      .00        .00        .000        .250         .293        $650,000.00    N
600070088       360     .00      .00        .00        .000        .250         .293        $341,250.00    N
600070089       360     .00      .00        .00        .000        .250         .293        $354,000.00    N
600070090       360     .00      .00        .00        .000        .250         .293        $355,000.00    N
600070092       360     .00      .00        .00        .000        .250         .293        $780,000.00    N
600070093       360     .00      .00        .00        .000        .250         .293        $520,000.00    N

 (vlegal.ace v1.4)                                                    Page    62
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                     SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS            CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------      ---------------   -----   -----    -----------    --------  -----
600070094     BEAUFORT                 425 HELIOTROPE AVENUE     NEWPORT BEACH     CA      92625    $287,316.67    8.250     .250
600070095     SKELLY                   215 GRAY SQUIRREL COURT   WINCHESTER        OR      97495    $235,053.81    8.375     .250
600070096     LOW/LAM                  1224 ROANOKE ROAD         SAN MARINO        CA      91108    $575,641.98    8.375     .250
600070097     HOLMASON                 19708 NORTHWEST GILLIHAN  PORTLAND          OR      97231    $419,745.56    8.500     .250
600070099     LIM                      2828 OAK KNOLL DRIVE      DIAMOND BAR       CA      91765    $719,585.76    8.750     .250
600070100     HSU/CHANG                20165 MILJEVICH DRIVE     SARATOGA          CA      95070    $586,920.78    8.875     .250
600070746     EMERSON, II  PAUL G      550 W. SUNSET             REDLANDS          CA      92373    $630,813.27    8.375     .250
600070747     REEVES  TARON            8770 PETITE CRE           ROSEVILLE         CA      95661    $431,167.89    8.250     .250
600070748     LEARY  MICHAEL           2 SYCAMORE CANY           DOVE CANYON ARE   CA      92679    $257,789.67    8.125     .250
600070749     SCHUMACHER  MARK P.      4405 SHARPS ROA           RENO              NV      89509    $649,168.19    8.250     .250
600070750     BOHLENDER  JERRY         10188 WELD COUN           FORT LUPTON       CO      80621    $254,673.68    8.250     .250
600070751     HOANG  HOANG             7121 GENTLE OAK           AUSTIN            TX      78749    $160,245.86    8.375     .250
600070752     YARES-COLLINS  KRISTINE  2162 LITTLE CED           KINGWOOD          TX      77339    $ 74,216.39    8.875     .250
600070753     PARNELL  CHRISTIAN       1060 LIGHTHOUSE           CARLSBAD          CA      92009    $223,377.99    8.375     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600070094         8.000     .0425     7.958    08/01/2027  92449703                   $2,159.89                  09/01/1997
600070095         8.125     .0425     8.083    08/01/2027  92449704                   $1,787.69                  09/01/1997
600070096         8.125     .0425     8.083    08/01/2027  92449720                   $4,378.02                  09/01/1997
600070097         8.250     .0425     8.208    08/01/2027  92449731                   $3,229.44                  09/01/1997
600070099         8.500     .0425     8.458    08/01/2027  92449822                   $5,664.24                  09/01/1997
600070100         8.625     .0425     8.583    08/01/2027  92449841                   $4,672.42                  09/01/1997
600070746         8.125     .0425     8.083    06/01/2027  1061043                    $4,803.66                  09/01/1997
600070747         8.000     .0425     7.958    06/01/2027  1093996                    $3,245.48                  09/01/1997
600070748         7.875     .0425     7.833    06/01/2027  1096197                    $1,917.87                  09/01/1997
600070749         8.000     .0425     7.958    07/01/2027  1099670                    $4,883.23                  09/01/1997
600070750         8.000     .0425     7.958    07/01/2027  1103506                    $1,915.73                  09/01/1997
600070751         8.125     .0425     8.083    06/01/2027  1108182                    $1,222.58                  09/01/1997
600070752         8.625     .0425     8.583    07/01/2027  1110451                    $  591.16                  09/01/1997
600070753         8.125     .0425     8.083    06/01/2027  1111145                    $1,702.56                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600070094       360     .00      .00        .00        .000        .250         .293        $364,000.00    N
600070095       360     .00      .00        .00        .000        .250         .293        $294,000.00    N
600070096       360     .00      .00        .00        .000        .250         .293        $720,000.00    N
600070097       360     .00      .00        .00        .000        .250         .293        $600,000.00    N
600070099       360     .00      .00        .00        .000        .250         .293        $900,000.00    N
600070100       360     .00      .00        .00        .000        .250         .293        $783,000.00    N
600070746       360     .00      .00        .00        .000        .250         .293        $790,000.00    N
600070747       360     .00      .00        .00        .000        .250         .293        $540,000.00    N
600070748       360     .00      .00        .00        .000        .250         .293        $322,900.00    N
600070749       360     .00      .00        .00        .000        .250         .293        $900,000.00    N
600070750       360     .00      .00        .00        .000        .250         .293        $435,000.00    N
600070751       360     .00      .00        .00        .000        .250         .293        $201,075.00    N
600070752       360     .00      .00        .00        .000        .250         .293        $ 92,900.00    N
600070753       360     .00      .00        .00        .000        .250         .293        $320,000.00    N

 (vlegal.ace v1.4)                                                    Page    63
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600070754     WIDJAJA  SOEDIRMAN       9412 PEARLSTONE          AUSTIN            TX      78717    $189,833.64    8.250     .250
600070755     McCORMICK  SEAN          4312 VERANO DRI          CARPINTERIA       CA      93013    $196,420.94    8.250     .250
600070756     LIM  SANDY               1001 ISLAND DRI          ALAMEDA           CA      94502    $190,156.35    8.250     .250
600070757     MORGAN  BARRY            3468 BRIARGROVE          DALLAS            TX      75287    $123,238.00    8.125     .250
600070758     PLATTNER  JOHN           4212 MOCHA TRAI          AUSTIN            TX      78728    $ 93,916.81    7.750     .250
600070759     EPPS  JAMES              7107 MEADOWLAKE          DALLAS            TX      75214    $298,807.23    8.125     .250
600070760     ROMAN  TERRY             4078 OAK CREST           TUCKER            GA      30084    $117,772.72    8.250     .250
600070761     MEGLIN  ALLEN            1912 ASHBROOK D          WILMINGTON        NC      28403    $498,976.80    8.000     .250
600070762     LIVINGSTON  DAVID        45753 STANFORD           FREMONT           CA      94539    $550,195.00    8.250     .250
600070763     DURANTE  DENNIS          17404 CANVAS ST          SANTA CLARITA     CA      91351    $223,518.64    8.250     .250
600070764     BLODGETT  DENNIS         357 LA CASA VIA          WALNUT CREEK      CA      94595    $648,230.90    8.625     .250
600070765     THABIT  FUAD             11744 BLOOMINGT          DUBLIN            CA      94568    $235,545.42    8.250     .250
600070766     BARNES  ROBERT           1461 HANOVER WE          ATLANTA           GA      30327    $249,081.30    7.875     .250
600070767     CULLINANE  GARRETT       6616 WINTERWOOD          DALLAS            TX      75248    $103,794.52    8.125     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600070754         8.000     .0425     7.958    06/01/2027  1114719                    $1,428.91                  09/01/1997
600070755         8.000     .0425     7.958    06/01/2027  1115757                    $1,478.49                  09/01/1997
600070756         8.000     .0425     7.958    07/01/2027  1118314                    $1,430.41                  09/01/1997
600070757         7.875     .0425     7.833    07/01/2027  1119593                    $  916.25                  09/01/1997
600070758         7.500     .0425     7.458    07/01/2027  1119676                    $  673.79                  09/01/1997
600070759         7.875     .0425     7.833    07/01/2027  1120088                    $2,221.56                  09/01/1997
600070760         8.000     .0425     7.958    06/01/2027  1120682                    $  886.49                  09/01/1997
600070761         7.750     .0425     7.708    06/01/2027  1122167                    $3,668.82                  09/01/1997
600070762         8.000     .0425     7.958    07/01/2027  1122472                    $4,138.73                  09/01/1997
600070763         8.000     .0425     7.958    06/01/2027  1124247                    $1,682.46                  09/01/1997
600070764         8.375     .0425     8.333    07/01/2027  1125764                    $5,047.86                  09/01/1997
600070765         8.000     .0425     7.958    06/01/2027  1126002                    $1,772.99                  09/01/1997
600070766         7.625     .0425     7.583    06/01/2027  1126630                    $1,809.77                  09/01/1997
600070767         7.875     .0425     7.833    06/01/2027  1126762                    $  772.20                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600070754       360     .00      .00        .00        .000        .250         .293        $237,750.00    N
600070755       360     .00      .00        .00        .000        .250         .293        $246,000.00    N
600070756       360     .00      .00        .00        .000        .250         .293        $238,000.00    N
600070757       360     .00      .00        .00        .000        .250         .293        $154,251.00    N
600070758       360     .00      .00        .00        .000        .250         .293        $117,579.00    N
600070759       360     .00      .00        .00        .000        .250         .293        $375,000.00    N
600070760       360     .00      .00        .00        .000        .250         .293        $147,500.00    N
600070761       360     .00      .00        .00        .000        .250         .293        $630,000.00    N
600070762       360     .00      .00        .00        .000        .250         .293        $688,647.00    N
600070763       360     .00      .00        .00        .000        .250         .293        $279,950.00    N
600070764       360     .00      .00        .00        .000        .250         .293        $875,000.00    N
600070765       360     .00      .00        .00        .000        .250         .293        $295,000.00    N
600070766       360     .00      .00        .00        .000        .250         .293        $312,000.00    N
600070767       360     .00      .00        .00        .000        .250         .293        $130,000.00    N

 (vlegal.ace v1.4)                                                    Page    64
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600070768     LOVE  JONN               5706 SPRING LOD          KINGWOOD          TX      77345    $108,664.27    8.375     .250
600070769     GIELISSEN  A.            1317 EAST BELLE          LITTLETON         CO      80121    $299,450.91    8.500     .250
600070770     FLEMING  JAMES           4307 ECHO FALLS          KINGWOOD          TX      77345    $120,972.42    8.375     .250
600070771     PADGHAM  DAVID           5 RUNNINGBROOK           IRVINE            CA      92620    $278,533.90    8.125     .250
600070773     COSME  EDGARDO           3270 LAMA AVENU          LONG BEACH        CA      90808    $211,748.78    8.625     .250
600070774     MCKISSICK  JAMES         16347 FLINT RUN          SUGAR LAND        TX      77478    $ 55,926.49    8.125     .250
600070775     WILKINS  DAVID           2416 GINNY WAY           LAFAYETTE         CO      80026    $249,654.79    7.875     .250
600070776     CHILDRESS  RICHARD       586 MEADOWRUN S          THOUSAND OAKS     CA      91360    $315,574.52    8.000     .250
600070777     HERMANSON, II  DONALD    17228 WEST MOUN          SANTA CLARITA     CA      91351    $211,707.24    7.875     .250
600070778     BROOKE  GARY             6992 SOUTHSIDE           HOLLISTER         CA      95023    $265,268.43    8.375     .250
600070779     LEWIS  JANIS             6377 GLADIOLA C          ARVADA            CO      80004    $194,723.86    7.750     .250
600070780     RITCHIE  LANCE           11951 ARROYO AV          SANTA ANA         CA      92705    $296,610.12    8.125     .250
600070781     ZINGERMAN  JOEL          1712 CATALPA RO          CARLSBAD          CA      92009    $223,698.40    8.000     .250
600070782     ALIABADI  SAEED          1637 HAVEMEYER           REDONDO BEACH     CA      90278    $159,805.46    8.500     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600070768         8.125     .0425     8.083    07/01/2027  1127224                    $  826.96                  09/01/1997
600070769         8.250     .0425     8.208    06/01/2027  1127562                    $2,306.74                  09/01/1997
600070770         8.125     .0425     8.083    06/01/2027  1130269                    $  921.21                  09/01/1997
600070771         7.875     .0425     7.833    07/01/2027  1136860                    $2,070.82                  09/01/1997
600070773         8.375     .0425     8.333    07/01/2027  1150317                    $1,648.91                  09/01/1997
600070774         7.875     .0425     7.833    07/01/2027  1151216                    $  415.80                  09/01/1997
600070775         7.625     .0425     7.583    07/01/2027  1153386                    $1,812.67                  09/01/1997
600070776         7.750     .0425     7.708    07/01/2027  1157254                    $2,318.70                  09/01/1997
600070777         7.625     .0425     7.583    07/01/2027  1157726                    $1,537.15                  09/01/1997
600070778         8.125     .0425     8.083    07/01/2027  1158138                    $2,018.75                  09/01/1997
600070779         7.500     .0425     7.458    07/01/2027  1160910                    $1,397.00                  09/01/1997
600070780         7.875     .0425     7.833    07/01/2027  1163120                    $2,205.22        14        09/01/1997
600070781         7.750     .0425     7.708    07/01/2027  1163179                    $1,643.63                  09/01/1997
600070782         8.250     .0425     8.208    07/01/2027  1163385                    $1,230.26                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600070768       360     .00      .00        .00        .000        .250         .293        $136,000.00    N
600070769       360     .00      .00        .00        .000        .250         .293        $450,000.00    N
600070770       360     .00      .00        .00        .000        .250         .293        $151,500.00    N
600070771       360     .00      .00        .00        .000        .250         .293        $348,651.00    N
600070773       360     .00      .00        .00        .000        .250         .293        $265,000.00    N
600070774       360     .00      .00        .00        .000        .250         .293        $ 74,675.00    N
600070775       360     .00      .00        .00        .000        .250         .293        $409,977.00    N
600070776       360     .00      .00        .00        .000        .250         .293        $395,000.00    N
600070777       360     .00      .00        .00        .000        .250         .293        $265,000.00    N
600070778       360     .00      .00        .00        .000        .250         .293        $332,000.00    N
600070779       360     .00      .00        .00        .000        .250         .293        $265,000.00    N
600070780       360     .00      .00        .00        .000        .250         .293        $330,000.00    N
600070781       360     .00      .00        .00        .000        .250         .293        $280,000.00    N
600070782       360     .00      .00        .00        .000        .250         .293        $200,000.00    N

 (vlegal.ace v1.4)                                                    Page    65
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600070783     BROWN  JOSEPH            1542 BOYLE AVEN          ESCONDIDO         CA      92027    $141,609.07    8.000     .250
600070784     TALBOT  KEVIN            51 SHADY VISTA           ROLLING HILLS E   CA      90274    $529,625.94    7.750     .250
600070785     HAMILTON  GERALD         8 CARNOUSTIE WA          COTO DE CAZA AR   CA      92679    $327,679.99    8.000     .250
600070786     HASSEN  ROBERT W         7685 EUCALYPTUS          ANAHEIM           CA      92807    $262,823.53    8.000     .250
600070787     MANDELL  GARY            960 SUNSET AVEN          LOS ANGELES       CA      90291    $194,744.02    8.125     .250
600070788     BOWLEY  JOHN             6617 SWEETZER W          LAS VEGAS         NV      89108    $103,770.38    8.375     .250
600070789     BOOTH  MICHAEL           8541 LONDON LAN          CONIFER           CO      80433    $121,452.14    8.500     .250
600070790     MCDEVITT  MICHAEL        92 VALLEY VIEW           BAILEY            CO      80421    $ 95,795.08    8.250     .250
600070791     EVERETT  WILLIAM         1268 BLUE HERON          HITCHCOCK         TX      77563    $ 57,925.79    8.250     .250
600070792     FUNK  JAMES              215 & 215 1/2 T          SEAL BEACH        CA      90740    $381,498.55    8.125     .250
600070793     CARMEAN  LARRY           4821 KENNETH AV          FAIR OAKS         CA      95628    $323,603.84    8.500     .250
600070794     RICAUD  ROBERT           201 CHIMNEY CRO          HENDERSONVILLE    NC      28739    $254,697.82    8.625     .250
600070795     KENNEY  KEVIN            3509 DIAMOND PO          FLOWER MOUND      TX      75028    $182,072.59    8.375     .250
600070796     TOWER  WILLIAM           627 OAKBEND DRI          COPPELL           TX      75019    $183,645.57    8.250     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600070783         7.750     .0425     7.708    07/01/2027  1164508                    $1,040.48                  09/01/1997
600070784         7.500     .0425     7.458    08/01/2027  1167501                    $3,796.98                  09/01/1997
600070785         7.750     .0425     7.708    08/01/2027  1036052                    $2,406.01                  09/01/1997
600070786         7.750     .0425     7.708    08/01/2027  1061258                    $1,929.80                  09/01/1997
600070787         7.875     .0425     7.833    07/01/2027  1061308                    $1,447.87                  09/01/1997
600070788         8.125     .0425     8.083    07/01/2027  1066398                    $  789.72         7        09/01/1997
600070789         8.250     .0425     8.208    07/01/2027  1098136                    $  935.00                  09/01/1997
600070790         8.000     .0425     7.958    07/01/2027  1102821                    $  721.22                  09/01/1997
600070791         8.000     .0425     7.958    07/01/2027  1121144                    $  435.73                  09/01/1997
600070792         7.875     .0425     7.833    07/01/2027  1121821                    $2,836.34                  09/01/1997
600070793         8.250     .0425     8.208    08/01/2027  1123926                    $2,489.74                  09/01/1997
600070794         8.375     .0425     8.333    07/01/2027  1123942                    $1,983.36                  09/01/1997
600070795         8.125     .0425     8.083    07/01/2027  1124049                    $1,385.61                  09/01/1997
600070796         8.000     .0425     7.958    06/01/2027  1124163                    $1,382.33                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600070783       360     .00      .00        .00        .000        .250         .293        $177,250.00    N
600070784       360     .00      .00        .00        .000        .250         .293        $765,000.00    N
600070785       360     .00      .00        .00        .000        .250         .293        $409,900.00    N
600070786       360     .00      .00        .00        .000        .250         .293        $540,000.00    N
600070787       360     .00      .00        .00        .000        .250         .293        $300,000.00    N
600070788       360     .00      .00        .00        .000        .250         .293        $115,490.00    N
600070789       360     .00      .00        .00        .000        .250         .293        $152,000.00    N
600070790       360     .00      .00        .00        .000        .250         .293        $120,000.00    N
600070791       360     .00      .00        .00        .000        .250         .293        $118,000.00    N
600070792       360     .00      .00        .00        .000        .250         .293        $550,000.00    N
600070793       360     .00      .00        .00        .000        .250         .293        $410,000.00    N
600070794       360     .00      .00        .00        .000        .250         .293        $319,900.00    N
600070795       360     .00      .00        .00        .000        .250         .293        $227,878.00    N
600070796       360     .00      .00        .00        .000        .250         .293        $230,000.00    N

 (vlegal.ace v1.4)                                                    Page    66
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                     SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                  STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------      --------------------     ---------------   -----   -----    -----------    --------  -----
600070797     SCHREITMUELLER  JAMES     151 DANIEL DRIV          ALAMO             CA      94507    $349,574.43    8.500     .250
600070798     HSU  DAVID                684 FONTES DRIV          FREMONT           CA      94539    $299,625.76    8.375     .250
600070799     HEDGECOCK, TRU  S  ROGER  14111417 THOMA           SAN DIEGO         CA      92109    $395,444.99    8.375     .250
600070800     PFEIFFER  JOSEPH          3645 WINNER DRI          LAS VEGAS         NV      89120    $106,333.86    8.375     .250
600070801     WORTHINGTON  GEORGE       1343 BULLOCK LA          HOUSTON           TX      77055    $143,725.02    8.500     .250
600070802     HOLDER  RICHARD           447 30TH AVENUE          SAN FRANCISCO     CA      94121    $648,763.20    8.500     .250
600070803     FLOUNDERS  RODNEY         2547 CAMELOT CO          DULUTH            GA      30136    $ 72,813.61    8.625     .250
600070804     BEASLEY  ROBERT           10019 CIRCLEVIE          AUSTIN            TX      78733    $165,382.61    8.125     .250
600070805     BEAL  ALAN                9159 NORTH 115T          SCOTTSDALE        AZ      85259    $219,718.46    8.250     .250
600070806     HOWELL  DANIEL            8322 RIDPATH DR          LOS ANGELES       CA      90046    $159,001.12    8.375     .250
600070807     SHEMBERGER  KAYLOR        1358 WEST SANDP          GILBERT           AZ      85233    $327,790.85    8.250     .250
600070808     ELLING  EUGENE E.         8247 TUSCANY AV          LOS ANGELES       CA      90293    $243,598.49    8.375     .250
600070809     MARRINER  MARY C.         388  390 JASMI           LAGUNA BEACH      CA      92651    $374,748.38    8.000     .250
600070810     ABBOTT  LISA              3673 ISBEL LANE          VALLECITO         CA      95251    $ 38,843.70    8.625     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600070797         8.250     .0425     8.208    07/01/2027  1124205                    $2,691.20                  09/01/1997
600070798         8.125     .0425     8.083    07/01/2027  1124320                    $2,280.22                  09/01/1997
600070799         8.125     .0425     8.083    07/01/2027  1126101                    $3,040.29                  09/01/1997
600070800         8.125     .0425     8.083    08/01/2027  1126119                    $  808.72                  09/01/1997
600070801         8.250     .0425     8.208    07/01/2027  1126556                    $1,106.47                  09/01/1997
600070802         8.250     .0425     8.208    07/01/2027  1128271                    $4,997.55                  09/01/1997
600070803         8.375     .0425     8.333    07/01/2027  1129394                    $  567.01                  09/01/1997
600070804         7.875     .0425     7.833    07/01/2027  1129915                    $1,229.58                  09/01/1997
600070805         8.000     .0425     7.958    07/01/2027  1130368                    $1,652.79                  09/01/1997
600070806         8.125     .0425     8.083    08/01/2027  1130848                    $1,209.27                  09/01/1997
600070807         8.000     .0425     7.958    08/01/2027  1133198                    $2,464.15                  09/01/1997
600070808         8.125     .0425     8.083    08/01/2027  1135292                    $1,852.68                  09/01/1997
600070809         7.750     .0425     7.708    08/01/2027  1135631                    $2,751.62                  09/01/1997
600070810         8.375     .0425     8.333    06/01/2027  1136753                    $  302.66                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600070797       360     .00      .00        .00        .000        .250         .293        $546,000.00    N
600070798       360     .00      .00        .00        .000        .250         .293        $620,000.00    N
600070799       360     .00      .00        .00        .000        .250         .293        $800,000.00    N
600070800       360     .00      .00        .00        .000        .250         .293        $133,000.00    N
600070801       360     .00      .00        .00        .000        .250         .293        $179,900.00    N
600070802       360     .00      .00        .00        .000        .250         .293        $878,000.00    N
600070803       360     .00      .00        .00        .000        .250         .293        $ 91,150.00    N
600070804       360     .00      .00        .00        .000        .250         .293        $207,000.00    N
600070805       360     .00      .00        .00        .000        .250         .293        $276,000.00    N
600070806       360     .00      .00        .00        .000        .250         .293        $198,900.00    N
600070807       360     .00      .00        .00        .000        .250         .293        $410,000.00    N
600070808       360     .00      .00        .00        .000        .250         .293        $325,000.00    N
600070809       360     .00      .00        .00        .000        .250         .293        $575,000.00    N
600070810       360     .00      .00        .00        .000        .250         .293        $ 80,000.00    N

 (vlegal.ace v1.4)                                                    Page    67
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600070811     BLOOM  GINA              130 E. ADAMS ST          STOCKTON          CA      95204    $ 69,914.88    8.500     .250
600070812     DICKSON  HERBERT         4402 AVENUE D            AUSTIN            TX      78751    $ 67,394.71    8.375     .250
600070813     SCOFIELD  TIMOTHY        1914 HAWAII STR          WEST COVINA       CA      91792    $ 78,751.02    8.375     .250
600070814     GARG  TARSEM             44125 OWL PLACE          FREMONT           CA      94539    $379,501.17    8.125     .250
600070815     WU  RAYMOND              10611 E. ESTATE          CUPERTINO         CA      95014    $259,675.66    8.375     .250
600070816     O'DANIELS  PATRICK       154 BLUFF DRIVE          PISMO BEACH       CA      93449    $256,840.26    8.375     .250
600070817     HUNT  BEVERLY            982 WEST SARAGO          CHANDLER          AZ      85248    $ 89,893.35    8.625     .250
600070819     KOTTMANN  DIETER         1928 SEPTIEMBRE          EL PASO           TX      79935    $ 73,412.89    8.625     .250
600070820     GEDEON  WAYNE            2815 EAST MAPLE          LITTLETON         CO      80121    $ 86,894.23    8.500     .250
600070821     DURHAM  HAROLD           413 FOWZER STRE          TAYLOR            TX      76574    $ 38,354.50    8.625     .250
600070822     SINGH  VIKRAM            595 CALISTOGA C          FREMONT           CA      94536    $255,655.31    8.000     .250
600070823     HOFFMAN  JOSEPH          2824 MARLIN AVE          LAS VEGAS         NV      89101    $ 85,742.43    8.000     .250
600070824     DUNBAR  ARTHUR           603 HIGH DRIVE           LAGUNA BEACH      CA      92651    $451,450.42    8.500     .250
600070825     THOMPSON  TOMMY          3401 LOUIS DR.           PLANO             TX      75023    $178,571.20    8.250     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600070811         8.250     .0425     8.208    07/01/2027  1137371                    $  538.24                  09/01/1997
600070812         8.125     .0425     8.083    07/01/2027  1148469                    $  516.85                  09/01/1997
600070813         8.125     .0425     8.083    08/01/2027  1149566                    $  598.94        12        09/01/1997
600070814         7.875     .0425     7.833    07/01/2027  1149947                    $2,821.49                  09/01/1997
600070815         8.125     .0425     8.083    07/01/2027  1150226                    $1,976.19                  09/01/1997
600070816         8.125     .0425     8.083    08/01/2027  1150630                    $1,953.39                  09/01/1997
600070817         8.375     .0425     8.333    07/01/2027  1151893                    $  700.01                  09/01/1997
600070819         8.375     .0425     8.333    07/01/2027  1152875                    $  571.68                  09/01/1997
600070820         8.250     .0425     8.208    07/01/2027  1153352                    $  668.95                  09/01/1997
600070821         8.375     .0425     8.333    07/01/2027  1153576                    $  298.67                  09/01/1997
600070822         7.750     .0425     7.708    07/01/2027  1153816                    $1,878.44                  09/01/1997
600070823         7.750     .0425     7.708    08/01/2027  1153865                    $  629.57                  09/01/1997
600070824         8.250     .0425     8.208    07/01/2027  1153956                    $3,475.49                  09/01/1997
600070825         8.000     .0425     7.958    07/01/2027  1154186                    $1,343.26                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP            BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE           TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------          -------
600070811       360     .00      .00        .00        .000        .250         .293        $  110,000.00    N
600070812       360     .00      .00        .00        .000        .250         .293        $   85,000.00    N
600070813       360     .00      .00        .00        .000        .250         .293        $   88,000.00    N
600070814       360     .00      .00        .00        .000        .250         .293        $  585,000.00    N
600070815       360     .00      .00        .00        .000        .250         .293        $  479,000.00    N
600070816       360     .00      .00        .00        .000        .250         .293        $1,050,000.00    N
600070817       360     .00      .00        .00        .000        .250         .293        $  120,000.00    N
600070819       360     .00      .00        .00        .000        .250         .293        $   98,000.00    N
600070820       360     .00      .00        .00        .000        .250         .293        $  136,000.00    N
600070821       360     .00      .00        .00        .000        .250         .293        $   48,000.00    N
600070822       360     .00      .00        .00        .000        .250         .293        $  320,000.00    N
600070823       360     .00      .00        .00        .000        .250         .293        $  132,000.00    N
600070824       360     .00      .00        .00        .000        .250         .293        $  565,000.00    N
600070825       360     .00      .00        .00        .000        .250         .293        $  223,500.00    N

 (vlegal.ace v1.4)                                                    Page    68
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600070826     THERMOS  NICHOLAS        13911393 NEWTO           DENVER            CO      80204    $ 88,891.79    8.500     .250
600070827     PARLE  ROBERT            13925 BRIAR ROA          AZLE              TX      76020    $ 49,568.37    8.250     .250
600070828     IVORY  CYNTHIA           1221 BEDFORD LA          LEWISVILLE        TX      75067    $111,002.88    8.125     .250
600070829     TWILLEY  ROBERT          1780 BROOKSTONE          ACWORTH           GA      30101    $105,118.70    8.375     .250
600070830     COBB  CHARLES            5833 PLATEAU CO          FORT COLLINS      CO      80526    $169,787.14    8.375     .250
600070831     DUNN  DAVID              629 CRYSTAL COU          PLEASANTON        CA      94566    $249,671.83    8.125     .250
600070832     JOHNSON  JOSEPH          410 COPPERSTONE          COPPELL           TX      75019    $196,984.42    8.000     .250
600070834     WETTIG  S.               6509 CHARLESTON          COLLEYVILLE       TX      76034    $179,079.76    8.000     .250
600070835     WELLS  JEFFREY           6334 THORNHILL           OAKLAND           CA      94611    $237,687.58    8.125     .250
600070836     RITCHIE  DAVID           15901 RAVINE RO          LOS GATOS         CA      95030    $299,575.15    7.750     .250
600070837     BOLLINGER  DONALD        202 WESTRIDGE D          SANTA CLARA       CA      95050    $237,437.90    8.125     .250
600070838     KASTURI  SUBRAMANIAN     3357 LEIGH AVEN          SAN JOSE          CA      95124    $263,662.16    8.250     .250
600070839     SHAPPET  KENNETH         5 NORTH STONING          LAGUNA BEACH      CA      92677    $518,464.75    7.750     .250
600070840     MCKEE  DONALD            3505 SHERMAN DR          SCHERTZ           TX      78154    $106,790.76    7.500     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600070826         8.250     .0425     8.208    07/01/2027  1154871                    $  684.33                  09/01/1997
600070827         8.000     .0425     7.958    08/01/2027  1155118                    $  372.63                  09/01/1997
600070828         7.875     .0425     7.833    07/01/2027  1155217                    $  825.29                  09/01/1997
600070829         8.125     .0425     8.083    07/01/2027  1155480                    $  799.98                  09/01/1997
600070830         8.125     .0425     8.083    07/01/2027  1155654                    $1,292.12                  09/01/1997
600070831         7.875     .0425     7.833    07/01/2027  1155688                    $1,856.24                  09/01/1997
600070832         7.750     .0425     7.708    07/01/2027  1155746                    $1,447.35                  09/01/1997
600070834         7.750     .0425     7.708    08/01/2027  1155803                    $1,314.91                  09/01/1997
600070835         7.875     .0425     7.833    07/01/2027  1155894                    $1,767.14                  09/01/1997
600070836         7.500     .0425     7.458    07/01/2027  1155936                    $2,149.24                  09/01/1997
600070837         7.875     .0425     7.833    07/01/2027  1155977                    $1,765.29                  09/01/1997
600070838         8.000     .0425     7.958    07/01/2027  1156009                    $1,983.34                  09/01/1997
600070839         7.500     .0425     7.458    07/01/2027  1156033                    $3,719.61                  09/01/1997
600070840         7.250     .0425     7.208    07/01/2027  1156132                    $  747.81                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP            BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE           TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------          -------
600070826       360     .00      .00        .00        .000        .250         .293        $  137,000.00    N
600070827       360     .00      .00        .00        .000        .250         .293        $   62,000.00    N
600070828       360     .00      .00        .00        .000        .250         .293        $  138,945.00    N
600070829       360     .00      .00        .00        .000        .250         .293        $  173,000.00    N
600070830       360     .00      .00        .00        .000        .250         .293        $  310,000.00    N
600070831       360     .00      .00        .00        .000        .250         .293        $  515,000.00    N
600070832       360     .00      .00        .00        .000        .250         .293        $  246,566.00    N
600070834       360     .00      .00        .00        .000        .250         .293        $  224,000.00    N
600070835       360     .00      .00        .00        .000        .250         .293        $  310,000.00    N
600070836       360     .00      .00        .00        .000        .250         .293        $1,200,000.00    N
600070837       360     .00      .00        .00        .000        .250         .293        $  317,000.00    N
600070838       360     .00      .00        .00        .000        .250         .293        $  331,000.00    N
600070839       360     .00      .00        .00        .000        .250         .293        $  649,000.00    N
600070840       360     .00      .00        .00        .000        .250         .293        $  133,688.00    N

 (vlegal.ace v1.4)                                                    Page    69
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600070841     HARLOW  GAYLE            33 MARSH PLACE           OAKLAND           CA      94611    $374,760.88    8.250     .250
600070842     CHAN  PETER              128 POTOMAC DRI          LOS GATOS         CA      95032    $379,745.02    8.000     .250
600070843     KWANG  KIN               530 LOWER VINTN          FREMONT           CA      94539    $397,849.84    7.875     .250
600070844     JOHNSON  CARL            1900 PORT ROYAL          AUSTIN            TX      78746    $186,947.94    8.000     .250
600070845     MCDONALD  MY             15292 EAST HAMP          AURORA            CO      80014    $ 38,952.57    8.500     .250
600070846     VOGT  GEORGE             210 IVORY GULL           SAN MARCOS        CA      92069    $135,834.64    8.500     .250
600070848     SHAHID  SONIA            1792 COUNTRYWOO          WALNUT CREEK      CA      94598    $139,825.36    8.375     .250
600070849     MIZNER  CHRISTOPHER      7039 INDIAN PEA          BOULDER           CO      80301    $257,643.73    7.875     .250
600070850     MAO  JENNIFER            4341 MYERWOOD L          DALLAS            TX      75244    $156,694.79    8.000     .250
600070851     PEREZ, JR.  JUAN         10001 EAST NICA          TUCSON            AZ      85730    $ 85,897.93    8.500     .250
600070852     PEREZ, JR.  JUAN         4850 EAST COPPE          TUCSON            AZ      85712    $ 88,443.57    8.250     .250
600070853     NIEWEG  RONALD           7410 SINGING HI          BOULDER           CO      80301    $ 92,880.99    8.250     .250
600070854     GREEN  BOBBY             1233 SYLVAN DRI          ABILENE           TX      79605    $212,429.92    8.000     .250
600070855     BLODGET  BRANDON         2825 MAURICIA A          SANTA CLARA       CA      95051    $347,531.44    8.000     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600070841         8.000     .0425     7.958    08/01/2027  1156173                    $2,817.25                  09/01/1997
600070842         7.750     .0425     7.708    08/01/2027  1156215                    $2,788.31                  09/01/1997
600070843         7.625     .0425     7.583    07/01/2027  1156231                    $2,888.68                  09/01/1997
600070844         7.750     .0425     7.708    07/01/2027  1156314                    $1,373.61                  09/01/1997
600070845         8.250     .0425     8.208    07/01/2027  1156678                    $  299.88                  09/01/1997
600070846         8.250     .0425     8.208    07/01/2027  1156702                    $1,045.72                  09/01/1997
600070848         8.125     .0425     8.083    07/01/2027  1157510                    $1,064.10                  09/01/1997
600070849         7.625     .0425     7.583    07/01/2027  1157676                    $1,870.68                  09/01/1997
600070850         7.750     .0425     7.708    08/01/2027  1157783                    $1,150.54                  09/01/1997
600070851         8.250     .0425     8.208    08/01/2027  1157809                    $  660.88         7        09/01/1997
600070852         8.000     .0425     7.958    08/01/2027  1157874                    $  664.87                  09/01/1997
600070853         8.000     .0425     7.958    07/01/2027  1157932                    $  698.68                  09/01/1997
600070854         7.750     .0425     7.708    07/01/2027  1158377                    $1,566.59                  09/01/1997
600070855         7.750     .0425     7.708    07/01/2027  1158450                    $2,553.50                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600070841       360     .00      .00        .00        .000        .250         .293        $500,000.00    N
600070842       360     .00      .00        .00        .000        .250         .293        $483,000.00    N
600070843       360     .00      .00        .00        .000        .250         .293        $670,000.00    N
600070844       360     .00      .00        .00        .000        .250         .293        $234,000.00    N
600070845       360     .00      .00        .00        .000        .250         .293        $ 52,000.00    N
600070846       360     .00      .00        .00        .000        .250         .293        $170,000.00    N
600070848       360     .00      .00        .00        .000        .250         .293        $175,000.00    N
600070849       360     .00      .00        .00        .000        .250         .293        $322,500.00    N
600070850       360     .00      .00        .00        .000        .250         .293        $196,000.00    N
600070851       360     .00      .00        .00        .000        .250         .293        $ 95,500.00    N
600070852       360     .00      .00        .00        .000        .250         .293        $118,000.00    N
600070853       360     .00      .00        .00        .000        .250         .293        $125,000.00    N
600070854       360     .00      .00        .00        .000        .250         .293        $270,000.00    N
600070855       360     .00      .00        .00        .000        .250         .293        $435,000.00    N

 (vlegal.ace v1.4)                                                    Page    70
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600070856     NASH  DANIEL             14250 SARATOGA           SARATOGA          CA      95070    $351,537.92    8.125     .250
600070857     GUTSIN  MYRNA            756 HALE DRIVE           ALPINE            CA      91901    $274,665.64    8.500     .250
600070858     RUGGLES  GRIFF           559 NORTH CAHUE          LOS ANGELES       CA      90004    $279,650.72    8.375     .250
600070859     LUCIER  MAC              6821 EAST HALIF          MESA              AZ      85207    $ 84,893.97    8.375     .250
600070860     REBELLON  CLARA          6108 & 6108 1/2          VAN NUYS          CA      91401    $ 24,966.34    8.000     .250
600070861     O'NEILL  HUGH            518 MONICA DR            GARLAND           TX      75041    $ 38,202.28    8.375     .250
600070862     CHEN  HSIAO              520 WASHINGTON           FREMONT           CA      94539    $ 89,878.82    8.000     .250
600070863     HESS  HARTMUT            8100 VICKSBURG           LOS ANGELES       CA      90045    $165,770.77    7.875     .250
600070864     GUTZKE  CECILIA          11153 WEST CALE          LITTLETON         CO      80127    $110,362.16    8.375     .250
600070865     REYNOLDS  SCOTT          2201 MOSS TRAIL          MESQUITE          TX      75044    $132,634.33    8.375     .250
600070866     JIANG  HENRY             32313233 CABRI           SAN FRANCISCO     CA      94121    $277,126.36    8.000     .250
600070867     MATTERN  INGRID          15342 MAHAN COU          MOORPARK          CA      93021    $113,418.49    8.125     .250
600070868     MITCHELL  AUSTIN         #6 BROOK ARBOR           MANSFIELD         TX      76063    $103,637.18    8.500     .250
600070869     GANZ  MARGARET           1240 EAST CHARL          PHOENIX           AZ      85022    $103,435.67    8.375     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600070856         7.875     .0425     7.833    07/01/2027  1158468                    $2,613.59                  09/01/1997
600070857         8.250     .0425     8.208    07/01/2027  1158575                    $2,114.51                  09/01/1997
600070858         8.125     .0425     8.083    07/01/2027  1159037                    $2,128.20                  09/01/1997
600070859         8.125     .0425     8.083    07/01/2027  1159078                    $  646.06                  09/01/1997
600070860         7.750     .0425     7.708    07/01/2027  1159235                    $  183.44                  09/01/1997
600070861         8.125     .0425     8.083    07/01/2027  1159243                    $  290.73                  09/01/1997
600070862         7.750     .0425     7.708    07/01/2027  1159508                    $  660.39                  09/01/1997
600070863         7.625     .0425     7.583    07/01/2027  1159649                    $1,203.62                  09/01/1997
600070864         8.125     .0425     8.083    07/01/2027  1159805                    $  839.88                  09/01/1997
600070865         8.125     .0425     8.083    07/01/2027  1159896                    $1,009.38                  09/01/1997
600070866         7.750     .0425     7.708    07/01/2027  1160027                    $2,036.20                  09/01/1997
600070867         7.875     .0425     7.833    08/01/2027  1160043                    $  842.73                  09/01/1997
600070868         8.250     .0425     8.208    08/01/2027  1160118                    $  797.36                  09/01/1997
600070869         8.125     .0425     8.083    08/01/2027  1160225                    $  786.67                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600070856       360     .00      .00        .00        .000        .250         .293        $440,000.00    N
600070857       360     .00      .00        .00        .000        .250         .293        $345,000.00    N
600070858       360     .00      .00        .00        .000        .250         .293        $350,000.00    N
600070859       360     .00      .00        .00        .000        .250         .293        $131,000.00    N
600070860       360     .00      .00        .00        .000        .250         .293        $155,000.00    N
600070861       360     .00      .00        .00        .000        .250         .293        $ 51,000.00    N
600070862       360     .00      .00        .00        .000        .250         .293        $210,000.00    N
600070863       360     .00      .00        .00        .000        .250         .293        $395,000.00    N
600070864       360     .00      .00        .00        .000        .250         .293        $185,000.00    N
600070865       360     .00      .00        .00        .000        .250         .293        $166,000.00    N
600070866       360     .00      .00        .00        .000        .250         .293        $370,000.00    N
600070867       360     .00      .00        .00        .000        .250         .293        $188,500.00    N
600070868       360     .00      .00        .00        .000        .250         .293        $146,000.00    N
600070869       360     .00      .00        .00        .000        .250         .293        $138,000.00    N

 (vlegal.ace v1.4)                                                    Page    71
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600070870     MASON  ORIS              4970 WESTOVER P          SAN DIEGO         CA      92102    $101,807.59    8.375     .250
600070871     HART  MIKE               1252 SIMEON PLA          ESCONDIDO         CA      92029    $267,657.05    8.250     .250
600070872     HUDSON  THOMAS           2240 BENSON AVE          CAMBRIA           CA      93428    $247,657.54    7.875     .250
600070873     NESHEIWAT  NASIM         2617 EAST PALAD          ANAHEIM           CA      92806    $136,423.63    8.000     .250
600070874     TA  TIEN                 691 MERLOT DRIV          FREMONT           CA      94539    $271,322.40    8.125     .250
600070875     WILLIAMS  JOHN           204 NORWOOD WES          GEORGETOWN        TX      78628    $147,565.68    8.375     .250
600070876     ALLEN  ALLISON           4208 BELLVUE AV          AUSTIN            TX      78756    $102,225.56    8.500     .250
600070877     HALL  KAREN              2956 GLENCOE ST          DENVER            CO      80207    $ 76,402.10    8.250     .250
600070878     JOBLIN  MONIA            4001 OCEAN FRON          MARINA DEL REY    CA      90292    $349,752.98    7.750     .250
600070879     FORD, JR.  HARVEY        3813 BENT BROOK          ROUND ROCK        TX      78664    $195,729.33    7.875     .250
600070880     WALDRON  WILLIAM         1017 ROCKEFELLE          ALLEN             TX      75002    $115,124.64    8.125     .250
600070881     BAULER  TIMOTHY          2406 CURTIS AVE          REDONDO BEACH     CA      90278    $279,659.54    8.500     .250
600070882     PETERS  CHRISTOPHER      6836 PEAR TREE           CARLSBAD          CA      92009    $109,124.29    8.375     .250
600070883     FORTE  THOMAS            1045 HUMBOLDT S          DENVER            CO      80218    $248,645.36    8.375     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600070870         8.125     .0425     8.083    07/01/2027  1160233                    $  775.27                  09/01/1997
600070871         8.000     .0425     7.958    07/01/2027  1160357                    $2,013.39                  09/01/1997
600070872         7.625     .0425     7.583    07/01/2027  1160589                    $1,798.17                  09/01/1997
600070873         7.750     .0425     7.708    08/01/2027  1160829                    $1,012.60                  09/01/1997
600070874         7.875     .0425     7.833    08/01/2027  1160852                    $2,015.88                  09/01/1997
600070875         8.125     .0425     8.083    07/01/2027  1160894                    $1,123.01                  09/01/1997
600070876         8.250     .0425     8.208    07/01/2027  1160993                    $  786.98                  09/01/1997
600070877         8.000     .0425     7.958    07/01/2027  1161066                    $  574.72        12        09/01/1997
600070878         7.500     .0425     7.458    08/01/2027  1161124                    $2,507.44                  09/01/1997
600070879         7.625     .0425     7.583    07/01/2027  1161140                    $1,421.14                  09/01/1997
600070880         7.875     .0425     7.833    08/01/2027  1161306                    $  855.36                  09/01/1997
600070881         8.250     .0425     8.208    07/01/2027  1161421                    $2,152.96                  09/01/1997
600070882         8.125     .0425     8.083    08/01/2027  1161496                    $  836.08                  09/01/1997
600070883         8.125     .0425     8.083    08/01/2027  1161520                    $1,891.06                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600070870       360     .00      .00        .00        .000        .250         .293        $150,000.00    N
600070871       360     .00      .00        .00        .000        .250         .293        $335,000.00    N
600070872       360     .00      .00        .00        .000        .250         .293        $310,000.00    N
600070873       360     .00      .00        .00        .000        .250         .293        $199,000.00    N
600070874       360     .00      .00        .00        .000        .250         .293        $340,000.00    N
600070875       360     .00      .00        .00        .000        .250         .293        $197,000.00    N
600070876       360     .00      .00        .00        .000        .250         .293        $136,500.00    N
600070877       360     .00      .00        .00        .000        .250         .293        $ 85,000.00    N
600070878       360     .00      .00        .00        .000        .250         .293        $700,000.00    N
600070879       360     .00      .00        .00        .000        .250         .293        $245,000.00    N
600070880       360     .00      .00        .00        .000        .250         .293        $144,000.00    N
600070881       360     .00      .00        .00        .000        .250         .293        $440,000.00    N
600070882       360     .00      .00        .00        .000        .250         .293        $165,000.00    N
600070883       360     .00      .00        .00        .000        .250         .293        $430,000.00    N

 (vlegal.ace v1.4)                                                    Page    72
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600070884     KISHABA  CRAIG           7812 CEDAR LAKE          SAN DIEGO         CA      92119    $207,612.12    7.875     .250
600070885     ERLINGER  CARL           4440 COTTONWOOD          THORNTON          CO      80241    $122,650.68    8.500     .250
600070886     CHAFFIN  TOM             20907 A NIMITZ           LAGO VISTA        TX      78645    $102,930.89    8.000     .250
600070887     OLSON  DANIAL            2841 HIGHRIDGE           LA CRESCENTA AR   CA      91214    $289,790.11    7.625     .250
600070888     KOTLYAREVSKY  VADIM      23720 WEST PARK          CALABASAS         CA      91302    $397,219.45    7.750     .250
600070889     DAVIS  MYRA              3425 BEECHWOOD           COLORADO SPRING   CO      80918    $ 86,688.92    8.250     .250
600070890     KOECHER  J.              3520 PECAN PARK          FLOWER MOUND      TX      75028    $197,685.95    8.000     .250
600070891     HENNESSEY  JANICE        320 EMERALD COV          WILMINGTON        NC      28403    $ 59,925.16    8.375     .250
600070892     BUSH  MARTHA             2549 EAST MERCE          PHOENIX           AZ      85028    $143,831.16    8.375     .250
600070893     THOMSON  DEBRA           6597 SOUTH NIAG          ENGLEWOOD         CO      80111    $ 59,867.07    8.000     .250
600070894     TUTTLE  BRADLEY          8506 BRUNS DRIV          FORT COLLINS      CO      80525    $230,888.71    8.000     .250
600070895     HESSEL  RANDA            123 PINTO DRIVE          BOULDER           CO      80302    $283,499.77    7.750     .250
600070896     PEARSON  MARK            885 RIM CREST D          WESTLAKE VILLAG   CA      91361    $274,929.33    8.000     .250
600070897     SHEN  CHUN               5137 RENAISSANC          SAN DIEGO         CA      92122    $247,690.63    8.375     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600070884         7.625     .0425     7.583    07/01/2027  1161553                    $1,508.14         1        09/01/1997
600070885         8.250     .0425     8.208    07/01/2027  1161645                    $  944.23                  09/01/1997
600070886         7.750     .0425     7.708    08/01/2027  1161728                    $  755.78                  09/01/1997
600070887         7.375     .0425     7.333    08/01/2027  1162023                    $2,052.60                  09/01/1997
600070888         7.500     .0425     7.458    08/01/2027  1162304                    $2,847.74                  09/01/1997
600070889         8.000     .0425     7.958    07/01/2027  1162429                    $  652.10                  09/01/1997
600070890         7.750     .0425     7.708    07/01/2027  1162452                    $1,452.85                  09/01/1997
600070891         8.125     .0425     8.083    07/01/2027  1162544                    $  456.04                  09/01/1997
600070892         8.125     .0425     8.083    08/01/2027  1162684                    $1,094.50                  09/01/1997
600070893         7.750     .0425     7.708    07/01/2027  1162700                    $  440.26                  09/01/1997
600070894         7.750     .0425     7.708    07/01/2027  1162759                    $1,696.46                  09/01/1997
600070895         7.500     .0425     7.458    08/01/2027  1162916                    $2,032.46                  09/01/1997
600070896         7.750     .0425     7.708    07/01/2027  1163443                    $2,020.05                  09/01/1997
600070897         8.125     .0425     8.083    07/01/2027  1163609                    $1,884.98                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600070884       360     .00      .00        .00        .000        .250         .293        $242,000.00    N
600070885       360     .00      .00        .00        .000        .250         .293        $153,500.00    N
600070886       360     .00      .00        .00        .000        .250         .293        $128,750.00    N
600070887       360     .00      .00        .00        .000        .250         .293        $420,000.00    N
600070888       360     .00      .00        .00        .000        .250         .293        $530,000.00    N
600070889       360     .00      .00        .00        .000        .250         .293        $108,500.00    N
600070890       360     .00      .00        .00        .000        .250         .293        $247,500.00    N
600070891       360     .00      .00        .00        .000        .250         .293        $ 97,900.00    N
600070892       360     .00      .00        .00        .000        .250         .293        $180,000.00    N
600070893       360     .00      .00        .00        .000        .250         .293        $180,000.00    N
600070894       360     .00      .00        .00        .000        .250         .293        $289,000.00    N
600070895       360     .00      .00        .00        .000        .250         .293        $410,000.00    N
600070896       360     .00      .00        .00        .000        .250         .293        $393,300.00    N
600070897       360     .00      .00        .00        .000        .250         .293        $310,000.00    N

 (vlegal.ace v1.4)                                                    Page    73
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600070898     EPSHTEYN  ROLAND         11108D VALLEY            DALLAS            TX      75238    $ 31,010.45    8.375     .250
600070900     SCOTT  SUSAN             309 REDWOOD DRI          PASADENA          CA      91105    $177,766.35    8.125     .250
600070901     VAN GUNDY  TODD          1705 E ALAMEDA           DENVER            CO      80209    $164,788.85    8.250     .250
600070902     MELENDEZ  JACQUELINE     110 3RD AVENUE           CHULA VISTA       CA      91910    $122,325.85    8.500     .250
600070903     VUOLO  BRIAN             1561 EAST GLENO          GLENDALE          CA      91206    $255,019.89    7.750     .250
600070904     SPECHT  PATRICIA         1416 EDLEWEISS           ALLEN             TX      75002    $ 71,510.69    8.375     .250
600070905     RODRIGUEZ  GUSSTAVO      9507 NORTH CREE          AUSTIN            TX      78753    $ 43,417.75    7.500     .250
600070906     KRUEGER  MARTINA         519 CORONA STRE          DENVER            CO      80218    $113,853.09    8.500     .250
600070907     GRUENER-ADKINS  DEBORAH  509 SOUTH GRIFF          BURBANK           CA      91506    $104,934.73    8.375     .250
600070908     VOLCHOK  SUSAN           816 SUNSTONE ST          WESTLAKE VILLAG   CA      91362    $ 69,953.03    8.000     .250
600070909     ONG  PETER               2484 39TH AVENU          SAN FRANCISCO     CA      94116    $249,827.96    7.875     .250
600070910     THURLOW  WILLIAM         1316 HARDISTY R          BEDFORD           TX      76021    $223,833.76    7.500     .250
600070912     DAVIS  TOM               923 SIERRA DRIV          MESQUITE          TX      75149    $ 36,855.13    8.500     .250
600070913     COOKSEY  GEORGE          3105 SUNNY MEAD          DALWORTHINGTON    TX      76016    $183,764.53    8.250     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600070898         8.125     .0425     8.083    07/01/2027  1163666                    $  236.76                  09/01/1997
600070900         7.875     .0425     7.833    07/01/2027  1164086                    $1,321.64                  09/01/1997
600070901         8.000     .0425     7.958    07/01/2027  1164219                    $1,239.59                  09/01/1997
600070902         8.250     .0425     8.208    08/01/2027  1164334                    $  941.15                  09/01/1997
600070903         7.500     .0425     7.458    08/01/2027  1164391                    $1,828.28                  09/01/1997
600070904         8.125     .0425     8.083    07/01/2027  1164433                    $  544.21                  09/01/1997
600070905         7.250     .0425     7.208    08/01/2027  1164821                    $  303.81                  09/01/1997
600070906         8.250     .0425     8.208    07/01/2027  1164946                    $  884.25                  09/01/1997
600070907         8.125     .0425     8.083    08/01/2027  1165497                    $  798.08                  09/01/1997
600070908         7.750     .0425     7.708    08/01/2027  1165521                    $  513.64                  09/01/1997
600070909         7.625     .0425     7.583    08/01/2027  1165646                    $1,812.67                  09/01/1997
600070910         7.250     .0425     7.208    08/01/2027  1165794                    $1,566.24                  09/01/1997
600070912         8.250     .0425     8.208    07/01/2027  1166065                    $  283.73         2        09/01/1997
600070913         8.000     .0425     7.958    07/01/2027  1166131                    $1,382.33                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600070898       360     .00      .00        .00        .000        .250         .293        $ 44,500.00    N
600070900       360     .00      .00        .00        .000        .250         .293        $222,500.00    N
600070901       360     .00      .00        .00        .000        .250         .293        $220,000.00    N
600070902       360     .00      .00        .00        .000        .250         .293        $153,000.00    N
600070903       360     .00      .00        .00        .000        .250         .293        $319,000.00    N
600070904       360     .00      .00        .00        .000        .250         .293        $ 90,000.00    N
600070905       360     .00      .00        .00        .000        .250         .293        $ 73,000.00    N
600070906       360     .00      .00        .00        .000        .250         .293        $150,000.00    N
600070907       360     .00      .00        .00        .000        .250         .293        $192,000.00    N
600070908       360     .00      .00        .00        .000        .250         .293        $245,000.00    N
600070909       360     .00      .00        .00        .000        .250         .293        $455,000.00    N
600070910       360     .00      .00        .00        .000        .250         .293        $280,000.00    N
600070912       360     .00      .00        .00        .000        .250         .293        $ 41,000.00    N
600070913       360     .00      .00        .00        .000        .250         .293        $230,000.00    N

 (vlegal.ace v1.4)                                                    Page    74
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                      SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                   STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------       --------------------     ---------------   -----   -----    -----------    --------  -----
600070914     HEDRICK  STEPHAN           3226 CORNWALL D          GLENDALE          CA      91201    $255,823.82    7.875     .250
600070915     MOEN  JULIE                2627 GIANELLI L          ESCONDIDO         CA      92029    $153,792.65    8.000     .250
600070916     O'NEAL  KENNETH            32203222 CLAIR           SAN DIEGO         CA      92117    $ 89,944.06    8.375     .250
600070917     LARSON  LANCE              184 HIGHWAY 173          LAKE ARROWHEAD    CA      92352    $131,835.33    8.375     .250
600070918     MIRANDA-GONZAL  E  BERTHA  5873 WHEELHOUSE          AGOURA HILLS      CA      91301    $220,651.85    8.000     .250
600070919     HOOD  DAVID                11104 AERIE COV          AUSTIN            TX      78759    $121,916.05    7.875     .250
600070920     WITHEE  DAN                5558 SHOREVIEW           RANCHO PALOS VE   CA      90275    $333,370.42    7.875     .250
600070921     BUNDY  CHUN                24929 ALICANTE           CALABASAS         CA      91302    $435,707.46    8.000     .250
600070922     WARD  JO-ANN               2114 CURTIS AVE          REDONDO BEACH     CA      90278    $338,939.20    8.375     .250
600070923     LYNN  BRYAN                2325 CHACE COUR          PLANO             TX      75023    $103,937.00    8.500     .250
600070924     RINGWALD  LOUISE           111 WEST LOS OL          SANTA BARBARA     CA      93101    $218,867.33    8.500     .250
600070925     FOX  KENNETH               203 GRANT STREE          HUACHUCA CITY     AZ      85616    $ 45,169.67    8.000     .250
600070926     COLEMAN  COLLEEN           2504 CREEKHAVEN          FLOWER MOUND      TX      75028    $103,786.18    7.875     .250
600070927     KWON  KYUNG                1016 RUBERTA AV          GLENDALE          CA      91201    $133,760.19    8.000     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600070914         7.625     .0425     7.583    08/01/2027  1166305                    $1,856.18                  09/01/1997
600070915         7.750     .0425     7.708    07/01/2027  1166461                    $1,130.00                  09/01/1997
600070916         8.125     .0425     8.083    08/01/2027  1166511                    $  684.07                  09/01/1997
600070917         8.125     .0425     8.083    07/01/2027  1166669                    $1,003.30                  09/01/1997
600070918         7.750     .0425     7.708    08/01/2027  1167097                    $1,620.15                  09/01/1997
600070919         7.625     .0425     7.583    08/01/2027  1167378                    $  884.58                  09/01/1997
600070920         7.625     .0425     7.583    08/01/2027  1167550                    $2,418.83                  09/01/1997
600070921         7.750     .0425     7.708    08/01/2027  1167584                    $3,199.21                  09/01/1997
600070922         8.125     .0425     8.083    08/01/2027  1167626                    $2,577.78         1        09/01/1997
600070923         8.250     .0425     8.208    08/01/2027  1168012                    $  799.67                  09/01/1997
600070924         8.250     .0425     8.208    08/01/2027  1168368                    $1,683.92                  09/01/1997
600070925         7.750     .0425     7.708    08/01/2027  1169549                    $  331.66                  09/01/1997
600070926         7.625     .0425     7.583    08/01/2027  1169556                    $  753.71                  09/01/1997
600070927         7.750     .0425     7.708    08/01/2027  1169580                    $  982.14                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600070914       360     .00      .00        .00        .000        .250         .293        $320,000.00    N
600070915       360     .00      .00        .00        .000        .250         .293        $213,000.00    N
600070916       360     .00      .00        .00        .000        .250         .293        $195,000.00    N
600070917       360     .00      .00        .00        .000        .250         .293        $165,000.00    N
600070918       360     .00      .00        .00        .000        .250         .293        $276,000.00    N
600070919       360     .00      .00        .00        .000        .250         .293        $152,500.00    N
600070920       360     .00      .00        .00        .000        .250         .293        $417,000.00    N
600070921       360     .00      .00        .00        .000        .250         .293        $545,000.00    N
600070922       360     .00      .00        .00        .000        .250         .293        $357,000.00    N
600070923       360     .00      .00        .00        .000        .250         .293        $130,000.00    N
600070924       360     .00      .00        .00        .000        .250         .293        $292,000.00    N
600070925       360     .00      .00        .00        .000        .250         .293        $ 66,000.00    N
600070926       360     .00      .00        .00        .000        .250         .293        $129,990.00    N
600070927       360     .00      .00        .00        .000        .250         .293        $178,500.00    N

 (vlegal.ace v1.4)                                                    Page    75
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                     SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                STREET ADDRESS             CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------    --------------------       ---------------   -----   -----    -----------    --------  -----
600073499     UEDA                    801 OCEAN DRIVE            HERMOSA BEACH     CA      90254    $294,986.34    7.625     .250
600073500     KISH                    1877 SERPENTINE DRIVE      UNION CITY        CA      94587    $241,225.29    7.625     .250
600073501     TOGNO                   2007 CAMPBELL AVENUE       THOUSAND OAKS     CA      91360    $267,806.03    7.625     .250
600073502     CODOMO                  5226 NORTHWEST VILLAGE PA  ISSAQUAH          WA      98027    $286,292.64    7.625     .250
600073503     BASCH                   1018 WINSOR AVENUE         OAKLAND           CA      94610    $314,172.45    7.625     .250
600073504     DOUBOVIS/KOURLA         4002 VALERIE DRIVE         SAN JOSE          CA      95008    $283,794.45    7.625     .250
600073505     BARR/BARR               695 HIGHLAND AVENUE        PENNGROVE         CA      94951    $225,336.79    7.625     .250
600073506     FRERICHS                1562 CALLE RYAN            ENCINITAS         CA      92024    $199,855.24    7.625     .250
600073507     LIU/CHEN                4532 MACKINAW STREET       UNION CITY        CA      94587    $253,316.52    7.625     .250
600073508     THACKER                 1380 SETTLE AVENUE         SAN JOSE          CA      95125    $391,716.28    7.625     .250
600073509     SHAPIRO/FELDMAN         5179 BRIAN LANE            LOS ANGELES       CA      91436    $231,832.10    7.626     .250
600073510     MCBRIDE                 610 SUNRISE DRIVE EAST     VISTA             CA      92084    $283,799.56    7.750     .250
600073511     BRADLEY                 137 GLENVIEW DRIVE         MARTINEZ          CA      94553    $275,805.20    7.750     .250
600073512     HOUGE                   26391 AMBIA                MISSION VIEJO     CA      92692    $247,824.97    7.750     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600073499         7.375     .0425     7.333    08/01/2027  92452422                   $2,089.41                  09/01/1997
600073500         7.375     .0425     7.333    08/01/2027  92452364                   $1,708.61                  09/01/1997
600073501         7.375     .0425     7.333    08/01/2027  92452418                   $1,896.89                  09/01/1997
600073502         7.375     .0425     7.333    08/01/2027  92452328                   $2,027.83                  09/01/1997
600073503         7.375     .0425     7.333    08/01/2027  92452313                   $2,225.30                  09/01/1997
600073504         7.375     .0425     7.333    08/01/2027  92452337                   $2,010.13                  09/01/1997
600073505         7.375     .0425     7.333    08/01/2027  92452311                   $1,596.07                  09/01/1997
600073506         7.375     .0425     7.333    08/01/2027  92452343                   $1,415.59                  09/01/1997
600073507         7.375     .0425     7.333    08/01/2027  92452376                   $1,794.26                  09/01/1997
600073508         7.375     .0425     7.333    08/01/2027  92452416                   $2,774.55                  09/01/1997
600073509         7.376     .0425     7.333    08/01/2027  92452406                   $1,642.16                  09/01/1997
600073510         7.500     .0425     7.458    08/01/2027  92452386                   $2,034.61                  09/01/1997
600073511         7.500     .0425     7.458    08/01/2027  92452325                   $1,977.30                  09/01/1997
600073512         7.500     .0425     7.458    08/01/2027  92452358                   $1,776.70                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600073499       360     .00      .00        .00        .000        .250         .293        $369,000.00    N
600073500       360     .00      .00        .00        .000        .250         .293        $301,853.00    N
600073501       360     .00      .00        .00        .000        .250         .293        $335,000.00    N
600073502       360     .00      .00        .00        .000        .250         .293        $401,000.00    N
600073503       360     .00      .00        .00        .000        .250         .293        $393,000.00    N
600073504       360     .00      .00        .00        .000        .250         .293        $355,000.00    N
600073505       360     .00      .00        .00        .000        .250         .293        $298,000.00    N
600073506       360     .00      .00        .00        .000        .250         .293        $290,000.00    N
600073507       360     .00      .00        .00        .000        .250         .293        $338,000.00    N
600073508       360     .00      .00        .00        .000        .250         .293        $595,000.00    Y
600073509       360     .00      .00        .00        .000        .250         .293        $290,000.00    N
600073510       360     .00      .00        .00        .000        .250         .293        $355,000.00    N
600073511       360     .00      .00        .00        .000        .250         .293        $345,000.00    N
600073512       360     .00      .00        .00        .000        .250         .293        $310,000.00    N

 (vlegal.ace v1.4)                                                    Page    76
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600073513     BOALS                    54 PARKCREST             IRVINE            CA      92620    $256,219.04    7.750     .250
600073514     PAVESI                   15 LATIGO LANE           ROLLING HILLS E   CA      90274    $569,597.70    7.750     .250
600073515     CHAUDHARI                3200 BECK ROAD           LOMPOC            CA      93436    $287,796.73    7.750     .250
600073516     JIANG,ZHAO               12712 BRUBAKER COURT     SAN DIEGO         CA      92130    $295,691.16    7.750     .250
600073517     CUFFARI/MILLER           950 URANIA AVENUE        ENCINITAS         CA      92024    $141,899.77    7.750     .250
600073519     WALKER                   5834 IRVING AVE          LA CRESCENTA AR   CA      91214    $298,994.09    7.875     .250
600073520     BORSUM                   2745 GLENDOWER AVENUE    LOS ANGELES       CA      90027    $302,791.48    7.875     .250
600073521     SULLIVAN                 5008 MANCHESTER COURT    GRANITE BAY       CA      95746    $379,638.55    7.875     .250
600073522     MOLLERUS/DILLAR          1183 GLENBLAIR WAY       CAMPBELL          CA      95008    $256,623.27    7.875     .250
600073523     KAMAGES                  180 MOUNT LASSEN DRIVE   SAN RAFAEL        CA      94903    $327,774.27    7.875     .250
600073524     SIMON/JONES              2136 HELIOTROPE DRIVE    SANTA ANA         CA      92706    $287,801.80    7.875     .250
600073525     CHU/HUANG                2265 TIOGA DRIVE         MENLO PARK        CA      94025    $649,563.86    8.000     .250
600073526     MARTIN                   36601 CUENCA COURT       FREMONT           CA      94536    $299,798.71    8.000     .250
600073527     DAVIS                    3274 BALMORAL COURT      PLEASANTON        CA      94588    $243,586.45    8.000     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600073513         7.500     .0425     7.458    08/01/2027  92452321321                $1,836.88                  09/01/1997
600073514         7.500     .0425     7.458    08/01/2027  92452397                   $4,083.55                  09/01/1997
600073515         7.500     .0425     7.458    08/01/2027  92452326                   $2,063.27                  09/01/1997
600073516         7.500     .0425     7.458    08/01/2027  92452361                   $2,119.86                  09/01/1997
600073517         7.500     .0425     7.458    08/01/2027  92452331                   $1,017.31                  09/01/1997
600073519         7.625     .0425     7.583    08/01/2027  92452426                   $2,169.41                  09/01/1997
600073520         7.625     .0425     7.583    08/01/2027  92452322                   $2,196.96                  09/01/1997
600073521         7.625     .0425     7.583    08/01/2027  92452413                   $2,754.54                  09/01/1997
600073522         7.625     .0425     7.583    08/01/2027  92452390                   $1,861.98                  09/01/1997
600073523         7.625     .0425     7.583    08/01/2027  92452363                   $2,378.23                  09/01/1997
600073524         7.625     .0425     7.583    08/01/2027  92452410                   $2,088.20                  09/01/1997
600073525         7.750     .0425     7.708    08/01/2027  92452327                   $4,769.47                  09/01/1997
600073526         7.750     .0425     7.708    08/01/2027  92452385                   $2,201.29                  09/01/1997
600073527         7.750     .0425     7.708    08/01/2027  92452332                   $1,788.55                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600073513       360     .00      .00        .00        .000        .250         .293        $320,500.00    N
600073514       360     .00      .00        .00        .000        .250         .293        $950,000.00    N
600073515       360     .00      .00        .00        .000        .250         .293        $360,000.00    N
600073516       360     .00      .00        .00        .000        .250         .293        $369,900.00    N
600073517       360     .00      .00        .00        .000        .250         .293        $177,500.00    N
600073519       360     .00      .00        .00        .000        .250         .293        $374,000.00    N
600073520       360     .00      .00        .00        .000        .250         .293        $445,000.00    N
600073521       360     .00      .00        .00        .000        .250         .293        $570,000.00    N
600073522       360     .00      .00        .00        .000        .250         .293        $321,000.00    N
600073523       360     .00      .00        .00        .000        .250         .293        $410,000.00    N
600073524       360     .00      .00        .00        .000        .250         .293        $360,000.00    N
600073525       360     .00      .00        .00        .000        .250         .293        $850,000.00    N
600073526       360     .00      .00        .00        .000        .250         .293        $530,000.00    N
600073527       360     .00      .00        .00        .000        .250         .293        $325,000.00    N

 (vlegal.ace v1.4)                                                    Page    77
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                     SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                STREET ADDRESS             CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------    --------------------       ---------------   -----   -----    -----------    --------  -----
600073528     COLLINS                 22 SUNRISE HILL ROAD       ORINDA            CA      94563    $248,458.67    8.000     .250
600073529     SHARABY                 15866 FALCONRIM DRIVE      SANTA CLARITA     CA      91351    $340,771.19    8.000     .250
600073530     MOA                     14975 LA CUARTA STREET     WHITTIER          CA      90605    $269,818.84    8.000     .250
600073531     GRAF                    5 SAND OAKS ROAD           LAGUNA NIGUEL     CA      92677    $241,837.62    8.000     .250
600073532     BEDDOW                  23606 VIA AGUILA           TRABUCO CANYON    CA      92679    $326,786.09    8.125     .250
600073533     BLOOMBERG               181 BOLLA AVENUE           ALAMO             CA      94507    $349,771.05    8.125     .250
600073534     GUGLIELMETTI            18212 SUN MAIDEN COURT     SAN DIEGO         CA      92127    $239,843.01    8.125     .250
600073535     IQBAL                   508 CRYSTALLINE PLACE      FREMONT           CA      94539    $367,765.34    8.250     .250
600073536     SHEBITZ                 2212 PARKVIEW COURT        WEST LINN         OR      97068    $247,342.18    8.250     .250
600073537     DE HAAS                 2209 OLD RANCH PLACE       SANTA ROSA        CA      95405    $307,717.50    8.250     .250
600073538     SEEGMILLER              1078 EAST HILLSIDE DRIVE   PROVO             UT      84604    $318,323.82    8.250     .250
600073539     ORDIN                   140 LA SALLE AVENUE        PIEDMONT          CA      94610    $571,635.26    8.250     .250
600073542     MONTGOMERY              1334 GROVE STREET          ALAMEDA           CA      94501    $286,821.61    8.375     .250
600073543     ROBBINS                 10312 SEABECK HIGHWAY     SEABECK           WA      98380    $519,285.23    8.500     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600073528         7.750     .0425     7.708    08/01/2027  92452329                   $1,825.61                  09/01/1997
600073529         7.750     .0425     7.708    08/01/2027  92452407                   $2,502.14                  09/01/1997
600073530         7.750     .0425     7.708    08/01/2027  92452388                   $1,981.16                  09/01/1997
600073531         7.750     .0425     7.708    08/01/2027  92452347                   $1,775.71                  09/01/1997
600073532         7.875     .0425     7.833    08/01/2027  92452316                   $2,427.97                  09/01/1997
600073533         7.875     .0425     7.833    08/01/2027  92452320                   $2,598.74                  09/01/1997
600073534         7.875     .0425     7.833    08/01/2027  92452349                   $1,781.99                  09/01/1997
600073535         8.000     .0425     7.958    08/01/2027  92452359                   $2,764.66                  09/01/1997
600073536         8.000     .0425     7.958    08/01/2027  92452408                   $1,859.38                  09/01/1997
600073537         8.000     .0425     7.958    08/01/2027  92452334                   $2,313.90                  09/01/1997
600073538         8.000     .0425     7.958    08/01/2027  92452403                   $2,396.54                  09/01/1997
600073539         8.000     .0425     7.958    08/01/2027  92452396                   $4,297.24                  09/01/1997
600073542         8.125     .0425     8.083    08/01/2027  92452392                   $2,181.41                  09/01/1997
600073543         8.250     .0425     8.208    08/01/2027  92452402                   $3,995.27                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600073528       360     .00      .00        .00        .000        .250         .293        $320,000.00    N
600073529       360     .00      .00        .00        .000        .250         .293        $500,000.00    N
600073530       360     .00      .00        .00        .000        .250         .293        $360,000.00    N
600073531       360     .00      .00        .00        .000        .250         .293        $325,000.00    N
600073532       360     .00      .00        .00        .000        .250         .293        $460,000.00    N
600073533       360     .00      .00        .00        .000        .250         .293        $615,000.00    N
600073534       360     .00      .00        .00        .000        .250         .293        $310,000.00    N
600073535       360     .00      .00        .00        .000        .250         .293        $490,000.00    N
600073536       360     .00      .00        .00        .000        .250         .293        $330,000.00    N
600073537       360     .00      .00        .00        .000        .250         .293        $385,000.00    N
600073538       360     .00      .00        .00        .000        .250         .293        $545,000.00    N
600073539       360     .00      .00        .00        .000        .250         .293        $935,000.00    N
600073542       360     .00      .00        .00        .000        .250         .293        $395,000.00    N
600073543       360     .00      .00        .00        .000        .250         .293        $649,500.00    N

 (vlegal.ace v1.4)                                                    Page    78
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #       BORROWER                STREET ADDRESS             CITY              STATE    ZIP       BALANCE        RATE     FEE
------       --------------------    --------------------       ---------------   -----   -----    -----------    --------  -----
600073544    BEHIC                   13397 OLD WINERY ROAD      POWAY             CA      92064    $715,566.25    8.500     .250
600073545    NAEFKE/ADAMS            28 INNISBROOK AVENUE       LAS VEGAS         NV      89113    $824,512.92    8.625     .250
600073546    WILLI                   13531 WAGNER ROAD          MONROE            WA      98272    $547,185.01    8.750     .250
600073547    HE/SHAN                 630 GREYLYN DRIVE          SAN RAMON         CA      94583    $235,420.73    7.375     .250
600073548    KORY                    23323 LYNHAM PLACE         VALENCIA AREA     CA      91355    $287,786.26    7.500     .250
600073549    MANNON                  12638 NORTHEAST 68TH PLAC  KIRKLAND          WA      98033    $239,026.88    7.625     .250
600073550    HAMMOND                 143 SEACLIFF DRIVE         APTOS             CA      95003    $289,790.11    7.625     .250
600073551    WALLACE                 22 CELESTE COURT           NOVATO            CA      94947    $107,422.19    7.625     .250
600073552    LEMAN/DOLGOPIAT         243 DEVON DRIVE            SAN RAFAEL        CA      94903    $254,820.03    7.750     .250
600073553    LOU/LOU                 3662 WEST MERCER WAY       MERCER ISLAND     WA      98040    $547,613.23    7.750     .250
600073554    LEHMAN                  12 IDLEWOOD ROAD           KENTFIELD         CA      94904    $633,552.53    7.750     .250
600073555    SULLIVAN                231 B STREET               REDWOOD CITY      CA      94063    $227,088.09    7.875     .250
600073556    COVELL                  364 MONTROSE DRIVE         SAN LUIS OBISPO   CA      93405    $411,716.46    7.875     .250
600073557    KLINE                   728 HUNTSWOOD COURT        SAN JOSE          CA      95120    $399,625.00    7.875     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600073544         8.250     .0425     8.208    08/01/2027  92452318                   $5,505.42                  09/01/1997
600073545         8.375     .0425     8.333    08/01/2027  92452393                   $6,416.77                  09/01/1997
600073546         8.500     .0425     8.458    08/01/2027  92452432                   $4,307.18                  09/01/1997
600073547         7.125     .0425     7.083    08/01/2027  92452353                   $1,627.23                  09/01/1997
600073548         7.250     .0425     7.208    08/01/2027  92452368                   $2,013.74                  09/01/1997
600073549         7.375     .0425     7.333    08/01/2027  92452383                   $1,693.04                  09/01/1997
600073550         7.375     .0425     7.333    08/01/2027  92452352                   $2,052.60                  09/01/1997
600073551         7.375     .0425     7.333    08/01/2027  92452429                   $  760.88                  09/01/1997
600073552         7.500     .0425     7.458    08/01/2027  92452372                   $1,826.85                  09/01/1997
600073553         7.500     .0425     7.458    08/01/2027  92452381                   $3,925.94                  09/01/1997
600073554         7.500     .0425     7.458    08/01/2027  92452371                   $4,542.05                  09/01/1997
600073555         7.625     .0425     7.583    08/01/2027  92452414                   $1,653.16                  09/01/1997
600073556         7.625     .0425     7.583    08/01/2027  92452330                   $2,987.29                  09/01/1997
600073557         7.625     .0425     7.583    08/01/2027  92452366                   $2,900.28                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP            BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE           TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------          -------
600073544       360     .00      .00        .00        .000        .250         .293        $  895,000.00    N
600073545       360     .00      .00        .00        .000        .250         .293        $1,100,000.00    N
600073546       360     .00      .00        .00        .000        .250         .293        $  730,000.00    N
600073547       360     .00      .00        .00        .000        .250         .293        $  294,500.00    N
600073548       360     .00      .00        .00        .000        .250         .293        $  360,900.00    N
600073549       360     .00      .00        .00        .000        .250         .293        $  299,000.00    N
600073550       360     .00      .00        .00        .000        .250         .293        $  362,500.00    N
600073551       360     .00      .00        .00        .000        .250         .293        $  250,000.00    N
600073552       360     .00      .00        .00        .000        .250         .293        $  365,000.00    N
600073553       360     .00      .00        .00        .000        .250         .293        $  685,000.00    N
600073554       360     .00      .00        .00        .000        .250         .293        $  792,500.00    N
600073555       360     .00      .00        .00        .000        .250         .293        $  300,000.00    N
600073556       360     .00      .00        .00        .000        .250         .293        $  515,000.00    N
600073557       360     .00      .00        .00        .000        .250         .293        $  506,000.00    N

 (vlegal.ace v1.4)                                                    Page    79
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #       BORROWER                STREET ADDRESS             CITY              STATE    ZIP       BALANCE        RATE     FEE
------       --------------------    --------------------       ---------------   -----   -----    -----------    --------  -----
600073558    TURAGA                  4509 MACKINAW STREET       UNION CITY        CA      94587    $253,525.06    7.875     .250
600073559    DICKENSHEETS            514 LEXINGTON DRIVE        BOZEMAN           MT      59715    $161,089.07    7.875     .250
600073560    WU                      50 OAKHURST ROAD           IRVINE            CA      92620    $259,821.07    7.875     .250
600073561    WALLNER/UTTER           12446 PRESILLA ROAD        CAMARILLO AREA    CA      93012    $367,746.74    7.875     .250
600073562    BECKERLE                8630 VERDOSA DRIVE         WHITTIER          CA      90605    $419,510.41    7.875     .250
600073563    GOSWAMI                 4731 SILVERTIDE COURT      UNION CITY        CA      94587    $330,522.38    7.875     .250
600073565    LIPINSKI                1127 MOCKINGBIRD COURT     SAN JOSE          CA      95120    $374,748.38    8.000     .250
600073566    YAMAMOTO                125 JUANITA WAY            SAN FRANCISCO     CA      94127    $299,798.71    8.000     .250
600073567    DUCE/LEE                3112 MATTIQUE DRIVE        SAN JOSE          CA      95135    $339,777.59    8.125     .250
600073568    PODVALNY                1574 34TH AVENUE           SAN FRANCISCO     CA      94122    $233,846.94    8.125     .250
600073569    NASELOW                 3825 140TH AVENUE NORTHEA  BELLEVUE          WA      98005    $412,230.17    8.125     .250
600073570    FARZAD,JAVAHERN         16254 MANDALAY DRIVE       LOS ANGELES       CA      91436    $622,113.08    8.375     .250
600073571    POMELOV                 1325 29TH AVENUE           SAN FRANCISCO     CA      94122    $265,934.61    8.375     .250
600073572    ARIES                   29533 BERTRAND DR          AGOURA HILLS      CA      91301    $599,654.80    8.750     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600073558         7.625     .0425     7.583    08/01/2027  92452421                   $1,843.13                  09/01/1997
600073559         7.625     .0425     7.583    08/01/2027  92452335                   $1,168.81                  09/01/1997
600073560         7.625     .0425     7.583    08/01/2027  92452433                   $1,885.18                  09/01/1997
600073561         7.625     .0425     7.583    08/01/2027  92452430                   $2,668.26                  09/01/1997
600073562         7.625     .0425     7.583    08/01/2027  92452315                   $3,051.09                  09/01/1997
600073563         7.625     .0425     7.583    08/01/2027  92452345                   $2,398.17                  09/01/1997
600073565         7.750     .0425     7.708    08/01/2027  92452374                   $2,751.62                  09/01/1997
600073566         7.750     .0425     7.708    08/01/2027  92452434                   $2,201.29                  09/01/1997
600073567         7.875     .0425     7.833    08/01/2027  92452338                   $2,524.49                  09/01/1997
600073568         7.875     .0425     7.833    08/01/2027  92452398                   $1,737.44                  09/01/1997
600073569         7.875     .0425     7.833    08/01/2027  92452395                   $3,062.80                  09/01/1997
600073570         8.125     .0425     8.083    08/01/2027  92452342                   $4,731.45                  09/01/1997
600073571         8.125     .0425     8.083    08/01/2027  92452400                   $2,022.55                  09/01/1997
600073572         8.500     .0425     8.458    08/01/2027  92452308                   $4,720.20                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600073558       360     .00      .00        .00        .000        .250         .293        $317,790.00    N
600073559       360     .00      .00        .00        .000        .250         .293        $201,500.00    N
600073560       360     .00      .00        .00        .000        .250         .293        $334,901.00    N
600073561       360     .00      .00        .00        .000        .250         .293        $460,000.00    N
600073562       360     .00      .00        .00        .000        .250         .293        $526,000.00    N
600073563       360     .00      .00        .00        .000        .250         .293        $413,491.00    N
600073565       360     .00      .00        .00        .000        .250         .293        $749,000.00    N
600073566       360     .00      .00        .00        .000        .250         .293        $375,000.00    N
600073567       360     .00      .00        .00        .000        .250         .293        $440,000.00    N
600073568       360     .00      .00        .00        .000        .250         .293        $302,500.00    N
600073569       360     .00      .00        .00        .000        .250         .293        $550,000.00    N
600073570       360     .00      .00        .00        .000        .250         .293        $830,000.00    N
600073571       360     .00      .00        .00        .000        .250         .293        $338,000.00    N
600073572       360     .00      .00        .00        .000        .250         .293        $800,000.00    N

 (vlegal.ace v1.4)                                                    Page    80
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600073573     HAMILTON                 26394 CARMELO STREET     CARMEL            CA      93923    $649,635.60    8.875     .250
600073928     GROSSO, ALAN             11 MALONE LANE           SAN RAFAEL        CA      94903    $236,852.69    8.375     .250
600080757     RICCI II, EDWARD W R     270     LAUREL AVENUE    PROVIDENCE        RI      2906     $263,615.13    7.990     .250
600080758     KETUDAT, ELIZABETH          354  CONCORD AVENUE   LEXINGTON         MA      2173     $286,623.25    8.125     .250
600080759     SMOKOWSKI, KATHLEEN D    149     PANTRY ROAD      SUDBURY           MA      1776     $299,595.24    7.990     .250
600080760     LAMBIE, TIMOTHY J           477  BEACON STREET    BOSTON            MA      2115     $245,277.59    8.125     .250
600080761     CHEN, XI CHEN            13      MARKS WAY        MAYNARD           MA      1754     $218,279.88    7.750     .250
600080762     MORRIS, SUSAN F MO       305     MILLBROOK DRIVE  EAST LONGMEADOW   MA      1028     $277,822.73    8.250     .250
600080763     ESPINOSA, ELIZABETH      202     GLEZEN LANE      WAYLAND           MA      1778     $359,515.27    8.000     .250
600080764     SIHATRAI, SUE S SIHA     775     NEWTON STREET    BROOKLINE         MA      2146     $356,760.46    8.000     .250
600080765     NOCERA, KAREN E NO       3       BRUCE ROAD       WINCHESTER        MA      1890     $279,807.30    7.875     .250
600080766     COLLINS, THOMAS J C      LOT 3   BRIANNA LANE     EASTON            CT      6612     $368,732.93    7.625     .250
600080767     MONTGOMERY, JOAN S MON   826     RIDGEFIELD ROAD  WILTON            CT      6897     $229,841.72    7.875     .250
600080768     LORILLA, VERONICA S        3192  WHITE SAND DR    SAN JOSE          CA      95148    $262,819.00    7.875     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600073573         8.625     .0425     8.583    08/01/2027  92452351                   $5,171.69                  09/01/1997
600073928         8.125     .0425     8.083    08/01/2027  92452348                   $1,801.37                  09/01/1997
600080757         7.740     .0425     7.698    08/01/2027  1245163                    $1,935.30                  09/01/1997
600080758         7.875     .0425     7.833    07/01/2027  1274713                    $2,130.97                  09/01/1997
600080759         7.740     .0425     7.698    07/01/2027  1276743                    $2,199.21        12        09/01/1997
600080760         7.875     .0425     7.833    07/01/2027  1281293                    $1,823.58        12        09/01/1997
600080761         7.500     .0425     7.458    08/01/2027  1281373                    $1,566.08         1        09/01/1997
600080762         8.000     .0425     7.958    08/01/2027  1281743                    $2,088.53         2        09/01/1997
600080763         7.750     .0425     7.708    07/01/2027  1286793                    $2,641.56                  09/01/1997
600080764         7.750     .0425     7.708    08/01/2027  1291323                    $2,619.54                  09/01/1997
600080765         7.625     .0425     7.583    08/01/2027  1293253                    $2,030.20                  09/01/1997
600080766         7.375     .0425     7.333    08/01/2027  4729682                    $2,611.76                  09/01/1997
600080767         7.625     .0425     7.583    08/01/2027  4729832                    $1,667.66                  09/01/1997
600080768         7.625     .0425     7.583    08/01/2027  5850162                    $1,906.94        12        09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600073573       360     .00      .00        .00        .000        .250         .293        $925,000.00    N
600073928       360     .00      .00        .00        .000        .250         .293        $330,000.00    N
600080757       360                                                                         $330,000.00    N
600080758       360                                                                         $359,000.00    N
600080759       360                                                                         $343,000.00    N
600080760       360                                                                         $289,000.00    N
600080761       360                                                                         $242,900.00    N
600080762       360                                                                         $315,000.00    N
600080763       360                                                                         $450,000.00    N
600080764       360                                                                         $476,000.00    N
600080765       360                                                                         $462,500.00    N
600080766       360                                                                         $549,000.00    N
600080767       360                                                                         $412,000.00    N
600080768       360                                                                         $320,000.00    N

 (vlegal.ace v1.4)                                                    Page    81
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  10:57:49               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600080769     SYP, JOAN F SYP          85      SOUTHERN BLVD    CHATHAM TOWNSHI   NJ      7928     $299,777.35    7.500     .250
600080770     SHUSTIN, JANE SHUST      19      SMITH STREET     GROTON            MA      1450     $273,416.42    8.000     .250
600080771     CUSHMAN, LISA RUDOL      336     BULKLEY ST       WILLIAMSTOWN      MA      1267     $467,723.69    8.625     .250
600080772     VOLK, MARY CRAWF         60      BLANCHARD ROAD   BELMONT           MA      2178     $215,847.54    7.750     .250
600080774     OLSON, CYNTHIA M         3800    OLD DOMINION CT  LINCOLN           NE      68516    $268,814.87    7.875     .250
600080775     WHITNEY, ROBIN M WH      3530    CANDLEBERRY CT   BONITA SPRINGS    FL      33923    $418,627.89    8.500     .250
600080776     COLLINS, ELIZABETH       413     HARBOUR OAKS PT  ORLANDO           FL      32809    $224,601.87    8.375     .250
600080777     JORDAN, OLGA ELENA       431     NW132 AVENUE     MIAMI             FL      33182    $329,384.40    8.125     .250
600080778     BAUMSTARK, PATRICIA W    743     S E 1ST COURT    CRYSTAL RIVER     FL      34429    $303,593.07    8.250     .250
600080779     BETANCOURT, PAUL F BET   1565    ALBATROSS DRIVE  PUNTA GORDA       FL      33950    $214,853.32    8.250     .250
600080780     WELLS, JANET C WE        2182    SALT MYRTLE LN   ORANGE PARK       FL      32073    $302,378.22    8.125     .250
600080781     ORTEGA, LISA D'AMI       12018   MARBLEHEAD DR    TAMPA             FL      33626    $279,836.94    8.375     .250
600080782     BURNS, ANNE E BUR        31      STANDISH STREET  DUXBURY           MA      2332     $232,816.56    8.500     .250
600080783     GLACKMAN, BENES S GL     2552    BAY POINTE DRIV  WESTON            FL      33327    $239,834.83    7.875     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600080769         7.250     .0425     7.208    08/01/2027  5865132                    $2,097.65                  09/01/1997
600080770         7.750     .0425     7.708    08/01/2027  5961642                    $2,007.58                  09/01/1997
600080771         8.375     .0425     8.333    08/01/2027  5963202                    $3,640.06                  09/01/1997
600080772         7.500     .0425     7.458    08/01/2027  5969392                    $1,547.46                  09/01/1997
600080774         7.625     .0425     7.583    08/01/2027  6807522                    $1,950.44                  09/01/1997
600080775         8.250     .0425     8.208    08/01/2026  7022351                    $3,245.56                  09/01/1997
600080776         8.125     .0425     8.083    11/01/2026  7048067                    $1,718.16        14        09/01/1997
600080777         7.875     .0425     7.833    08/01/2027  7048144                    $2,447.27                  09/01/1997
600080778         8.000     .0425     7.958    01/01/2027  7052627                    $2,292.77                  09/01/1997
600080779         8.000     .0425     7.958    11/01/2026  7058028                    $1,624.81         1        09/01/1997
600080780         7.875     .0425     7.833    11/01/2026  7061642                    $2,260.39                  09/01/1997
600080781         8.125     .0425     8.083    02/01/2027  7067684                    $2,136.46         1        09/01/1997
600080782         8.250     .0425     8.208    07/01/2027  7071897                    $1,792.34         2        09/01/1997
600080783         7.625     .0425     7.583    08/01/2027  7076453                    $1,740.17        14        09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600080769       360                                                                         $408,000.00    N
600080770       360                                                                         $342,000.00    N
600080771       360                                                                         $585,000.00    N
600080772       360                                                                         $270,000.00    N
600080774       360                                                                         $516,500.00    N
600080775       352                                                                         $577,498.00    N
600080776       352                                                                         $250,000.00    N
600080777       360                                                                         $412,000.00    N
600080778       354                                                                         $380,000.00    N
600080779       351                                                                         $226,322.00    N
600080780       352                                                                         $378,500.00    N
600080781       355                                                                         $294,997.00    N
600080782       360                                                                         $259,000.00    N
600080783       360                                                                         $284,891.00    N

 (vlegal.ace v1.4)                                                    Page    82
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  10:57:49               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600080784     MELANSON, NICHKOL AN     1237   RAINBOW DRIVE     BIGFORK           MT      59911    $579,610.83    8.000     .250
600080785     GOODMAN, BARBARA SC      8      GRANITE BRK DR    GRANITE SPRINGS   NY      10527    $305,608.40    8.250     .250
600080786     DAWSON, JOHN S DAW              WEST LAKE ROAD    TUXEDO PARK       NY      10987    $343,013.37    9.125     .250
600080787     JAFFE, LAWRENCE M        21741  FALL RIVER DR     BOCA RATON        FL      33428    $242,278.88    7.750     .250
600080789     CASATELLI, BRUNO CASA    79     MERIDAN ROAD      ROCKAWAY          NJ      7866     $296,483.60    8.750     .250
600080790     HOO, ELKE I HOO          505    19TH. AVENUE NE   ST PETERSBURG     FL      33704    $292,116.04    8.125     .250
600080791     HETHCOX, RICHARD E       700    BIRKDALE DRIVE    FAYETTEVILLE      GA      30214    $322,438.94    8.125     .250
600080792     CROOKE, PHYLLIS A        5930   RED CEDAR STREE   PENSACOLA         FL      32507    $249,832.26    8.000     .250
600080793     MADHVANI, HEENA K MA     6693   MOUNT HOLLY DRI   SAN JOSE          CA      95120    $339,783.19    8.250     .250
600080794     DUGAN, TERENCE P         17     PARTRIDGE LN      GREENVILLE        SC      29601    $395,720.50    7.750     .250
600080795     PARDO, MARCIA G P        510    SOLANO PRADO DR   CORAL GABLES      FL      33156    $549,630.96    8.000     .250
600080796     STICKNEY, TIMOTHY D      43     BRINKERHOFF AVE   TEANECK           NJ      7666     $237,211.22    8.500     .250
600080797     BARKER, LYNN S BAR       988    NELAKE PLACID     ST PETERSBURG     FL      33703    $295,785.76    7.625     .250
600080798     MARTIN, DIANE S MA       665    HIGHLAND AVENUE   SAN MARTIN        CA      95046    $324,282.26    8.000     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600080784         7.750     .0425     7.708    08/01/2027  7080458                    $4,255.84                  09/01/1997
600080785         8.000     .0425     7.958    07/01/2027  7084704                    $2,298.88         2        09/01/1997
600080786         8.875     .0425     8.833    04/01/2027  7084861                    $2,798.90                  09/01/1997
600080787         7.500     .0425     7.458    08/01/2027  7088450                    $1,736.94                  09/01/1997
600080789         8.500     .0425     8.458    06/01/2027  7092734                    $2,336.51         2        09/01/1997
600080790         7.875     .0425     7.833    07/01/2027  7093432                    $2,171.80        12        09/01/1997
600080791         7.875     .0425     7.833    08/01/2027  7093736                    $2,395.67        12        09/01/1997
600080792         7.750     .0425     7.708    08/01/2027  7094070                    $1,834.41                  09/01/1997
600080793         8.000     .0425     7.958    08/01/2027  7095513                    $2,554.31                  09/01/1997
600080794         7.500     .0425     7.458    08/01/2027  7095719                    $2,837.00                  09/01/1997
600080795         7.750     .0425     7.708    08/01/2027  7095827                    $4,035.71                  09/01/1997
600080796         8.250     .0425     8.208    07/01/2027  7095987                    $1,826.17         1        09/01/1997
600080797         7.375     .0425     7.333    08/01/2027  7096551                    $2,095.07                  09/01/1997
600080798         7.750     .0425     7.708    08/01/2027  7096975                    $2,381.07                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600080784       360                                                                         $725,000.00    N
600080785       360                                                                         $340,000.00    N
600080786       360                                                                         $430,000.00    N
600080787       360                                                                         $303,085.00    N
600080789       360                                                                         $330,000.00    N
600080790       360                                                                         $325,000.00    N
600080791       360                                                                         $358,500.00    N
600080792       360                                                                         $380,000.00    N
600080793       360                                                                         $425,000.00    N
600080794       360                                                                         $495,000.00    N
600080795       360                                                                         $800,000.00    N
600080796       360                                                                         $250,000.00    N
600080797       360                                                                         $370,000.00    N
600080798       360                                                                         $472,500.00    N

 (vlegal.ace v1.4)                                                    Page    83
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  10:57:49               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                      SCHEDULED     INTEREST  LNDR
LOAN #       BORROWER                   STREET ADDRESS            CITY              STATE    ZIP       BALANCE        RATE     FEE
------       --------------------       --------------------      ---------------   -----   -----    -----------    --------  -----
600080800    ABELLA-BLANCO, MIMI ABELL  1137   PLACETAS AVENUE    CORAL GABLES      FL      33146    $319,795.95    8.250     .250
600080801    RANDOLPH, NANCY E RA       5018   NW 67TH STREET     GAINESVILLE       FL      32606    $362,971.95    8.125     .250
600080802    VAN, CHUNG VAN             3555   COUR DUVIN         SAN JOSE          CA      95148    $321,566.44    8.000     .250
600080803    SHULMAN, KRISTEN SH        183    WEST TRAIL         STAMFORD          CT      6903     $259,573.58    7.750     .250
600080804    JOSEPH, JOETTE JOS         1029   OAKMONT PLACE      SAN JOSE          CA      95117    $289,790.11    7.625     .250
600080805    HAYES, PAULA SUE           786    CURTISWOOD DRIVE   KEY BISCAYNE      FL      33149    $291,793.91    7.750     .250
600080806    KARSH, PAULA A KA          6520   E MANSFIELD AVE    DENVER            CO      80237    $263,818.31    7.875     .250
600080807    AMMON, ANGIE G AM          4403   CHARLESTON CT      TAMPA             FL      33609    $219,696.21    7.875     .250
600080809    BRITTON, DEANNA D B        1970   MINNA WAY          SAN JOSE          CA      95124    $263,827.30    8.125     .250
600080810    ROBINSON, JEANE R RO       110    MILL ST.           FRAMINGHAM        MA      1701     $399,751.38    8.375     .250
600080811    PETERSON, LISELOTTE        1590   TIGER MOUNTAIN RD  ISSAQUAH          WA      98027    $236,963.58    8.750     .250
600080812    SHKOLNIKOV, SOPHIA SHK     2359   14TH AVENUE        SAN FRANCISCO     CA      94116    $271,339.71    8.625     .250
600080813    FLORESCU, LUCIAN L F       8235   S   TROPICAL TRL   MERRITT ISLAND    FL      32952    $486,809.64    7.750     .250
600080814    MASCORRO, NORA C MAS       23002  MEADOW POND CIR    KATY              TX      77450    $254,070.55    7.750     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600080800         8.000     .0425     7.958    08/01/2027  7097200                    $2,404.05                  09/01/1997
600080801         7.875     .0425     7.833    07/01/2027  7097743                    $2,851.19                  09/01/1997
600080802         7.750     .0425     7.708    07/01/2027  7097769                    $2,362.73                  09/01/1997
600080803         7.500     .0425     7.458    07/01/2027  7097916                    $1,862.68                  09/01/1997
600080804         7.375     .0425     7.333    08/01/2027  7098131                    $2,052.61                  09/01/1997
600080805         7.500     .0425     7.458    08/01/2027  7098222                    $2,091.92                  09/01/1997
600080806         7.625     .0425     7.583    08/01/2027  7098289                    $1,914.19                  09/01/1997
600080807         7.625     .0425     7.583    07/01/2027  7098676                    $1,595.15                  09/01/1997
600080809         7.875     .0425     7.833    08/01/2027  7098772                    $1,960.20                  09/01/1997
600080810         8.125     .0425     8.083    08/01/2027  7099265                    $3,040.29                  09/01/1997
600080811         8.500     .0425     8.458    08/01/2027  7099373                    $1,865.27                  09/01/1997
600080812         8.375     .0425     8.333    08/01/2027  7099501                    $2,111.70                  09/01/1997
600080813         7.500     .0425     7.458    07/01/2027  7099562                    $3,492.51                  09/01/1997
600080814         7.500     .0425     7.458    08/01/2027  7099760                    $1,821.48        12        09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600080800       360                                                                         $400,000.00    N
600080801       360                                                                         $480,000.00    N
600080802       360                                                                         $403,500.00    N
600080803       360                                                                         $325,000.00    N
600080804       360                                                                         $365,000.00    N
600080805       360                                                                         $365,000.00    N
600080806       360                                                                         $330,000.00    N
600080807       360                                                                         $319,000.00    N
600080809       360                                                                         $330,000.00    N
600080810       360                                                                         $814,000.00    N
600080811       360                                                                         $425,000.00    N
600080812       360                                                                         $390,000.00    N
600080813       360                                                                         $610,000.00    N
600080814       360                                                                         $282,500.00    N

 (vlegal.ace v1.4)                                                    Page    84
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  10:57:49               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600080815     GANLEY, JUNE M GAN       3553    BAN COURT        SAN JOSE          CA      95117    $328,755.83    7.500     .250
600080816     SUBBASWAMY, MALA SUBBA   10630   SW128TH TERRACE  MIAMI             FL      33176    $273,816.16    8.000     .250
600080817     OTTMANN, LE ANNE OT      620     FRANKLYN AVE     INDIALANTIC       FL      32903    $299,788.26    7.750     .250
600080818     BAZARIAN, LINDA A BA     20      DUNES ROW        AMELIA ISLAND     FL      32034    $412,123.28    8.000     .250
600080819     SIRACO, ELIZABETH        3       ERIKA DRIVE      HOPKINTON         MA      1748     $291,409.24    8.125     .250
600080820     FORTER, CHRISTINE        2091    CEDAR AVE        MENLO PARK        CA      94025    $635,055.43    7.750     .250
600080821     KHOUW, JANE S KHO        12751   CALLEDELA SIENA  SAN DIEGO         CA      92130    $291,808.98    8.125     .250
600080822     COHEN, DEBRA K CO        1472    CARDIFF AVENUE   LOS ANGELES       CA      90035    $539,618.87    7.750     .250
600080823     ROSE, MARGARITA          10103   NW 113TH COURT   PLANTATION        FL      33322    $241,053.88    8.500     .250
600080824     DAYANI, NAHID J DA       4605    COLONY POINT     SUWANEE           GA      30174    $276,604.64    7.750     .250
600080825     BURKHART, ROBERT PAU     6450    MATTHEW COURT    SAN JOSE          CA      95123    $217,050.52    7.875     .250
600080826     BASTIN, MARY LEE B       486     MARINER DRIVE    JUPITER           FL      33477    $999,311.81    7.875     .250
600080827     EISEMAN, SELISE E E      2760    HUTTON DRIVE     BEVERLY HILLS A   CA      90210    $407,759.11    8.625     .250
600080828     LITTMAN, DEBORAH J       1924    LIVONIA AVE      LOS ANGELES       CA      90034    $294,825.83    8.625     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600080815         7.250     .0425     7.208    08/01/2027  7099899                    $2,300.42                  09/01/1997
600080816         7.750     .0425     7.708    08/01/2027  7099919                    $2,010.51                  09/01/1997
600080817         7.500     .0425     7.458    08/01/2027  7099927                    $2,149.24        12        09/01/1997
600080818         7.750     .0425     7.708    08/01/2027  7099967                    $3,026.05                  09/01/1997
600080819         7.875     .0425     7.833    08/01/2027  7099986                    $2,165.13         2        09/01/1997
600080820         7.500     .0425     7.458    07/01/2027  7100339                    $4,556.39                  09/01/1997
600080821         7.875     .0425     7.833    08/01/2027  7100615                    $2,168.10                  09/01/1997
600080822         7.500     .0425     7.458    08/01/2027  7100819                    $3,868.63                  09/01/1997
600080823         8.250     .0425     8.208    08/01/2027  7101023                    $1,854.62         7        09/01/1997
600080824         7.500     .0425     7.458    08/01/2027  7101061                    $1,983.03                  09/01/1997
600080825         7.625     .0425     7.583    08/01/2027  7101086                    $1,574.86                  09/01/1997
600080826         7.625     .0425     7.583    08/01/2027  7101126                    $7,250.69                  09/01/1997
600080827         8.375     .0425     8.333    08/01/2027  7102571                    $3,173.39                  09/01/1997
600080828         8.375     .0425     8.333    08/01/2027  7102573                    $2,294.48        15        09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP            BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE           TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------          -------
600080815       360                                                                         $  425,400.00    N
600080816       360                                                                         $  415,000.00    N
600080817       360                                                                         $  325,000.00    N
600080818       360                                                                         $  850,000.00    N
600080819       360                                                                         $  324,000.00    N
600080820       360                                                                         $  795,000.00    N
600080821       360                                                                         $  365,000.00    N
600080822       360                                                                         $  700,000.00    N
600080823       360                                                                         $  268,000.00    N
600080824       360                                                                         $  346,000.00    N
600080825       360                                                                         $  271,500.00    N
600080826       360                                                                         $2,900,000.00    N
600080827       360                                                                         $  520,000.00    N
600080828       360                                                                         $  328,350.00    N

 (vlegal.ace v1.4)                                                    Page    85
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  10:57:49               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                     SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS            CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------      ---------------   -----   -----    -----------    --------  -----
600080829     SETLUR, SHAMBHAVI        19013  DAGMAR DRIVE       SARATOGA          CA      95070    $383,273.58    8.625     .250
600080830     DOLL  III, CHARLES E     2668S  RIVERPOINT DR      JACKSONVILLE      FL      32223    $291,793.91    7.750     .250
600080831     KING, RICHARD BR         1260   COPPER PEAK LN     SAN JOSE          CA      95120    $259,012.39    7.625     .250
600080832     FROMM, CAROLYN K         1      WINDSOR            IRVINE            CA      92620    $343,769.17    8.000     .250
600080833     PUSHPALA, SHAMIM J P     1637   EAGLE DRIVE        SUNNYVALE         CA      94087    $471,500.00    8.625     .250
600080834     BEEZLEY, DEBRA A BE      6840   S KILIMANJARO DRI  EVERGREEN         CO      80439    $221,854.77    8.125     .250
600080835     SMITH, NANCY L SM        3351   ROWENA DRIVE       LOS ALAMITOS      CA      90720    $307,793.33    8.000     .250
600080836     SCHUGG, KATHY A SC       11341  DAVENPORT ROAD     LOS ALAMITOS      CA      90720    $345,473.86    8.125     .250
600080837     DUEL, HELDA DUEL         3211   E  MANDEVILLE PL   ORANGE            CA      92867    $579,648.63    8.500     .250
600080838     SHALOM, VIOLETTE S       3347   MANDEVILLE PL      ORANGE            CA      92867    $819,515.87    8.625     .250
600080840     MORIDANI, KAREN L MO     21499  BUENA MONTE DR     SAN JOSE          CA      95120    $597,608.82    8.125     .250
600080841     ARMSTRONG, DEBORAH AR    3592   GROVE CANYON RD    ESCONDIDO         CA      92025    $319,795.94    8.250     .250
600080842     DIMAS, JOANNA DIM        356    EVENING CYN RD     NEWPORT BEACH     CA      92625    $649,574.80    8.125     .250
600080843     YE, HONG HELEN           751    SPRINGWOOD DRIV    SAN JOSE          CA      95129    $284,831.73    8.625     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600080829         8.375     .0425     8.333    08/01/2027  7102667                    $2,982.83                  09/01/1997
600080830         7.500     .0425     7.458    08/01/2027  7102752                    $2,091.92                  09/01/1997
600080831         7.375     .0425     7.333    08/01/2027  7102775                    $1,834.61                  09/01/1997
600080832         7.750     .0425     7.708    08/01/2027  7102822                    $2,524.16                  09/01/1997
600080833         8.375     .0425     8.333    09/01/2027  7102946                    $3,667.28                  09/01/1997
600080834         7.875     .0425     7.833    08/01/2027  7103063                    $1,648.35                  09/01/1997
600080835         7.750     .0425     7.708    08/01/2027  7103082                    $2,260.00        15        09/01/1997
600080836         7.875     .0425     7.833    08/01/2027  7103092                    $2,566.82        15        09/01/1997
600080837         8.250     .0425     8.208    08/01/2027  7103221                    $4,459.70                  09/01/1997
600080838         8.375     .0425     8.333    08/01/2027  7103222                    $6,377.88                  09/01/1997
600080840         7.875     .0425     7.833    08/01/2027  7103246                    $4,440.14                  09/01/1997
600080841         8.000     .0425     7.958    08/01/2027  7103481                    $2,404.06                  09/01/1997
600080842         7.875     .0425     7.833    08/01/2027  7103578                    $4,826.24                  09/01/1997
600080843         8.375     .0425     8.333    08/01/2027  7103980                    $2,216.71                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600080829       360                                                                         $  480,000.00    N
600080830       360                                                                         $  365,000.00    N
600080831       360                                                                         $  324,000.00    N
600080832       360                                                                         $  430,000.00    N
600080833       360                                                                         $  602,500.00    N
600080834       360                                                                         $  365,000.00    N
600080835       360                                                                         $  343,000.00    N
600080836       360                                                                         $  385,000.00    N
600080837       360                                                                         $1,050,000.00    N
600080838       360                                                                         $1,200,000.00    N
600080840       360                                                                         $  800,000.00    N
600080841       360                                                                         $  400,000.00    N
600080842       360                                                                         $  870,000.00    N
600080843       360                                                                         $  380,000.00    N

 (vlegal.ace v1.4)                                                    Page    86
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  10:57:49               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                      SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                  STREET ADDRESS            CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------      --------------------      ---------------   -----   -----    -----------    --------  -----
600080844     WEI, DANIELLE T           2283   CRESTHAVEN STRE    MILPITAS          CA      95035    $244,855.35    8.625     .250
600080845     TALLURI, VIJAYA L T       3608   E KENT DRIVE       PHOENIX           AZ      85044    $223,849.69    8.000     .250
600080846     KING, GRACE MAN-          19701  AUBURN COURT       CUPERTINO         CA      95014    $449,690.31    7.875     .250
600080847     PASSAGLIA, ANNETTE M      18691  VALENCIA CIRCLE    VILLA PARK        CA      92861    $249,852.40    8.625     .250
600080848     SMITH, KATHERINE          29320  NORTHSTAR LANE     EVERGREEN         CO      80439    $233,834.84    7.750     .250
600080849     GORDON, TICA V GOR        2401   169TH PLACE SOUTH  BELLEVUE          WA      98008    $260,046.38    8.625     .250
600080850     FREELAND, SUSAN E FR      917    CYPRESS LAKE CI    FT. MYERS         FL      33919    $240,000.00    7.875     .250
600080851     MC COY, SARAH L MC        8215   ST. MARLO COUNTRY  DULUTH            GA      30155    $479,966.46    8.625     .250
600080852     VAKILI, AZITA VAKI        1952   CREST DRIVE        ENCINITAS         CA      92024    $303,796.02    8.000     .250
600080853     GONZALES, LUCINDA M       2616   KENSINGTON TER     EDMOND            OK      73013    $590,632.75    8.375     .250
600080854     LAWLESS, DOCIA B LA       2035   OAK GLENN DR       MCGREGOR          TX      76657    $251,157.76    8.125     .250
600080855     HOWELL, GAYLA HOWE        2805   BROOKSHIRE DR      SOUTHLAKE         TX      76092    $294,184.98    8.875     .250
600080856     MILLER MARTINEZ, CATRINA  14176  TIGGY DUPLESSIS    GONZALES          LA      70737    $225,725.21    8.500     .250
600080857     LAPOINTE, SANDRA G L      4208   PECAN ORCHRD RD    PARKER            TX      75002    $229,713.08    8.375     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600080844         8.375     .0425     8.333    08/01/2027  7103987                    $1,905.59                  09/01/1997
600080845         7.750     .0425     7.708    08/01/2027  7103988                    $1,643.64                  09/01/1997
600080846         7.625     .0425     7.583    08/01/2027  7104128                    $3,262.82                  09/01/1997
600080847         8.375     .0425     8.333    08/01/2027  7104201                    $1,944.48                  09/01/1997
600080848         7.500     .0425     7.458    08/01/2027  7104223                    $1,676.41                  09/01/1997
600080849         8.375     .0425     8.333    08/01/2027  7104487                    $2,023.81                  09/01/1997
600080850         7.625     .0425     7.583    09/01/2027  7105618                    $1,740.17                  09/01/1997
600080851         8.375     .0425     8.333    08/01/2027  7106033                    $3,735.34         1        09/01/1997
600080852         7.750     .0425     7.708    08/01/2027  7106444                    $2,230.65                  09/01/1997
600080853         8.125     .0425     8.083    04/01/2027  8154832                    $4,503.43                  09/01/1997
600080854         7.875     .0425     7.833    07/01/2027  8205442                    $1,871.09                  09/01/1997
600080855         8.625     .0425     8.583    08/01/2027  8239162                    $2,341.98                  09/01/1997
600080856         8.250     .0425     8.208    07/01/2027  8244122                    $1,737.74        12        09/01/1997
600080857         8.125     .0425     8.083    07/01/2027  8245802                    $1,748.17                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600080844       360                                                                         $340,000.00    N
600080845       360                                                                         $280,000.00    N
600080846       360                                                                         $600,000.00    N
600080847       360                                                                         $600,000.00    N
600080848       360                                                                         $460,000.00    N
600080849       360                                                                         $350,000.00    N
600080850       360                                                                         $300,000.00    N
600080851       360                                                                         $565,000.00    N
600080852       360                                                                         $380,000.00    N
600080853       360                                                                         $790,000.00    N
600080854       360                                                                         $315,000.00    N
600080855       360                                                                         $420,500.00    N
600080856       360                                                                         $237,900.00    N
600080857       360                                                                         $340,000.00    N

 (vlegal.ace v1.4)                                                    Page    87
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  10:57:49               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                     SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS            CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------      ---------------   -----   -----    -----------    --------  -----
600080858     WIKNER, ELAINE K W       5333   MALLARD DR         PLESANTON         CA      94566    $271,808.02    7.750     .250
600080859     MARTINO, PAMELA L M      6      GALLOWS RD         BROOKFIELD        CT      6804     $299,788.26    7.750     .250
600080860     TASSEL, JAMIE YALE       12     AVON ST            LEXINGTON         MA      2173     $286,583.72    7.750     .250
600080861     ARUNKUMAR, RENUKA ARU    36-18  CATOONAH ST        RIDGEFIELD        CT      6877     $359,758.44    8.000     .250
600080862     STRAUS, LORI C STR       19602  NE110TH PLACE      BOTHELL           WA      98011    $238,461.83    7.750     .250
600080863     HUNIHAN, MARIJO HUN      22     BRIERBROOK LANE    WESTON            CT      6883     $327,796.13    8.375     .250
600080864     MCGRATH, KAY C MCGR      12303  S CYPRESS PT WAY   DRAPER            UT      84020    $233,201.20    8.250     .250
600080865     ROWLAND, LUCY A ROW      22     EASTRN PT  BLVD    GLOUCESTER        MA      1930     $539,664.35    8.375     .250
600080866     GUTMAN, RENEE C GU       9      NEJUNIPER HILL RD  ALBUQURQUE        NM      87122    $224,833.02    7.500     .250
600080868     MOORE, KATHLEEN L        5901   S 77TH ST          LINCOLN           NE      68516    $219,852.39    8.000     .250
600080869     CASEY, MARY E CAS        3      OLD RESERVOR RD    GLASTONBURY       CT      6033     $224,589.29    7.875     .250
600080870     WERMANN, ESTRELLA M      417    OAK AVE            RIVER EDGE        NJ      7661     $223,631.37    8.250     .250
600080871     MCDONALD, JANE C MCD     323    HEMLOCK CIRCLE     LINCOLN           MA      1773     $234,834.14    7.750     .250
600080872     BERN, SUZANNE LE         2536   CANYON VIEW LN     PASSADENA         CA      91107    $403,456.04    8.000     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600080858         7.500     .0425     7.458    08/01/2027  8262832                    $1,948.65                  09/01/1997
600080859         7.500     .0425     7.458    08/01/2027  8263952                    $2,149.24                  09/01/1997
600080860         7.500     .0425     7.458    07/01/2027  8293852                    $2,056.82         7        09/01/1997
600080861         7.750     .0425     7.708    08/01/2027  8317862                    $2,641.56        19        09/01/1997
600080862         7.500     .0425     7.458    07/01/2027  8420182                    $1,710.79                  09/01/1997
600080863         8.125     .0425     8.083    08/01/2027  8470532                    $2,493.04                  09/01/1997
600080864         8.000     .0425     7.958    08/01/2027  8477172                    $1,753.08                  09/01/1997
600080865         8.125     .0425     8.083    08/01/2027  8488072                    $4,104.40                  09/01/1997
600080866         7.250     .0425     7.208    08/01/2027  8489702                    $1,573.23                  09/01/1997
600080868         7.750     .0425     7.708    08/01/2027  8493812                    $1,614.28                  09/01/1997
600080869         7.625     .0425     7.583    07/01/2027  8498892                    $1,631.41         2        09/01/1997
600080870         8.000     .0425     7.958    08/01/2017  8499092                    $1,908.63         1        09/01/1997
600080871         7.500     .0425     7.458    08/01/2027  8500562                    $1,683.57                  09/01/1997
600080872         7.750     .0425     7.708    07/01/2027  8501642                    $2,964.41                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600080858       360                                                                         $340,000.00    N
600080859       360                                                                         $500,000.00    N
600080860       360                                                                         $319,000.00    N
600080861       360                                                                         $400,000.00    N
600080862       360                                                                         $298,500.00    N
600080863       360                                                                         $410,000.00    N
600080864       360                                                                         $291,695.00    N
600080865       360                                                                         $675,000.00    N
600080866       360                                                                         $325,000.00    N
600080868       360                                                                         $290,000.00    N
600080869       360                                                                         $262,000.00    N
600080870       240                                                                         $260,400.00    N
600080871       360                                                                         $295,000.00    N
600080872       360                                                                         $610,000.00    N

 (vlegal.ace v1.4)                                                    Page    88
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  10:57:49               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                     SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS            CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------      ---------------   -----   -----    -----------    --------  -----
600080873     NGUYEN, CHARLENE T       18269   FALLENLEAF CIR    FOUNTAIN VALLEY   CA      92708    $279,623.00    8.000     .250
600080874     PATCH, DOUGLAS A         41      GRAY ST           BOSTON            MA      2116     $385,877.85    8.750     .250
600080875     FINE, SUSAN F FI         31      LUCILLE PLACE     NEWTON UPPER FA   MA      2164     $222,400.00    8.125     .250
600080876     BUHL, KAREN S BU         10360   LOMA CIRCLE       GROSSE ILE        MI      48138    $249,836.47    8.125     .250
600080877     RICKMAN, BARBARA LY      5750    BUCK HOLLOW DR    ALPHARETTA        GA      30005    $299,798.70    8.000     .250
600080878     STROYNOWSKI, IWONA STRO  7234    BROOKSHIRE DR     DALLAS            TX      75230    $331,564.19    8.125     .250
600080879     BELL, BARBARA A          1211    ASHLAND           WILMETTE          IL      60091    $592,131.73    8.375     .250
600080880     HARMSEN, RAMONA K H      16535   ASHBY LN          EDEN PRAIRIE      MN      55347    $233,730.71    7.625     .250
600080881     ROEBUCK, LING LI RO      438     E NORTH WATER ST  CHICAGO           IL      60611    $371,030.82    8.625     .250
600080882     KOLLEVOL, JUDITH MYE     2908    NW32ND ST         WASHINGTON        DC      20008    $463,680.68    7.875     .250
600080883     MONTGOMERY, JENNIFER M   642     VOSS ROAD         HOUSTON           TX      77024    $400,000.00    7.750     .250
600080884     GIANNOLA, THERESA GI     6639    HAWTHORNE ST      MCLEAN            VA      22101    $399,474.91    8.125     .250
600080885     KAUSHAL, SAVITA KAU      3832    RUSSETT FALLS     LAS VEGAS         NV      89129    $248,079.15    7.875     .250
600080886     BAARRETO, DONNA F BA     25870   RIDGEWOOD LANE    LOS ALTOS HILLS   CA      94022    $249,832.26    8.000     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600080873         7.750     .0425     7.708    07/01/2027  8504612                    $2,054.54                  09/01/1997
600080874         8.500     .0425     8.458    08/01/2027  8504992                    $3,037.46        13        09/01/1997
600080875         7.875     .0425     7.833    09/01/2027  8508022                    $1,651.32                  09/01/1997
600080876         7.875     .0425     7.833    08/01/2027  8514812                    $1,856.24                  09/01/1997
600080877         7.750     .0425     7.708    08/01/2027  8514962                    $2,201.30                  09/01/1997
600080878         7.875     .0425     7.833    07/01/2027  8515512                    $2,465.09                  09/01/1997
600080879         8.125     .0425     8.083    08/01/2027  8534762                    $4,503.43                  09/01/1997
600080880         7.375     .0425     7.333    08/01/2027  8536552                    $1,655.53                  09/01/1997
600080881         8.375     .0425     8.333    08/01/2027  8541262                    $2,887.54                  09/01/1997
600080882         7.625     .0425     7.583    08/01/2027  8550812                    $3,364.33                  09/01/1997
600080883         7.500     .0425     7.458    09/01/2027  8553912                    $2,865.65                  09/01/1997
600080884         7.875     .0425     7.833    07/01/2027  8560722                    $2,969.99                  09/01/1997
600080885         7.625     .0425     7.583    08/01/2027  8560952                    $1,799.99        12        09/01/1997
600080886         7.750     .0425     7.708    08/01/2027  8561502                    $1,834.41                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP            BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE           TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------          -------
600080873       360                                                                         $  350,000.00    N
600080874       360                                                                         $  429,000.00    N
600080875       360                                                                         $  278,000.00    N
600080876       360                                                                         $  435,000.00    N
600080877       360                                                                         $  377,572.00    N
600080878       360                                                                         $  415,000.00    N
600080879       360                                                                         $  790,000.00    N
600080880       360                                                                         $  292,400.00    N
600080881       360                                                                         $  495,000.00    N
600080882       360                                                                         $  580,000.00    N
600080883       360                                                                         $  535,000.00    N
600080884       360                                                                         $  638,536.00    N
600080885       360                                                                         $  275,875.00    N
600080886       360                                                                         $1,025,000.00    N

 (vlegal.ace v1.4)                                                    Page    89
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  10:57:49               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600080887     COHEN, GILLIAN M         1630    GREENFIELD AVE   LOS ANGELES       CA      90025    $214,555.94    8.000     .250
600080888     HAZEL, PATRICIA E        1018    KENDALL KNOLL    MATTHEWS          NC      28105    $264,713.03    7.750     .250
600080889     WOODARD, CYNTHIA A       3604    LACOSTA DR       JONESBORO         AR      72401    $249,827.96    7.875     .250
600080891     DANIELS, JANET DANI      1707    THOMAS CIRCLE    MANHATTAN         KS      66502    $299,793.54    7.875     .250
600080892     LINSALATA, LISA C LIN    1651    S MOHAWK WAY     SALT LAKE CITY    UT      84108    $285,787.75    7.500     .250
600080893     CAREL, KIMERA J C        5717    COUNTRY CLUB     EDMOND            OK      73003    $368,752.41    8.000     .250
600080894     CAUDLE, R ROXANNE        5909    GLENDOWER LN     PLANO             TX      75093    $319,768.39    7.625     .250
600080895     PEDERSEN, LYLE C PED     585     ROSECRANS ST     SAN DIEGO         CA      92106    $499,638.11    7.625     .250
600080896     CHMURA, SUSAN J CH       16      LANSING DR       NASHUA            NH      3062     $227,431.08    7.500     .250
600080897     BARTON, SUSAN A BA       13808   DUNCAN RUN RD    GALENA            OH      43021    $253,000.00    7.875     .250
600080898     CULLINAN, SHERRY CUL     25238N  ROPING RD        SCOTTSDALE        AZ      85255    $267,806.03    7.625     .250
600080899     SEMKIW, OKSANA SEM       836     GRANDVIEW AVE    FULLERTON         CA      92832    $254,224.92    7.875     .250
600080901     PLOWDEN, TERRY R PL      540     SERPENTINE DR    DEL MAR           CA      92014    $429,680.87    7.500     .250
600080902     ORTOLANO, RHONDA S O     10      CANTERBURY LN    MONROE            CT      6468     $319,285.62    8.000     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600080887         7.750     .0425     7.708    08/01/2027  8566462                    $1,575.39                  09/01/1997
600080888         7.500     .0425     7.458    08/01/2027  8567342                    $1,897.78        14        09/01/1997
600080889         7.625     .0425     7.583    08/01/2027  8568132                    $1,812.67                  09/01/1997
600080891         7.625     .0425     7.583    08/01/2027  8580302                    $2,175.21                  09/01/1997
600080892         7.250     .0425     7.208    08/01/2027  8580882                    $1,999.75                  09/01/1997
600080893         7.750     .0425     7.708    08/01/2027  8582772                    $2,707.59        12        09/01/1997
600080894         7.375     .0425     7.333    08/01/2027  8583952                    $2,264.94                  09/01/1997
600080895         7.375     .0425     7.333    08/01/2027  8585092                    $3,538.97                  09/01/1997
600080896         7.250     .0425     7.208    08/01/2027  8585422                    $1,591.42         2        09/01/1997
600080897         7.625     .0425     7.583    09/01/2027  8599702                    $1,834.43                  09/01/1997
600080898         7.375     .0425     7.333    08/01/2027  8599832                    $1,896.89                  09/01/1997
600080899         7.625     .0425     7.583    08/01/2027  8600732                    $1,844.58                  09/01/1997
600080901         7.250     .0425     7.208    08/01/2027  8604932                    $3,006.63                  09/01/1997
600080902         7.750     .0425     7.708    08/01/2027  8606622                    $2,344.38        12        09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600080887       360                                                                         $350,000.00    N
600080888       360                                                                         $294,354.00    N
600080889       360                                                                         $575,000.00    N
600080891       360                                                                         $390,000.00    N
600080892       360                                                                         $357,500.00    N
600080893       360                                                                         $410,000.00    N
600080894       360                                                                         $400,000.00    N
600080895       360                                                                         $750,000.00    N
600080896       360                                                                         $252,900.00    N
600080897       360                                                                         $320,000.00    N
600080898       360                                                                         $335,000.00    N
600080899       360                                                                         $318,000.00    N
600080901       360                                                                         $538,000.00    N
600080902       360                                                                         $355,000.00    N

 (vlegal.ace v1.4)                                                    Page    90
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  10:57:49               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                     SCHEDULED     INTEREST  LNDR
LOAN #      BORROWER                   STREET ADDRESS            CITY              STATE    ZIP       BALANCE        RATE     FEE
------      --------------------       --------------------      ---------------   -----   -----    -----------    --------  -----
600080903   FERRIS, ANN K FERR         1305   BLEVETT AVENUE     SAN JOSE          CA      95125    $265,821.51    8.000     .250
600080904   KUSHIDA, YAYOI KUSH        9230   SHADOW BROOK PL    GRANITE BAY       CA      95746    $327,768.50    7.750     .250
600080905   KEENAN, SHARON P K         3134   E 86TH ST SOUTH    TULSA             OK      74137    $339,753.92    7.625     .250
600080906   PATTON, THERESA A          230    WILDWOOD AVE       PIEDMONT          CA      94610    $319,774.15    7.750     .250
600080907   VANDEVEN, SALLY A VA       3614   MARY CT            WHITMORE LAKE     MI      48189    $251,589.46    8.250     .250
600080908   LECLAIR, MARIA K LE        811    BLAUVELT STR       RIVER VALE        NJ      7675     $245,543.32    8.250     .250
600080909   MITCHELL, LYNN FITCH       517    LAKE HOLLOW        MADISON           MS      39110    $292,588.08    7.625     .250
600080910   BOTTGER, LOURDES BO        3701   E MCGILVRA STREET  SEATTLE           WA      98112    $449,666.03    7.500     .250
600080911   GALIN, MARGURITE           5005   S WOODLAND AVE     WESTERN SPRINGS   IL      60558    $325,200.00    7.875     .250
600080912   ALICE, P KWONG AL          217    MURCIA COURT       DANVILLE          CA      94506    $422,716.17    8.000     .250
600080913   GRIEGO, DIANE M GR         6846   TRINIDAD DRIVE     SAN JOSE          CA      95120    $274,810.75    7.875     .250
600080914   OJAKANAS-FRIEHS, CATHERIN  7      FOSTER WAY         E GREENWICH       RI      2818     $399,710.49    7.625     .250
600080915   HENDRIX, CATHERINE         3141   E DRY CREEK RD     PHOENIX           AZ      85044    $237,898.20    8.250     .250
600080916   BERNSTEIN, STEVEN J B      2468   PRESIDIO DRIVE     SAN DIEGO         CA      92103    $269,800.00    8.000     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600080903         7.750     .0425     7.708    08/01/2027  8606982                    $1,951.82                  09/01/1997
600080904         7.500     .0425     7.458    08/01/2027  8607252                    $2,349.83                  09/01/1997
600080905         7.375     .0425     7.333    08/01/2027  8607882                    $2,406.50                  09/01/1997
600080906         7.500     .0425     7.458    08/01/2027  8608472                    $2,292.52                  09/01/1997
600080907         8.000     .0425     7.958    08/01/2027  8609982                    $1,891.32         1        09/01/1997
600080908         8.000     .0425     7.958    08/01/2027  8610072                    $1,845.87        19        09/01/1997
600080909         7.375     .0425     7.333    08/01/2027  8611042                    $2,072.42                  09/01/1997
600080910         7.250     .0425     7.208    08/01/2027  8614822                    $3,146.47                  09/01/1997
600080911         7.625     .0425     7.583    09/01/2027  8615232                    $2,357.93                  09/01/1997
600080912         7.750     .0425     7.708    08/01/2027  8616702                    $3,103.83                  09/01/1997
600080913         7.625     .0425     7.583    08/01/2027  8617312                    $1,993.94                  09/01/1997
600080914         7.375     .0425     7.333    08/01/2027  8617392                    $2,831.18        19        09/01/1997
600080915         8.000     .0425     7.958    08/01/2027  8619002                    $1,788.39         7        09/01/1997
600080916         7.750     .0425     7.708    08/01/2027  8619852                    $1,981.16                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600080903       360                                                                         $386,000.00    N
600080904       360                                                                         $410,000.00    N
600080905       360                                                                         $425,000.00    N
600080906       360                                                                         $400,000.00    N
600080907       360                                                                         $265,000.00    N
600080908       360                                                                         $273,000.00    N
600080909       360                                                                         $366,000.00    N
600080910       360                                                                         $785,000.00    N
600080911       360                                                                         $445,000.00    N
600080912       360                                                                         $590,000.00    N
600080913       360                                                                         $430,000.00    N
600080914       360                                                                         $447,900.00    N
600080915       360                                                                         $264,500.00    N
600080916       360                                                                         $725,000.00    N

 (vlegal.ace v1.4)                                                    Page    91
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                      SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS             CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------       ---------------   -----   -----    -----------    --------  -----
600080917     LENARDUZZI, DEBRA A LE   W238N 3214 HGH MDW CT      PEWAUKEE          WI      53072    $227,847.01    8.000     .250
600080918     LOGAN, STACEY A L        13804E 231ST  STREET CT    GRAHAM            WA      98338    $229,038.23    7.750     .250
600080919     LAVERTY, ROBERT R L      2480    MONTEREY DRIVE     ESCONDIDO         CA      92029    $260,815.78    7.750     .250
600080920     VALFER, LINDA H VA       5681  CAMINITO DNZRIN      LA JOLLA          CA      92037    $270,000.00    7.625     .250
600080921     ROBERTS, LESLIE ROB      8317    BARTLEY CIR        PLANO             TX      75024    $246,725.74    7.750     .250
600080922     STARR, ROBERT STA        6245  N POINTE COURT       APTOS             CA      95003    $419,710.96    7.875     .250
600080923     ORLEANS, MARIA L OR      11979  MOUNTAIN PASS       SAN DIEGO         CA      92128    $226,635.85    7.625     .250
600080924     SHIFFLETT, MELVIN E S    14115   CAINE STABLE RD    OCEAN CITY        MD      21842    $223,849.70    8.000     .250
600080925     GONG, JILL S GON         3361    JERICHO LANE       SAN JOSE          CA      95117    $280,000.00    8.250     .250
600080926     BRAND, DIANNE BRA        72      MAGNOLIA DRIVE     ATHERTON          CA      94027    $993,000.00    8.125     .250
600080927     JONES, JENNIFER J        178     BELWOOD GATEWAY    LOS GATOS         CA      95032    $394,900.00    8.125     .250
600080928     SCULLY, SUSAN A SC       7431    WASHINGTON AVE     UNIVERSITY CITY   MO      63130    $344,756.50    7.750     .250
600080929     MACK, DONNA E MA         941     TANWORTH DRIVE     RALEIGH           NC      27615    $219,840.77    7.625     .250
600080930     ORCUTT, JAMES M OR       1811    CHEROKEE ROSE CIR  MT PLEASANT       SC      29464    $355,249.09    7.750     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600080917         7.750     .0425     7.708    08/01/2027  8624072                    $1,672.99                  09/01/1997
600080918         7.500     .0425     7.458    08/01/2027  8629132                    $1,642.02                  09/01/1997
600080919         7.500     .0425     7.458    08/01/2027  8629932                    $1,869.84         1        09/01/1997
600080920         7.375     .0425     7.333    09/01/2027  8630062                    $1,911.05                  09/01/1997
600080921         7.500     .0425     7.458    08/01/2027  8630652                    $1,768.82        12        09/01/1997
600080922         7.625     .0425     7.583    08/01/2027  8633942                    $3,045.29                  09/01/1997
600080923         7.375     .0425     7.333    08/01/2027  8634212                    $1,605.28         1        09/01/1997
600080924         7.750     .0425     7.708    08/01/2027  8634612                    $1,643.63                  09/01/1997
600080925         8.000     .0425     7.958    09/01/2027  8635052                    $2,103.55                  09/01/1997
600080926         7.875     .0425     7.833    09/01/2027  8638062                    $7,373.00                  09/01/1997
600080927         7.875     .0425     7.833    09/01/2027  8638552                    $2,932.12                  09/01/1997
600080928         7.500     .0425     7.458    08/01/2027  8641882                    $2,471.62                  09/01/1997
600080929         7.375     .0425     7.333    08/01/2027  8642262                    $1,557.15                  09/01/1997
600080930         7.500     .0425     7.458    08/01/2027  8644492                    $2,546.85        14        09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP            BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE           TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------          -------
600080917       360                                                                         $  305,000.00    N
600080918       360                                                                         $  286,500.00    N
600080919       360                                                                         $  290,000.00    N
600080920       360                                                                         $  373,000.00    N
600080921       360                                                                         $  259,900.00    N
600080922       360                                                                         $  525,000.00    N
600080923       360                                                                         $  252,000.00    N
600080924       360                                                                         $  280,000.00    N
600080925       360                                                                         $  370,000.00    N
600080926       360                                                                         $1,700,000.00    N
600080927       360                                                                         $  500,000.00    N
600080928       360                                                                         $  435,000.00    N
600080929       360                                                                         $  275,000.00    N
600080930       360                                                                         $  395,000.00    N

 (vlegal.ace v1.4)                                                    Page    92
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600080931     ANDREWS, D CAROLYN       8172 SW 171ST PLACE      BEAVERTON         OR      97007    $219,848.60    7.875     .250
600080932     RAYMOND, KAREN M RA      2506  WINDING OAK DRI    CHARLOTTE         NC      28270    $255,600.00    7.875     .250
600080933     PHILLIPS, MYRNA L PH     885     HILLMAR ST       SANTA CLARA       CA      95050    $323,777.03    7.875     .250
600080934     FLEMING, CLARANELL       703     BEN NEVIS CT     BRENTWOOD         TN      37027    $606,552.97    8.125     .250
600080935     FISHER, RHEA FISHE       2304  SEHORSETREE PLACE  DECATUR           AL      35601    $281,046.44    7.625     .250
600080936     KEETH, SUZANNE L         5077N FIFESHIRE PL       BOISE             ID      83713    $332,770.83    7.875     .250
600080937     COX, SUSAN ELAI          198     HELEUMA PL       KIHEI             HI      96753    $648,503.46    8.500     .250
600080938     KISHINO, NANCY D KI      2157    OAKCREST DRIVE   RIVERSIDE         CA      92506    $405,254.35    8.500     .250
600080939     BATTIEST, MARISA B B     1155E COTTONWOOD LANE    PHOENIX           AZ      85048    $229,456.92    8.500     .250
600080940     CASSELL, BARBARA A       70      WELLSLEY STREET  WESTON            MA      2193     $329,329.92    7.990     .250
600080941     STRICKLAND, JEAN MARIE   6       WALDEN COURT     MEDFIELD          MA      2052     $402,735.61    8.375     .250
600080942     WILSON, YESMIN H W               COUNTRY LANE     KATHLEEN          GA      31047    $334,070.16    8.250     .250
600080943     GROS, KIMBERLY E         4313  SW102 TERRACE      GAINESVILLE       FL      32608    $368,539.69    8.375     .250
600080944     BENNETT, BELINDA L       33311 N 62ND STREET      CAVE CREEK        AZ      85331    $306,423.52    8.375     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600080931         7.625     .0425     7.583    08/01/2027  8648422                    $1,595.15                  09/01/1997
600080932         7.625     .0425     7.583    09/01/2027  8654302                    $1,853.28        19        09/01/1997
600080933         7.625     .0425     7.583    08/01/2027  8654892                    $2,349.22                  09/01/1997
600080934         7.875     .0425     7.833    08/01/2027  8672802                    $4,506.59                  09/01/1997
600080935         7.375     .0425     7.333    08/01/2027  8798742                    $1,990.67                  09/01/1997
600080936         7.625     .0425     7.583    08/01/2027  8798782                    $2,414.48         2        09/01/1997
600080937         8.250     .0425     8.208    08/01/2027  8822152                    $4,997.17                  09/01/1997
600080938         8.250     .0425     8.208    08/01/2027  8933882                    $3,117.94                  09/01/1997
600080939         8.250     .0425     8.208    08/01/2027  8951562                    $1,765.39         2        09/01/1997
600080940         7.740     .0425     7.698    06/01/2027  1276943                    $2,419.13                  09/01/1997
600080941         8.125     .0425     8.083    05/01/2027  5961442                    $3,068.80         1        09/01/1997
600080942         8.000     .0425     7.958    07/01/2027  6369632                    $2,515.25         7        09/01/1997
600080943         8.125     .0425     8.083    07/01/2027  7080035                    $2,804.67        19        09/01/1997
600080944         8.125     .0425     8.083    06/01/2027  7082226                    $2,333.43                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600080931       360                                                                         $275,000.00    N
600080932       360                                                                         $284,000.00    N
600080933       360                                                                         $405,000.00    N
600080934       360                                                                         $758,740.00    N
600080935       360                                                                         $375,000.00    N
600080936       360                                                                         $374,450.00    N
600080937       360                                                                         $950,000.00    N
600080938       360                                                                         $540,000.00    N
600080939       360                                                                         $255,107.00    N
600080940       360                                                                         $519,000.00    N
600080941       360                                                                         $477,000.00    N
600080942       360                                                                         $372,000.00    N
600080943       360                                                                         $410,000.00    N
600080944       360                                                                         $425,000.00    N

 (vlegal.ace v1.4)                                                    Page    93
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600080945     DU RIVAGE, GUY H DU      2422  NE8TH ST           FORT LAUDERDALE   FL      33304    $327,368.22    8.250     .250
600080946     KNISTER, JODY KNIST      509     WEDGEWOOD COURT  HINSDALE          IL      60521    $403,011.01    8.500     .250
600080947     LINKNER, WILLIAM J       4  CARMAN MILL ROA       MASSAPEQUA        NY      11758    $256,952.48    8.750     .250
600080948     JONAS, VALERIE JO        6400  PINE TREE DRIVE    MIAMI BEACH       FL      33141    $279,513.19    8.750     .250
600080949     TREMBLAY, EILEEN M T     334     CREST DRIVE      SAN JOSE          CA      95127    $415,488.12    8.500     .250
600080950     KOKINAKOS, STELLA B K    6543    NEWPORT LAKE CI  BOCA RATON        FL      33496    $313,099.42    8.375     .250
600080951     HUGHES, JULIA MARI       138N TAYLOR POINT DR     WOODLANDS         TX      77382    $310,519.48    8.000     .250
600080952     SLADKY, MARITA SLA       FC 1-A  ANCHOR DRIVE     KEY LARGO         FL      33037    $271,669.28    8.500     .250
600080954     WHITAKER, JOHN S WH      1934 0NE 162ND AVENUE    WOODINVILLE       WA      98072    $291,922.08    8.125     .250
600080956     FORD, PAMELA SUE               COUNTRY CLUB DR    LYNN HAVEN        FL      32444    $246,511.58    8.000     .250
600080957     TARVIN, CHRYS L TA       1711  S 42ND ST          ROGERS            AR      72756    $221,882.58    8.375     .250
600080958     MAYES, CAROLYN MA        4298    GOLDEN GROVE     GREENWOOD         IN      46143    $269,671.70    8.500     .250
600080959     CANDELARIO, TAMMIE R C   2714    CORTE PONDEROSA  PLEASANTON        CA      94566    $334,781.86    8.375     .250
600080960     ONEILL, PATRICIA O       4345  VINCA CT           BOULDER           CO      80304    $315,635.06    8.750     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600080945         8.000     .0425     7.958    06/01/2027  7084984                    $2,464.15                  09/01/1997
600080946         8.250     .0425     8.208    06/01/2027  7086355                    $3,104.49         2        09/01/1997
600080947         8.500     .0425     8.458    06/01/2027  7086425                    $2,024.97        19        09/01/1997
600080948         8.500     .0425     8.458    06/01/2027  7086522                    $2,202.76                  09/01/1997
600080949         8.250     .0425     8.208    06/01/2027  7090399                    $3,200.61                  09/01/1997
600080950         8.125     .0425     8.083    06/01/2027  7090578                    $2,394.23                  09/01/1997
600080951         7.750     .0425     7.708    06/01/2027  7091665                    $2,283.11                  09/01/1997
600080952         8.250     .0425     8.208    07/01/2027  7092203                    $2,091.44                  09/01/1997
600080954         7.875     .0425     7.833    06/01/2027  7093197                    $2,171.81        12        09/01/1997
600080956         7.750     .0425     7.708    04/01/2027  8124072                    $1,834.42                  09/01/1997
600080957         8.125     .0425     8.083    06/01/2027  8136072                    $1,689.64        19        09/01/1997
600080958         8.250     .0425     8.208    07/01/2027  8166042                    $2,076.07        19        09/01/1997
600080959         8.125     .0425     8.083    07/01/2027  8182872                    $2,547.76                  09/01/1997
600080960         8.500     .0425     8.458    07/01/2027  8191952                    $2,485.98                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600080945       360                                                                         $420,000.00    N
600080946       360                                                                         $481,000.00    N
600080947       360                                                                         $286,000.00    N
600080948       360                                                                         $350,000.00    N
600080949       360                                                                         $555,000.00    N
600080950       360                                                                         $545,000.00    N
600080951       360                                                                         $420,000.00    N
600080952       360                                                                         $340,000.00    N
600080954       360                                                                         $325,000.00    N
600080956       360                                                                         $328,000.00    N
600080957       360                                                                         $234,000.00    N
600080958       360                                                                         $320,000.00    N
600080959       360                                                                         $420,000.00    N
600080960       360                                                                         $405,000.00    N

 (vlegal.ace v1.4)                                                    Page    94
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #       BORROWER                STREET ADDRESS             CITY              STATE    ZIP       BALANCE        RATE     FEE
------       --------------------    --------------------       ---------------   -----   -----    -----------    --------  -----
600080961    LAWSON, ROBERT B L      6825  E 118TH STREET SOUT  BIXBY             OK      74008    $431,432.91    8.125     .250
600080962    OLSEN, KARIN H OL       1714  E BROWNING AVE       SALT LAKE CITY    UT      84108    $215,594.40    8.375     .250
600080963    NURNBERG, LINDA J NU    30204   UPPER BEAR CREEK   EVERGREEN         CO      80439    $314,385.97    8.000     .250
600080964    CHERNICOFF, STANLEY E   1622    MADRONA DRIVE      SEATTLE           WA      98122    $269,438.90    7.875     .250
600080965    SHEPHERD, SUSAN A SH    40  CORTE DEL CORON        LARKSPUR          CA      94939    $608,605.07    8.375     .250
600080966    TORRES, MARIA SAND      13356   GOLDEN VALLEY      GRENADA HILLS     CA      91344    $242,588.28    8.875     .250
600080967    JONES, JENNIFER C       129     OLD REDDING RD     REDDING           CT      6896     $241,690.30    8.250     .250
600080968    ANTONOFF, SHERRY ANT    343     KENT AVENUE        KENTFIELD         CA      94904    $301,355.30    8.250     .250
600080969    JENNINGS, CAROL JENN    152     HIGHLAND AVENUE    EASTCHESTER       NY      10707    $314,438.05    8.625     .250
600080970    MCGRAW, NANCY F MC      43      DURANCE DRIVE      LITTLE ROCK       AR      72211    $279,397.91    8.000     .250
600080971    WEISS, IRENE WEIS       2073    REDGROVE WAY       UPLAND            CA      91784    $239,560.73    8.500     .250
600080972    BOGGS, LEZLIE L B       12809   VAL VERDE DRIVE    OKLAHOMA CITY     OK      73142    $259,486.33    8.125     .250
600080973    STUTTING, RICHARD ST    162     RIPLEY STREET      SAN FRANCISCO     CA      94110    $283,597.82    7.750     .250
600080974    HOSKINS, MARLA A HO     1466  CAMINITO SLIDGO      LA JOLLA          CA      92037    $345,622.06    7.875     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600080961         7.875     .0425     7.833    07/01/2027  8242842                    $3,207.59                  09/01/1997
600080962         8.125     .0425     8.083    06/01/2027  8253442                    $1,641.76                  09/01/1997
600080963         7.750     .0425     7.708    07/01/2027  8258232                    $2,311.36                  09/01/1997
600080964         7.625     .0425     7.583    06/01/2027  8260462                    $1,957.69                  09/01/1997
600080965         8.125     .0425     8.083    06/01/2027  8262682                    $4,634.54                  09/01/1997
600080966         8.625     .0425     8.583    06/01/2027  8267652                    $1,933.42        19        09/01/1997
600080967         8.000     .0425     7.958    07/01/2027  8269682                    $1,818.07                  09/01/1997
600080968         8.000     .0425     7.958    06/01/2027  8273382                    $2,268.83                  09/01/1997
600080969         8.375     .0425     8.333    06/01/2027  8276362                    $2,450.04                  09/01/1997
600080970         7.750     .0425     7.708    06/01/2027  8282872                    $2,054.54                  09/01/1997
600080971         8.250     .0425     8.208    06/01/2027  8283062                    $1,845.39         7        09/01/1997
600080972         7.875     .0425     7.833    06/01/2027  8284672                    $1,930.49                  09/01/1997
600080973         7.500     .0425     7.458    07/01/2027  8295422                    $2,034.61                  09/01/1997
600080974         7.625     .0425     7.583    07/01/2027  8302602                    $2,509.47        12        09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600080961       360                                                                         $541,500.00    N
600080962       360                                                                         $270,000.00    N
600080963       360                                                                         $420,000.00    N
600080964       360                                                                         $420,000.00    N
600080965       360                                                                         $813,000.00    N
600080966       360                                                                         $275,000.00    N
600080967       360                                                                         $305,000.00    N
600080968       360                                                                         $402,000.00    N
600080969       360                                                                         $420,000.00    N
600080970       360                                                                         $352,000.00    N
600080971       360                                                                         $267,000.00    N
600080972       360                                                                         $335,000.00    N
600080973       360                                                                         $355,000.00    N
600080974       360                                                                         $385,000.00    N

 (vlegal.ace v1.4)                                                    Page    95
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                     SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                STREET ADDRESS             CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------    --------------------       ---------------   -----   -----    -----------    --------  -----
600080976     SMITH, REBECCA A        3505    ORCHID CT          DALWORTHINGTON    TX      76016    $250,778.24    8.375     .250
600080977     SCOTT, MARIA CIRO       2011    HOMEWOOD ROAD      ANNAPOLIS         MD      21402    $645,008.22    8.125     .250
600080978     RAO, MAMATA PAN         548  HIDDEN LAKE CT        BATON ROUGE       LA      70810    $429,449.72    8.250     .250
600080979     KEARNEY, PHILIP KEA     166  PARNASSUS AVENU       SAN FRANCISCO     CA      94117    $272,659.44    8.375     .250
600080980     PFLIEGER, JULIE PFLI    5500  POLLARD ROAD         BETHESDA          MD      20816    $249,530.55    8.375     .250
600080981     CHON, KIYOUNG K         2907    BEAVER LAKE CT     ELLICOTT  CITY    MD      21042    $269,424.62    7.750     .250
600080982     SMITH, MIAN Z SMI       669     LOS NINOS WAY      LOS ALTOS         CA      94022    $456,415.17    8.250     .250
600080983     CHEUNG, JOESPH KIT      225  HILLCREST BLVD        MILLBRAE          CA      94030    $363,260.23    8.000     .250
600080984     LORNE, DENISE C L       161     SACRAMENTO AVENUE  SAN ANSELMO       CA      94960    $239,700.62    8.375     .250
600080985     KERKHOVEN               577 E TYEE DRIVE           SISTERS           OR      97759    $103,936.99    8.500     .250
600080986     DREW                    18785 MEADOWLARK COU       PENN VALLEY       CA      95946    $364,773.13    8.375     .250
600080987     ADAMS                   9755 OAK LEAF WAY          GRANITE BAY       CA      95746    $239,854.60    8.500     .250
600080989     PROVOST                 11707 NE 98TH STREET       KIRKLAND          WA      98033    $123,682.40    9.000     .250
600080990     LEMON                   1008 DAVID STREET SE       OLYMPIA           WA      98503    $106,935.18    8.500     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600080976         8.125     .0425     8.083    06/01/2027  8413602                    $1,909.68                  09/01/1997
600080977         7.875     .0425     7.833    06/01/2027  8416492                    $4,811.38                  09/01/1997
600080978         8.000     .0425     7.958    07/01/2027  8419862                    $3,230.45         1        09/01/1997
600080979         8.125     .0425     8.083    07/01/2027  8470492                    $2,075.00                  09/01/1997
600080980         8.125     .0425     8.083    06/01/2027  8470832                    $1,900.19                  09/01/1997
600080981         7.500     .0425     7.458    06/01/2027  8472392                    $1,934.31                  09/01/1997
600080982         8.000     .0425     7.958    07/01/2027  8481122                    $3,433.29                  09/01/1997
600080983         7.750     .0425     7.708    07/01/2027  8482512                    $2,669.07                  09/01/1997
600080984         8.125     .0425     8.083    07/01/2027  8499342                    $1,824.17                  09/01/1997
600080985         8.250     .0425     8.208    08/01/2027  092455722                  $  799.68                  09/01/1997
600080986         8.125     .0425     8.083    08/01/2027  092459203                  $2,774.27                  09/01/1997
600080987         8.250     .0425     8.208    08/01/2027  092459199                  $1,845.40                  09/01/1997
600080989         8.750     .0425     8.708    08/01/2027  092455599                  $  995.73                  09/01/1997
600080990         8.250     .0425     8.208    08/01/2027  092455601                  $  822.74                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600080976       360                                                                         $340,000.00    N
600080977       360                                                                         $810,000.00    N
600080978       360                                                                         $480,000.00    N
600080979       360                                                                         $385,000.00    N
600080980       360                                                                         $440,000.00    N
600080981       360                                                                         $400,000.00    N
600080982       360                                                                         $587,000.00    N
600080983       360                                                                         $485,000.00    N
600080984       360                                                                         $312,000.00    N
600080985       360                                                                         $230,000.00    N
600080986       360                                                                         $535,000.00    N
600080987       360                                                                         $300,000.00    N
600080989       360                                                                         $170,000.00    N
600080990       360                                                                         $143,000.00    N

 (vlegal.ace v1.4)                                                    Page    96
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600080991     SETTLEMIER               4305 NE ALBERTA COURT    PORTLAND          OR      97211    $ 64,960.62    8.500     .250
600080993     KAISER                   412 SW FIR STREET        WILLIANINA        OR      97396    $ 56,567.43    8.750     .250
600080994     HARVEY                   18625 COUCH MARKET R     BEND              OR      97701    $172,395.50    8.500     .250
600080996     ZUNWALT                  3286/3284 NE FERN LA     MADRAS            OR      97741    $119,925.41    8.375     .250
600080998     TUCKER                   549 NORTHEAST 19TH A     HILLSBORO         OR      97124    $164,902.58    8.625     .250
600080999     GEISTLINGER              13061 SE SHERMAN STREET  PORTLAND          OR      97233    $120,428.85    8.625     .250
600081000     MCNALLY                  24 CERRADO LOOP          SANTA FE          NM      87505    $199,875.68    8.375     .250
600081001     ZINK                     213 GWINN STREET         MONMOUTH          OR               $112,435.27    8.750     .250
600081002     MIRFATHALI               8511 NE 5TH STREET       VANCOUVER         WA      98664    $ 80,956.89    9.125     .250
600081003     GEYER                    1126 LOOKING GLASS W     CENTRAL POINT     OR      97502    $ 95,935.58    8.000     .250
600081004     BARLOW                   979 SW KAMALYN PLACE     BEAVERTON         OR      97005    $110,183.21    8.500     .250
600081005     SANTANA                  16714 10TH AVENUE CT     SPANAWAY          WA      98387    $ 53,465.00    8.125     .250
600081006     DOOLITTLE                2940 GRANT ROAD          EAST WENATCHEE    WA      98802    $ 79,944.94    7.875     .250
600081009     TRUNCER                  7327 KEEN WAY N          SEATTLE           WA      98103    $ 99,937.84    8.375     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600080991         8.250     .0425     8.208    08/01/2027  092455606                  $  499.80                  09/01/1997
600080993         8.500     .0425     8.458    08/01/2027  092459204                  $  445.28                  09/01/1997
600080994         8.250     .0425     8.208    08/01/2027  092455589                  $1,326.38                  09/01/1997
600080996         8.125     .0425     8.083    08/01/2027  092455730                  $  912.09                  09/01/1997
600080998         8.375     .0425     8.333    08/01/2027  092459223                  $1,283.36                  09/01/1997
600080999         8.375     .0425     8.333    08/01/2027  092455597                  $  937.24                  09/01/1997
600081000         8.125     .0425     8.083    08/01/2027  092459276                  $1,520.15                  09/01/1997
600081001         8.500     .0425     8.458    08/01/2027  092455729                  $  885.04         1        09/01/1997
600081002         8.875     .0425     8.833    08/01/2027  092459222                  $  659.05                  09/01/1997
600081003         7.750     .0425     7.708    08/01/2027  092459278                  $  704.42                  09/01/1997
600081004         8.250     .0425     8.208    08/01/2027  092455721                  $  847.73                  09/01/1997
600081005         7.875     .0425     7.833    08/01/2027  092455602                  $  397.24                  09/01/1997
600081006         7.625     .0425     7.583    08/01/2027  092459272                  $  580.06                  09/01/1997
600081009         8.125     .0425     8.083    08/01/2027  092455605                  $  760.08                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600080991       360                                                                         $ 95,000.00    N
600080993       360                                                                         $ 75,500.00    N
600080994       360                                                                         $230,000.00    N
600080996       360                                                                         $210,000.00    N
600080998       360                                                                         $220,000.00    N
600080999       360                                                                         $176,000.00    N
600081000       360                                                                         $285,000.00    N
600081001       360                                                                         $125,000.00    N
600081002       360                                                                         $121,000.00    N
600081003       360                                                                         $120,000.00    N
600081004       360                                                                         $148,500.00    N
600081005       360                                                                         $128,500.00    N
600081006       360                                                                         $146,000.00    N
600081009       360                                                                         $210,000.00    N

 (vlegal.ace v1.4)                                                    Page    97
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600081010     GRAZUL                   702 NE 144TH AVENUE      VANCOUVER         WA      98668    $ 89,950.83    9.000     .250
600081011     SIHAPANYA                4580 MANNING DRIVE N     SALEM             OR      97305    $101,433.60    8.125     .250
600081012     KIM                      12374 SE MOUNTAIN SU     CLACKANAS         OR      97015    $140,105.93    8.000     .250
600081013     BALEISIS                 24104 44TH AVE WEST      MOUNTLAKE TERRA   WA      98043    $ 54,967.52    8.625     .250
600081014     ROLAND                   54818 DEER RUN ROAD      BEND              OR      97702    $ 55,568.83    8.875     .250
600081015     BUTTREY                  3617 NW 131ST STREET     VANCOUVER         WA      98685    $ 90,947.64    8.750     .250
600081017     MACGILVARY               34404 S. WILHOIT ROAD    MOLALLA           OR      97038    $136,063.18    8.250     .250
600081018     KEOGH                    2411 NE 7TH AVENUE       PORTLAND          OR      97212    $147,912.62    8.625     .250
600081019     LEIS                     2541 NW FOLEY COURT      BEND              OR      97701    $344,385.81    8.375     .250
600081020     ORMSBY                   14373 GREENWOOD CIRC     GRASS VALLEY      CA      95945    $317,407.60    8.500     .250
600081021     FOLKER                   1102 SW STEPHENSON R     PORTLAND          OR      97219    $179,896.43    8.750     .250
600081023     TEPLITSKY                1437 E. BLACKLIDGE D     TUCSON            AZ      85719    $ 83,153.35    8.875     .250
600081024     STONE                    1272 SAN CARLOS AVEN     CONCORD           CA      94518    $ 49,970.48    8.625     .250
600081025     WEISHEIMER               1140 SHERMAN AVENUE      MENLO PARK        CA      94025    $114,932.10    8.625     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600081010         8.750     .0425     8.708    08/01/2027  092459273                  $  724.17                  09/01/1997
600081011         7.875     .0425     7.833    08/01/2027  092459275                  $  753.64                  09/01/1997
600081012         7.750     .0425     7.708    08/01/2027  092455727                  $1,028.74                  09/01/1997
600081013         8.375     .0425     8.333    08/01/2027  092455600                  $  427.79                  09/01/1997
600081014         8.625     .0425     8.583    08/01/2027  092455731                  $  442.38                  09/01/1997
600081015         8.500     .0425     8.458    08/01/2027  092459205                  $  715.90                  09/01/1997
600081017         8.000     .0425     7.958    08/01/2027  092455603                  $1,022.85                  09/01/1997
600081018         8.375     .0425     8.333    08/01/2027  092459274                  $1,151.13                  09/01/1997
600081019         8.125     .0425     8.083    08/01/2027  092455325                  $2,619.21                  09/01/1997
600081020         8.250     .0425     8.208    08/01/2027  092455457                  $2,442.07                  09/01/1997
600081021         8.500     .0425     8.458    08/01/2027  092459202                  $1,416.07                  09/01/1997
600081023         8.625     .0425     8.583    08/01/2027  092455344                  $  661.98                  09/01/1997
600081024         8.375     .0425     8.333    08/01/2027  092455449                  $  388.90                  09/01/1997
600081025         8.375     .0425     8.333    08/01/2027  092455475                  $  894.46                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600081010       360                                                                         $120,000.00    N
600081011       360                                                                         $126,900.00    N
600081012       360                                                                         $186,950.00    N
600081013       360                                                                         $135,000.00    N
600081014       360                                                                         $ 69,500.00    N
600081015       360                                                                         $140,000.00    N
600081017       360                                                                         $245,000.00    N
600081018       360                                                                         $185,000.00    N
600081019       360                                                                         $435,000.00    N
600081020       360                                                                         $397,000.00    N
600081021       360                                                                         $240,000.00    N
600081023       360                                                                         $104,000.00    N
600081024       360                                                                         $108,000.00    N
600081025       360                                                                         $445,000.00    N

 (vlegal.ace v1.4)                                                    Page    98
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600081026     GABRIEL                  21324 S. LELAND ROAD     OREGON CITY       OR      97045    $102,639.36    8.625     .250
600081027     COLE                     930 PINEWOOD BOULEVARD   MUNDS PARK        AZ      86017    $ 82,454.93    9.000     .250
600081028     RAMIREZ                  508 KESNER AVENUE        SACRAMENTO        CA      95838    $ 46,373.30    8.750     .250
600081029     CHAVEZ                   11915 OLD MILITARY R     LAKEWOOD          WA      98498    $ 52,921.07    7.500     .250
600081030     SHAW                     61351 ROBIN HOOD LANE    BEND              OR      97702    $ 69,962.74    9.125     .250
600081031     WENDT, JR.               14908 S. ALFALFA ROAD    POWER BUTTE       OR      97753    $124,929.92    8.875     .250
600081032     BUSH                     810 E. COCHISE DRIVE     PHOENIX           AZ      85020    $ 45,844.18    8.500     .250
600081033     REYES                    6033 W. TOWNLEY AVENUE   GLENDALE          AZ      85302    $ 37,777.10    8.500     .250
600081034     STEVENS                  10430 SW HOODVIEW DR     TIGARD            OR      97224    $159,897.97    8.250     .250
600081035     MAGDA                    1217 NE 157TH AVENUE     PORTLAND          OR      97230    $129,923.25    8.625     .250
600081036     DOPPS                    13212 22ND AVENUE SO     SEATTLE           WA      98168    $ 75,958.48    9.000     .250
600081037     ALIHASAN                 10050 SW SHEARWATER      BEAVERTON         OR      97007    $139,912.97    8.375     .250
600081038     DUNN                     3607 N. 87TH AVENUE      PHOENIX           AZ      85037    $ 56,632.80    8.625     .250
600081039     JACKSON                  115 OAK STREET           WHITE SALMON      WA      98672    $186,877.68    8.125     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600081026         8.375     .0425     8.333    08/01/2027  092455324                  $  798.80                  09/01/1997
600081027         8.750     .0425     8.708    08/01/2027  092455373                  $  663.82                  09/01/1997
600081028         8.500     .0425     8.458    08/01/2027  092455442                  $  365.03                  09/01/1997
600081029         7.250     .0425     7.208    07/01/2027  092455452                  $  370.59                  09/01/1997
600081030         8.875     .0425     8.833    08/01/2027  092455476                  $  569.55                  09/01/1997
600081031         8.625     .0425     8.583    08/01/2027  092455329                  $  994.56                  09/01/1997
600081032         8.250     .0425     8.208    07/01/2027  092455340                  $  352.94         1        09/01/1997
600081033         8.250     .0425     8.208    08/01/2027  092459198                  $  290.65         2        09/01/1997
600081034         8.000     .0425     7.958    08/01/2027  092455464                  $1,202.03                  09/01/1997
600081035         8.375     .0425     8.333    08/01/2027  092455328                  $1,011.13                  09/01/1997
600081036         8.750     .0425     8.708    08/01/2027  092455453                  $  611.52                  09/01/1997
600081037         8.125     .0425     8.083    08/01/2027  092455465                  $1,064.11                  09/01/1997
600081038         8.375     .0425     8.333    07/01/2027  092459195                  $  441.01         7        09/01/1997
600081039         7.875     .0425     7.833    08/01/2027  092455467                  $1,388.47                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600081026       360                                                                         $158,000.00    N
600081027       360                                                                         $120,000.00    N
600081028       360                                                                         $ 58,000.00    N
600081029       360                                                                         $161,000.00    N
600081030       360                                                                         $100,000.00    N
600081031       360                                                                         $260,000.00    N
600081032       360                                                                         $ 51,000.00    N
600081033       360                                                                         $ 42,000.00    N
600081034       360                                                                         $235,500.00    N
600081035       360                                                                         $220,000.00    N
600081036       360                                                                         $111,000.00    N
600081037       360                                                                         $243,000.00    N
600081038       360                                                                         $ 63,000.00    N
600081039       360                                                                         $240,000.00    N

 (vlegal.ace v1.4)                                                    Page    99
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600081040     TRAN                     1530 NE 57TH AVENUE      PORTLAND          OR      97213    $119,868.41    9.000     .250
600081041     CABLE                    3698 SW HELMHOLTZ        REDMOND           OR      97756    $223,867.75    8.625     .250
600081042     CROTTEAU                 3730 NE SIMPSON STREET   PORTLAND          OR      97211    $ 99,900.98    8.625     .250
600081043     MARIN                    14020 NE GLISAN STREET   PORTLAND          OR      97230    $ 85,152.24    8.875     .250
600081044     ERIKSSON                 1715 SE 4TH STREET       GRESHAM           OR      97080    $ 89,195.93    8.500     .250
600081045     BROSS                    3002 NE 165TH PLACE      VANCOUVER         WA      98682    $ 59,963.65    8.500     .250
600081046     BENVENUTI                1557 39TH STREET         SACRAMENTO        CA      95816    $266,084.50    8.375     .250
600081047     PHETTHONGSY              6537 JACOBE STREET N     KEIZER            OR      97303    $101,433.60    8.125     .250
600081048     BROWN                    9914 ST. HELENS AVENUE   VANCOUVER         WA      98664    $111,937.20    8.875     .250
600081049     MARSH                    466 MARBLE COURT         REDDING           CA      96003    $ 75,555.37    8.625     .250
600081050     ADAMO                    3901 E. EARLL DRIVE      PHOENIX           AZ      85018    $ 81,650.50    8.500     .250
600081051     WALKER                   3344 SWAIN COURT         SACRAMENTO        CA      95838    $ 56,366.70    8.625     .250
600081052     ZARING                   1050 NE BUTLER MARKE     BEND              OR      97701    $ 61,811.55    8.375     .250
600081053     BERG                     6045 SEYFERTH WAY        SACRAMENTO        CA      95823    $ 52,768.01    8.500     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600081040         8.750     .0425     8.708    07/01/2027  092455331                  $  965.55                  09/01/1997
600081041         8.375     .0425     8.333    08/01/2027  092455451                  $1,742.25                  09/01/1997
600081042         8.375     .0425     8.333    08/01/2027  092455341                  $  777.48                  09/01/1997
600081043         8.625     .0425     8.583    08/01/2027  092455444                  $  677.89                  09/01/1997
600081044         8.250     .0425     8.208    08/01/2027  092459197                  $  686.26         1        09/01/1997
600081045         8.250     .0425     8.208    08/01/2027  092455372                  $  461.35                  09/01/1997
600081046         8.125     .0425     8.083    08/01/2027  092455462                  $2,023.70                  09/01/1997
600081047         7.875     .0425     7.833    08/01/2027  092455348                  $  753.64                  09/01/1997
600081048         8.625     .0425     8.583    08/01/2027  092455463                  $  891.13                  09/01/1997
600081049         8.375     .0425     8.333    08/01/2027  092455347                  $  588.01                  09/01/1997
600081050         8.250     .0425     8.208    08/01/2027  092455364                  $  628.21         2        09/01/1997
600081051         8.375     .0425     8.333    08/01/2027  092455477                  $  438.68                  09/01/1997
600081052         8.125     .0425     8.083    08/01/2027  092455461                  $  470.11                  09/01/1997
600081053         8.250     .0425     8.208    08/01/2027  092455466                  $  405.99                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600081040       360                                                                         $150,000.00    N
600081041       360                                                                         $280,000.00    N
600081042       360                                                                         $124,960.00    N
600081043       360                                                                         $106,500.00    N
600081044       360                                                                         $105,000.00    N
600081045       360                                                                         $202,051.00    N
600081046       360                                                                         $355,000.00    N
600081047       360                                                                         $126,900.00    N
600081048       360                                                                         $140,000.00    N
600081049       360                                                                         $108,000.00    N
600081050       360                                                                         $ 86,000.00    N
600081051       360                                                                         $ 70,500.00    N
600081052       360                                                                         $ 82,500.00    N
600081053       360                                                                         $ 66,000.00    N

 (vlegal.ace v1.4)                                                  Page    100
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


                                                                                                    SCHEDULED     INTEREST  LNDR
LOAN #        BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE        RATE     FEE
------        --------------------     --------------------     ---------------   -----   -----    -----------    --------  -----
600081054     DEMAS                    1118 11TH STREET         OREGON CITY       OR      97045    $ 73,557.65    8.750     .250
600081056     DAVIS                    4401 HOLLY STREET        SPRINGFIELD       OR      97478    $112,428.26    8.250     .250
600081057     GALEA                    8449 W. SHAW BUTTE D     PEORIA            AZ      85345    $112,681.70    8.500     .250
600081457     METCALF                  2566 NW LOVEJOY          PORTLAND          OR      97210    $300,000.00    8.875     .250
600081460     LUONG                    4605 NE ALBERTA COURT    PORTLAND          OR      97218    $ 96,750.00    8.875     .250
600081463     BORTES                   3302 SE 160TH AVE        PORTLAND          OR      97236    $ 74,750.00    8.750     .250

                  NET       MGMT       PC      SCHEDULED                                               MI        INTEREST
LOAN #            RATE      FEE       RATE     MATURITY    S/S LOAN #                 P & I PMT        CO         PAID-TO
------            ------    -----    ------    ---------   ---------------            ---------        --        --------
600081054         8.500     .0425     8.458    08/01/2027  092455363                  $  579.02                  09/01/1997
600081056         8.000     .0425     7.958    08/01/2027  092455323                  $  845.18                  09/01/1997
600081057         8.250     .0425     8.208    08/01/2027  092459196                  $  866.95         2        09/01/1997
600081457         8.625     .0425     8.583    09/01/2027  092459192                  $2,386.94                  09/01/1997
600081460         8.625     .0425     8.583    09/01/2027  092459194                  $  769.79                  09/01/1997
600081463         8.500     .0425     8.458    09/01/2027  092459193                  $  588.06                  09/01/1997


                LOAN    PER       LIFE      LIFE       GROSS        NET         CERT.       PROP          BUYDOWN
LOAN #          TERM    CAP      FLOOR      CAP        MARGIN      MARGIN       MARGIN      VALUE         TYPE
------          ----    ----     -----      ----       ------      ------       ------      ------        -------
600081054       360                                                                          $92,000.00    N
600081056       360                                                                         $150,000.00    N
600081057       360                                                                         $139,246.00    N
600081457       360                                                                         $376,000.00    N
600081460       360                                                                         $129,000.00    N
600081463       360                                                                         $115,000.00    N

 (vlegal.ace v1.4)                                                    Page   101
 RUN DATE:  09/26/1997     PNC MORTGAGE SECURITIES CORP.
 TIME:  08:57:44               LEGAL LOAN LISTING
 REQUESTED STATUS               AS OF 09/26/1997

 POOL NUMBER:          1213    POOL NAME:      1997-5


               LOAN     # OF        CURRENT         PROPERTY         ORIG LOAN
               COUNT   BUYDOWN      BALANCE         VALUE            AMOUNT             P & I
               -----   -------      -------         ---------        ---------          -----
 ** POOL
 ** TOTAL      1392          3   350,143,810.79     483,093,885.55   350,747,871.00     2,625,485.00

                                                                 Exhibit E

                     SELLING AND SERVICING
                           CONTRACT


    This Selling and Servicing Contract (the "Contract"), made and entered into by PNC Mortgage Securities Corp. ("Buyer") and the Seller ("Seller") identified below,

                         WITNESSETH:

    WHEREAS, Seller has submitted a Seller Application to Buyer and has otherwise been approved by Buyer; and

    WHEREAS, Seller has received the Buyer's Selling Guide and the Buyer's Servicing Guide (the "Guides");

    NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, Buyer and Seller hereto agree as follows:

    1. GUIDES. The Guides, which set forth the terms and conditions under which Seller is to sell and service mortgages, are supplements to this Contract and such Guides, as may be amended or supplemented from time to time, are incorporated into this Contract in full by reference and made a part hereof as fully as if set forth at length herein. All capitalized terms used herein and not defined herein have the meanings ascribed to them in Appendix A, Glossary of Terms, to the Guides.

    2. SELLERS' DUTIES. Seller shall diligently perform all duties incident to the selling and servicing of all mortgages which may be sold by Seller from time to time and such other mortgages as Buyer and Seller may mutually agree upon. In the performance of such duties, Seller shall employ procedures and exercise the same care that it would maintain for loans held in its own portfolio and in accordance with standards of practice, diligence, prudence and competence maintained by the mortgage banking industry. Seller shall also comply with all of the provisions of the Guides and with all other reasonable requirements and instructions of Buyer. Seller shall perform such services at its sole expense except as otherwise expressly provided in the Guides. Seller agrees to service each of such mortgages continuously beginning with the Purchase Date for such mortgages or the date of designation of Seller as replacement Servicer for mortgages previously purchased by Buyer from another Seller, until all interest and principal on each mortgage has been paid in full, the mortgage has been liquidated as provided in the Guides, or such servicing duties are terminated by Buyer.

    3. COMPENSATION. Seller shall be compensated for its services hereunder as specified in the Guides.

    4. DOCUMENTS AND RECORDS. Seller agrees to create, maintain and transmit all mortgage records and documents including all permanent mortgage account records in accordance with the Guides. With respect to such records and documents, Seller shall have custody privileges and Buyer shall have ownership of the mortgage records and documents. Buyer may inspect such records and documents at reasonable times during Seller's normal business hours. Seller shall maintain accurate records and books of account, an adequate system of audit and internal control, and shall conduct its origination and servicing activities in a responsible and businesslike manner. Seller shall promptly notify Buyer in writing of any activity or action, either internal or external, which could potentially affect adversely the terms of any mortgage serviced hereunder or the ability of Seller to service any mortgage.

    5. WARRANTIES, OBLIGATIONS AND REPRESENTATIONS. The warranties, obligations and representations stated in the Guides and hereby made or undertaken by Seller with respect to each of the mortgages to be sold and serviced by it on behalf of Buyer, unless expressly waived in writing by Buyer. All warranties made by Seller shall survive (i) any investigation made by or on behalf of Buyer, it assignee or designee, (ii) liquidation of the mortgage, (iii) purchase of the mortgage by Buyer, its designee or assignee, (iv) repurchase of the mortgage by Seller, and (v) termination of this Contract, or similar event, and all such warranties shall inure to the benefit of Buyer, its successors and assigns and any transferee of any mortgage. Upon specific written request from Buyer, Seller shall supply evidence that is satisfactory to Buyer of its compliance with any provisions of the Guides.

    6. REPURCHASE OBLIGATION. If, after purchase of any mortgage by Buyer, any of the representations or warranties of the Seller contained herein or in the Selling Guide are untrue, Buyer may, at its option, without regard to the Sellers' actual or implied knowledge of the untruth of such warranty (except to the extent the warranty is expressly conditioned upon the Seller's actual knowledge), in addition to and without limitation as to any other remedy accruing to Buyer, require the Seller to repurchase said mortgage pursuant to the Guides. It is contemplated that a third party will purchase from Buyer the mortgages purchased from Seller, and Seller agrees that Buyer may, in its own name or in the name of the third party, exercise any rights or remedies at law or in equity on behalf of itself or such third party.

    7. CUSTODIANSHIP OF FUNDS. Seller shall fully account to Buyer for the custodianship of funds received from, or on behalf of, a Borrower for mortgages serviced hereunder. Seller shall establish and maintain custodial accounts in accordance with the Guides for (i) the segregation of all principal and interest received, and (ii) the administration of all amounts to be deposited into escrow accounts, and such accounts shall be maintained free and clear of any lien or encumbrance. Seller must be in control of the funds in its custody at all times, and upon request from time to time of Buyer shall submit complete and accurate analyses of cash balances on hand and of the receipt, deposit and disposition of monies handled.

    8. INDEMNIFICATION BY SELLER. Seller shall indemnify Buyer from and hold Buyer harmless against all losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees, and expenses heretofore or hereafter resulting from a material breach of any warranty, obligation or representation contained in or made pursuant to this Contract or from any claim, demand, defense or assertion against or involving Buyer or its assignee or transferee of any mortgage based on or grounded upon, or resulting from such breach or a breach of any representation, warranty or obligation made by Buyer in reliance upon any warranty, obligation or representation made by Seller contained in or made pursuant to this Contract. Seller hereby acknowledges Buyer's intent to sell the mortgages to third parties in reliance upon Seller's warranties, obligations and representation. The obligations of Seller under this paragraph shall survive delivery and payment for the mortgages, liquidation or repurchase of the mortgages and termination of this Contract or the expiration hereof.

    9. NO ASSIGNMENT. This Contract is of the nature of a personal service agreement and accordingly may not be assigned by Seller. Except as provided in paragraph 10 of this Contract, Seller may not assign or otherwise transfer its responsibility for servicing individual mortgages to any other entity, including affiliates. Any attempt to assign servicing rights without the prior written consent of Buyer shall be null and void. Any such assignment without the consent of Buyer shall be grounds for immediate termination of the servicing rights with respect to the servicing purportedly assigned.

    10. SUBCONTRACTING OF SERVICING. Seller may not, without Buyer's prior written approval, subcontract with any other entity, including affiliates, its responsibility for servicing any mortgage it has contracted to service for Buyer.

    11. TERMINATION BY BUYER. Buyer may terminate the right of Seller to continue to service mortgage loans for Buyer and/or revoke the status of Seller as an approved Seller for any of the reasons set forth in the Guides, including a change in Seller's form of organization, a transfer of 25% or more of the equity interest in Seller or change in its principal executive or financial officers. No such termination shall release Seller from any of its obligations hereunder or under the Guides or from any liability arising hereunder or thereunder. Any forbearance or delay by Buyer in exercising such rights shall not be deemed a waiver of and shall not preclude the exercise of any such right. Upon termination by Buyer of this Contract for any reason other than a failure of Seller to meet the eligibility requirements as set forth in the Guides as determined by Buyer, Seller shall be compensated for such termination in the amount specified in the Servicing Guide.

    12. ATTORNEY'S FEES. In the event of a dispute arising from or concerning an obligation of the Seller or Buyer under this Contract which results in litigation of the issue, the prevailing party to such litigation shall be indemnified by the other party for all costs and expenses in bringing or defending such action.

    13. OFFSET. Buyer shall have the right to offset amounts due from Seller against the purchase price to be paid for the acquisition of mortgages. Amounts due which may be offset include but are not limited to past due pair-off fees and funds for the repurchase of mortgages which are subject to an outstanding repurchase demand.

    14. NOTICE. Any notice required or permitted hereunder shall be in writing and shall be sent to Seller at its address shown under its signature below or to such other address Seller may designate in writing or to Buyer at 75 North Fairway Drive, Vernon Hills, Illinois 60061 or to such other address designated by Buyer in writing, by certified mail, return receipt requested, postage prepaid.

    15. PRIOR AGREEMENTS. This Contract supersedes any prior agreements and understandings between Buyer and Seller governing the subject matter hereof; provided, however, that Seller shall not be released from any responsibility or liability that may have arisen under such agreements and understandings.

    16. GOVERNING LAW. This Contract is made in the State of Illinois and shall be governed by the law of such state.

    17. USE OF TERM "SELLER". Wherever the term "Seller" is used in this contract in a context involving loan administration, servicing, and accounting obligations, such term shall be deemed to mean "Servicer" as is used in the Buyer's Servicing Guide.

    18. EFFECTIVE DATE OF CONTRACT. This contract is not effective until it is accepted by Buyer. An executed copy of the Contract will be returned to the Seller.

    19. STATUS OF PARTIES. Seller and Buyer each represent, warrant and agree that as of the date of this Contract: (i) each party is duly organized, validly existing and in good legal standing under the laws of its jurisdiction of organization, and has the requisite power and authority to enter into this contract and agreements to which both are parties as contemplated by this Contract; (ii) this Contract has been duly authorized executed and delivered to both parties and constitutes a valid and legally binding agreement of each party, enforceable in accordance with its terms;
(iii) there is no action, proceeding or investigation pending or threatened, nor any basis therefore known to either party that questions the validity or prospective validity of this Contract insofar as the Contract relates to either party, or any essential element upon which this Contract depends, or any action to be taken by either party pursuant to this Contract; and (iv) insofar as either party's capacity to carry out any obligation under this Contract is concerned, neither party will be in violation of any provision of any charter, certificate of incorporation, by-law, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule, or regulation, and there is no such provision that adversely affects either party's capacity to carry out any such obligation. Seller's and Buyer's execution of, and performance pursuant to, this Contract will not result in any such violation. At all times Seller shall act as an independent contractor.

    IN WITNESS WHEREOF, the parties have executed this Contract by proper officials duly authorized on the dates hereinafter set forth. This Contract shall take effect as of the date of its execution in original or facsimile signature by a duly authorized officer of the Buyer.


----------------------------------        ----------------------------------
         Name of Seller                            Seller I.D. Number


----------------------------------        ----------------------------------
      Type of Organization                      Organized under laws of


----------------------------------------------------------------------------
    Principal place of business:  street address, city, state, zip code


----------------------------------------------------------------------------
           Typed name and title of Seller's authorized officer


-----------------------------------------    -------------------------------
Signature of Seller's authorized officer                  Date


----------------------------------------------------------------------------
            Typed name and title of authorized representative


-----------------------------------------    -------------------------------
Signature of authorized representative                    Date

                                                                 Exhibit F

                FORM OF TRANSFEROR CERTIFICATE FOR
         CLASS B-4, CLASS B-5 AND CLASS B-6 CERTIFICATES


                              [Date]


U.S. Bank National Association, as Trustee
180 East 5th Street, SPFT0210
St. Paul, MN 55101


    Re: Purchase of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates Series 1997-5, Class [B-4] [B-5] [B-6] (the
         "Certificates")

Ladies and Gentlemen:

    In connection with our disposition of the above Certificates we certify that (a) we understand the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act") and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, and (b) we have not offered or sold any certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act.

                                                 Very truly yours,

                                                 [Name of Transferor]



                                                 By:
                                                     ---------------------------
                                                          Authorized Officer

                                                                 Exhibit G

                FORM OF TRANSFEREE'S AGREEMENT FOR
          CLASS B-4, CLASS B-5 AND CLASS B-6 CERTIFICATES


                              [Date]


U.S. Bank National Association
180 East 5th Street, SPFT0210
St. Paul, MN 55101

PNC Mortgage Securities Corp.
75 N. Fairway Drive
Vernon Hills, Illinois  60061


    The undersigned (the "Purchaser") proposes to purchase [Class B-4]
[Class B-5] [Class B-6] Certificates evidencing an undivided interest in PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1997-5 (the "Purchased Certificates") in the principal amount of $______________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

    Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of September 1, 1997 (the "Pooling Agreement"), between PNC Mortgage Securities Corp. ("PNC") and U.S. Bank National Association, as trustee (the "Trustee"), of the PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1997-5.

    Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to PNC and the Trustee that:

    (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Purchased Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement;

    (b) The Purchaser is acquiring the Purchased Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part;

    (c) The Purchaser is an "accredited investor" as such term is defined in paragraph (a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) of Section 501 of
Regulation D under the Securities Act of 1933, as amended (the "Act"), has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Purchased Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Purchased Certificates and can afford a complete loss of such investment;

    (d)  The Purchaser is not affiliated with the Trustee;

    (e) The Purchaser confirms that PNC has made available to the Purchaser the opportunity to ask questions of, and receive answers from PNC concerning the Trust, the purchase by the Purchaser of the Purchased Certificates and all matters relating thereto that PNC possesses or can acquire without unreasonable effort or expense; and

    (f) If applicable, the Purchaser has complied, and will continue to comply, with the guidelines established by Thrift Bulletin 12 issued December 13, 1988, by the Office of Regulatory Activities of the Federal Home Loan Bank System; and

    (g) The Purchaser will provide the Trustee and the Master Servicer with affidavits substantially in the form of Exhibit A attached hereto.

    Section 3.     Transfer of Purchased Certificates.

    (a) The Purchaser understands that the Purchased Certificates have not been registered under the Act, or any state securities laws and that no transfer may be made unless the Purchased Certificates are registered under the Act and under applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither PNC nor the Trust is under any obligation to register the Purchased Certificates or make an exemption available. In the event that such a transfer is to be made within two years from the Closing Date without registration under the Act or applicable state securities laws, (i) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferee each certify to PNC and the Trustee as to the factual basis for the registration or qualification exemption relied upon, and (ii) the Trustee or PNC may require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trustee or PNC. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and PNC against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

    (b) No transfer of a Purchased Certificate shall be made unless the transferee provides PNC and the Trustee with (i) a Transferee's Agreement, substantially in the form of this Agreement, and (ii) either (a) an affidavit substantially in the form of Exhibit A hereto that the proposed transferee
(x) is not an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, or comparable provisions of any subsequent enactments (a "Plan"), a trustee of any Plan, or any other Person who is using the "plan assets" of any Plan to effect such acquisition or (y) is an insurance company, the source of funds to be used by it to purchase the Purchased Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60, or (b) a Benefit Plan Opinion (as defined in Exhibit A hereto).

    (c) The Purchaser acknowledges that its Purchased Certificates bear a legend setting forth the applicable restrictions on transfer.

          IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of this day and the year first above written.

                                       [Purchaser]



                                       By:
                                           -----------------------------------
                                            Its:

                    Exhibit A to Form of Transferee Agreement (Exhibit G)

                      PNC MORTGAGE SECURITIES CORP.

                          BENEFIT PLAN AFFIDAVIT


RE: PNC MORTGAGE SECURITIES CORP.
    MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-5
    (THE "TRUST") [CLASS B-4] [CLASS B-5] [CLASS B-6] CERTIFICATES (THE "PURCHASED CERTIFICATES")

          Under penalties of perjury, I, _____________________, declare that, to the best of my knowledge and belief, the following representations are true, correct and complete; and

          1.   That I am the _______________ of __________________ (the
"Purchaser"), whose taxpayer identification number is ___________, and on behalf of which I have the authority to make this affidavit.

          2. That the Purchaser is acquiring a Purchased Certificate representing an interest in the Trust.

          3. That the Purchaser (i) is not an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or comparable provisions of any subsequent enactments (a "Plan"), a trustee of any Plan, or any other Person who is using the "plan assets" of any Plan to effect such acquisition, (ii) has provided a "Benefit Plan Opinion" satisfactory to PNC Mortgage Securities Corp. (the "Company") and the Trustee of the Trust or (iii) is an insurance company, the source of funds to be used by it to purchase the Purchased Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer
(a) is permissible under applicable law, (b) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and (c) will not subject the Trustee, the Master Servicer or the Company to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Benefit Plan Opinion shall not be an expense of the Trustee, the Master Servicer or the Company.

 IN WITNESS WHEREOF, the Purchaser has caused this instrument to be duly executed on its behalf, by its duly authorized officer this _____ day of __________________, 199__.

[Purchaser]



By:
   ----------------------------------
    Its:

          Personally appeared before me ______________________, known or proved to me to be the same person who executed the foregoing instrument and to be a ________________ of the Purchaser, and acknowledged to me that (s)he executed the same as his/her free act and deed and as the free act and deed of the Purchaser.

          SUBSCRIBED and SWORN to before me this day of ____________, 19__.


                                            -----------------------------------
                                                       Notary Public

                                                                      Exhibit H

              FORM OF ADDITIONAL MATTER INCORPORATED INTO
              THE FORM OF THE MORTGAGE TRUST CERTIFICATES

    This Certificate does not represent an obligation of or interest in PNC Mortgage Securities Corp. or any of its affiliates, including PNC Bank Corp. Neither this Certificate nor the underlying Mortgage Loans are guaranteed by any agency or instrumentality of the United States.

    This certifies that the above-named Registered Owner is the registered owner of certain interests in a trust fund (the "Mortgage Trust Fund") whose assets consist of, among other things, a pool (the "Mortgage Pool") of conventional one- to four-family mortgage loans (the "Mortgage Loans"), formed and administered by PNC Mortgage Securities Corp. (the "Company"), which term includes any successor entity under the Pooling Agreement referred to below. The Mortgage Pool was created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-Off Date stated above (the "Pooling Agreement"), between the Company and U.S. Bank National Association, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling Agreement. Nothing herein shall be deemed inconsistent with such meanings, and in the event of any conflict between the Pooling Agreement and the terms of this Certificate, the Pooling Agreement shall control. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling Agreement, to which Pooling Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

    Distributions will be made, pursuant to the Pooling Agreement, on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), to the extent of such Certificateholder's Percentage Interest represented by this Certificate in the portion of the Mortgage Trust Available Distribution Amount for such Distribution Date then distributable on the Certificates of this Class, as specified in Section 4.01 of the Pooling Agreement.

    Distributions on this Certificate will be made by the Trustee by wire transfer or check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate to the Certificate Registrar.

    Reference is hereby made to the further provisions of this Certificate set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

    Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

    IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                     U.S. BANK NATIONAL ASSOCIATION, as Trustee


                                       By:
                                           -----------------------------------




                (TRUSTEE'S CERTIFICATE OF AUTHENTICATION)

          This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee



By:
   -------------------------------

Dated:
      ----------------------------

                      PNC MORTGAGE SECURITIES CORP.
                    MORTGAGE PASS-THROUGH CERTIFICATE


    This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the Series and Class specified hereon (herein called the "Certificates") and representing certain interests in the Mortgage Trust Fund.

    The Certificates do not represent an obligation of, or an interest in, the Company or any of its affiliates and are not insured or guaranteed by any governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Pooling Agreement. In the event Company funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Company from the related recoveries on such Mortgage Loan or from other cash deposited in the Certificate Account to the extent that such advance is not otherwise recoverable.

    As provided in the Pooling Agreement, withdrawals from the Certificate Account may be made by the Company from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Company of advances made, or certain expenses incurred, by it.

    The Pooling Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pooling Agreement at any time by the Company and the Trustee with the consent of the Holders of the Certificate Trust Certificates evidencing Percentage Interests aggregating not less than 66% of the Certificate Trust Fund. For the purposes of such provision and except as provided below, voting rights relating to 100% of the Aggregate Certificate Principal Balance will be allocated pro rata (by Certificate Principal Balance) among such Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

    As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar or the office maintained by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of Authorized Denominations evidencing the same Percentage Interest set forth hereinabove will be issued to the designated transferee or transferees.

    No transfer of a Certificate will be made unless such transfer is exempt from or is made in accordance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities laws. In the event that a transfer is to be made without registration or qualification under applicable laws, (i) in the event such transfer is made pursuant to Rule 144A under the Securities Act, the Company and the Trustee shall require the transferee to execute an investment letter in substantially the form attached as Exhibit L to the Pooling Agreement, which investment letter shall not be an expense of the Company, the Master Servicer or the Trustee and (ii) in the event that such a transfer is not made pursuant to Rule 144A under the Securities Act, the Company may require an Opinion of Counsel satisfactory to the Company that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Company, the Master
Servicer or the Trustee. Neither the Company nor the Trustee will register the Certificate under the Securities Act, qualify the Certificate under any state securities law or provide registration rights to any purchaser. Any Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

    The Certificates are issuable only as registered Certificates without coupons in Authorized Denominations specified in the Pooling Agreement. As provided in the Pooling Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of Authorized Denominations evidencing the same aggregate interest in the portion of the Mortgage Trust Available Distribution Amount distributable on this Class of Certificate, as requested by the Holder surrendering the same.

    A reasonable service charge may be made for any such registration of transfer or exchange, and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

    The Company, the Trustee and the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

    The obligations created by the Pooling Agreement and the Mortgage Trust Fund and Certificate Trust Fund created thereby shall terminate upon (i) the later of the maturity or other liquidation (including repurchase by the Company) of the last Mortgage Loan remaining in the Mortgage Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the payment to Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Pooling Agreement. In the event that the Company repurchases any Mortgage Loan pursuant to the Pooling Agreement, such Pooling Agreement generally requires that the Trustee distribute to the Certificateholders in the aggregate an amount equal to 100% of the unpaid Principal Balance of such Mortgage Loan, plus accrued interest at the applicable Pass-Through Rate to the next scheduled Due Date for the Mortgage Loan. The Pooling Agreement permits, but does not require, the Company to repurchase from the Mortgage Trust Fund all Mortgage Loans at the time subject thereto and all property acquired in respect of any Mortgage Loan upon payment to the Certificateholders of the amounts specified in the Pooling Agreement. The exercise of such right will effect early retirement of the Certificates, the Company's right to repurchase being subject to the aggregate unpaid Principal Balance of the Mortgage Loans at the time of repurchase being less than ten percent (10%) of the aggregate unpaid Principal Balance of the Mortgage Loans as of the Cut-Off Date.

                                ASSIGNMENT


    FOR VALUE RECEIVED the undersigned hereby sell(s) and assign(s) and transfer(s) unto
------------------------------------------------------------------------------
------------------------------------------------------------------------------
(Please print or typewrite name and address, including postal zip code of assignee. Please insert social security or other identifying number of assignee.)

the within Mortgage Pass-Through Certificate and hereby irrevocably constitutes and appoints _____________________________________________________
Attorney to transfer said Certificate on the Certificate Register, with full power of substitution in the premises.

Dated:
      -------------     ------------------------------------------------------
                        Signature Guaranteed


                        ------------------------------------------------------
                        N        O        T        I        C        E       :
                    The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

                                                                      Exhibit I

                          TRANSFEROR CERTIFICATE


                                  [Date]

U.S. Bank National Association, as Trustee
180 East 5th Street, SPFT0210
St. Paul, MN 55101
Attn:  Structured Finance

    RE:  PNC MORTGAGE SECURITIES CORP. MORTGAGE PASS-THROUGH
         CERTIFICATES, SERIES 1997-5, CLASS [R] [R-1]

Ladies and Gentlemen:

    This letter is delivered to you in connection with the sale by ____ _________________________ (the "Seller") to ___________________________
________ (the "Purchaser") of $____________________ initial Certificate
Principal Balance of Mortgage Pass-Through Certificates, Series 1997-5, Class [R] [R-1] (the "Certificate"), pursuant to Section 5.01 of the Pooling and Servicing Agreement (the "Pooling Agreement"), dated as of September 1, 1997 among PNC Mortgage Securities Corp., as depositor and master servicer (the "Company"), and U.S. Bank National Association, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

    1. No purpose of the Seller relating to the sale of the Certificate by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of tax.

    2. The Seller understands that the Purchaser has delivered to the Trustee and the Company a transferee affidavit and agreement in the form attached to the Pooling Agreement as Exhibit J. The Seller does not know or believe that any representation contained therein is false.

    3. The Seller has no actual knowledge that the proposed Transferee is not a Permitted Transferee.

    4. The Seller has no actual knowledge that the Purchaser would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificates.

    5. The Seller has conducted a reasonable investigation of the financial condition of the Purchaser and, as a result of the investigation, found that the Purchaser has historically paid its debts as they came due, and found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they come due in the future.

    6. The Purchaser has represented to the Seller that, if the Certificates constitute a noneconomic residual interest, it (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Certificates as they become due.

                                       Very truly yours,

                                       [Seller]



                                       By:
                                          ------------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

                                                                     Exhibit J

                    TRANSFEREE AFFIDAVIT AND AGREEMENT


STATE OF           )
                   )   ss:
COUNTY OF          )


               [NAME OF OFFICER], being first duly sworn, deposes and says:

    1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Class [R] [R-1] Certificate (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ___________________________] [the United States],
on behalf of which he makes this affidavit and agreement.

    2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of
Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class [R] [R-1] Certificates, and (ii) is acquiring the Class [R] [R-1] Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity, or any foreign government or international organization, or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

    3. That the Owner is aware (i) of the tax that would be imposed on transfers of the Class [R] [R-1] Certificates after March 31, 1988;
(ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class [R] [R-1] Certificates may be a "noneconomic residual interest" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

    4. That the Owner is aware of the tax imposed on a "pass-through entity" holding the Class [R] [R-1] Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

    5. That the Owner is aware that the Trustee will not register the Transfer of the Class [R] [R-1] Certificates unless the transferee, or the transferees' agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

    6. That the Owner has reviewed the restrictions set forth on the face of the Class [R] [R-1] Certificates and the provisions of
Section 5.01 of the Pooling Agreement under which the Class [R] [R-1] Certificates were issued (in particular, clauses (iii)(A) and (iii)(B) of Section 5.01(c) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of
Section 5.01). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

    7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class [R] [R-1] Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

    8.    The Owner's Taxpayer Identification Number is ______________________
____________________.

    9. That no purpose of the Owner relating to the purchase of the Class [R] [R-1] Certificates by the Owner is or will be to enable the transferor to impede the assessment or collection of tax.

    10. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

    11. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding.

    12. That no purpose of the Owner relating to any sale of the Class [R] [R-1] Certificates by the Owner will be to impede the assessment or collection of tax.

    13. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

    14. The Owner hereby agrees to cooperate with the Company and to take any action required of it by the Code or Treasury regulations thereunder (whether now or hereafter promulgated) in order to create or maintain the REMIC status of the Mortgage Trust Fund or the Certificate Trust Fund.

    15. The Owner hereby agrees that it will not take any action that could endanger the REMIC status of the Mortgage Trust Fund or the Certificate Trust Fund, as applicable, or result in the imposition of tax on the Mortgage Trust fund or the Certificate Trust Fund unless counsel for, or acceptable to, the Company has provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable.

    16. The Owner as transferee of the Class [R] [R-1] Certificates has represented to their transferor that, if the Class [R] [R-1] Certificates constitute a noneconomic residual interest, the Owner (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and
(ii) intends to pay taxes associated with its holding of the Class [R] [R-1] Certificates as they become due.

    IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this _______ day of __________, 19___.

                                       [Name of Owner]


                                       By:
                                          ------------------------------------
                                                    [Name of Officer]
                                                   [Title of Officer]

[Corporate Seal]

ATTEST:



[Assistant] Secretary

    Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and Acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

    Subscribed and sworn before me this____day of________________, 19__.




                                  NOTARY PUBLIC


                                  COUNTY OF
                                  STATE OF
                                  My Commission expires the ___ day
                                  of _________________, 19___

                                                                     Exhibit K

              FORM OF ADDITIONAL MATTER INCORPORATED INTO
             THE FORM OF THE CERTIFICATE TRUST CERTIFICATES


    This Certificate does not represent an obligation of or interest in PNC Mortgage Securities Corp. or any of its affiliates, including PNC Bank Corp. Neither this Certificate nor the underlying Mortgage Loans are guaranteed by any agency or instrumentality of the United States.

    This certifies that the above-named Registered Owner is the registered owner of certain interests in a trust fund (the "Certificate Trust Fund") whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool (the "Mortgage Pool") of conventional one- to four-family mortgage loans (the "Mortgage Loans"), formed and administered by PNC Mortgage Securities Corp. (the "Company"), which term includes any successor entity under the Pooling Agreement referred to below. The Mortgage Pool was created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-Off Date stated above (the "Pooling Agreement"), between the Company and U.S. Bank National Association, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling Agreement. Nothing herein shall be deemed inconsistent with such meanings, and in the event of any conflict between the Pooling Agreement and the terms of this Certificate, the Pooling Agreement shall control. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling Agreement, to which Pooling Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

    Distributions will be made, pursuant to the Pooling Agreement, on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), to the extent of such Certificateholder's Percentage Interest represented by this Certificate in the portion of the Certificate Trust Available Distribution Amount for such Distribution Date then distributable on the Certificates of this Class, as specified in Section 4.05 of the Pooling Agreement.

    Distributions on this Certificate will be made by the Trustee by wire transfer or check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate to the Certificate Registrar.

    Reference is hereby made to the further provisions of this Certificate set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

    Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

    IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                     U.S. BANK NATIONAL ASSOCIATION, as Trustee


                                     ------------------------------------------
                                     By:




                (TRUSTEE'S CERTIFICATE OF AUTHENTICATION)

          This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee


By:
   -------------------------------

Dated:
      ----------------------------

                         PNC MORTGAGE SECURITIES CORP.
                       MORTGAGE PASS-THROUGH CERTIFICATE


    This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the Series and Class specified hereon (herein called the "Certificates") and representing certain interests in the Certificate Trust Fund.

    The Certificates do not represent an obligation of, or an interest in, the Company or any of its affiliates and are not insured or guaranteed by any governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Trust Certificates, all as more specifically set forth herein and in the Pooling Agreement. In the event Company funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Company from the related recoveries on such Mortgage Loan or from other cash deposited in the Certificate Account to the extent that such advance is not otherwise recoverable.

    As provided in the Pooling Agreement, withdrawals from the Certificate Account may be made by the Company from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Company of advances made, or certain expenses incurred, by it.

    The Pooling Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pooling Agreement at any time by the Company and the Trustee with the consent of the Holders of the Certificate Trust Certificates evidencing Percentage Interests aggregating not less than 66% of the Certificate Trust Fund. For the purposes of such provision and except as provided below, voting rights relating to 100% of the Aggregate Certificate Principal Balance will be allocated pro rata (by Certificate Principal Balance) among such Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

    As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar or the office maintained by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of Authorized Denominations evidencing the same Percentage Interest set forth hereinabove will be issued to the designated transferee or transferees.

    No transfer of a Certificate will be made unless such transfer is exempt from or is made in accordance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities laws. In the event that a transfer is to be made without registration or qualification under applicable laws, (i) in the event such transfer is made pursuant to Rule 144A under the Securities Act, the Company and the Trustee shall require the transferee to execute an investment letter in substantially the form attached as Exhibit L to the Pooling Agreement, which investment letter shall not be an expense of the Company, the Master Servicer or the Trustee and (ii) in the event that such a transfer is not made pursuant to Rule 144A under the Securities Act, the Company may require an Opinion of Counsel satisfactory to the Company that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Company, the Master
Servicer or the Trustee. Neither the Company nor the Trustee will register the Certificate under the Securities Act, qualify the Certificate under any state securities law or provide registration rights to any purchaser. Any Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

    The Certificates are issuable only as registered Certificates without coupons in Authorized Denominations specified in the Pooling Agreement. As provided in the Pooling Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of Authorized Denominations evidencing the same aggregate interest in the portion of the Certificate Trust Available Distribution Amount distributable on this Class of Certificate, as requested by the Holder surrendering the same.

    A reasonable service charge may be made for any such registration of transfer or exchange, and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

    The Company, the Trustee and the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

    The obligations created by the Pooling Agreement and the Mortgage Trust Fund and the Certificate Trust Fund created thereby shall terminate upon (i) the later of the maturity or other liquidation (including repurchase by the Company) of the last Mortgage Loan remaining in the Mortgage Trust Fund and the Certificate Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the payment to Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Pooling Agreement. In the event that the Company repurchases any Mortgage Loan pursuant to the Pooling Agreement, such Pooling Agreement generally requires that the Trustee distribute to the Certificateholders in the aggregate an amount equal to 100% of the unpaid Principal Balance of such Mortgage Loan, plus accrued interest at the applicable Pass-Through Rate to the next scheduled Due Date for the Mortgage Loan. The Pooling Agreement permits, but does not require, the Company to repurchase from the Mortgage Trust Fund all Mortgage Loans at the time subject thereto and all property acquired in respect of any Mortgage Loan upon payment to the Certificateholders of the amounts specified in the Pooling Agreement. The exercise of such right will effect early retirement of the Certificates, the Company's right to repurchase being subject to the aggregate unpaid Principal Balance of the Mortgage Loans at the time of repurchase being less than ten percent (10%) of the aggregate unpaid Principal Balance of the Mortgage Loans as of the Cut-Off Date.

                                ASSIGNMENT

    FOR VALUE RECEIVED the undersigned hereby sell(s) and assign(s) and transfer(s) unto
------------------------------------------------------------------------------
------------------------------------------------------------------------------
(Please print or typewrite name and address, including postal zip code of assignee. Please insert social security or other identifying number of assignee.)

the within Mortgage Pass-Through Certificate and hereby irrevocably constitutes and appoints ___________________________________________________
Attorney to transfer said Certificate on the Certificate Register, with full power of substitution in the premises.

Dated:
      -------------     ------------------------------------------------------
                        Signature Guaranteed


                        ------------------------------------------------------
                        N        O        T        I        C        E       :
               The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

                                                                      Exhibit L

             [FORM OF RULE 144A INVESTMENT REPRESENTATION]


        Description of Rule 144A Securities, including numbers:
               __________________________________________
               __________________________________________
               __________________________________________
               __________________________________________


The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

    1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

    2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1997 between PNC Mortgage Securities Corp., as Depositor and Master Servicer, and U.S. Bank National Association, as Trustee) pursuant to Section 5.01(f) of the Agreement, as follows:

          a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

          b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

          c. The Buyer has received and reviewed the Private Placement Memorandum dated as of September 30, 1997 relating to the Rule 144A Securities and has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee, the Company or the Master Servicer.

          d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

          e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has (1) completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2, or (2) obtained the waiver of the Company with respect to Annex 1 and Annex 2 pursuant to Section 5.01(f) of the Agreement. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

          f. The Buyer is not affiliated with (i) the Trustee or (ii) any Rating Agency that rated the Rule 144A Securities.

          g. If applicable, the Buyer has complied, and will continue to comply, with the guidelines established by Thrift Bulletin 12 issued December 13, 1988, by the Office of Regulatory Activities of the Federal Home Loan Bank System.

    [Required only in the case of a transfer of a Class A-14, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Certificate] [3.
The Buyer warrants and represents to, and covenants with, the Seller, the Master Servicer and the Company that (1) the Buyer is not an employee benefit plan (within the meaning of Section 3(3) of the Employee
Retirement Income Security Act of 1974, as amended ("ERISA")), subject to the prohibited transaction provisions of ERISA ("Plan"), or a plan
(within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code")) subject to Section 4975 of the Code (also a "Plan"), and the Buyer is not directly or indirectly purchasing the Rule 144A
Securities on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with "plan assets" of any Plan, (2) the Buyer's purchase of the Rule 144A Securities is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Master Servicer or the Company to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement and the Buyer has provided an Opinion of Counsel to such effect in accordance with Section 5.01(d) of the Agreement or (3) the Buyer is an insurance company, the source of funds to be used by it to purchase the Rule 144A Securities is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

    4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.


    IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


----------------------------------     ---------------------------------------
     Print Name of Seller                        Print Name of Seller



By:                                    By:
   -------------------------------        ------------------------------------
     Name:                                  Name:
     Title:                                 Title:


Taxpayer Identification:               Taxpayer Identification:
                        ----------                             --------------
No.:                                   No. :
    ------------------------------           ---------------------------------
Date:                                  Date:
     -----------------------------           ---------------------------------

                                                          Annex 1 to Exhibit L

         QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

         [For Buyers Other Than Registered Investment Companies]


    The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

    1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

    2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________. in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

     ___ CORPORATION, ETC. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

     ___ BANK. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO.

     ___ SAVINGS AND lOAN. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

     ___  BROKER-DEALER. The Buyer is a dealer registered pursuant to
          Section 15 of the Securities Exchange Act of 1934.

     ___ INSURANCE COMPANY. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.


-------------------------

1/        Buyer must own and/or invest on a discretionary basis at least
$100,000 in securities unless buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.


                                      L-1-1

     ___ STATE OR LOCAL PLAN. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

     ___ ERISA PLAN. The Buyer is an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and is subject to the fiduciary responsibility provisions of ERISA.

     ___ INVESTMENT ADVISER. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

     ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or
          (d) of the Small Business Investment Act of 1958.

     ___ BUSINESS DEVELOPMENT COMPANY. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

     ___ TRUST FUND. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or
          (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

     3. The term "SECURITIES" as used herein DOES NOT INCLUDE (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit,
(iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

     5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

          ______    ______        Will the Buyer be purchasing the Rule 144A


                                      L-2-1

             Yes            No          Securities only for the Buyer's own
account?

     6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

     7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                       ---------------------------------------
                                                 Print Name of Buyer



                                       By:
                                          ------------------------------------
                                            Name:
                                            Title:

                                       Date:
                                            ----------------------------------




                                      L-3-1

                                                          ANNEX 2 TO EXHIBIT L

     QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

      [For Buyers That Are Registered Investment Companies]


     The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

     2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

     ____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

    3. The term "FAMILY OF INVESTMENT COMPANIES" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

    4. The term "SECURITIES" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

    5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.


                                      L-2-1

    6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                       ---------------------------------------
                                                 Print Name of Buyer



                                       By:
                                          ------------------------------------
                                            Name:
                                            Title:

                                       Date:
                                            ----------------------------------


                                       IF AN ADVISER:

                                       ---------------------------------------
                                                 Print Name of Buyer



                                       By:
                                          ------------------------------------
                                            Name:
                                            Title:

                                       Date:
                                            ----------------------------------


(SEAL)




                                      L-2-2

                                                                     Exhibit M


                              [Date]

[Company]


          RE: POOLING AND SERVICING AGREEMENT DATED AS OF SEPTEMBER 1, 1997 AMONG PNC MORTGAGE SECURITIES CORP., AS DEPOSITOR AND MASTER SERVICER, AND U.S. BANK NATIONAL ASSOCIATION, AS
          TRUSTEE, RELATING TO PNC MORTGAGE SECURITIES CORP.
          MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-5

Ladies and Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as noted on the attachment hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it or the Custodian on its behalf has reviewed the documents delivered to it or to the Custodian on its behalf pursuant to Section 2.01 of the Pooling and Servicing Agreement and has determined that (i) all documents required (in the case of instruments described in clauses (X)(vi) and (Y)(x) of the definition of "Mortgage File," known by the Trustee to be required) pursuant to the third paragraph of Section 2.01 of the Pooling and Servicing Agreement have been executed and received as of the date hereof are in its possession or in the possession of the Custodian on its behalf and (ii) all such documents have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. The Trustee has made no independent examination of such documents beyond the review specifically required in the above referenced Pooling and Servicing Agreement and has relied upon the purported genuineness and due execution of any such documents and upon the purported genuineness of any signature thereon. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.


                                       ---------------------------------------
                                       as Trustee


                                       By:
                                          ------------------------------------
                                            Name:
                                            Title:

                                                                     EXHIBIT N

Schedule of Certain Mortgage Loans With Group Primary Insurance Policies


     None.



















                                      N-1